                                                                 EXHIBIT 10.3(a)

                                                                  EXECUTION COPY


================================================================================

                                US$ 175,000,000
                                 C$ 40,000,000


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                         DATED AS OF FEBRUARY 24, 1999


                               PIERCE LEAHY CORP.
                                      AND
                         PIERCE LEAHY COMMAND COMPANY,
                                  AS BORROWERS

                              THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTIES HERETO

                       CANADIAN IMPERIAL BANK OF COMMERCE
                        AS CANADIAN ADMINISTRATIVE AGENT

                                      AND

              CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY
                           AS US ADMINISTRATIVE AGENT

                                _______________

                              FLEET NATIONAL BANK
                             AS DOCUMENTATION AGENT

================================================================================

                               TABLE OF CONTENTS

                                                                          PAGE

SECTION 1.  DEFINITIONS                                                     2

         1.1  DEFINED TERMS                                                 2
         1.2  OTHER DEFINITIONAL PROVISIONS                                 32

SECTION 2.  THE US COMMITMENTS                                              32

         2.1  THE US COMMITMENTS                                            32
         2.2  PROCEDURE FOR US$ LOAN BORROWING                              33
         2.3  CONVERSION AND CONTINUATION OPTIONS                           33
         2.4  MINIMUM AMOUNTS AND MAXIMUM NUMBER OF EURODOLLAR TRANCHES     34

SECTION 3.  THE CANADIAN COMMITMENTS                                        35

         3.1  THE CANADIAN COMMITMENTS                                      35
         3.2  PROCEDURE FOR C$ LOAN BORROWING                               35
         3.3  BANKERS' ACCEPTANCES                                          35
         3.4  CONVERSION OPTION                                             39
         3.5  CIRCUMSTANCES MAKING BANKERS' ACCEPTANCES UNAVAILABLE         40

SECTION 4.  GENERAL PROVISIONS                                              40

         4.1  REPAYMENT OF LOANS; EVIDENCE OF DEBT                          40
         4.2  COMMITMENT FEE                                                42
         4.3  TERMINATION OR REDUCTION OF COMMITMENTS                       42
         4.4  OPTIONAL AND MANDATORY PREPAYMENTS                            44
         4.5  INTEREST RATES AND PAYMENT DATES                              48
         4.6  COMPUTATION OF INTEREST, FEES AND DOLLAR EQUIVALENT AMOUNTS   49
         4.7  INABILITY TO DETERMINE EURODOLLAR RATE                        50
         4.8  PRO RATA TREATMENT AND PAYMENTS                               51
         4.9  ILLEGALITY                                                    52
         4.10 REQUIREMENTS OF LAW                                           53
         4.11 TAXES                                                         54
         4.12 INDEMNITY                                                     56
         4.13 CHANGE OF LENDING OFFICE                                      57

SECTION 5.  REPRESENTATIONS AND WARRANTIES                                  57

         5.1  FINANCIAL CONDITION                                           57
         5.2  NO CHANGE                                                     58
         5.3  CORPORATE EXISTENCE; COMPLIANCE WITH LAW                      58
         5.4  CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS       58
         5.5  NO LEGAL BAR                                                  59
         5.6  NO MATERIAL LITIGATION                                        59
         5.7  NO DEFAULT                                                    59
         5.8  OWNERSHIP OF PROPERTY; LIENS                                  59
         5.9  INTELLECTUAL PROPERTY                                         60
         5.10 NO BURDENSOME RESTRICTIONS                                    60
         5.11 TAXES                                                         60
         5.12 MARGIN REGULATIONS                                            60
         5.13 ERISA; CANADIAN PENSION PLANS                                 60
         5.14 INVESTMENT COMPANY ACT; OTHER REGULATIONS                     62
         5.15 ENVIRONMENTAL MATTERS                                         62
         5.16 REGULATION H                                                  63
         5.17 CAPITALIZATION                                                63
         5.18 SUBSIDIARIES                                                  63
         5.19 RESTRICTIONS ON OR RELATING TO SUBSIDIARIES                   63

                                     - I -

         5.20  SUBCHAPTER S STATUS                                          64
         5.21  LEASES                                                       64
         5.22     RELATED AGREEMENTS                                        64

SECTION 6.  CONDITIONS PRECEDENT                                            64

         6.1  CONDITIONS TO EFFECTIVENESS                                   64
         6.2  CONDITIONS TO INITIAL EXTENSION OF CREDIT                     65
         6.3  ADDITIONAL CONDITIONS FOR ACQUISITION LOANS                   66
         6.4  CONDITIONS TO EACH EXTENSION OF CREDIT                        68

SECTION 7.  AFFIRMATIVE COVENANTS                                           69

         7.1  FINANCIAL STATEMENTS, ETC                                     69
         7.2  CERTIFICATES; OTHER INFORMATION                               70
         7.3  BOOKS, RECORDS AND INSPECTIONS                                71
         7.4  MAINTENANCE OF PROPERTY, INSURANCE                            71
         7.5  CORPORATE FRANCHISES                                          72
         7.6  COMPLIANCE WITH STATUTES, ETC.                                72
         7.7  COMPLIANCE WITH ENVIRONMENTAL LAWS                            72
         7.8  ERISA; CANADIAN PENSION PLANS                                 73
         7.9  END OF FISCAL YEARS; FISCAL QUARTERS                          75
         7.10 PERFORMANCE OF OBLIGATIONS                                    75
         7.11 PAYMENT OF TAXES                                              75
         7.12 USE OF PROCEEDS                                               75
         7.13 NOTICES                                                       75
         7.14 ADDITIONAL MORTGAGES                                          77
         7.15 ADDITIONAL STOCK PLEDGES                                      77
         7.16 ADDITIONAL GUARANTEE AND SECURITY AGREEMENTS                  79

SECTION 8.  NEGATIVE COVENANTS                                              79

         8.1  LIENS                                                         80
         8.2  CONSOLIDATION, MERGER, PURCHASE OR SALE OF ASSETS, ETC.       81
         8.3  LIMITATION ON RESTRICTED PAYMENTS.                            82
         8.4  INDEBTEDNESS                                                  83
         8.5  ADVANCES, INVESTMENTS AND LOANS                               84
         8.6  TRANSACTIONS WITH AFFILIATES                                  84
         8.7  CAPITAL EXPENDITURES                                          85
         8.8  FIXED CHARGE COVERAGE RATIO                                   86
         8.9  INTEREST COVERAGE RATIO                                       86
         8.10 LEVERAGE RATIO                                                86
         8.11 LIMITATION ON VOLUNTARY PAYMENTS AND MODIFICATIONS OF
                INDEBTEDNESS AND CERTAIN OTHER AGREEMENTS, ETC.             87
         8.12 LIMITATION ON ISSUANCE OF CAPITAL STOCK                       88
         8.13 BUSINESS                                                      89
         8.14 DESIGNATION OF                                                89

SECTION 9.  EVENTS OF DEFAULT                                               89

SECTION 10. THE ADMINISTRATIVE AGENTS                                       93

         10.1 APPOINTMENT                                                   93
         10.2 DELEGATION OF DUTIES                                          93
         10.3 EXCULPATORY PROVISIONS                                        94
         10.4 RELIANCE BY ADMINISTRATIVE AGENT                              94
         10.5 NOTICE OF DEFAULT                                             94
         10.6 NON-RELIANCE ON ADMINISTRATIVE AGENTS AND OTHER LENDERS       95
         10.7 INDEMNIFICATION                                               95
         10.8 ADMINISTRATIVE AGENTS IN THEIR INDIVIDUAL CAPACITY            96
         10.9 SUCCESSOR ADMINISTRATIVE AGENT                                96

SECTION 11. MISCELLANEOUS                                                   96

                                    - II -

         11.1  AMENDMENTS AND WAIVERS                                       97
         11.2  NOTICES                                                      98
         11.3  NO WAIVER; CUMULATIVE REMEDIES                               99
         11.4  SURVIVAL OF REPRESENTATIONS AND WARRANTIES                   99
         11.5  PAYMENT OF EXPENSES AND TAXES                               100
         11.6  SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS      100
         11.7  ADJUSTMENTS; SET-OFF                                        103
         11.8  COUNTERPARTS                                                104
         11.9  SEVERABILITY                                                104
         11.10 INTEGRATION                                                 104
         11.11 GOVERNING LAW                                               104
         11.12 SUBMISSION TO JURISDICTION; WAIVERS                         105
         11.13 FOREIGN CURRENCY JUDGMENTS                                  105
         11.14 ACKNOWLEDGEMENTS                                            106
         11.15 WAIVERS OF JURY TRIAL                                       106
         11.16 CONFIDENTIALITY                                             107
         11.17 CONFLICTS                                                   107
         11.18 REFERENCE TO AND EFFECT ON THE EXISTING CREDIT AGREEMENT    107

SECTION 12.  LETTERS OF CREDIT                                             108

         12.1  L/C COMMITMENT                                              108
         12.2  PROCEDURE FOR ISSUANCE OF LETTER OF CREDIT                  109
         12.3  FEES AND OTHER CHARGES                                      109
         12.4  L/C PARTICIPATIONS                                          109
         12.5  REIMBURSEMENT OBLIGATION OF THE COMPANY                     110
         12.6  OBLIGATIONS ABSOLUTE                                        111
         12.7  LETTER OF CREDIT PAYMENTS                                   111
         12.8  APPLICATIONS                                                111

                                    - III -

SCHEDULES:

SCHEDULE 1.1               LENDERS, COMMITMENTS AND ADDRESSES FOR NOTICES
SCHEDULE 5.1               FINANCIAL CONDITION
SCHEDULE 5.2               NO CHANGE
SCHEDULE 5.3               JURISDICTIONS
SCHEDULE 5.8               REAL PROPERTY
SCHEDULE 5.11              TAX MATTERS
SCHEDULE 5.15              ENVIRONMENTAL MATTERS
SCHEDULE 5.18              SUBSIDIARIES
SCHEDULE 6.1               EXISTING INDEBTEDNESS
SCHEDULE 7.4               INSURANCE
SCHEDULE 8.1               EXISTING LIENS

EXHIBITS:

EXHIBIT A-1                FORM OF US$ NOTE
EXHIBIT A-2                FORM OF C$ NOTE
EXHIBIT B                  FORM OF DRAFT
EXHIBIT C-1                FORM OF US$ BORROWING CERTIFICATE
EXHIBIT C-2                FORM OF C$ BORROWING CERTIFICATE
EXHIBIT D                  FORM OF AMENDED AND RESTATED US GLOBAL GUARANTEE AND
                           SECURITY AGREEMENT
EXHIBIT E                  FORM OF US MORTGAGE
EXHIBIT F-1                FORM OF OPINION OF SPECIAL COUNSEL TO THE COMPANY
EXHIBIT F-2                FORM OF OPINION OF CANADIAN COUNSEL TO THE CANADIAN
                           BORROWER
EXHIBIT G                  FORM OF ASSIGNMENT AND ACCEPTANCE



                                    - IV -

          SECOND AMENDED AND RESTATED CREDIT AGREEMENT, DATED AS OF FEBRUARY 24, 1999, AMONG PIERCE LEAHY CORP., A PENNSYLVANIA CORPORATION (THE "COMPANY"),
                                                                 -------
PIERCE LEAHY COMMAND COMPANY, A COMPANY ORGANIZED AND EXISTING UNDER THE LAWS OF THE PROVINCE OF NOVA SCOTIA (THE "CANADIAN BORROWER" AND, TOGETHER WITH THE
                                  -----------------
COMPANY, THE "BORROWERS"), THE SEVERAL BANKS AND OTHER FINANCIAL INSTITUTIONS
              ---------
FROM TIME TO TIME PARTIES TO THIS AGREEMENT (THE "LENDERS"), CANADIAN IMPERIAL
                                                  -------
BANK OF COMMERCE, NEW YORK AGENCY, AS US ADMINISTRATIVE AGENT (AS HEREINAFTER DEFINED) FOR THE US$ LENDERS HEREUNDER AND CANADIAN IMPERIAL BANK OF COMMERCE, AS CANADIAN ADMINISTRATIVE AGENT (AS HEREINAFTER DEFINED) FOR THE C$ LENDERS HEREUNDER.


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, PIERCE LEAHY CORP., A NEW YORK CORPORATION ("PLC"), THE
                                                                ---
CANADIAN BORROWER, THE LENDERS, THE US ADMINISTRATIVE AGENT AND THE CANADIAN ADMINISTRATIVE AGENT ARE PARTIES TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 1996 (AS HERETOFORE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED PRIOR TO THE DATE HEREOF, THE "ORIGINAL CREDIT AGREEMENT");
                  -------------------------

          WHEREAS, THE COMPANY IS THE SUCCESSOR TO PLC BY REASON OF PLC HAVING BEEN MERGED WITH AND INTO THE COMPANY IMMEDIATELY PRECEDING THE EQUITY OFFERINGS (AS HEREINAFTER DEFINED);

          WHEREAS, THE ORIGINAL CREDIT AGREEMENT WAS AMENDED AND RESTATED ON AUGUST 12, 1997 (AS SO AMENDED AND RESTATED, THE "EXISTING CREDIT AGREEMENT") TO
                                                  -------------------------
(A) INCREASE THE AGGREGATE PRINCIPAL AMOUNT OF THE US COMMITMENTS (AS HEREINAFTER DEFINED) TO US$ 150,000,000, (B) REFLECT CHANGES IN THE COMPANY'S CORPORATE STRUCTURE AND GOVERNANCE RELATED TO ITS STATUS AS A PUBLIC COMPANY FOLLOWING THE EQUITY OFFERINGS AND (C) OTHERWISE AMEND THE ORIGINAL CREDIT AGREEMENT AND RESTATE IT IN ITS ENTIRETY AS MORE FULLY SET FORTH THEREIN;

          WHEREAS, THE BORROWERS HAVE REQUESTED THAT THE EXISTING CREDIT AGREEMENT BE AMENDED AND RESTATED TO (A) REFLECT AMENDMENTS TO THE EXISTING CREDIT AGREEMENT MADE ON FEBRUARY 9, 1998, APRIL 3, 1998, MAY 1, 1998 AND JUNE 12, 1998, (B) PROVIDE FOR THE ISSUANCE OF LETTERS OF CREDIT UNDER THE US COMMITMENTS, (C) INCREASE THE AGGREGATE PRINCIPAL AMOUNT OF THE US COMMITMENTS TO US$175,000,000 AND (D) OTHERWISE AMEND THE EXISTING CREDIT AGREEMENT AND RESTATE IT IN ITS ENTIRETY AS MORE FULLY SET FORTH HEREIN; AND THE LENDERS, THE US ADMINISTRATIVE AGENT AND THE CANADIAN ADMINISTRATIVE AGENT ARE WILLING, UPON AND SUBJECT TO THE TERMS AND CONDITIONS HEREOF, SO TO AMEND AND RESTATE THE EXISTING CREDIT AGREEMENT;

          NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL AGREEMENTS HEREIN SET FORTH, THE PARTIES HERETO HEREBY AGREE THAT ON THE CLOSING DATE (AS HEREINAFTER DEFINED) THE EXISTING CREDIT AGREEMENT SHALL BE AMENDED AND RESTATED TO READ IN ITS ENTIRETY AS FOLLOWS:

                            SECTION 1.  DEFINITIONS

          1.1  DEFINED TERMS.  AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS
               -------------
SHALL HAVE THE FOLLOWING MEANINGS:

          "ACCEPTANCE FEE":  THE FEE PAYABLE IN C$ TO EACH C$ LENDER IN RESPECT
           --------------
     OF BANKERS' ACCEPTANCES COMPUTED IN ACCORDANCE WITH SUBSECTION 3.3(E).

          "ACQUISITION DOCUMENTS": IN CONNECTION WITH ANY PERMITTED ACQUISITION,
           ---------------------
     ANY ASSET PURCHASE AGREEMENT, STOCK PURCHASE AGREEMENT, MERGER AGREEMENT OR SIMILAR AGREEMENT AND ALL OTHER DOCUMENTS ENTERED INTO OR DELIVERED IN CONNECTION THEREWITH.

          "ACQUISITION LOAN":  ANY LOAN THE PROCEEDS OF WHICH ARE USED TO
           ----------------
     FINANCE ALL OR ANY PORTION OF THE PURCHASE PRICE OF (AND TO PAY FEES AND EXPENSES, AND REFINANCE EXISTING INDEBTEDNESS IN CONNECTION WITH) A PERMITTED ACQUISITION.

          "ADDITIONAL MORTGAGED PROPERTY":  AS DEFINED IN SUBSECTION 7.14(A).
           -----------------------------

          "ADJUSTED EBITDA":  FOR ANY PERIOD, WITH RESPECT TO THE COMPANY AND
           ---------------
     ITS SUBSIDIARIES ON A CONSOLIDATED BASIS, EBITDA OF THE COMPANY AND ITS SUBSIDIARIES FOR SUCH PERIOD DETERMINED ON A PRO A BASIS AFTER GIVING EFFECT TO THE FOLLOWING ADJUSTMENTS:

               (A) ANY BUSINESS ACQUIRED DURING SUCH PERIOD PURSUANT TO A PERMITTED ACQUISITION SHALL BE DEEMED TO HAVE BEEN ACQUIRED ON THE FIRST DAY OF SUCH PERIOD (AND EBITDA ATTRIBUTABLE TO SUCH BUSINESS SHALL BE CALCULATED ON THE BASIS OF THE AVAILABLE FINANCIAL STATEMENTS OF SUCH BUSINESS);

               (B) ANY BUSINESS DISPOSED OF DURING SUCH PERIOD PURSUANT TO A DISPOSITION SHALL BE DEEMED TO HAVE BEEN DISPOSED OF ON THE FIRST DAY OF SUCH PERIOD; AND

               (C) IF, IN CONNECTION WITH ANY PERMITTED ACQUISITION, THE COMPANY SHALL IN GOOD FAITH ADOPT A PROGRAM WHICH CAN REASONABLY BE EXPECTED TO RESULT IN QUANTIFIABLE IMPROVEMENTS IN THE OPERATING RESULTS OF THE ACQUIRED BUSINESS, THE COMPANY (SO LONG AS (I) IT SHALL HAVE DELIVERED TO THE LENDERS A DESCRIPTION OF SUCH PROGRAM, SETTING FORTH IN REASONABLE DETAIL THE TERMS AND CONDITIONS THEREOF AND (II) THE AGGREGATE AMOUNT OF SUCH QUANTIFIABLE IMPROVEMENTS IN OPERATING RESULTS FROM SUCH PERMITTED ACQUISITION SHALL NOT EXCEED 15% OF THE COMPANY'S EBITDA FOR THE THEN MOST RECENTLY ENDED PERIOD OF TWELVE CONSECUTIVE MONTHS FOR WHICH FINANCIAL STATEMENTS SHALL HAVE BEEN DELIVERED TO THE LENDERS PURSUANT TO SUBSECTIONS 7.1(A) OR (B)) SHALL BE ENTITLED TO ASSUME THAT THE IMPROVED OPERATING RESULTS PROJECTED TO RESULT FROM SUCH PROGRAM SHALL HAVE OCCURRED

          FROM THE FIRST DAY OF SUCH PERIOD TO THE DATE OF SUCH PERMITTED ACQUISITION.

          "ADJUSTMENT DATE":  THE SECOND BUSINESS DAY FOLLOWING RECEIPT BY THE
           ---------------
     US ADMINISTRATIVE AGENT OF BOTH (A) THE FINANCIAL STATEMENTS REQUIRED TO BE DELIVERED PURSUANT TO SUBSECTION 7.1(A) OR 7.1(B), AS THE CASE MAY BE, FOR THE MOST RECENTLY COMPLETED FISCAL PERIOD AND (B) THE RELATED COMPLIANCE CERTIFICATE REQUIRED TO BE DELIVERED PURSUANT TO SUBSECTION 7.2(B) WITH RESPECT TO SUCH FISCAL PERIOD.

          "ADMINISTRATIVE AGENTS":  THE COLLECTIVE REFERENCE TO THE US
           ---------------------
     ADMINISTRATIVE AGENT AND THE CANADIAN ADMINISTRATIVE AGENT.

          "ADMINISTRATIVE OFFICE":  THE CANADIAN ADMINISTRATIVE OFFICE OR THE US
           ---------------------
     ADMINISTRATIVE OFFICE, AS APPLICABLE.

          "AFFECTED PROPERTY":  AS DEFINED IN SUBSECTION 4.4(D).
           -----------------

          "AFFILIATE":  WITH RESPECT TO ANY PERSON, ANY OTHER PERSON DIRECTLY OR
           ---------
     INDIRECTLY CONTROLLING (INCLUDING BUT NOT LIMITED TO ALL DIRECTORS AND OFFICERS OF SUCH PERSON), CONTROLLED BY, OR UNDER DIRECT OR INDIRECT COMMON CONTROL WITH, SUCH PERSON; PROVIDED, HOWEVER, THAT FOR PURPOSES OF
                                --------  -------
     SUBSECTION 8.6, AN AFFILIATE OF THE COMPANY SHALL INCLUDE ANY PERSON THAT DIRECTLY OR INDIRECTLY OWNS MORE THAN 5% OF THE TOTAL VOTING POWER OF THE COMPANY'S CAPITAL STOCK. A PERSON SHALL BE DEEMED TO CONTROL ANOTHER PERSON IF SUCH PERSON POSSESSES, DIRECTLY OR INDIRECTLY, THE POWER TO DIRECT OR CAUSE THE DIRECTION OF THE MANAGEMENT AND POLICIES OF SUCH OTHER PERSON, WHETHER THROUGH THE OWNERSHIP OF VOTING SECURITIES, BY CONTRACT OR OTHERWISE.

          "AFFILIATE CONTRACTS":  COLLECTIVELY, ALL CONTRACTS OR AGREEMENTS
           -------------------
     ENTERED INTO BETWEEN THE COMPANY OR ANY OF ITS WHOLLY OWNED SUBSIDIARIES, ON THE ONE HAND, AND ANY OF ITS AFFILIATES (OTHER THAN WHOLLY OWNED SUBSIDIARIES), ON THE OTHER HAND.

          "AGREEMENT":  THIS CREDIT AGREEMENT, AS AMENDED, SUPPLEMENTED,
           ---------
     RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME.

          "APPLICABLE BA DISCOUNT RATE":  WITH RESPECT TO ANY C$ LENDER, AS
           ---------------------------
     APPLICABLE TO A BANKERS' ACCEPTANCE BEING PURCHASED BY SUCH C$ LENDER ON ANY DAY, THE A RATE IN EFFECT ON SUCH DAY WITH RESPECT TO SUCH BANKERS' ACCEPTANCE.

          "APPLICABLE MARGIN":  THE RATE FOR THE RESPECTIVE TYPE OF LOAN SET
           -----------------
     FORTH OPPOSITE THE RANGE IN WHICH THE LEVERAGE RATIO IN EFFECT ON THE CLOSING DATE (AS DETERMINED FROM THE CERTIFICATE DELIVERED ON SUCH DATE PURSUANT TO SUBSECTION 6.2(A)) SHALL FALL, PROVIDED THAT IF ON ANY
                                                --------
     ADJUSTMENT DATE OCCURRING AFTER THE CLOSING DATE THE LEVERAGE RATIO DETERMINED FROM THE FINANCIAL STATEMENTS RELATING TO SUCH ADJUSTMENT DATE (AND BASED UPON THE TOTAL NET DEBT ON THE DATE OF THE BALANCE SHEET INCLUDED IN SUCH

     FINANCIAL STATEMENTS) SHALL FALL WITHIN ANY OF THE RANGES SET FORTH BELOW THEN THE APPLICABLE MARGIN FOR ALL LOANS WILL BE ADJUSTED ON SUCH ADJUSTMENT DATE (EACH SUCH ADJUSTMENT TO BE EFFECTIVE UNTIL THE NEXT SUCCEEDING ADJUSTMENT DATE) TO THE RATE FOR THE RESPECTIVE TYPE OF LOAN SET FORTH OPPOSITE THE RANGE IN WHICH SUCH LEVERAGE RATIO FALLS:

                                               APPLICABLE MARGIN (% PER ANNUM)
                                               -------------------------------

                                             BASE RATE LOANS/
       EURODOLLAR LOANS/               RANGE OF                       C$
                                                                      --
PRIME           BANKERS'                   LEVERAGE RATIO
-----                                      --------------
LOANS                                                              ACCEPTANCES
--------------                                                     -----------

     GREATER THAN OR EQUAL TO
     5.50 TO 1.00                               1.00%                 2.25%

     GREATER THAN OR EQUAL TO
     5.00 TO 1.00 BUT LESS THAN
     5.50 TO 1.00                               0.75%                 2.00%

     GREATER THAN OR EQUAL TO
     4.50 TO 1.00 BUT LESS THAN
     5.00 TO 1.00                               0.50%                 1.75%

     GREATER THAN OR EQUAL TO
     4.00 TO 1.00 BUT LESS THAN
     4.50 TO 1.00                               0.25%                 1.50%

     GREATER THAN OR EQUAL TO
     3.50 TO 1.00 BUT LESS THAN
     4.00 TO 1.00                               0.00%                 1.25%

     LESS THAN 3.50 TO 1.00                     0.00%                 1.00%

     PROVIDED, HOWEVER, THAT, THE APPLICABLE MARGIN FOR ANY LOAN SHALL NOT BE
     --------  -------
     REDUCED PURSUANT TO THE IMMEDIATELY PRECEDING PROVISO FOR ANY PERIOD DURING WHICH A DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING; AND PROVIDED, FURTHER THAT:
         --------  -------

               (A) IF ON OR PRIOR TO THE THIRTIETH DAY FOLLOWING THE OCCURRENCE OF A DEFAULT OR EVENT OF DEFAULT WHICH ARISES UNDER SUBSECTION 9(B),
          (C) OR (D), SUCH DEFAULT OR EVENT OF DEFAULT HAS BEEN CURED OR WAIVED, THEN THE APPLICABLE MARGIN DURING THE THIRTY-DAY PERIOD DURING WHICH SUCH DEFAULT OR EVENT OF DEFAULT EXISTED SHALL BE DEEMED TO HAVE BEEN THE APPLICABLE MARGIN WITH THE APPLICABLE REDUCTION DETERMINED IN ACCORDANCE WITH THE TABLE SET FORTH ABOVE ABSENT SUCH DEFAULT OR EVENT OF DEFAULT, AND ANY EXCESS PAYMENTS OF INTEREST MADE BY THE APPLICABLE BORROWER AS A RESULT OF THE UNAVAILABILITY OF THE REDUCTION IN THE APPLICABLE MARGIN PURSUANT TO THE IMMEDIATELY PRECEDING PROVISO, SO LONG AS THERE EXISTS NO OTHER DEFAULT OR EVENT OF

          DEFAULT, SHALL BE CREDITED BY THE APPLICABLE LENDERS TO THE NEXT INTEREST PAYMENT DUE FROM SUCH BORROWER IN THE AMOUNT OF SUCH EXCESS; AND

               (B)  IF ANY DEFAULT OR EVENT OF DEFAULT REFERRED TO IN PARAGRAPH
          (A) ABOVE SHALL NOT HAVE BEEN CURED OR WAIVED PRIOR TO THE THIRTIETH DAY FOLLOWING ITS OCCURRENCE, THEN, FOR THE PERIOD FROM THE DATE UPON WHICH SUCH DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED UNTIL TWO BUSINESS DAYS FOLLOWING THE DATE UPON WHICH SUCH DEFAULT OR EVENT OF DEFAULT IS CURED OR WAIVED, THE APPLICABLE MARGIN IN RESPECT OF LOANS SHALL BE 1.00% PER ANNUM, IN THE CASE OF BASE RATE LOANS AND C$ PRIME LOANS, AND 2.25% PER ANNUM, IN THE CASE OF EURODOLLAR LOANS AND BANKERS' ACCEPTANCES.

          "APPLICATION":  AN APPLICATION, IN SUCH FORM AS THE ISSUING LENDER MAY
           -----------
     SPECIFY FROM TIME TO TIME, REQUESTING THE ISSUING LENDER TO OPEN A LETTER OF CREDIT.

          "ASSIGNEE":  AS DEFINED IN SUBSECTION 11.6(C).
           --------

          "ASSIGNMENT AND ACCEPTANCE":  AS DEFINED IN SUBSECTION 11.6(C).
           -------------------------

          "AVAILABLE CANADIAN COMMITMENT":  AS TO ANY C$ LENDER, AT A PARTICULAR
           -----------------------------
     TIME, AN AMOUNT EQUAL TO THE EXCESS, IF ANY, OF (A) THE AMOUNT OF SUCH LENDER'S CANADIAN COMMITMENT AT SUCH TIME OVER (B) THE AGGREGATE PRINCIPAL
                                               ----
     AMOUNT OF ALL C$ LOANS MADE BY SUCH LENDER THEN OUTSTANDING.

          "AVAILABLE US COMMITMENT":  AS TO ANY US$ LENDER, AT A PARTICULAR
           -----------------------
     TIME, AN AMOUNT EQUAL TO THE EXCESS, IF ANY, OF (A) THE AMOUNT OF SUCH US$ LENDER'S US COMMITMENT AT SUCH TIME OVER (B) SUCH US$ LENDER'S US
                                         ----
     EXTENSIONS OF CREDIT THEN OUTSTANDING.

          "BA DISCOUNT PROCEEDS":  IN RESPECT OF ANY BANKERS' ACCEPTANCE TO BE
           --------------------
     PURCHASED BY A C$ LENDER ON ANY DAY UNDER SUBSECTION 3.3, AN AMOUNT (ROUNDED TO THE NEAREST WHOLE CANADIAN CENT, AND WITH ONE-HALF OF ONE CANADIAN CENT BEING ROUNDED UP) CALCULATED ON SUCH DAY BY DIVIDING:

          (A)  THE FACE AMOUNT OF SUCH BANKERS' ACCEPTANCE; BY

          (B)  THE SUM OF ONE PLUS THE PRODUCT OF:

                (I) THE APPLICABLE BA DISCOUNT RATE (EXPRESSED AS A DECIMAL) APPLICABLE TO SUCH BANKERS' ACCEPTANCE; AND

                (II) A FRACTION, THE NUMERATOR OF WHICH IS THE NUMBER OF DAYS REMAINING IN THE TERM OF SUCH BANKERS' ACCEPTANCE AND THE DENOMINATOR OF WHICH IS 365;

                       WITH SUCH PRODUCT BEING ROUNDED UP OR DOWN TO THE FIFTH DECIMAL PLACE AND .000005 BEING ROUNDED UP.

          "BANKERS' ACCEPTANCE":  A BILL OF EXCHANGE DENOMINATED IN C$ DRAWN BY
           -------------------
     THE CANADIAN BORROWER AND ACCEPTED BY A C$ LENDER PURSUANT TO SUBSECTION
     3.3.

          "BASE RATE":  ON ANY PARTICULAR DATE, A RATE OF INTEREST PER ANNUM
           ---------
     EQUAL TO THE HIGHER OF: (A) THE RATE OF INTEREST MOST RECENTLY ANNOUNCED BY A AS ITS PRIME RATE (WHICH RATE IS NOT NECESSARILY INTENDED TO BE THE LOWEST RATE OF INTEREST CHARGED BY CIBC IN CONNECTION WITH EXTENSIONS OF CREDIT) FOR LOANS DENOMINATED IN US DOLLARS; AND (B) THE FEDERAL FUNDS RATE FOR SUCH DATE PLUS .50%.

          "BASE RATE LOANS":  US$ LOANS THE RATE OF INTEREST APPLICABLE TO WHICH
           ---------------
     IS BASED UPON THE BASE RATE.

          "BENEFITTED LENDER":  AS DEFINED IN SUBSECTION 11.7(A).
           -----------------

          "BORROWING DATE":  ANY BUSINESS DAY SPECIFIED IN A NOTICE PURSUANT TO
           --------------
     SUBSECTION 2.2, 3.2 OR 3.3(B)(1) AS A DATE ON WHICH A BORROWER REQUESTS THE RELEVANT LENDERS TO MAKE LOANS HEREUNDER OR THE ISSUING LENDER TO ISSUE A LETTER OF CREDIT HEREUNDER.

          "BRITISH POUNDS" OR "(POUNDS)":  POUNDS STERLING, THE LAWFUL CURRENCY
           --------------      --------
     OF THE UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND.

          "BRITISH POUNDS EXCHANGE RATE":  WITH RESPECT TO BRITISH POUNDS ON ANY
           ----------------------------
     DATE, THE RATE AT WHICH BRITISH POUNDS MAY BE EXCHANGED INTO US DOLLARS, AS SET FORTH ON SUCH DATE ON THE A SERIES REUTERS CURRENCY PAGE AT OR ABOUT 11:00 A.M. NEW YORK CITY TIME ON SUCH DATE. IN THE EVENT THAT SUCH RATE DOES NOT APPEAR ON SUCH REUTERS PAGE, THE "BRITISH POUNDS EXCHANGE RATE"
                                                ----------------------------
     SHALL BE DETERMINED BY REFERENCE TO SUCH OTHER PUBLICLY AVAILABLE SERVICE FOR DISPLAYING EXCHANGE RATES AS MAY BE AGREED UPON BY THE US ADMINISTRATIVE AGENT AND THE COMPANY OR, IN THE ABSENCE OF SUCH AGREEMENT, SUCH "BRITISH POUNDS EXCHANGE RATE" SHALL INSTEAD BE THE US ADMINISTRATIVE
           ----------------------------
     A SPOT RATE OF EXCHANGE IN THE INTERBANK MARKET WHERE ITS CURRENCY
     EXCHANGE OPERATIONS IN RESPECT OF BRITISH POUNDS ARE THEN BEING CONDUCTED, AT OR ABOUT 10:00 A.M. LOCAL TIME AT SUCH DATE FOR THE PURCHASE OF US DOLLARS WITH BRITISH POUNDS FOR DELIVERY TWO BUSINESS DAYS LATER; PROVIDED
                                                                       --------
     THAT IF AT THE TIME OF ANY SUCH DETERMINATION NO SUCH SPOT RATE CAN REASONABLY BE QUOTED, THE US ADMINISTRATIVE AGENT MAY USE ANY REASONABLE METHOD (INCLUDING OBTAINING QUOTES FROM THREE OR MORE MARKET MAKERS FOR BRITISH POUNDS) AS IT DEEMS APPROPRIATE TO DETERMINE SUCH RATE AND SUCH DETERMINATION SHALL BE CONCLUSIVE ABSENT MANIFEST ERROR (WITHOUT PREJUDICE TO THE DETERMINATION OF THE REASONABLENESS OF SUCH METHOD).

          "BUSINESS DAY":  A DAY OTHER THAN A SATURDAY, SUNDAY OR OTHER DAY ON
           ------------
     WHICH COMMERCIAL BANKS IN NEW YORK CITY ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE, EXCEPT THAT (A) WHEN USED IN CONNECTION WITH A EURODOLLAR LOAN, "BUSINESS DAY" SHALL MEAN ANY BUSINESS DAY ON WHICH DEALINGS IN FOREIGN CURRENCIES AND EXCHANGE BETWEEN BANKS MAY BE CARRIED ON IN LONDON, ENGLAND AND NEW YORK, NEW YORK AND (B) WHEN USED IN CONNECTION WITH A C$ LOAN, "BUSINESS DAY" SHALL MEAN A DAY ON WHICH BANKS ARE OPEN FOR BUSINESS IN TORONTO, ONTARIO, CANADA BUT EXCLUDES SATURDAY, SUNDAY AND ANY OTHER DAY WHICH IS A LEGAL HOLIDAY IN TORONTO, ONTARIO, CANADA.

          "CANADIAN ADMINISTRATIVE AGENT": CANADIAN IMPERIAL BANK OF COMMERCE,
           -----------------------------
     TOGETHER WITH ITS AFFILIATES, AS THE AGENT FOR THE C$ LENDERS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          "CANADIAN ADMINISTRATIVE OFFICE":  THE CANADIAN ADMINISTRATIVE AGENT'S
           ------------------------------
     OFFICE LOCATED AT COMMERCE COURT WEST 7, TORONTO, ONTARIO, CANADA OR SUCH OTHER OFFICE IN CANADA AS MAY BE DESIGNATED AS SUCH BY THE CANADIAN ADMINISTRATIVE AGENT BY WRITTEN NOTICE TO THE CANADIAN BORROWER AND THE LENDERS.

          "CANADIAN COMMITMENT":  AS TO ANY C$ LENDER, ITS OBLIGATION TO MAKE C$
           -------------------
     LOANS TO AND PURCHASE BANKERS' ACCEPTANCES FROM THE CANADIAN BORROWER HEREUNDER IN AN AGGREGATE PRINCIPAL AMOUNT AT ANY ONE TIME OUTSTANDING NOT TO EXCEED THE AMOUNT SET FORTH OPPOSITE SUCH LENDER'S NAME ON SCHEDULE 1.1 AS SUCH LENDER'S "CANADIAN COMMITMENT", AS SUCH AMOUNT MAY BE CHANGED FROM TIME TO TIME AS PROVIDED HEREIN. THE ORIGINAL AGGREGATE PRINCIPAL AMOUNT OF THE CANADIAN COMMITMENTS IS C$40,000,000.

          "CANADIAN DEBENTURE PLEDGE AGREEMENTS": THE DEBENTURE PLEDGE
           ------------------------------------
     AGREEMENTS EXECUTED AND DELIVERED BY THE CANADIAN BORROWER ON THE ORIGINAL CLOSING DATE, SUBSTANTIALLY IN THE FORM OF EXHIBIT E-3 TO THE ORIGINAL CREDIT AGREEMENT, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.

          "CANADIAN DEMAND DEBENTURES": THE DEMAND DEBENTURES EXECUTED AND
           --------------------------
     DELIVERED BY THE CANADIAN BORROWER ON THE ORIGINAL CLOSING DATE, SUBSTANTIALLY IN THE FORM OF EXHIBIT E-2 TO THE ORIGINAL CREDIT AGREEMENT, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.

          "CANADIAN DOLLARS" OR "C$":  DOLLARS IN LAWFUL CURRENCY OF CANADA.
           ----------------      --

          "CANADIAN EXCHANGE RATE":  ON A PARTICULAR DATE, THE RATE AT WHICH C$
           ----------------------
     MAY BE EXCHANGED INTO US$, DETERMINED BY REFERENCE TO THE BANK OF CANADA NOON RATE AS PUBLISHED ON THE

     REUTERS SCREEN PAGE A. IN THE EVENT THAT SUCH RATE DOES NOT APPEAR ON SUCH REUTERS PAGE, THE "CANADIAN EXCHANGE RATE" SHALL BE DETERMINED BY
                             ----------------------
     REFERENCE TO ANY OTHER MEANS (AS SELECTED BY THE CANADIAN ADMINISTRATIVE AGENT) BY WHICH SUCH RATE IS QUOTED OR PUBLISHED FROM TIME TO TIME BY THE BANK OF CANADA (IN EACH CASE AS IN EFFECT AT OR ABOUT 12:00 NOON, TORONTO TIME, ON THE BUSINESS DAY IMMEDIATELY PRECEDING THE RELEVANT DATE OF DETERMINATION); PROVIDED, THAT IF AT THE TIME OF ANY SUCH DETERMINATION,
                     --------
     FOR ANY REASON, NO SUCH EXCHANGE RATE IS BEING QUOTED OR PUBLISHED, THE CANADIAN ADMINISTRATIVE AGENT MAY USE ANY REASONABLE METHOD AS IT DEEMS APPLICABLE TO DETERMINE SUCH RATE, AND SUCH DETERMINATION SHALL BE PRIMA FACIE EVIDENCE OF THE ACCURACY THEREOF.

          "CANADIAN HYPOTHEC": THE MOVEABLE HYPOTHEC EXECUTED AND DELIVERED BY
           -----------------
     THE CANADIAN BORROWER ON THE ORIGINAL CLOSING DATE, SUBSTANTIALLY IN THE FORM OF EXHIBIT E-4 TO THE ORIGINAL CREDIT AGREEMENT, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.

          "CANADIAN LENDING OFFICE":  AS TO EACH C$ LENDER, THE OFFICE IN CANADA
           -----------------------
     SPECIFIED AS THE "CANADIAN LENDING OFFICE" OF SUCH LENDER ON SCHEDULE 1.1 OR IN AN ASSIGNMENT AND ACCEPTANCE, AS THE CASE MAY BE, OR SUCH OTHER OFFICE IN CANADA AS MAY BE DESIGNATED BY SUCH LENDER BY WRITTEN NOTICE TO THE COMPANY AND THE CANADIAN ADMINISTRATIVE AGENT.

          "CANADIAN MORTGAGE": A MORTGAGE PROVIDED BY THE CANADIAN BORROWER OR A
           -----------------
     SUBSIDIARY THEREOF WITH RESPECT TO A CANADIAN MORTGAGED PROPERTY PURSUANT TO THE PROVISIONS SET FORTH IN THE RELEVANT CANADIAN DEMAND DEBENTURE AND CANADIAN DEBENTURE PLEDGE AGREEMENT.

          "CANADIAN MORTGAGED PROPERTIES":  ALL REAL PROPERTY LISTED AND
           -----------------------------
     IDENTIFIED AS SUCH IN PART B OF SCHEDULE 5.8 AND DESIGNATED AS SUCH.

          "CANADIAN PENSION PLAN":  ANY PLAN, PROGRAM, ARRANGEMENT OR
           ---------------------
     UNDERSTANDING THAT IS A PENSION PLAN FOR THE PURPOSES OF ANY APPLICABLE PENSION BENEFITS OR TAX LAWS OF CANADA (WHETHER OR NOT REGISTERED UNDER ANY SUCH LAWS) WHICH IS MAINTAINED OR CONTRIBUTED TO BY (OR TO WHICH THERE IS OR MAY BE AN OBLIGATION TO CONTRIBUTE OF), ANY BORROWER OR ANY SUBSIDIARY OF THE COMPANY IN RESPECT OF ANY A EMPLOYMENT IN CANADA OR A
     PROVINCE OR TERRITORY THEREOF WITH THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY AND ALL RELATED AGREEMENTS, ARRANGEMENTS AND UNDERSTANDINGS IN RESPECT OF, OR RELATED TO, ANY BENEFITS TO BE PROVIDED THEREUNDER OR THE EFFECT THEREOF ON ANY OTHER COMPENSATION OR REMUNERATION OF ANY EMPLOYEE.

          "CANADIAN SECURITY AGREEMENT": THE CANADIAN SECURITY AGREEMENT
           ---------------------------
     EXECUTED AND DELIVERED BY THE CANADIAN BORROWER ON THE ORIGINAL CLOSING
     DATE,

     SUBSTANTIALLY IN THE FORM OF EXHIBIT E-1 TO THE ORIGINAL CREDIT AGREEMENT, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.

          "CANADIAN SECURITY DOCUMENTS":  THE COLLECTIVE REFERENCE TO THE
           ---------------------------
     CANADIAN DEMAND DEBENTURES, CANADIAN DEBENTURE PLEDGE AGREEMENTS, THE CANADIAN HYPOTHEC, AND THE CANADIAN SECURITY AGREEMENT AND ALL OTHER SECURITY DOCUMENTS HEREAFTER DELIVERED TO THE CANADIAN ADMINISTRATIVE AGENT GRANTING A LIEN ON ANY ASSET OR ASSETS OF THE CANADIAN BORROWER OR ANY CANADIAN SUBSIDIARY TO SECURE THE OBLIGATIONS AND LIABILITIES OF THE CANADIAN BORROWER HEREUNDER AND UNDER ANY OF THE OTHER LOAN DOCUMENTS OR TO SECURE ANY GUARANTEE BY ANY CANADIAN SUBSIDIARY OF ANY SUCH OBLIGATIONS AND LIABILITIES.

          "CANADIAN SUBSIDIARY":  ANY SUBSIDIARY THAT IS INCORPORATED OR
           -------------------
     ORGANIZED UNDER THE LAWS OF CANADA OR ANY PROVINCE THEREOF.

          "CAPITAL EXPENDITURES":  AS DEFINED IN SUBSECTION 8.7.
           --------------------

          "CAPITAL STOCK":  ANY AND ALL SHARES, INTERESTS, PARTICIPATIONS OR
           -------------
     OTHER EQUIVALENTS (HOWEVER DESIGNATED) OF CAPITAL STOCK OF A CORPORATION, ANY AND ALL EQUIVALENT OWNERSHIP INTERESTS IN A PERSON (OTHER THAN A CORPORATION) AND ANY AND ALL WARRANTS OR OPTIONS TO PURCHASE ANY OF THE FOREGOING.

          "CAPITALIZED LEASE OBLIGATIONS":  INDEBTEDNESS REPRESENTED BY
           -----------------------------
     OBLIGATIONS UNDER A LEASE THAT IS REQUIRED TO BE CAPITALIZED FOR FINANCIAL REPORTING PURPOSES IN ACCORDANCE WITH GAAP; THE AMOUNT OF SUCH INDEBTEDNESS SHALL BE THE CAPITALIZED AMOUNT OF SUCH OBLIGATIONS DETERMINED IN ACCORDANCE WITH GAAP.

          "CASH EQUIVALENTS":  (I) SECURITIES ISSUED OR DIRECTLY AND FULLY
           ----------------
     GUARANTEED OR INSURED BY THE UNITED STATES OR ANY AGENCY OR INSTRUMENTALITY THEREOF OR CANADA OR ANY PROVINCE THEREOF (PROVIDED THAT THE FULL FAITH AND
                                                --------
     CREDIT OF THE UNITED STATES OR CANADA OR ANY PROVINCE THEREOF IS PLEDGED IN SUPPORT THEREOF) HAVING MATURITIES OF NOT MORE THAN SIX MONTHS FROM THE DATE OF ACQUISITION, (II) TIME DEPOSITS AND CERTIFICATES OF DEPOSIT OF ANY LENDER OR ANY COMMERCIAL BANK INCORPORATED IN THE UNITED STATES OR CANADA OF RECOGNIZED STANDING HAVING CAPITAL AND SURPLUS IN EXCESS OF US$200,000,000 AND HAVING, OR WHICH IS THE PRINCIPAL BANKING SUBSIDIARY OF A BANK HOLDING COMPANY HAVING, A LONG-TERM A DEBT RATING OF AT
     LEAST "A" OR THE EQUIVALENT THEREOF FROM S&P OR "A-2" OR THE EQUIVALENT THEREOF FROM MOODY'S, OR AT LEAST A OR THE EQUIVALENT THEREOF BY CANADIAN BOND RATING SERVICE LIMITED OR AT LEAST A MIDDLE OR THE EQUIVALENT THEREOF BY DOMINION BOND RATING SERVICE LIMITED WITH MATURITIES OF NOT MORE THAN SIX MONTHS FROM THE DATE OF ACQUISITION BY SUCH PERSON, (III) REPURCHASE OBLIGATIONS WITH A TERM OF NOT MORE THAN SEVEN DAYS FOR UNDERLYING SECURITIES OF

     THE TYPES DESCRIBED IN CLAUSE (I) ABOVE ENTERED INTO WITH ANY BANK MEETING THE QUALIFICATIONS SPECIFIED IN CLAUSE (II) ABOVE, (IV) COMMERCIAL PAPER ISSUED BY ANY LENDER OR ANY PERSON INCORPORATED IN THE UNITED STATES OR CANADA RATED AT LEAST A-1+ OR THE EQUIVALENT THEREOF BY S&P OR AT LEAST P-1 OR THE EQUIVALENT THEREOF BY MOODY'S OR AT LEAST A-1+ OR THE EQUIVALENT THEREOF BY CANADIAN BOND RATING SERVICE LIMITED OR AT LEAST R-I (MIDDLE OR
     HIGH) OR THE EQUIVALENT THEREOF BY DOMINION BOND RATING SERVICE LIMITED AND IN EACH CASE MATURING NOT MORE THAN SIX MONTHS AFTER THE DATE OF ACQUISITION BY SUCH PERSON AND (V) INVESTMENTS IN MONEY MARKET FUNDS SUBSTANTIALLY ALL OF THE ASSETS OF WHICH ARE COMPRISED OF SECURITIES OF THE TYPES DESCRIBED IN CLAUSES (I) THROUGH (IV) ABOVE.

          "CASUALTY EVENT":  WITH RESPECT TO ANY PROPERTY OR ASSETS OF ANY
           --------------
     PERSON, ANY LOSS OF OR DAMAGE TO, OR ANY CONDEMNATION OR OTHER TAKING OF, SUCH PROPERTY (OTHER THAN IN THE ORDINARY COURSE OF BUSINESS) FOR WHICH SUCH PERSON OR ANY OF ITS SUBSIDIARIES RECEIVES INSURANCE PROCEEDS, OR PROCEEDS OF A CONDEMNATION AWARD OR OTHER COMPENSATION.

          "CASUALTY REINVESTABLE PROCEEDS":  AS DEFINED IN SUBSECTION 4.4(D).
           ------------------------------

          "C$ COMMITMENT PERCENTAGE":  AS TO ANY C$ LENDER AT ANY TIME, THE
           ------------------------
     PERCENTAGE OF THE AGGREGATE CANADIAN COMMITMENTS THEN CONSTITUTED BY SUCH LENDER'S CANADIAN COMMITMENT.

          "C$ EQUIVALENT":  ON ANY DATE OF DETERMINATION, WITH RESPECT TO ANY
           -------------
     AMOUNT IN US$, THE EQUIVALENT IN C$ OF SUCH AMOUNT DETERMINED BY THE CANADIAN ADMINISTRATIVE AGENT USING THE US$ EXCHANGE RATE THEN IN EFFECT.

          "C$ LENDER":  EACH LENDER DESIGNATED AS A "C$ LENDER" ON SCHEDULE 1.1,
           ---------
     AS SUCH SCHEDULE MAY BE MODIFIED FROM TIME TO TIME AS PROVIDED HEREIN.

          "C$ LOANS":  THE COLLECTIVE REFERENCE TO C$ PRIME LOANS AND BANKERS'
           --------
     ACCEPTANCES; FOR THE PURPOSES OF THIS AGREEMENT, THE PRINCIPAL AMOUNT OF ANY C$ LOAN CONSTITUTING A BANKERS' ACCEPTANCE SHALL BE DEEMED TO BE THE A FACE AMOUNT OF SUCH BANKERS' ACCEPTANCE.

          "C$ NOTE":  AS DEFINED IN SUBSECTION 4.1(G).
           -------

          "C$ PRIME LOANS":  C$ LOANS AT SUCH TIME AS THEY BEAR INTEREST AT A
           --------------
     RATE BASED UPON THE C$ PRIME RATE.

          "C$ PRIME RATE":  WITH RESPECT TO A C$ PRIME LOAN, ON ANY DAY, THE
           -------------
     GREATER OF (A) THE ANNUAL RATE OF INTEREST ANNOUNCED FROM TIME TO TIME BY CIBC AS ITS REFERENCE RATE THEN IN EFFECT FOR DETERMINING INTEREST RATES ON C$ DENOMINATED COMMERCIAL LOANS IN CANADA AND (B) THE ANNUAL RATE OF INTEREST EQUAL TO THE SUM OF (I) THE CDOR RATE AND (II) 0.50% PER ANNUM.

          "CDOR RATE":  ON ANY DATE, THE PER ANNUM RATE OF INTEREST WHICH IS THE
           ---------
     RATE BASED ON THE RATE APPLICABLE TO C$ BANKERS' ACCEPTANCES FOR A TERM OF 30 DAYS (IN THE CASE OF THE DEFINITION OF "C$ PRIME RATE") OR FOR A TERM EQUIVALENT TO THE TERM OF, AND FOR AMOUNTS COMPARABLE TO THE AMOUNT OF, THE RELEVANT BANKERS' ACCEPTANCES (IN THE CASE OF THE DEFINITION OF "APPLICABLE BA DISCOUNT RATE") APPEARING ON THE "REUTERS SCREEN CDOR PAGE" (AS DEFINED IN THE INTERNATIONAL SWAP DEALER ASSOCIATION, INC. DEFINITIONS, AS MODIFIED AND AMENDED FROM TIME TO TIME) FOR ACCEPTANCES OF SCHEDULE I BANKS UNDER THE BANK ACT (CANADA) AS OF 10:00 A.M., TORONTO TIME, ON SUCH DATE, OR IF SUCH DATE IS NOT A BUSINESS DAY, THEN ON THE IMMEDIATELY PRECEDING BUSINESS DAY; PROVIDED, HOWEVER, THAT IF NO SUCH RATE APPEARS ON THE REUTERS SCREEN
          --------  -------
     CDOR PAGE AS CONTEMPLATED, THEN THE CDOR RATE ON ANY DATE SHALL BE CALCULATED AS THE ARITHMETIC MEAN OF THE RATES FOR THE TERM AND AMOUNT REFERRED TO ABOVE APPLICABLE TO C$ BANKERS' ACCEPTANCES QUOTED BY CIBC AS OF 10:00 A.M., TORONTO TIME, ON SUCH DATE OR, IF SUCH DATE IS NOT A BUSINESS DAY, THEN ON THE IMMEDIATELY PRECEDING BUSINESS DAY.

          "CERCLA":  THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND
           ------
     LIABILITY ACT OF 1980, AS THE SAME MAY BE AMENDED FROM TIME TO TIME, 42 U.S.C. (S)9601 ET SEQ.
                    -- ---

          "CHANGE OF CONTROL":  WITH RESPECT TO THE COMPANY SHALL BE DEEMED TO
           -----------------
     HAVE OCCURRED AT SUCH TIME AS:

               (A) ANY PERSON (INCLUDING A PERSON'S AFFILIATES AND ASSOCIATES), OTHER THAN A PERMITTED HOLDER, BECOMES THE BENEFICIAL OWNER (AS DEFINED UNDER RULE 13D-3 OR ANY SUCCESSOR RULE OR REGULATION PROMULGATED UNDER THE EXCHANGE ACT) OF MORE THAN 50% OF THE TOTAL VOTING POWER OF THE COMPANY'S COMMON STOCK;

               (B) ANY PERSON (INCLUDING A PERSON'S AFFILIATES AND ASSOCIATES), OTHER THAN A PERMITTED HOLDER, BECOMES THE BENEFICIAL OWNER OF MORE THAN 33-_% OF THE TOTAL VOTING POWER OF THE COMPANY'S COMMON STOCK, AND THE PERMITTED HOLDERS BENEFICIALLY OWN, IN THE AGGREGATE, A LESSER PERCENTAGE OF THE TOTAL VOTING POWER OF THE COMMON STOCK OF THE COMPANY THAN SUCH OTHER PERSON AND DO NOT HAVE THE RIGHT OR ABILITY BY VOTING POWER, CONTRACT OR OTHERWISE TO ELECT OR DESIGNATE FOR ELECTION A MAJORITY OF THE BOARD OF DIRECTORS OF THE COMPANY;

               (C) THERE SHALL BE CONSUMMATED ANY CONSOLIDATION OR MERGER OF THE COMPANY IN WHICH THE COMPANY IS NOT THE CONTINUING OR SURVIVING CORPORATION OR PURSUANT TO WHICH THE COMMON STOCK OF THE COMPANY WOULD BE CONVERTED INTO CASH, SECURITIES OR OTHER PROPERTY, OTHER THAN A MERGER OR CONSOLIDATION OF THE COMPANY IN WHICH THE HOLDERS OF THE COMMON STOCK OF THE COMPANY OUTSTANDING IMMEDIATELY PRIOR TO THE CONSOLIDATION OR MERGER HOLD, DIRECTLY OR

          INDIRECTLY, AT LEAST A MAJORITY OF THE COMMON STOCK OF THE SURVIVING CORPORATION IMMEDIATELY AFTER SUCH CONSOLIDATION OR MERGER; OR

               (D) DURING ANY PERIOD OF TWO CONSECUTIVE YEARS, INDIVIDUALS WHO AT THE BEGINNING OF SUCH PERIOD CONSTITUTED THE BOARD OF DIRECTORS OF THE COMPANY (TOGETHER WITH ANY NEW DIRECTORS WHOSE ELECTION BY SUCH BOARD OF DIRECTORS OR WHOSE NOMINATION FOR ELECTION BY THE SHAREHOLDERS OF THE COMPANY HAS BEEN APPROVED BY A MAJORITY OF THE DIRECTORS THEN STILL IN OFFICE WHO EITHER WERE DIRECTORS AT THE BEGINNING OF SUCH PERIOD OR WHOSE ELECTION OR RECOMMENDATION FOR ELECTION WAS PREVIOUSLY SO APPROVED) CEASE TO CONSTITUTE A MAJORITY OF THE BOARD OF DIRECTORS OF THE COMPANY.

          "CIBC":  CANADIAN IMPERIAL BANK OF COMMERCE, A CANADIAN CHARTERED
           ----
     BANK, OR ONE OR MORE OF ITS AGENCIES, BRANCHES OR AFFILIATES IN ITS OR THEIR RESPECTIVE CAPACITY OR CAPACITIES, AS THE CASE MAY BE, AS A LENDER OR LENDERS HEREUNDER.

          "CLAIMS":  AS DEFINED IN THE DEFINITION OF "ENVIRONMENTAL CLAIMS."
           ------

          "CLIENT ACQUISITION COSTS":  THE CAPITALIZED UNREIMBURSED COSTS OF
           ------------------------
     ACQUIRING AND MOVING RECORDS OF NEW CLIENTS INTO THE FACILITIES OF EITHER BORROWER OR ANY SUBSIDIARY THEREOF.

          "CLOSING DATE":  THE DATE ON WHICH THE CONDITIONS PRECEDENT SET FORTH
           ------------
     IN SUBSECTION 6.1 SHALL BE SATISFIED.

          "CODE":  THE INTERNAL REVENUE CODE OF 1986, AS AMENDED FROM TIME TO
           ----
     TIME.

          "COLLATERAL":  ALL ASSETS OF THE LOAN PARTIES, NOW OWNED OR
           ----------
     HEREINAFTER ACQUIRED, UPON WHICH A LIEN IS PURPORTED TO BE CREATED BY ANY SECURITY DOCUMENT.

          "COMMITMENT":  WITH RESPECT TO ANY LENDER, SUCH LENDER'S US COMMITMENT
           ----------
     OR CANADIAN COMMITMENT, AS THE CASE MAY BE.

          "COMMITMENT PERCENTAGE":  AS TO ANY LENDER AT ANY TIME, THE PERCENTAGE
           ---------------------
     WHICH SUCH LENDER'S COMMITMENT THEN CONSTITUTES OF THE AGGREGATE COMMITMENTS (OR, AT ANY TIME AFTER THE COMMITMENTS SHALL HAVE EXPIRED OR TERMINATED, THE PERCENTAGE WHICH (X) THE AGGREGATE PRINCIPAL AMOUNT OF SUCH LENDER'S LOANS THEN OUTSTANDING PLUS (Y) SUCH LENDER'S INTEREST IN ALL L/C
                                     ----
     OBLIGATIONS THEN OUTSTANDING CONSTITUTES OF (A) THE AGGREGATE PRINCIPAL AMOUNT OF THE LOANS THEN OUTSTANDING PLUS (B) THE AGGREGATE AMOUNT OF ALL
                                          ----
     L/C OBLIGATIONS THEN OUTSTANDING); ALL AMOUNTS DENOMINATED IN BRITISH POUNDS OR C$ SHALL BE INCLUDED IN ANY COMPUTATIONS PURSUANT TO THIS DEFINITION AT THE US$ EQUIVALENT THEREOF.

          "COMMITMENT PERIOD":  AS TO THE COMMITMENT OF ANY LENDER, THE PERIOD
           -----------------
     FROM AND INCLUDING THE CLOSING DATE TO BUT NOT INCLUDING THE TERMINATION DATE OR SUCH EARLIER DATE AS THE COMMITMENTS SHALL TERMINATE AS PROVIDED HEREIN.

          "COMMON STOCK":  ALL CAPITAL STOCK OF SUCH PERSON THAT IS GENERALLY
           ------------
     ENTITLED TO (I) VOTE IN THE ELECTION OF DIRECTORS OF SUCH PERSON OR (II) IF SUCH PERSON IS NOT A CORPORATION, VOTE OR OTHERWISE PARTICIPATE IN THE SELECTION OF THE GOVERNING BODY, PARTNERS, MANAGERS OR OTHERS THAT WILL CONTROL THE MANAGEMENT AND POLICIES OF SUCH PERSON.

          "COMMONLY CONTROLLED ENTITY":  AN ENTITY, WHETHER OR NOT INCORPORATED,
           --------------------------
     WHICH IS UNDER COMMON CONTROL WITH THE COMPANY WITHIN THE MEANING OF
     SECTION 4001 OF ERISA OR IS PART OF A GROUP WHICH INCLUDES THE COMPANY AND WHICH IS TREATED AS A SINGLE EMPLOYER UNDER SECTION 414 OF THE CODE.

          "COMPLIANCE CERTIFICATE":  AS DEFINED IN SUBSECTION 7.2(B).
           ----------------------

          "CONTRACTUAL OBLIGATION":  AS TO ANY PERSON, ANY PROVISION OF ANY
           ----------------------
     SECURITY ISSUED BY SUCH PERSON OR OF ANY AGREEMENT, INSTRUMENT OR OTHER UNDERTAKING TO WHICH SUCH PERSON IS A PARTY OR BY WHICH IT OR ANY OF ITS PROPERTY IS BOUND.

          "CURRENT CASUALTY EVENT":  AS DEFINED IN SUBSECTION 4.4(D).
           ----------------------

          "CURRENT DISPOSITION":  AS DEFINED IN SUBSECTION 4.4(B).
           -------------------

          "DATAVAULT TRANSACTION":  THE PROPOSED ACQUISITION BY A SUBSIDIARY OF
           ---------------------
     THE COMPANY OF ALL THE CAPITAL STOCK OF DATAVAULT LIMITED, DATAVAULT HOLDINGS LIMITED AND SILVER SKY LIMITED FOR A PURCHASE PRICE NOT TO EXCEED (POUNDS)23,000,000.

          "DEFAULT":  ANY OF THE EVENTS SPECIFIED IN SECTION 9, WHETHER OR NOT
           -------
     ANY REQUIREMENT FOR THE GIVING OF NOTICE, THE LAPSE OF TIME, OR BOTH, OR ANY OTHER CONDITION, HAS BEEN SATISFIED.

          "DISPOSITION":  ANY TRANSACTION, OR SERIES OF RELATED TRANSACTIONS,
           -----------
     PURSUANT TO WHICH EITHER BORROWER AND/OR ANY OF ITS SUBSIDIARIES SELLS, ASSIGNS, TRANSFERS OR OTHERWISE DISPOSES (OTHER THAN SALES OF EQUIPMENT OR INVENTORY IN THE ORDINARY COURSE OF BUSINESS) OF ANY PROPERTY (WHETHER NOW OWNED OR HEREAFTER ACQUIRED) TO ANY OTHER PERSON, IN EACH CASE WHETHER OR NOT THE CONSIDERATION THEREFOR TO BE RECEIVED BY SUCH BORROWER OR A SUBSIDIARY CONSISTS OF CASH, SECURITIES OR THE SWAP OR EXCHANGE OF ASSETS OWNED BY THE ACQUIRING PERSON, EXCEPT ANY SUCH TRANSACTION BETWEEN OR AMONG THE BORROWERS AND THEIR SUBSIDIARIES OR BETWEEN OR AMONG ANY SUCH SUBSIDIARIES OF THE BORROWERS.

          "DOLLAR EQUIVALENT AMOUNT":  WITH RESPECT TO (I) ANY AMOUNT OF BRITISH
           ------------------------
     POUNDS OR C$ ON ANY DATE, THE EQUIVALENT

     AMOUNT OF US DOLLARS OF SUCH AMOUNT OF BRITISH POUNDS OR C$, AS THE CASE MAY BE, AS DETERMINED BY THE US ADMINISTRATIVE AGENT IN ACCORDANCE WITH SUBSECTION 4.6(D) USING THE BRITISH POUNDS EXCHANGE RATE OR THE CANADIAN EXCHANGE RATE, AS THE CASE MAY BE, AND (II) ANY AMOUNT IN DOLLARS, SUCH AMOUNT.

          "DOMESTIC SUBSIDIARY":  WITH RESPECT TO ANY PERSON, ANY SUBSIDIARY OF
           -------------------
     SUCH PERSON THAT IS INCORPORATED OR ORGANIZED UNDER THE LAWS OF THE UNITED STATES OR ANY STATE THEREOF.

          "DRAFT":  A BLANK BILL OF EXCHANGE, WITHIN THE MEANING OF THE BILLS OF
           -----
     EXCHANGE ACT (CANADA), IN SUBSTANTIALLY THE FORM SET FORTH IN EXHIBIT B, DRAWN BY THE CANADIAN BORROWER ON A C$ LENDER, DENOMINATED IN C$ AND BEARING SUCH DISTINGUISHING LETTERS AND NUMBERS AS SUCH LENDER MAY DETERMINE, BUT WHICH AT SUCH TIME, EXCEPT AS OTHERWISE PROVIDED HEREIN, HAS NOT BEEN COMPLETED OR ACCEPTED BY SUCH LENDER.

          "DRAWING":  THE CREATION AND PURCHASE OF BANKERS' ACCEPTANCES AND/OR
           -------
     THE PURCHASE OF COMPLETED DRAFTS, BY THE C$ LENDERS PURSUANT TO SUBSECTION 3.2.

          "EBITDA":  FOR ANY PERIOD FOR ANY PERSON, THE CONSOLIDATED NET INCOME
           ------
     OF SUCH PERSON AND ITS SUBSIDIARIES, PLUS, TO THE EXTENT DEDUCTED IN DETERMINING SUCH NET INCOME FOR SUCH PERIOD, (A) INTEREST EXPENSE, (B) AMORTIZATION OF INTANGIBLES AND DEFERRED FINANCING FEES, (C) DEPRECIATION,
     (D) PROVISIONS FOR TAXES, AND IN THE CASE OF THE COMPANY, ALL TAX DISTRIBUTIONS, (E) ANY EXTRAORDINARY, UNUSUAL OR NON-RECURRING GAINS OR LOSSES OR CHARGES, AND (F) ANY OTHER NON-CASH ITEMS REDUCING SUCH NET INCOME, ALL AS DETERMINED ON A CONSOLIDATED BASIS IN ACCORDANCE WITH GAAP; PROVIDED THAT, FOR ANY PERIOD DURING WHICH THE COMPANY OR ANY SUBSIDIARY
     --------
     SHALL PURCHASE OR OTHERWISE ACQUIRE ANY REAL PROPERTY WHICH THE COMPANY OR SUCH SUBSIDIARY SHALL HAVE BEEN LEASING AS LESSEE DURING SUCH PERIOD, THE COMPANY OR SUCH SUBSIDIARY, AS THE CASE MAY BE, SHALL BE DEEMED TO HAVE ACQUIRED SUCH REAL PROPERTY ON THE FIRST DAY OF SUCH PERIOD AND ANY RENTAL EXPENSE OF THE COMPANY OR SUCH SUBSIDIARY DURING SUCH PERIOD IN RESPECT OF SUCH REAL PROPERTY SHALL BE DISREGARDED.

          "ENVIRONMENTAL CLAIMS":   ANY AND ALL ADMINISTRATIVE, REGULATORY OR
           --------------------
     JUDICIAL ACTIONS, SUITS, WRITTEN DIRECTIVES, CLAIMS, LIENS, NOTICES OF NONCOMPLIANCE OR VIOLATION, INVESTIGATIONS OR PROCEEDINGS RELATING IN ANY WAY TO ANY ENVIRONMENTAL LAW OR ANY PERMIT ISSUED, OR ANY APPROVAL GIVEN, UNDER ANY SUCH ENVIRONMENTAL LAW (HEREAFTER, "CLAIMS"), INCLUDING, WITHOUT
                                                   ------
     LIMITATION, (A) ANY AND ALL CLAIMS BY GOVERNMENTAL AUTHORITIES FOR ENFORCEMENT, CLEANUP, REMOVAL, RESPONSE, REMEDIAL OR OTHER ACTIONS OR DAMAGES PURSUANT TO ANY APPLICABLE ENVIRONMENTAL LAWS AND (B) CLAIMS BY ANY THIRD PARTY PURSUANT TO ENVIRONMENTAL LAWS SEEKING DAMAGES, CONTRIBUTIONS, INDEMNIFICATION, COST RECOVERY, COMPENSATION OR INJUNCTIVE RELIEF RESULTING FROM HAZARDOUS MATERIALS OR ARISING FROM

     ALLEGED INJURY OR THREAT OF INJURY TO HEALTH, SAFETY OR THE ENVIRONMENT.

          "ENVIRONMENTAL COSTS":  ANY AND ALL COSTS, FINES, PENALTIES, EXPENSES,
           -------------------
     DAMAGES AND LIABILITIES, INCLUDING, WITHOUT LIMITATION, THE FEES OF ATTORNEYS AND ENVIRONMENTAL CONSULTANTS, ARISING DIRECTLY UNDER ENVIRONMENTAL LAWS.

          "ENVIRONMENTAL LAW":  ANY FEDERAL, STATE, PROVINCIAL, FOREIGN OR LOCAL
           -----------------
     STATUTE, LAW, RULE, REGULATION, ORDINANCE OR RULE OF COMMON LAW NOW OR HEREAFTER IN EFFECT AND IN EACH CASE AS AMENDED, AND ANY JUDICIAL OR ADMINISTRATIVE INTERPRETATION THEREOF, INCLUDING ANY JUDICIAL OR ADMINISTRATIVE ORDER, CONSENT DECREE OR JUDGMENT, RELATING TO THE ENVIRONMENT, OR HAZARDOUS MATERIALS, INCLUDING, WITHOUT LIMITATION, A; RCRA; THE HAZARDOUS MATERIALS TRANSPORTATION ACT, AS AMENDED, 49 U.S.C. (S) 1801 ET SEQ.; THE FEDERAL WATER POLLUTION CONTROL ACT, AS AMENDED, 33
          -- ---
     U.S.C. (S) 1251 ET SEQ.; THE TOXIC SUBSTANCES CONTROL ACT, 15 U.S.C. (S)
                     -- ---
     2601 ET SEQ.; THE CLEAN AIR ACT, 42 U.S.C. (S) 7401 ET SEQ.; THE SAFE
          -- ---                                         -- ---
     DRINKING WATER ACT, 42 U.S.C. (S) 3808 ET SEQ.; THE OIL POLLUTION ACT OF
                                            -- ---
     1990, 33 U.S.C. (S) 2701 ET SEQ.; THE EMERGENCY PLANNING AND COMMUNITY
                              -- ---
     RIGHT-TO-KNOW-ACT OF 1986, 42 U.S.C. (S) 11001 ET SEQ.; ANY APPLICABLE
                                                    -- ---
     STATE AND LOCAL OR FOREIGN COUNTERPARTS OR EQUIVALENTS; AND ANY CANADIAN FEDERAL, PROVINCIAL, MUNICIPAL OR LOCAL COUNTERPARTS OR EQUIVALENTS THEREOF, INCLUDING THE CANADIAN ENVIRONMENTAL PROTECTION ACT, AS AMENDED, THE ENVIRONMENTAL PROTECTION ACT (ONTARIO), AS AMENDED, AND THE ONTARIO WATER RESOURCES ACT AND ANY FOREIGN COUNTERPARTS OR EQUIVALENTS THEREOF; AND THE TERMS AND CONDITIONS OF ANY ENVIRONMENTAL PERMIT ISSUED PURSUANT TO ANY ENVIRONMENTAL LAW TO EITHER BORROWER OR ITS SUBSIDIARIES OR ANY FACILITY OWNED OR OPERATED BY SUCH BORROWER OR ITS SUBSIDIARIES.

          "ERISA":  THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS
           -----
     AMENDED FROM TIME TO TIME.

          "EQUITY OFFERINGS":  THE COLLECTIVE REFERENCE TO THE CONCURRENT PUBLIC
           ----------------
     OFFERINGS BY THE COMPANY CONSUMMATED IN JULY, 1997 OF SHARES OF THE COMPANY'S COMMON STOCK (I) IN THE UNITED STATES OF AMERICA AND CANADA AND
     (II) INTERNATIONALLY.

          "A RESERVE REQUIREMENTS":  FOR ANY DAY AS APPLIED TO A
           ---------------------------------
     EURODOLLAR LOAN, THE AGGREGATE (WITHOUT DUPLICATION) OF THE RATES (EXPRESSED AS A DECIMAL FRACTION) OF RESERVE REQUIREMENTS IN EFFECT ON SUCH DAY (INCLUDING, WITHOUT LIMITATION, BASIC, SUPPLEMENTAL, MARGINAL AND EMERGENCY RESERVES UNDER ANY REGULATIONS OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM OR OTHER GOVERNMENTAL AUTHORITY HAVING JURISDICTION WITH RESPECT THERETO) DEALING WITH RESERVE REQUIREMENTS PRESCRIBED FOR EUROCURRENCY FUNDING (CURRENTLY REFERRED TO AS "EUROCURRENCY LIABILITIES" IN REGULATION D OF SUCH BOARD) MAINTAINED BY A MEMBER BANK OF SUCH SYSTEM.

          "EURODOLLAR BASE RATE":  WITH RESPECT TO EACH DAY DURING EACH INTEREST
           --------------------
     PERIOD PERTAINING TO A EURODOLLAR LOAN, THE RATE PER ANNUM DETERMINED BY THE US ADMINISTRATIVE AGENT TO BE THE ARITHMETIC MEAN (ROUNDED TO THE NEAREST 1/100TH OF 1%) OF THE OFFERED RATES FOR DEPOSITS IN US DOLLARS WITH A TERM COMPARABLE TO SUCH INTEREST PERIOD THAT APPEARS ON THE TELERATE BRITISH BANKERS ASSOC. INTEREST SETTLEMENT RATES PAGE (AS DEFINED BELOW) AT APPROXIMATELY 11:00 A.M., LONDON TIME, ON THE SECOND FULL BUSINESS DAY PRECEDING THE FIRST DAY OF SUCH INTEREST PERIOD; PROVIDED, HOWEVER, THAT IF
                                                      --------  -------
     THERE SHALL AT ANY TIME NO LONGER EXIST A TELERATE BRITISH BANKERS ASSOC. INTEREST SETTLEMENT RATES PAGE, "EURODOLLAR BASE RATE" SHALL MEAN, WITH
                                      --------------------
     RESPECT TO EACH DAY DURING EACH INTEREST PERIOD PERTAINING TO A EURODOLLAR LOAN, THE RATE PER ANNUM EQUAL TO THE RATE AT WHICH CIBC IS OFFERED US DOLLAR DEPOSITS AT OR ABOUT 10:00 A.M., NEW YORK CITY TIME, TWO BUSINESS DAYS PRIOR TO THE BEGINNING OF SUCH INTEREST PERIOD IN THE INTERBANK EURODOLLAR MARKET WHERE THE EURODOLLAR AND FOREIGN CURRENCY AND EXCHANGE OPERATIONS IN RESPECT OF ITS EURODOLLAR LOANS ARE THEN BEING CONDUCTED FOR DELIVERY ON THE FIRST DAY OF SUCH INTEREST PERIOD FOR THE NUMBER OF DAYS COMPRISED THEREIN AND IN AN AMOUNT COMPARABLE TO THE AMOUNT OF ITS EURODOLLAR LOAN TO BE OUTSTANDING DURING SUCH INTEREST PERIOD. "TELERATE
                                                                      --------
     BRITISH BANKERS ASSOC. INTEREST SETTLEMENT RATES PAGE" SHALL MEAN THE
     -----------------------------------------------------
     DISPLAY DESIGNATED AS PAGE 3750 ON THE TELERATE SYSTEM INCORPORATED SERVICE (OR SUCH OTHER PAGE AS MAY REPLACE SUCH PAGE ON SUCH SERVICE FOR THE PURPOSE OF DISPLAYING THE RATES AT WHICH US DOLLAR DEPOSITS ARE OFFERED BY LEADING BANKS IN THE LONDON INTERBANK DEPOSIT MARKET).

          "EURODOLLAR LOANS":  US$ LOANS THE RATE OF INTEREST APPLICABLE TO
           ----------------
     WHICH IS BASED UPON THE EURODOLLAR RATE.

          "EURODOLLAR RATE":  WITH RESPECT TO EACH DAY DURING EACH INTEREST
           ---------------
     PERIOD PERTAINING TO A EURODOLLAR LOAN, A RATE PER ANNUM DETERMINED FOR SUCH DAY IN ACCORDANCE WITH THE FOLLOWING FORMULA (ROUNDED UPWARD TO THE NEAREST 1/100TH OF 1%):

                                   EURODOLLAR BASE RATE
                       -----------------------------------------------
                         1.00 - EUROCURRENCY RESERVE REQUIREMENTS

          "EURODOLLAR TRANCHE":  THE COLLECTIVE REFERENCE TO EURODOLLAR LOANS
           ------------------
     THE THEN CURRENT INTEREST PERIODS WITH RESPECT TO ALL OF WHICH BEGIN ON THE SAME DATE AND END ON THE SAME LATER DATE (WHETHER OR NOT SUCH LOANS SHALL ORIGINALLY HAVE BEEN MADE ON THE SAME DAY).

          "EVENT OF DEFAULT":  ANY OF THE EVENTS SPECIFIED IN SECTION 9,
           ----------------
     PROVIDED THAT ANY REQUIREMENT FOR THE GIVING OF NOTICE, THE LAPSE OF TIME,
     --------
     OR BOTH, OR ANY OTHER CONDITION, HAS BEEN SATISFIED.

          "EXCHANGE ACT":  THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND
           ------------
     THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

          "EXISTING CREDIT AGREEMENT":  AS DEFINED IN THE RECITALS TO THIS
           -------------------------
     AGREEMENT.

          "FEDERAL FUNDS RATE":  FOR ANY PARTICULAR DATE, AN INTEREST RATE PER
           ------------------
     ANNUM EQUAL TO THE INTEREST RATE (ROUNDED UPWARD TO THE NEAREST 1/16TH OF 1%) OFFERED IN THE INTERBANK MARKET TO CIBC AS THE OVERNIGHT FEDERAL FUNDS RATE AT OR ABOUT 10:00 A.M., NEW YORK CITY TIME, ON SUCH DAY (OR, IF SUCH DAY IS NOT A BUSINESS DAY, FOR THE NEXT PRECEDING BUSINESS DAY).

          "FIXED CHARGE COVERAGE RATIO":  FOR ANY PERIOD, THE RATIO OF (A)
           ---------------------------
     EBITDA OF THE COMPANY FOR SUCH PERIOD TO (B) FIXED CHARGES FOR SUCH PERIOD.

          "FIXED CHARGES":  FOR ANY PERIOD, THE SUM OF THE FOLLOWING FOR SUCH
           -------------
     PERIOD: (A) INTEREST EXPENSE, (B) THE EXCESS, IF ANY, OF THE DOLLAR EQUIVALENT AMOUNT OF THE AGGREGATE PRINCIPAL AMOUNT OF LOANS AND L/C OBLIGATIONS OUTSTANDING ON THE FIRST DAY OF SUCH PERIOD OVER THE MAXIMUM AGGREGATE AMOUNT OF THE COMMITMENTS ON THE LAST DAY OF SUCH PERIOD, GIVING EFFECT TO THE SCHEDULED REDUCTIONS REQUIRED UNDER SUBSECTION 4.3(A) AND 4.3(B), (C) INCOME TAXES PAID BY THE COMPANY AND ITS SUBSIDIARIES, (D) TAX DISTRIBUTIONS AND (E) THE AMOUNT OF CAPITAL EXPENDITURES RELATING TO THE COMPANY'S NORMAL MAINTENANCE PROGRAM.

          "FOREIGN SUBSIDIARY":  ANY SUBSIDIARY ORGANIZED UNDER THE LAWS OF ANY
           ------------------
     JURISDICTION OUTSIDE THE UNITED STATES OF AMERICA.

          "GAAP":  GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES
           ----
     OF AMERICA IN EFFECT FROM TIME TO TIME.

          "GOVERNMENTAL AUTHORITY":  ANY NATION OR GOVERNMENT, ANY STATE OR
           ----------------------
     OTHER POLITICAL SUBDIVISION THEREOF AND ANY ENTITY EXERCISING EXECUTIVE, LEGISLATIVE, JUDICIAL, REGULATORY OR ADMINISTRATIVE FUNCTIONS OF OR PERTAINING TO GOVERNMENT.

          "GUARANTEE OBLIGATION":  AS TO ANY PERSON (THE "GUARANTEEING PERSON"),
           --------------------                           -------------------
     WITHOUT DUPLICATION, ANY OBLIGATION OF (A) THE GUARANTEEING PERSON OR (B) ANOTHER PERSON (INCLUDING, WITHOUT LIMITATION, ANY BANK UNDER ANY LETTER OF CREDIT) TO INDUCE THE CREATION OF WHICH THE GUARANTEEING PERSON HAS ISSUED A REIMBURSEMENT, COUNTERINDEMNITY OR SIMILAR OBLIGATION, IN EITHER CASE GUARANTEEING OR IN EFFECT GUARANTEEING ANY INDEBTEDNESS, LEASES, DIVIDENDS OR OTHER OBLIGATIONS (THE "PRIMARY OBLIGATIONS") OF ANY OTHER THIRD PERSON
                                -------------------
     (THE "PRIMARY OBLIGOR") IN ANY MANNER, WHETHER DIRECTLY OR INDIRECTLY,
           ---------------
     INCLUDING, WITHOUT LIMITATION, ANY OBLIGATION OF THE GUARANTEEING PERSON, WHETHER OR NOT CONTINGENT, (I) TO PURCHASE ANY SUCH PRIMARY OBLIGATION OR ANY PROPERTY CONSTITUTING DIRECT OR INDIRECT SECURITY THEREFOR, (II) TO

     ADVANCE OR SUPPLY FUNDS (1) FOR THE PURCHASE OR PAYMENT OF ANY SUCH PRIMARY OBLIGATION OR (2) TO MAINTAIN WORKING CAPITAL OR EQUITY CAPITAL OF THE PRIMARY OBLIGOR OR OTHERWISE TO MAINTAIN THE NET WORTH OR SOLVENCY OF THE PRIMARY OBLIGOR, (III) TO PURCHASE PROPERTY, SECURITIES OR SERVICES PRIMARILY FOR THE PURPOSE OF ASSURING THE OWNER OF ANY SUCH PRIMARY OBLIGATION OF THE ABILITY OF THE PRIMARY OBLIGOR TO MAKE PAYMENT OF SUCH PRIMARY OBLIGATION OR (IV) OTHERWISE TO ASSURE OR HOLD HARMLESS THE OWNER OF ANY SUCH PRIMARY OBLIGATION AGAINST LOSS IN RESPECT THEREOF; PROVIDED,
                                                                     --------
     HOWEVER, THAT THE TERM GUARANTEE OBLIGATION SHALL NOT INCLUDE ENDORSEMENTS
     -------
     OF INSTRUMENTS FOR DEPOSIT OR COLLECTION IN THE ORDINARY COURSE OF BUSINESS. THE AMOUNT OF ANY GUARANTEE OBLIGATION OF ANY GUARANTEEING PERSON SHALL BE DEEMED TO BE THE LOWER OF (A) AN AMOUNT EQUAL TO THE STATED OR DETERMINABLE AMOUNT OF THE PRIMARY OBLIGATION IN RESPECT OF WHICH SUCH GUARANTEE OBLIGATION IS MADE AND (B) THE MAXIMUM AMOUNT FOR WHICH SUCH GUARANTEEING PERSON MAY BE LIABLE PURSUANT TO THE TERMS OF THE INSTRUMENT EMBODYING SUCH GUARANTEE OBLIGATION, UNLESS SUCH PRIMARY OBLIGATION AND THE MAXIMUM AMOUNT FOR WHICH SUCH GUARANTEEING PERSON MAY BE LIABLE ARE NOT STATED OR DETERMINABLE, IN WHICH CASE THE AMOUNT OF SUCH GUARANTEE OBLIGATION SHALL BE SUCH GUARANTEEING PERSON'S MAXIMUM REASONABLY ANTICIPATED LIABILITY IN RESPECT THEREOF AS DETERMINED BY THE COMPANY IN GOOD FAITH.

          "HAZARDOUS MATERIALS":  (A) ANY PETROLEUM OR PETROLEUM PRODUCTS,
           -------------------
     RADIOACTIVE MATERIALS, ASBESTOS IN ANY FORM THAT IS FRIABLE, UREA FORMALDEHYDE FOAM INSULATION, TRANSFORMERS OR OTHER EQUIPMENT THAT CONTAIN DIELECTRIC FLUID CONTAINING LEVELS OF POLYCHLORINATED BIPHENYLS, AND RADON GAS IN EXCESS OF FOUR PICOCURIES PER LITER; (B) ANY CHEMICALS, MATERIALS OR SUBSTANCES DEFINED AS OR INCLUDED IN THE DEFINITION OF "HAZARDOUS SUBSTANCES," "HAZARDOUS WASTE," "HAZARDOUS MATERIALS," "EXTREMELY HAZARDOUS WASTE," "RESTRICTED HAZARDOUS WASTE," "TOXIC SUBSTANCES," "TOXIC POLLUTANTS," "CONTAMINANTS," OR "POLLUTANTS," OR WORDS OF SIMILAR IMPORT, UNDER ANY APPLICABLE ENVIRONMENTAL LAW; AND (C) ANY OTHER CHEMICAL, MATERIAL OR SUBSTANCE, EXPOSURE TO WHICH IS PROHIBITED, LIMITED OR REGULATED BY ANY GOVERNMENTAL AUTHORITY.

          "INDEBTEDNESS":  OF ANY PERSON AT ANY DATE, WITHOUT DUPLICATION, (A)
           ------------
     ALL INDEBTEDNESS OF SUCH PERSON FOR BORROWED MONEY OR FOR THE DEFERRED PURCHASE PRICE OF PROPERTY OR SERVICES (OTHER THAN ACCOUNTS PAYABLE OR TRADE PAYABLES AND OTHER ACCRUED LIABILITIES INCURRED IN THE ORDINARY COURSE OF BUSINESS AND PAYABLE IN ACCORDANCE WITH CUSTOMARY PRACTICES), PROVIDED THAT AMOUNTS DEFERRED AND OWING WITH RESPECT TO NON-COMPETITION OR
     --------
     CONSULTING AGREEMENTS WITH RESPECT TO PERMITTED ACQUISITIONS OR EXISTING ON THE CLOSING DATE UP TO AN AGGREGATE AMOUNT OF $5,000,000 AT ANY ONE TIME OUTSTANDING SHALL NOT CONSTITUTE INDEBTEDNESS, (B) ANY OTHER INDEBTEDNESS OF SUCH PERSON WHICH IS EVIDENCED BY A NOTE, BOND, DEBENTURE OR SIMILAR INSTRUMENT, (C) ALL OBLIGATIONS OF SUCH PERSON IN RESPECT OF ACCEPTANCES ISSUED OR CREATED FOR THE ACCOUNT OF SUCH PERSON,

     (D) ALL CAPITALIZED LEASE OBLIGATIONS OF SUCH PERSON, (E) ALL UNREIMBURSED OBLIGATIONS OF SUCH PERSON, IN RESPECT OF AMOUNTS DRAWN UNDER ACCEPTANCE, LETTER OF CREDIT OR SIMILAR FACILITIES, (F) FOR PURPOSES OF SUBSECTION 8.4 AND SECTION 9(E), ALL OBLIGATIONS OF SUCH PERSON IN RESPECT OF ANY INTEREST RATE PROTECTION AGREEMENTS, AND (G) ALL LIABILITIES SECURED BY ANY LIEN ON ANY PROPERTY OWNED BY SUCH PERSON IN CIRCUMSTANCES WHERE SUCH PERSON HAS NOT ASSUMED OR OTHERWISE BECOME LIABLE FOR THE PAYMENT THEREOF, WHICH INDEBTEDNESS SHALL BE LIMITED TO THE LESSER OF THE VALUE OF THE PROPERTY OR THE AMOUNT OF THE LIABILITY.

          "INDEMNIFIED LIABILITIES":  AS DEFINED IN SUBSECTION 11.5.
           -----------------------

          "INSOLVENCY":  WITH RESPECT TO ANY MULTIEMPLOYER PLAN, THE CONDITION
           ----------
     THAT SUCH PLAN IS INSOLVENT WITHIN THE MEANING OF SECTION 4245 OF ERISA.

          "INSOLVENT":  PERTAINING TO A CONDITION OF INSOLVENCY.
           ---------

          "INTELLECTUAL PROPERTY":  AS DEFINED IN SUBSECTION 5.9.
           ---------------------

          "INTEREST EXPENSE":  FOR ANY PERIOD FOR ANY PERSON, THE TOTAL
           ----------------
     CONSOLIDATED INTEREST EXPENSE OF SUCH PERSON AND ITS SUBSIDIARIES FOR SUCH PERIOD (CALCULATED ON AN ACCRUAL BASIS WITHOUT REGARD TO ANY LIMITATIONS ON THE PAYMENT THEREOF AND EXCLUDING AMORTIZATION OF DEFERRED FINANCING COSTS) IN RESPECT OF ALL INDEBTEDNESS OF SUCH PERSON FOR SUCH PERIOD PLUS, WITHOUT DUPLICATION, THAT PORTION OF CAPITALIZED LEASE OBLIGATIONS OF SUCH PERSON AND ITS SUBSIDIARIES REPRESENTING THE INTEREST FACTOR FOR SUCH PERIOD.

          "INTEREST PAYMENT DATE":  (A) AS TO ANY BASE RATE LOAN OR C$ PRIME
           ---------------------
     LOAN, THE LAST DAY OF EACH MARCH, JUNE, SEPTEMBER AND DECEMBER, (B) AS TO ANY EURODOLLAR LOAN HAVING AN INTEREST PERIOD OF THREE MONTHS OR LESS, THE LAST DAY OF SUCH INTEREST PERIOD AND (C) AS TO ANY EURODOLLAR LOAN HAVING AN INTEREST PERIOD LONGER THAN THREE MONTHS, THE DAY WHICH IS THREE MONTHS AFTER THE FIRST DAY OF SUCH INTEREST PERIOD AND THE LAST DAY OF SUCH INTEREST PERIOD.

          "INTEREST PERIOD":  WITH RESPECT TO ANY EURODOLLAR LOAN:
           ---------------

                    (A) INITIALLY, THE PERIOD COMMENCING ON THE BORROWING OR CONVERSION DATE, AS THE CASE MAY BE, WITH RESPECT TO SUCH EURODOLLAR LOAN AND ENDING ONE, TWO, THREE OR SIX MONTHS THEREAFTER, AS SELECTED BY THE COMPANY IN ITS NOTICE OF BORROWING OR NOTICE OF CONVERSION, AS THE CASE MAY BE, GIVEN WITH RESPECT THERETO; AND

                    (B) THEREAFTER, EACH PERIOD COMMENCING ON THE LAST DAY OF THE NEXT PRECEDING INTEREST PERIOD APPLICABLE TO SUCH EURODOLLAR LOAN AND ENDING ONE, TWO, THREE OR SIX MONTHS THEREAFTER, AS SELECTED BY THE COMPANY BY

          IRREVOCABLE NOTICE TO THE US ADMINISTRATIVE AGENT NOT LESS THAN THREE BUSINESS DAYS PRIOR TO THE LAST DAY OF THE THEN CURRENT INTEREST PERIOD WITH RESPECT THERETO;

     PROVIDED THAT, ALL OF THE FOREGOING PROVISIONS RELATING TO INTEREST PERIODS
     --------
     ARE SUBJECT TO THE FOLLOWING:

               (I) IF ANY INTEREST PERIOD PERTAINING TO A EURODOLLAR LOAN WOULD OTHERWISE END ON A DAY THAT IS NOT A BUSINESS DAY, SUCH INTEREST PERIOD SHALL BE EXTENDED TO THE NEXT SUCCEEDING BUSINESS DAY UNLESS THE RESULT OF SUCH EXTENSION WOULD BE TO CARRY SUCH INTEREST PERIOD INTO ANOTHER CALENDAR MONTH IN WHICH EVENT SUCH INTEREST PERIOD SHALL END ON THE IMMEDIATELY PRECEDING BUSINESS DAY;

               (II) ANY INTEREST PERIOD THAT WOULD OTHERWISE EXTEND BEYOND THE TERMINATION DATE SHALL END ON THE TERMINATION DATE;

               (III) ANY INTEREST PERIOD PERTAINING TO A EURODOLLAR LOAN THAT BEGINS ON THE LAST BUSINESS DAY OF A CALENDAR MONTH (OR ON A DAY FOR WHICH THERE IS NO NUMERICALLY CORRESPONDING DAY IN THE CALENDAR MONTH AT THE END OF SUCH INTEREST PERIOD) SHALL END ON THE LAST BUSINESS DAY OF A CALENDAR MONTH; AND

               (IV) THE COMPANY SHALL SELECT INTEREST PERIODS SO AS NOT TO REQUIRE A PAYMENT OR PREPAYMENT OF ANY EURODOLLAR LOAN DURING AN INTEREST PERIOD FOR SUCH LOAN.

          "INTEREST RATE PROTECTION AGREEMENT":  ANY INTEREST RATE PROTECTION
           ----------------------------------
     AGREEMENT, INTEREST RATE FUTURE, INTEREST RATE OPTION, INTEREST RATE CAP OR COLLAR OR OTHER INTEREST RATE HEDGE ARRANGEMENT, TO OR UNDER WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES IS A PARTY OR A BENEFICIARY.

          "ISSUING LENDER":  CIBC, IN ITS CAPACITY AS ISSUER OF ANY LETTER OF
           --------------
     CREDIT.

          "KNOTT TRANSACTION":  THE ACQUISITION OF THE 60% PARTNERSHIP INTEREST
           -----------------
     IN KNOTT   PIERCE LIMITED PARTNERSHIP NOT CURRENTLY OWNED BY THE COMPANY.

          "L/C COMMITMENT":  US$20,000,000.
           --------------

          "L/C FEE PAYMENT DATE":  THE LAST DAY OF EACH MARCH, JUNE, SEPTEMBER
           --------------------
     AND DECEMBER AND THE LAST DAY OF THE COMMITMENT PERIOD.

          "L/C OBLIGATIONS":  AT ANY TIME, AN AMOUNT EQUAL TO THE SUM OF (A) THE
           ---------------
     AGGREGATE THEN UNDRAWN AND UNEXPIRED DOLLAR EQUIVALENT AMOUNT OF THE THEN OUTSTANDING LETTERS OF CREDIT AND (B) THE AGGREGATE DOLLAR EQUIVALENT AMOUNT OF DRAWINGS

     UNDER LETTERS OF CREDIT THAT HAVE NOT THEN BEEN REIMBURSED PURSUANT TO
     SECTION 12.5.

          "L/C PARTICIPANTS":  THE COLLECTIVE REFERENCE TO ALL THE US$ LENDERS
           ----------------
     OTHER THAN THE ISSUING LENDER.

          "LENDERS":  AS DEFINED IN THE PREAMBLE HERETO.
           -------

          "LETTERS OF CREDIT":  AS DEFINED IN SECTION 12.1(A).
           -----------------

          "LEVERAGE RATIO":  AT ANY DATE OF DETERMINATION THEREOF, THE RATIO OF
           --------------
     (A) TOTAL NET DEBT AT SUCH DATE TO (B) ADJUSTED EBITDA FOR THE THEN MOST RECENTLY ENDED PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS, FOR WHICH FINANCIAL STATEMENTS SHALL HAVE BEEN DELIVERED TO THE LENDERS PURSUANT TO SUBSECTION 5.1, 7.1(A) OR 7.1(B), AS THE CASE MAY BE.

          "LIEN":  ANY MORTGAGE OR DEED OF TRUST, PLEDGE, HYPOTHECATION,
           ----
     ASSIGNMENT, DEPOSIT ARRANGEMENT, SECURITY INTEREST, LIEN, CHARGE, EASEMENT, ENCUMBRANCE, PREFERENCE, PRIORITY, OR OTHER SECURITY AGREEMENT OR PREFERENTIAL ARRANGEMENT OF ANY KIND OR NATURE WHATSOEVER ON OR WITH RESPECT TO SUCH PROPERTY OR ASSETS (INCLUDING WITHOUT LIMITATION, ANY CAPITALIZED LEASE OBLIGATION, CONDITIONAL SALE, OR OTHER TITLE RETENTION AGREEMENT HAVING SUBSTANTIALLY THE SAME ECONOMIC EFFECT AS ANY OF THE FOREGOING).

          "LIMITED PARTNERSHIP":  COLLECTIVELY, PLC COMMAND I, L.P. AND PLC
           -------------------
     COMMAND II, L.P., EACH A LIMITED PARTNERSHIP ORGANIZED AND EXISTING UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

          "LOAN DOCUMENTS":  THIS AGREEMENT, EACH DRAFT, EACH BANKERS'
           --------------
     ACCEPTANCE, ANY NOTES, THE SECURITY DOCUMENTS, EACH APPLICATION AND ANY DOCUMENT, AGREEMENT OR CERTIFICATE EXECUTED OR DELIVERED IN CONNECTION HEREWITH.

          "LOAN PARTIES":  EACH BORROWER AND EACH SUBSIDIARY OF THE COMPANY AND
           ------------
     ANY OTHER PERSON (OTHER THAN THE LENDERS AND THE ADMINISTRATIVE AGENTS) WHICH IS A PARTY TO A LOAN DOCUMENT.

          "LOANS":  THE COLLECTIVE REFERENCE TO THE US$ LOANS AND THE C$ LOANS.
           -----

          "LOCAL TIME":  (A) IN THE CASE OF MATTERS RELATING TO US$ LOANS, NEW
           ----------
     YORK CITY TIME, AND (B) IN THE CASE OF MATTERS RELATING TO C$ LOANS, TORONTO TIME.

          "MATERIAL ADVERSE EFFECT":  A MATERIAL ADVERSE EFFECT ON (A) THE
           -----------------------
     BUSINESS, OPERATIONS, PROPERTY, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS OF THE COMPANY AND ITS SUBSIDIARIES TAKEN AS A WHOLE OR (B) THE VALIDITY OR ENFORCEABILITY OF THIS OR ANY OF THE OTHER LOAN DOCUMENTS OR THE RIGHTS OR REMEDIES OF THE ADMINISTRATIVE AGENTS OR THE LENDERS HEREUNDER OR THEREUNDER.

          "MOODY'S":  MOODY'S INVESTORS SERVICE, INC.
           -------

          "MORTGAGES":  THE COLLECTIVE REFERENCE TO ALL US MORTGAGES AND ALL
           ---------
     CANADIAN MORTGAGES.

          "MULTIEMPLOYER PLAN":  A PLAN WHICH IS A MULTIEMPLOYER PLAN AS DEFINED
           ------------------
     IN SECTION 4001(A)(3) OF ERISA.

          "NET INCOME":  WITH RESPECT TO ANY PERSON FOR ANY PERIOD, THE
           ----------
     CONSOLIDATED NET INCOME OF SUCH PERSON AND ITS SUBSIDIARIES FOR SUCH PERIOD DETERMINED IN ACCORDANCE WITH GAAP, EXCLUDING ANY FOREIGN CURRENCY TRANSLATION GAINS OR LOSSES ADDED OR DEDUCTED, AS APPLICABLE, IN THE COMPUTATION OF NET INCOME.

          "NET PROCEEDS":
           ------------

               (A) IN THE CASE OF ANY DISPOSITION, THE AGGREGATE AMOUNT OF ALL CASH PAYMENTS RECEIVED BY THE RELEVANT BORROWER AND ITS SUBSIDIARIES DIRECTLY OR INDIRECTLY IN CONNECTION WITH SUCH DISPOSITION; PROVIDED
                                                                      --------
          THAT (I) NET PROCEEDS SHALL BE NET OF (X) THE AMOUNT OF ANY LEGAL, TITLE AND RECORDING TAX EXPENSES, COMMISSIONS AND OTHER FEES AND EXPENSES PAID BY SUCH BORROWER AND ITS SUBSIDIARIES IN CONNECTION WITH SUCH DISPOSITION AND (Y) ANY FEDERAL, STATE, PROVINCIAL AND LOCAL INCOME OR OTHER TAXES ESTIMATED TO BE PAYABLE BY SUCH BORROWER AND ITS SUBSIDIARIES (OR, IN THE CASE OF THE COMPANY, BY THE COMPANY AND/OR THE SUBCHAPTER S SHAREHOLDERS RESULTING FROM THE COMPANY'S STATUS AS AN S CORPORATION AS DEFINED IN SECTION 1361 OF THE CODE PRIOR TO THE EQUITY OFFERINGS) AS A RESULT OF SUCH DISPOSITION (BUT ONLY TO THE EXTENT THAT SUCH ESTIMATED TAXES ARE IN FACT PAID TO THE RELEVANT FEDERAL, STATE, PROVINCIAL OR LOCAL GOVERNMENTAL AUTHORITY) AND (II) NET PROCEEDS SHALL BE NET OF ANY REPAYMENTS BY SUCH BORROWER OR ANY OF ITS SUBSIDIARIES OF INDEBTEDNESS TO THE EXTENT THAT (X) SUCH INDEBTEDNESS IS SECURED BY A LIEN ON THE PROPERTY THAT IS SUBJECT TO SUCH DISPOSITION (WHICH INDEBTEDNESS SHALL BE VALUED AT THE LESSER OF THE VALUE OF THE PROPERTY OR THE AMOUNT OF THE INDEBTEDNESS) AND (Y) THE TRANSFEREE OF (OR HOLDER OF A LIEN ON) SUCH PROPERTY REQUIRES THAT SUCH INDEBTEDNESS BE REPAID AS A CONDITION TO THE PURCHASE OF SUCH PROPERTY; AND

               (B) IN THE CASE OF ANY CASUALTY EVENT, THE AGGREGATE AMOUNT OF PROCEEDS OF INSURANCE (OTHER THAN BUSINESS INTERRUPTION INSURANCE), CONDEMNATION AWARDS AND OTHER COMPENSATION RECEIVED BY THE RELEVANT BORROWER AND ITS SUBSIDIARIES IN RESPECT OF SUCH CASUALTY EVENT NET OF
          (I) REASONABLE EXPENSES INCURRED BY SUCH BORROWER AND ITS SUBSIDIARIES IN CONNECTION THEREWITH, (II) CONTRACTUALLY REQUIRED REPAYMENTS ON INDEBTEDNESS (OTHER THAN INDEBTEDNESS HEREUNDER) TO THE EXTENT SECURED BY A LIEN

          ON SUCH PROPERTY, (III) ANY INCOME AND TRANSFER TAXES PAYABLE BY SUCH BORROWER OR ANY OF ITS SUBSIDIARIES (OR, IN THE CASE OF THE COMPANY, BY THE COMPANY AND/OR THE SUBCHAPTER S SHAREHOLDERS RESULTING FROM THE COMPANY'S STATUS AS AN S CORPORATION AS DEFINED IN SECTION 1361 OF THE CODE PRIOR TO THE EQUITY OFFERINGS) IN RESPECT OF SUCH CASUALTY EVENT AND (IV) COSTS RESULTING FROM THE USE OF ALTERNATE FACILITIES OR WAREHOUSES BY SUCH BORROWER AND/OR ANY SUBSIDIARIES AS A RESULT OF SUCH CASUALTY EVENT.

          "1996 SENIOR SUBORDINATED NOTES":  THE 11-/1/8/% SENIOR SUBORDINATED
           ------------------------------
     NOTES DUE 2006 OF THE COMPANY IN AN AGGREGATE ORIGINAL PRINCIPAL AMOUNT OF US$200,000,000 ISSUED PURSUANT TO THE 1996 SENIOR SUBORDINATED NOTES INDENTURE, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH SUBSECTION 8.11.

          "1997 SENIOR SUBORDINATED NOTES":  THE 9-/1/8/% SENIOR SUBORDINATED
           ------------------------------
     NOTES DUE 2007 OF THE COMPANY IN AN AGGREGATE ORIGINAL PRINCIPAL AMOUNT OF US$120,000,000 ISSUED PURSUANT TO THE 1997 SENIOR SUBORDINATED NOTES INDENTURE, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH SUBSECTION 8.11.

          "1998 SENIOR NOTES":  THE SENIOR NOTES DUE 2008 OF THE CANADIAN
           -----------------
     BORROWER IN AN AGGREGATE ORIGINAL PRINCIPAL AMOUNT OF US$135,000,000 ISSUED PURSUANT TO THE 1998 SENIOR NOTES INDENTURE, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH SUBSECTION 8.11(B) OR (C).

          "1999 SENIOR SUBORDINATED NOTES":  THE SENIOR SUBORDINATED NOTES DUE
           ------------------------------
     2009 OF THE COMPANY IN AN AGGREGATE ORIGINAL PRINCIPAL AMOUNT NOT TO EXCEED US$175,000,000 TO BE ISSUED PURSUANT TO THE 1999 SENIOR SUBORDINATED NOTES INDENTURE, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH SUBSECTION 8.11(B) OR (C).

          "1996 SENIOR SUBORDINATED NOTES INDENTURE":  THE SENIOR SUBORDINATED
           ----------------------------------------
     NOTES INDENTURE, DATED AS OF JULY 15, 1996, BETWEEN THE COMPANY AND UNITED STATES TRUST COMPANY OF NEW YORK, AS TRUSTEE, AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH SUBSECTION 8.11.

          "1997 SENIOR SUBORDINATED NOTES INDENTURE":  THE SENIOR SUBORDINATED
           ----------------------------------------
     NOTES INDENTURE, DATED AS OF JULY 7, 1997 BETWEEN THE COMPANY AND THE BANK OF NEW YORK, AS TRUSTEE, AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH SUBSECTION 8.11.

          "1998 SENIOR NOTES INDENTURE":  THE SENIOR NOTES INDENTURE, DATED AS
           ---------------------------
     OF APRIL 7, 1998 BETWEEN THE CANADIAN

     BORROWER, THE COMPANY AND THE BANK OF NEW YORK, AS TRUSTEE, AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME IN ACCORDANCE WITH SUBSECTION 8.11(B) OR (C).

          "1999 SENIOR SUBORDINATED NOTES INDENTURE":  THE INDENTURE PROPOSED TO
           ----------------------------------------
     BE ENTERED INTO ON OR BEFORE AUGUST 1, 1999 BETWEEN THE COMPANY AND A TRUSTEE TO BE NAMED CONTAINING SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE 1997 SENIOR SUBORDINATED NOTES INDENTURE (EXCEPT THAT THE INTEREST RATE PAYABLE THEREUNDER SHALL BE CONSISTENT WITH RATES FOR SIMILAR INDEBTEDNESS PREVAILING IN THE MARKET FOR SUCH TYPE OF INDEBTEDNESS AT THE TIME OF THE ISSUANCE OF THE 1999 SENIOR SUBORDINATED NOTES), AS SUCH INDENTURE MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED IN ACCORDANCE WITH SUBSECTION 8.11(B) OR (C).

          "NON-EXCLUDED TAXES":  AS DEFINED IN SUBSECTION 4.11.
           ------------------

          "NOTES":  THE COLLECTIVE REFERENCE TO THE US$ NOTES AND C$ NOTES.
           -----

          "ORIGINAL CLOSING DATE":  THE CLOSING DATE, AS DEFINED IN THE EXISTING
           ---------------------
     CREDIT AGREEMENT.

          "ORIGINAL CREDIT AGREEMENT":  AS DEFINED IN THE RECITALS TO THIS
           -------------------------
     AGREEMENT.

          "PARTICIPANT":  AS DEFINED IN SUBSECTION 11.6(B).
           -----------

          "PARTNERSHIP AGREEMENT":  THE PLC COMMAND I, L.P. LIMITED PARTNERSHIP
           ---------------------
     AGREEMENT DATED AS OF OCTOBER 23, 1995 BETWEEN PLC COMMAND I, INC. AS GENERAL PARTNER AND THE COMPANY AS LIMITED PARTNER, AS AMENDED, SUPPLEMENTED OR MODIFIED THERETO, AND THE PLC COMMAND II, L.P. LIMITED PARTNERSHIP AGREEMENT DATED AS OF OCTOBER 23, 1995 BETWEEN PLC COMMAND II, INC. AS GENERAL PARTNER AND THE COMPANY AS LIMITED PARTNER, AS AMENDED, SUPPLEMENTED OR MODIFIED THERETO.

          "PBGC":  THE PENSION BENEFIT GUARANTY CORPORATION ESTABLISHED PURSUANT
           ----
     TO SUBTITLE A OF TITLE IV OF ERISA.

          "PERMITTED ACQUISITION":  ANY ACQUISITION BY THE COMPANY OR ANY WHOLLY
           ---------------------
     OWNED SUBSIDIARY, ON OR AFTER THE CLOSING DATE, WHETHER THROUGH A PURCHASE OF CAPITAL STOCK OR ASSETS OR THROUGH A MERGER, CONSOLIDATION OR AMALGAMATION, OF ANOTHER PERSON OR THE ASSETS CONSTITUTING AN ENTIRE BUSINESS OR OPERATING BUSINESS UNIT OF ANOTHER PERSON, PROVIDED THAT:
                                                            --------

          (A) THE ASSETS SO ACQUIRED OR, AS THE CASE MAY BE, THE ASSETS OF THE PERSON SO ACQUIRED SHALL BE IN OR RELATED TO THE ARCHIVES RECORDS MANAGEMENT BUSINESS;

          (B) NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING AT THE TIME THEREOF OR WOULD RESULT THEREFROM;

          (C) THE COMPANY SHALL HAVE DELIVERED TO THE US ADMINISTRATIVE AGENT, AS SOON AS AVAILABLE BUT IN NO EVENT LATER THAN THE EARLIER OF (I) 10 DAYS AFTER THE EXECUTION THEREOF AND (II) 3 BUSINESS DAYS PRIOR THE CLOSING OF SUCH ACQUISITION, A COPY OF THE EXECUTED PURCHASE AGREEMENT WITH RESPECT THERETO (WITHOUT EXHIBITS, EXCEPT TO THE EXTENT AVAILABLE AND REQUESTED BY THE US ADMINISTRATIVE AGENT) OR THE MOST RECENT DRAFT THEREOF;

          (D) IF THE PURCHASE PRICE OF SUCH PERMITTED ACQUISITION WOULD EXCEED US$30,000,000 (OR THE EQUIVALENT THEREOF IN OTHER CURRENCIES), THE REQUIRED LENDERS SHALL HAVE CONSENTED IN WRITING TO SUCH PERMITTED ACQUISITION;

          (E) IF, AFTER GIVING EFFECT TO SUCH ACQUISITION, THE AGGREGATE AMOUNT OF THE PROCEEDS OF ACQUISITION LOANS MADE (X) DURING THE PERIOD FROM THE CLOSING DATE TO AND INCLUDING DECEMBER 31, 1997 OR (Y) IN ANY FISCAL YEAR OF THE COMPANY THEREAFTER THAT ARE USED TO FUND PERMITTED ACQUISITIONS SHALL EXCEED US$85,000,000, (I) THE REQUIRED LENDERS SHALL HAVE CONSENTED IN WRITING TO SUCH PERMITTED ACQUISITION AND (II) THE COMPANY SHALL, NOT LESS THAN FIVE BUSINESS DAYS PRIOR TO THE CLOSING OF SUCH PERMITTED ACQUISITION, HAVE PROVIDED UPDATED FINANCIAL PROJECTIONS FOR THE THEN REMAINING LIFE OF THIS AGREEMENT AND DELIVERED A COMPLIANCE CERTIFICATE OF A RESPONSIBLE OFFICER DEMONSTRATING PRO FORMA COMPLIANCE WITH SUBSECTIONS 8.8, 8.9 AND 8.10 FOR THE THEN REMAINING LIFE OF THIS AGREEMENT; AND

          (F) SUCH ACQUISITION SHALL BE EFFECTED IN SUCH MANNER SO THAT THE ACQUIRED CAPITAL STOCK OR ASSETS ARE OWNED EITHER BY THE COMPANY OR A WHOLLY OWNED SUBSIDIARY AND, IF EFFECTED BY MERGER, CONSOLIDATION OR AMALGAMATION, THE COMPANY OR A WHOLLY OWNED SUBSIDIARY SHALL BE THE CONTINUING, SURVIVING OR RESULTING ENTITY.

          NOTWITHSTANDING THE FOREGOING, EACH OF THE KNOTT TRANSACTION AND THE DATAVAULT TRANSACTION (PROVIDED THAT IT SHALL BE COMPLETED ON OR PRIOR TO MARCH 15, 1999) SHALL BE A PERMITTED ACQUISITION.

          "PERMITTED HOLDERS":  COLLECTIVELY, LEO W. PIERCE, SR., HIS CHILDREN
           -----------------
     OR OTHER LINEAL DESCENDANTS (WHETHER ADOPTIVE OR BIOLOGICAL), THE SPOUSES OF ANY OF THE FOREGOING AND ANY PROBATE ESTATE OF ANY SUCH INDIVIDUAL AND ANY TRUST, SO LONG AS ONE OR MORE OF THE FOREGOING INDIVIDUALS IS THE PRINCIPAL BENEFICIARY OF SUCH TRUST, AND ANY PARTNERSHIP, CORPORATION OR OTHER ENTITY ALL OF THE PARTNERS, SHAREHOLDERS, MEMBERS OR OWNERS OF WHICH ARE ANY ONE OR MORE OF THE FOREGOING.

          "PERMITTED INTERCOMPANY INDEBTEDNESS":  (A) LOANS AND ADVANCES FROM
           -----------------------------------
     THE COMPANY TO ANY SUBSIDIARY OF THE COMPANY, (B) LOANS AND ADVANCES FROM ANY SUBSIDIARY OF THE COMPANY TO THE COMPANY OR ANY OTHER SUBSIDIARY OF THE COMPANY, AND (C) ACCRUED BUT UNPAID FEES OWING BY THE COMPANY TO ANY SUBSIDIARY OF THE COMPANY OR BY ANY SUBSIDIARY OF THE COMPANY TO THE COMPANY OR ANY OTHER SUBSIDIARY OF THE COMPANY.

          "PERMITTED INTERCOMPANY INVESTMENT":  THE EQUITY CAPITAL INVESTMENT BY
           ---------------------------------
     THE COMPANY INTO THE CANADIAN BORROWER IN THE AMOUNT OF APPROXIMATELY US$6,200,000 ON OR ABOUT DECEMBER 31, 1997, THROUGH THE PURCHASE OF ADDITIONAL SHARES OF CAPITAL STOCK OF THE CANADIAN BORROWER WITH A CORRESPONDING AMOUNT OF PERMITTED INTERCOMPANY INDEBTEDNESS OUTSTANDING ON SUCH DATE.

          "PERMITTED MORTGAGE DEBT":  INDEBTEDNESS OF THE COMPANY PERMITTED BY
           -----------------------
     SUBSECTION 8.4(C).

          "PERMITTED PREFERRED STOCK":  ANY PAY-IN-KIND PREFERRED STOCK ISSUED
           -------------------------
     AND SOLD BY THE COMPANY DURING THE COMMITMENT PERIOD HAVING AN AGGREGATE LIQUIDATION PREFERENCE NOT TO EXCEED US$20,000,000 (PLUS THE AGGREGATE LIQUIDATION PREFERENCE OF ADDITIONAL SHARES OF SUCH PREFERRED STOCK ISSUED IN LIEU OF PAYING CASH DIVIDENDS THEREON).

          "PERSON":  AN INDIVIDUAL, PARTNERSHIP, CORPORATION, BUSINESS TRUST,
           ------
     JOINT STOCK COMPANY, TRUST, UNINCORPORATED ASSOCIATION, JOINT VENTURE, GOVERNMENTAL AUTHORITY OR OTHER ENTITY OF WHATEVER NATURE.

          "PLAN":  AT A PARTICULAR TIME, ANY EMPLOYEE BENEFIT PLAN WHICH IS
           ----
     COVERED BY ERISA AND IN RESPECT OF WHICH THE COMPANY OR A COMMONLY CONTROLLED ENTITY IS (OR, IF SUCH PLAN WERE TERMINATED AT SUCH TIME, WOULD UNDER SECTION 4069 OF ERISA BE DEEMED TO BE) AN "EMPLOYER" AS DEFINED IN
     SECTION 3(5) OF ERISA.

          "PLC":  AS DEFINED IN THE RECITALS TO THIS AGREEMENT.
           ---

          "PPSA":  THE PERSONAL PROPERTY SECURITY ACT (ONTARIO).
           ----

          "PREFERRED STOCK":  AS DEFINED IN SUBSECTION 5.17.
           ---------------

          "PURCHASE PRICE":  WITH RESPECT TO ANY PERMITTED ACQUISITION, AN
           --------------
     AMOUNT EQUAL TO THE SUM OF (I) THE AGGREGATE CONSIDERATION, WHETHER CASH, PROPERTY (AT THE FAIR MARKET VALUE THEREOF DETERMINED IN GOOD FAITH BY THE BOARD OF DIRECTORS) OR SECURITIES (INCLUDING, WITHOUT LIMITATION, ANY INDEBTEDNESS INCURRED PURSUANT TO SUBSECTION 8.4(F) AND THE FAIR MARKET VALUE OF ANY CAPITAL STOCK OF THE COMPANY ISSUED TO THE SELLER IN SUCH PERMITTED ACQUISITION), PAID OR DELIVERED BY THE COMPANY AND ITS SUBSIDIARIES IN CONNECTION WITH SUCH PERMITTED ACQUISITION PLUS (II) THE AGGREGATE AMOUNT OF LIABILITIES OF THE ACQUIRED BUSINESS (NET OF CURRENT ASSETS OF THE ACQUIRED BUSINESS) THAT WOULD BE REFLECTED ON A BALANCE

     SHEET (IF SUCH WERE TO BE PREPARED) OF THE COMPANY AND ITS SUBSIDIARIES AFTER GIVING EFFECT TO SUCH PERMITTED ACQUISITION.

          "QUALIFIED ASSETS":  AS DEFINED IN SUBSECTION 4.4(B).
           ----------------

          "RCRA":  SHALL MEAN THE RESOURCE CONSERVATION AND RECOVERY ACT, AS THE
           ----
     SAME MAY BE AMENDED FROM TIME TO TIME, 42 U.S.C. (S) 6901 ET SEQ.
                                                               -- ---

          "REDUCE L/C EXPOSURE" OR "REDUCTION OF L/C EXPOSURE": THE ACT OF
           -------------------      -------------------------
     REDUCING OR, AS THE CASE MAY BE, THE RESULTANT REDUCTION BY THE COMPANY OF ITS L/C OBLIGATIONS BY REPLACING OR REDUCING OUTSTANDING LETTERS OF CREDIT AND/OR BY DEPOSITING AN AMOUNT IN CASH IN A CASH COLLATERAL ACCOUNT ESTABLISHED WITH THE US ADMINISTRATIVE AGENT FOR THE BENEFIT OF THE US$ LENDERS ON TERMS AND CONDITIONS SATISFACTORY TO THE US ADMINISTRATIVE AGENT.

          "REFUNDING BANKERS' ACCEPTANCE":  AS DEFINED IN SUBSECTION 3.3(D).
           -----------------------------

          "REGISTERS":  AS DEFINED IN SUBSECTION 11.6(D).
           ---------

          "REGULATION D, G, T, U OR X":  REGULATION D, G, T, U OR X OF THE BOARD
           --------------------------
     OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM AS IN EFFECT FROM TIME TO TIME.

          "REIMBURSEMENT OBLIGATION":  THE OBLIGATION OF THE COMPANY TO
           ------------------------
     REIMBURSE THE ISSUING LENDER PURSUANT TO SUBSECTION 12.5 FOR AMOUNTS DRAWN UNDER LETTERS OF CREDIT.

          "REINVESTABLE PROCEEDS":  AS DEFINED IN SUBSECTION 4.4(B).
           ---------------------

          "RELEASE":  DISPOSING, DISCHARGING, INJECTING, SPILLING, PUMPING,
           -------
     LEAKING, LEACHING, DUMPING, EMITTING, ESCAPING, EMPTYING, SEEPING, PLACING, POURING AND THE LIKE, INTO OR UPON ANY LAND OR WATER OR AIR, OR OTHERWISE ENTERING INTO THE ENVIRONMENT.

          "RELEVANT PERMITTED ACQUISITION":  AS DEFINED IN SUBSECTION 6.3(A).
           ------------------------------

          "REORGANIZATION":  WITH RESPECT TO ANY MULTIEMPLOYER PLAN, THE
           --------------
     CONDITION THAT SUCH PLAN IS IN REORGANIZATION WITHIN THE MEANING OF SECTION 4241 OF ERISA.

          "REPORTABLE EVENT":  ANY OF THE EVENTS SET FORTH IN SECTION 4043(B) OF
           ----------------
     ERISA, OTHER THAN THOSE EVENTS AS TO WHICH THE THIRTY DAY NOTICE PERIOD IS WAIVED UNDER SUBSECTIONS .13, .14, .16, .18, .19 OR .20 OF PBGC REG. (S) 2615.

          "REQUIRED C$ LENDERS":  AT ANY DATE, C$ LENDERS THE C$ COMMITMENT
           -------------------
     PERCENTAGES OF WHICH AGGREGATE AT LEAST 51% AT SUCH DATE.

          "REQUIRED LENDERS":  AT ANY DATE, LENDERS THE COMMITMENT PERCENTAGES
           ----------------
     OF WHICH AGGREGATE AT LEAST 51% AT SUCH DATE.

          "REQUIRED US$ LENDERS":  AT ANY DATE, US$ LENDERS THE US COMMITMENT
           --------------------
     PERCENTAGES OF WHICH AGGREGATE AT LEAST 51% AT SUCH DATE.

          "REQUIREMENT OF LAW":  AS TO ANY PERSON, THE CERTIFICATE OF
           ------------------
     INCORPORATION AND BY-LAWS OR OTHER ORGANIZATIONAL OR GOVERNING DOCUMENTS OF SUCH PERSON, AND ANY LAW, TREATY, RULE OR REGULATION OR DETERMINATION OF AN ARBITRATOR OR A COURT OR OTHER GOVERNMENTAL AUTHORITY, IN EACH CASE APPLICABLE TO OR BINDING UPON SUCH PERSON OR ANY OF ITS PROPERTY OR TO WHICH SUCH PERSON OR ANY OF ITS PROPERTY IS SUBJECT.

          "RESPONSIBLE OFFICER":  WITH RESPECT TO EITHER BORROWER, THE CHIEF
           -------------------
     EXECUTIVE OFFICER, THE PRESIDENT, THE CHIEF FINANCIAL OFFICER OR THE TREASURER OF SUCH BORROWER.

          "SECURITY DOCUMENTS":  THE COLLECTIVE REFERENCE TO THE US SECURITY
           ------------------
     DOCUMENTS AND THE CANADIAN SECURITY DOCUMENTS.

          "SINGLE EMPLOYER PLAN":  ANY PLAN WHICH IS COVERED BY TITLE IV OF
           --------------------
     ERISA, BUT WHICH IS NOT A MULTIEMPLOYER PLAN.

          "S&P":  STANDARD & POOR'S RATINGS SERVICES.
           ---

          "STOCK RECAPITALIZATION":  THE COLLECTIVE REFERENCE TO THE STOCK SPLIT
           ----------------------
     AND RECAPITALIZATION EFFECTED BY PLC IMMEDIATELY PRIOR TO PLC'S REDOMESTICATION INTO PENNSYLVANIA PURSUANT TO PLC'S MERGER WITH AND INTO THE COMPANY, IN WHICH EACH OUTSTANDING SHARE OF CLASS A AND CLASS B COMMON STOCK OF PLC WAS CONVERTED INTO SHARES OF VOTING COMMON STOCK OF THE COMPANY.

          "SUBSIDIARY":  AS TO ANY PERSON, A CORPORATION, PARTNERSHIP OR OTHER
           ----------
     ENTITY OF WHICH SHARES OF STOCK OR OTHER OWNERSHIP INTERESTS HAVING ORDINARY VOTING POWER (OTHER THAN STOCK OR SUCH OTHER OWNERSHIP INTERESTS HAVING SUCH POWER ONLY BY REASON OF THE HAPPENING OF A CONTINGENCY) TO ELECT A MAJORITY OF THE BOARD OF DIRECTORS OR OTHER MANAGERS OF SUCH CORPORATION, PARTNERSHIP OR OTHER ENTITY ARE AT THE TIME OWNED, OR THE MANAGEMENT OF WHICH IS OTHERWISE CONTROLLED, DIRECTLY OR INDIRECTLY THROUGH ONE OR MORE INTERMEDIARIES, OR BOTH, BY SUCH PERSON. UNLESS OTHERWISE QUALIFIED, ALL REFERENCES TO A "SUBSIDIARY" OR TO "SUBSIDIARIES" IN THIS AGREEMENT SHALL REFER TO A SUBSIDIARY OR SUBSIDIARIES OF THE COMPANY.

          "SUBCHAPTER S SHAREHOLDERS":  THE COLLECTIVE REFERENCE TO THE
           -------------------------
     SHAREHOLDERS OF THE COMPANY DURING THE PERIOD IN WHICH THE COMPANY WAS TAXED AS AN S CORPORATION AS DEFINED IN SECTION 1361 OF THE CODE, TO WHOM THE COMPANY MAY MAKE TAX DISTRIBUTIONS.

          "TAX DISTRIBUTIONS":  WITH RESPECT TO ANY PERIOD IN WHICH THE COMPANY
           -----------------
     WAS TAXED AS AN S CORPORATION AS DEFINED IN SECTION 1361 OF THE CODE OR OTHER PASS-THROUGH ENTITY FOR FEDERAL INCOME TAX PURPOSES, DISTRIBUTIONS TO THE SUBCHAPTER S SHAREHOLDERS BASED ON ESTIMATES OF THE HIGHEST AMOUNT OF FEDERAL, STATE AND LOCAL INCOME TAX PER SHARE OF CAPITAL STOCK OF THE COMPANY OUTSTANDING PRIOR TO THE STOCK RECAPITALIZATION THAT ANY SUBCHAPTER S SHAREHOLDER WOULD BE REQUIRED TO PAY AS A RESULT OF THE COMPANY'S BEING TREATED AS A PASS-THROUGH ENTITY FOR INCOME TAX PURPOSES OR PURSUANT TO A TAX INDEMNITY AGREEMENT.

          "TAX INDEMNITY AGREEMENT":  COLLECTIVELY, (A) THE TAX INDEMNIFICATION
           -----------------------
     AGREEMENT, DATED JUNE 24, 1997, ENTERED INTO BY THE COMPANY AND CERTAIN SUBCHAPTER S SHAREHOLDERS WITH RESPECT TO THE INDEMNITY BY THE COMPANY FOR TAXES OWING BY SUCH SHAREHOLDERS AS A RESULT OF THE COMPANY'S OPERATIONS DURING THE PERIOD IN WHICH THE COMPANY WAS TAXED AS AN S CORPORATION AND
     (B) THE AGREEMENT WITH ONE OF THE SUBCHAPTER S SHAREHOLDERS RELATING TO SUCH MATTERS THAT IS DESCRIBED IN THE LETTER FROM THE COMPANY TO THE US ADMINISTRATIVE AGENT DATED AUGUST 12, 1997.

          "TAX REFUND":  WITH RESPECT TO EITHER BORROWER, ANY CASH PAYMENT
           ----------
     RECEIVED BY SUCH BORROWER AS A REBATE OR REFUND OF ANY FEDERAL, STATE, PROVINCIAL OR LOCAL INCOME TAXES PAID BY SUCH BORROWER OR OF ANY TAXES WITH RESPECT TO THE ASSETS OR PROPERTIES OF SUCH BORROWER.

          "TAX SHARING AGREEMENTS":  COLLECTIVELY, ALL TAX SHARING, TAX
           ----------------------
     ALLOCATION AND OTHER SIMILAR AGREEMENTS ENTERED INTO BY THE COMPANY OR ANY OF ITS SUBSIDIARIES.

          "TERMINATION DATE":  JUNE 30, 2004.
           ----------------

          "TEXAS AVENUE PROPERTY":  THAT CERTAIN REAL PROPERTY LEASED BY THE
           ---------------------
     COMPANY PURSUANT TO A GROUND LEASE, DATED AS OF AUGUST 1, 1922, BETWEEN THE COMPANY AND S. BERNARD NAMAN, AS TRUSTEE, LOCATED AT 1120 TEXAS AVENUE, HOUSTON, TEXAS.

          "TOTAL NET DEBT":  AT ANY DATE OF DETERMINATION, WITHOUT DUPLICATION,
           --------------
     THE EXCESS, IF ANY, OF ALL INDEBTEDNESS OF THE COMPANY AND ITS SUBSIDIARIES (EXCLUDING (A) ALL INDEBTEDNESS OF THE TYPE DESCRIBED IN CLAUSE (E) OF THE DEFINITION THEREOF, EXCEPT TO THE EXTENT AMOUNTS ARE OWING WITH RESPECT THERETO UPON THE TERMINATION OF THE RESPECTIVE AGREEMENT CONSTITUTING SUCH INDEBTEDNESS) AND ALL GUARANTEE OBLIGATIONS OF THE COMPANY AND ITS SUBSIDIARIES IN RESPECT OF INDEBTEDNESS OF THIRD PERSONS OVER (B) ANY CASH BALANCES IN EXCESS OF US$500,000 THEN STANDING TO THE CREDIT OF THE COMPANY AND ITS SUBSIDIARIES IN THEIR RESPECTIVE OPERATING ACCOUNTS AND THE AGGREGATE AMOUNT OF CASH EQUIVALENTS THEN OWNED BY THE COMPANY AND ITS SUBSIDIARIES.

          "TRANSFEREE":  AS DEFINED IN SUBSECTION 11.6(F).
           ----------

          "TRAVELERS CORPORATION BUILDING ARCHIVES":  THE REAL PROPERTY LOCATED
           ---------------------------------------
     AT 1100 KENNEDY BOULEVARD, WINDSOR, CONNECTICUT.

          "TYPE":  (A) AS TO ANY US$ LOAN, ITS NATURE AS A BASE RATE LOAN OR A
           ----
     EURODOLLAR LOAN AND (B) AS TO ANY C$ LOAN, ITS NATURE AS A C$ PRIME LOAN OR A BANKERS' ACCEPTANCE.

          "US ADMINISTRATIVE AGENT":  CANADIAN IMPERIAL BANK OF COMMERCE, NEW
           -----------------------
     YORK AGENCY, TOGETHER WITH ITS AFFILIATES, AS THE AGENT FOR THE US$ LENDERS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

          "US ADMINISTRATIVE OFFICE":  THE US ADMINISTRATIVE AGENT'S OFFICE
           ------------------------
     LOCATED AT 425 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017, OR SUCH OTHER OFFICE IN THE UNITED STATES AS MAY BE DESIGNATED BY THE US ADMINISTRATIVE AGENT BY WRITTEN NOTICE TO THE COMPANY AND THE LENDERS.

          "US COMMITMENT":  AS TO ANY US$ LENDER, ITS OBLIGATION TO MAKE US$
           -------------
     LOANS TO AND/OR ISSUE OR PARTICIPATE IN LETTERS OF CREDIT ISSUED ON BEHALF OF THE COMPANY HEREUNDER IN AN AGGREGATE PRINCIPAL AND/OR FACE DOLLAR EQUIVALENT AMOUNT AT ANY ONE TIME OUTSTANDING NOT TO EXCEED THE AMOUNT SET FORTH OPPOSITE SUCH LENDER'S NAME ON SCHEDULE 1.1 AS SUCH LENDER'S "US COMMITMENT", AS SUCH AMOUNT MAY BE CHANGED FROM TIME TO TIME AS PROVIDED HEREIN. THE ORIGINAL AGGREGATE PRINCIPAL AMOUNT OF THE US COMMITMENTS IS US$ 175,000,000.

          "US COMMITMENT PERCENTAGE":  AS TO ANY US$ LENDER AT ANY TIME, THE
           ------------------------
     PERCENTAGE OF THE AGGREGATE US COMMITMENTS THEN CONSTITUTED BY SUCH LENDER'S US COMMITMENT.

          "US$ EQUIVALENT":  ON ANY DATE OF DETERMINATION, WITH RESPECT TO ANY
           --------------
     AMOUNT IN BRITISH POUNDS OR C$, THE EQUIVALENT IN US DOLLARS OF SUCH AMOUNT, DETERMINED BY THE US ADMINISTRATIVE AGENT USING THE BRITISH POUNDS EXCHANGE RATE OR THE CANADIAN EXCHANGE RATE, RESPECTIVELY, THEN IN EFFECT.

          "US$ EXCHANGE RATE":  ON A PARTICULAR DATE, THE RATE AT WHICH US$ MAY
           -----------------
     BE EXCHANGED INTO C$, DETERMINED BY REFERENCE TO THE BANK OF CANADA NOON RATE AS PUBLISHED ON THE REUTERS SCREEN PAGE BOFC ON THE IMMEDIATELY PRECEDING BUSINESS DAY. IN THE EVENT THAT SUCH RATE DOES NOT APPEAR ON SUCH REUTERS PAGE, THE "US$ EXCHANGE RATE" SHALL BE DETERMINED BY REFERENCE
                             -----------------
     TO ANY OTHER MEANS (AS SELECTED BY THE RELEVANT ADMINISTRATIVE AGENT) BY WHICH SUCH RATE IS QUOTED OR PUBLISHED FROM TIME TO TIME BY THE BANK OF CANADA (IN EACH CASE AS IN EFFECT AT OR ABOUT 12:00 NOON, TORONTO TIME, ON THE BUSINESS DAY IMMEDIATELY PRECEDING THE RELEVANT DATE OF DETERMINATION); PROVIDED, THAT IF AT THE TIME OF ANY SUCH DETERMINATION, FOR ANY REASON, NO
     --------
     SUCH EXCHANGE RATE IS BEING QUOTED OR PUBLISHED, THE

     RELEVANT ADMINISTRATIVE AGENT MAY USE ANY REASONABLE METHOD AS IT DEEMS APPLICABLE TO DETERMINE SUCH RATE, AND SUCH DETERMINATION SHALL BE CONCLUSIVE ABSENT MANIFEST ERROR.

          "US$ LENDER":  EACH LENDER DESIGNATED AS A "US$ LENDER" ON SCHEDULE
           ----------
     1.1, AS SUCH SCHEDULE MAY BE MODIFIED FROM TIME TO TIME AS PROVIDED HEREIN.

          "US$ LOANS":  AS DEFINED IN SUBSECTION 2.1(A).
           ---------

          "US DOLLARS" AND "US$":  DOLLARS IN LAWFUL CURRENCY OF THE UNITED
           ----------       ---
     STATES OF AMERICA.

          "US EXTENSIONS OF CREDIT":  AS TO ANY US$ LENDER AT ANY TIME, AN
           -----------------------
     AMOUNT EQUAL TO THE SUM OF (A) THE AGGREGATE PRINCIPAL AMOUNT OF ALL US$ LOANS HELD BY SUCH US$ LENDER THEN OUTSTANDING AND (B) SUCH US$ LENDER'S US COMMITMENT PERCENTAGE OF THE L/C OBLIGATIONS THEN OUTSTANDING.

          "US GLOBAL GUARANTEE AND SECURITY AGREEMENT":  THE AMENDED AND
           ------------------------------------------
     RESTATED US GLOBAL GUARANTEE AND SECURITY AGREEMENT EXECUTED AND DELIVERED BY THE PARTIES THERETO SUBSTANTIALLY IN THE FORM OF EXHIBIT D TO THE EXISTING CREDIT AGREEMENT, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.

          "US LENDING OFFICE":  AS TO EACH US$ LENDER, THE OFFICE IN THE UNITED
           -----------------
     STATES SPECIFIED AS THE "US LENDING OFFICE" OF SUCH LENDER ON SCHEDULE 1.1 OR IN AN ASSIGNMENT AND ACCEPTANCE, AS THE CASE MAY BE, OR SUCH OTHER OFFICE IN THE UNITED STATES AS MAY BE DESIGNATED BY SUCH LENDER BY WRITTEN NOTICE TO COMPANY AND THE US ADMINISTRATIVE AGENT.

          "US MORTGAGE":  A MORTGAGE EXECUTED AND DELIVERED PURSUANT TO THE
           -----------
     ORIGINAL CREDIT AGREEMENT OR TO BE EXECUTED AND DELIVERED PURSUANT HERETO BY A DOMESTIC LOAN PARTY, WITH RESPECT TO A US MORTGAGED PROPERTY, SUBSTANTIALLY IN THE FORM OF EXHIBIT E TO THE EXISTING CREDIT AGREEMENT, AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME.

          "US MORTGAGED PROPERTIES":  ALL REAL PROPERTY LISTED AND IDENTIFIED AS
           -----------------------
     SUCH IN PART B OF SCHEDULE 5.8 AND DESIGNATED AS SUCH.

          "US$ NOTES":  AS DEFINED IN SUBSECTION 4.1(F).
           ---------

          "US SECURITY DOCUMENTS":  THE COLLECTIVE REFERENCE TO THE US GLOBAL
           ---------------------
     GUARANTEE AND SECURITY AGREEMENT, THE US MORTGAGES, AND ALL OTHER SECURITY DOCUMENTS HEREAFTER DELIVERED TO THE US ADMINISTRATIVE AGENT GRANTING A LIEN ON ANY ASSET OR ASSETS OF THE COMPANY OR ANY DOMESTIC SUBSIDIARY TO SECURE THE OBLIGATIONS AND LIABILITIES OF THE COMPANY HEREUNDER AND UNDER ANY OF THE OTHER LOAN DOCUMENTS OR TO

     SECURE ANY GUARANTEE BY ANY SUBSIDIARY OF ANY SUCH OBLIGATIONS AND LIABILITIES.

          "WHOLLY OWNED SUBSIDIARY":   ANY SUBSIDIARY, 99% OR MORE OF THE
           -----------------------
     OUTSTANDING CAPITAL STOCK (OTHER THAN DIRECTORS' QUALIFYING SHARES OR SHARES HELD PURSUANT TO SIMILAR REQUIREMENTS OF LAW IN RESPECT OF FOREIGN SUBSIDIARIES) OF WHICH ARE OWNED, DIRECTLY OR INDIRECTLY, BY THE COMPANY.

          1.2  OTHER DEFINITIONAL PROVISIONS.  (A)  UNLESS OTHERWISE SPECIFIED
               -----------------------------
THEREIN, ALL TERMS DEFINED IN THIS AGREEMENT SHALL HAVE THE DEFINED MEANINGS WHEN USED IN ANY NOTES OR ANY CERTIFICATE OR OTHER DOCUMENT MADE OR DELIVERED PURSUANT HERETO.

          (B) AS USED HEREIN AND IN ANY NOTES, AND ANY CERTIFICATE OR OTHER DOCUMENT MADE OR DELIVERED PURSUANT HERETO, ACCOUNTING TERMS RELATING TO THE COMPANY AND ITS SUBSIDIARIES NOT DEFINED IN SUBSECTION 1.1 AND ACCOUNTING TERMS PARTLY DEFINED IN SUBSECTION 1.1, TO THE EXTENT NOT DEFINED, SHALL HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM UNDER GAAP.

          (C) THE WORDS "HEREOF," "HEREIN" AND "HEREUNDER" AND WORDS OF SIMILAR IMPORT WHEN USED IN THIS AGREEMENT SHALL REFER TO THIS AGREEMENT AS A WHOLE AND NOT TO ANY PARTICULAR PROVISION OF THIS AGREEMENT, AND SECTION, SUBSECTION, SCHEDULE AND EXHIBIT REFERENCES ARE TO THIS AGREEMENT UNLESS OTHERWISE SPECIFIED.

          (D) THE MEANINGS GIVEN TO TERMS DEFINED HEREIN SHALL BE EQUALLY APPLICABLE TO BOTH THE SINGULAR AND PLURAL FORMS OF SUCH TERMS.

                         SECTION 2.  THE US COMMITMENTS

          2.1  THE US COMMITMENTS.  (A)  SUBJECT TO THE TERMS AND CONDITIONS
               ------------------
HEREOF, EACH US$ LENDER SEVERALLY AGREES TO MAKE REVOLVING CREDIT LOANS ("US$
                                                                          ---
LOANS") TO THE COMPANY FROM TIME TO TIME DURING THE COMMITMENT PERIOD IN AN
-----
AGGREGATE PRINCIPAL AMOUNT AT ANY ONE TIME OUTSTANDING WHICH, WHEN ADDED TO SUCH US$ LENDER'S US COMMITMENT PERCENTAGE OF THE L/C OBLIGATIONS THEN OUTSTANDING, DOES NOT EXCEED THE AMOUNT OF SUCH LENDER'S US COMMITMENT. DURING THE COMMITMENT PERIOD THE COMPANY MAY USE THE US COMMITMENTS BY (I) BORROWING, PREPAYING OR REPAYING THE US$ LOANS OF SUCH US$ LENDER IN WHOLE OR IN PART, AND REBORROWING, AND/OR (II) CAUSING THE ISSUING LENDER TO ISSUE LETTERS OF CREDIT IN ACCORDANCE WITH SECTION 12, ALL IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREOF.

          (B) THE US$ LOANS MAY FROM TIME TO TIME BE (I) EURODOLLAR LOANS, (II) BASE RATE LOANS OR (III) A COMBINATION THEREOF, AS DETERMINED BY THE COMPANY AND NOTIFIED TO THE US ADMINISTRATIVE AGENT IN ACCORDANCE WITH SUBSECTIONS 2.2 AND 2.3, PROVIDED THAT NO US$ LOAN SHALL BE MADE AS A EURODOLLAR LOAN AFTER THE DAY
     --------
THAT IS ONE MONTH PRIOR TO THE TERMINATION DATE.

          2.2  PROCEDURE FOR US$ LOAN BORROWING.   THE COMPANY MAY BORROW UNDER
               --------------------------------
THE US COMMITMENTS DURING THE COMMITMENT PERIOD ON ANY BUSINESS DAY, PROVIDED
                                                                     --------
THAT THE COMPANY SHALL GIVE THE US ADMINISTRATIVE AGENT IRREVOCABLE WRITTEN OR TELEPHONIC NOTICE (IN THE CASE OF TELEPHONIC NOTICE, TO BE PROMPTLY CONFIRMED IN WRITING) (WHICH NOTICE MUST BE RECEIVED BY THE US ADMINISTRATIVE AGENT PRIOR TO 10:00 A.M., NEW YORK CITY TIME, (A) THREE BUSINESS DAYS PRIOR TO THE REQUESTED BORROWING DATE, IF ALL OR ANY PART OF THE REQUESTED US$ LOANS ARE TO BE INITIALLY EURODOLLAR LOANS, OR (B) ONE BUSINESS DAY PRIOR TO THE REQUESTED BORROWING DATE, IN THE CASE OF BASE RATE LOANS), SPECIFYING (I) THE AMOUNT TO BE BORROWED, (II) THE REQUESTED BORROWING DATE, (III) WHETHER THE BORROWING IS TO BE OF EURODOLLAR LOANS, BASE RATE LOANS OR A COMBINATION THEREOF AND (IV) IF THE BORROWING IS TO BE ENTIRELY OR PARTLY OF EURODOLLAR LOANS, THE AMOUNT OF SUCH TYPE OF LOAN AND THE LENGTH OF THE INITIAL INTEREST PERIOD OR INTEREST PERIODS THEREFOR. EACH BORROWING UNDER THE US COMMITMENTS SHALL BE IN AN AMOUNT EQUAL TO (X) IN THE CASE OF BASE RATE LOANS, US$300,000 OR A WHOLE MULTIPLE OF US$100,000 IN EXCESS THEREOF (OR, IF THE THEN AVAILABLE COMMITMENTS ARE LESS THAN US$300,000, SUCH LESSER AMOUNT) AND (Y) IN THE CASE OF EURODOLLAR LOANS, US$1,000,000 OR A WHOLE MULTIPLE OF US$100,000 IN EXCESS THEREOF (OR, IF THE THEN AVAILABLE COMMITMENTS ARE LESS THAN US$1,000,000, SUCH LESSER AMOUNT).
UPON RECEIPT OF ANY SUCH NOTICE FROM THE COMPANY, THE US ADMINISTRATIVE AGENT SHALL PROMPTLY NOTIFY EACH US$ LENDER THEREOF. EACH US$ LENDER WILL MAKE THE AMOUNT OF ITS PRO RATA SHARE OF EACH BORROWING AVAILABLE TO THE US ADMINISTRATIVE AGENT FOR THE ACCOUNT OF THE COMPANY AT THE US ADMINISTRATIVE OFFICE PRIOR TO 11:00 A.M., NEW YORK CITY TIME, ON THE BORROWING DATE REQUESTED BY THE COMPANY IN FUNDS IMMEDIATELY AVAILABLE TO THE US ADMINISTRATIVE AGENT. SUCH BORROWING WILL THEN BE MADE AVAILABLE TO THE COMPANY BY THE US ADMINISTRATIVE AGENT CREDITING THE ACCOUNT OF THE COMPANY ON THE BOOKS OF SUCH OFFICE WITH THE AGGREGATE OF THE AMOUNTS MADE AVAILABLE TO THE US ADMINISTRATIVE AGENT BY THE US$ LENDERS AND IN LIKE FUNDS AS RECEIVED BY THE US ADMINISTRATIVE AGENT.

          2.3  CONVERSION AND CONTINUATION OPTIONS. (A)  THE COMPANY MAY ELECT
               -----------------------------------
FROM TIME TO TIME TO CONVERT EURODOLLAR LOANS TO BASE RATE LOANS BY GIVING THE US ADMINISTRATIVE AGENT AT LEAST ONE BUSINESS DAY'S PRIOR IRREVOCABLE WRITTEN OR TELEPHONIC NOTICE (IN THE CASE OF TELEPHONIC NOTICE, TO BE PROMPTLY CONFIRMED IN WRITING) OF SUCH ELECTION, PROVIDED THAT IF ANY SUCH CONVERSION OF EURODOLLAR
                           --------
LOANS OCCURS ON A DAY OTHER THAN THE LAST DAY OF AN INTEREST PERIOD WITH RESPECT THERETO THE COMPANY SHALL PAY ANY BREAKAGE COSTS IN CONNECTION WITH SUCH CONVERSION. THE COMPANY MAY ELECT FROM TIME TO TIME TO CONVERT BASE RATE LOANS TO EURODOLLAR LOANS BY GIVING THE US ADMINISTRATIVE AGENT AT LEAST THREE BUSINESS DAYS' PRIOR IRREVOCABLE WRITTEN OR TELEPHONIC NOTICE (IN THE CASE OF TELEPHONIC NOTICE, TO BE PROMPTLY CONFIRMED IN WRITING) OF SUCH ELECTION. ANY SUCH NOTICE OF CONVERSION TO EURODOLLAR LOANS SHALL SPECIFY THE LENGTH OF THE INITIAL INTEREST PERIOD OR INTEREST PERIODS THEREFOR. UPON RECEIPT OF ANY SUCH NOTICE THE US ADMINISTRATIVE AGENT SHALL PROMPTLY NOTIFY EACH US$ LENDER THEREOF. ALL OR ANY PART OF OUTSTANDING EURODOLLAR LOANS AND BASE RATE LOANS MAY BE CONVERTED

AS PROVIDED HEREIN, PROVIDED THAT (I) NO BASE RATE LOAN MAY BE CONVERTED INTO A
                    --------
EURODOLLAR LOAN WHEN ANY EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING AND THE US ADMINISTRATIVE AGENT HAS OR THE REQUIRED US$ LENDERS HAVE DETERMINED THAT SUCH A CONVERSION IS NOT APPROPRIATE AND (II) NO BASE RATE LOAN MAY BE CONVERTED INTO A EURODOLLAR LOAN AFTER THE DATE THAT IS ONE MONTH PRIOR TO THE TERMINATION DATE.

          (B) ANY EURODOLLAR LOANS MAY BE CONTINUED AS SUCH UPON THE EXPIRATION OF THE THEN CURRENT INTEREST PERIOD WITH RESPECT THERETO BY THE COMPANY GIVING, AT LEAST THREE BUSINESS DAYS' PRIOR, IRREVOCABLE WRITTEN OR TELEPHONIC NOTICE (IN THE CASE OF TELEPHONIC NOTICE, TO BE PROMPTLY CONFIRMED IN WRITING) TO THE US ADMINISTRATIVE AGENT, IN ACCORDANCE WITH THE APPLICABLE PROVISIONS OF THE TERM "INTEREST PERIOD" SET FORTH IN SUBSECTION 1.1, OF THE LENGTH OF THE NEXT INTEREST PERIOD TO BE APPLICABLE TO SUCH LOANS, PROVIDED THAT NO EURODOLLAR LOAN
                                                --------
MAY BE CONTINUED AS SUCH (I) WHEN ANY EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING AND THE US ADMINISTRATIVE AGENT HAS OR THE REQUIRED US$ LENDERS HAVE DETERMINED THAT SUCH A CONTINUATION IS NOT APPROPRIATE OR (II) AFTER THE DATE THAT IS ONE MONTH PRIOR TO THE TERMINATION DATE IN ACCORDANCE WITH THE TERMS DESCRIBED ABOVE AND PROVIDED, FURTHER, THAT IF THE COMPANY SHALL FAIL TO GIVE
                    --------  -------
SUCH NOTICE OR IF SUCH CONTINUATION IS NOT PERMITTED SUCH LOANS SHALL BE AUTOMATICALLY CONVERTED TO BASE RATE LOANS ON THE LAST DAY OF SUCH THEN EXPIRING INTEREST PERIOD. UPON RECEIPT OF ANY NOTICE GIVEN BY THE COMPANY PURSUANT TO THIS SUBSECTION 2.3(B), THE US ADMINISTRATIVE AGENT SHALL PROMPTLY NOTIFY EACH US$ LENDER THEREOF.

          2.4  MINIMUM AMOUNTS AND MAXIMUM NUMBER OF EURODOLLAR TRANCHES.
               ---------------------------------------------------------
NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, ALL BORROWINGS, PAYMENTS, PREPAYMENTS, CONVERSIONS AND CONTINUATIONS OF US$ LOANS HEREUNDER AND ALL SELECTIONS OF INTEREST PERIODS HEREUNDER SHALL BE IN SUCH AMOUNTS AND BE MADE PURSUANT TO SUCH ELECTIONS SO THAT, AFTER GIVING EFFECT THERETO, THE AGGREGATE PRINCIPAL AMOUNT OF THE LOANS COMPRISING EACH EURODOLLAR TRANCHE SHALL BE EQUAL TO US$1,000,000 OR A WHOLE MULTIPLE OF US$100,000 IN EXCESS THEREOF. MORE THAN ONE BORROWING MAY OCCUR ON THE SAME DATE, BUT IN NO EVENT SHALL THERE BE MORE THAN FIVE EURODOLLAR TRANCHES OUTSTANDING AT ANY TIME.

                      SECTION 3.  THE CANADIAN COMMITMENTS

          3.1  THE CANADIAN COMMITMENTS.  SUBJECT TO THE TERMS AND CONDITIONS
               ------------------------
HEREOF, EACH C$ LENDER SEVERALLY AGREES TO MAKE REVOLVING CREDIT LOANS (WHICH SHALL BE C$ PRIME LOANS) TO, AND TO ACCEPT AND, AT THE OPTION OF THE CANADIAN BORROWER, PURCHASE BANKERS' ACCEPTANCES FROM, THE CANADIAN BORROWER FROM TIME TO TIME DURING THE COMMITMENT PERIOD IN AN AGGREGATE PRINCIPAL AMOUNT AT ANY ONE TIME OUTSTANDING NOT TO EXCEED SUCH LENDER'S CANADIAN COMMITMENT. DURING THE COMMITMENT PERIOD, THE CANADIAN BORROWER MAY USE THE CANADIAN COMMITMENTS BY BORROWING, PREPAYING OR REPAYING THE C$ PRIME LOANS OR BANKERS' ACCEPTANCES, IN WHOLE OR IN PART, AND REBORROWING, ALL IN ACCORDANCE WITH THE TERMS AND CONDITIONS HEREOF.

          3.2  PROCEDURE FOR C$ LOAN BORROWING.  THE CANADIAN BORROWER MAY
               -------------------------------
BORROW C$ PRIME LOANS DURING THE COMMITMENT PERIOD ON ANY BUSINESS DAY, PROVIDED
                                                                        --------
THAT THE CANADIAN BORROWER SHALL GIVE THE CANADIAN ADMINISTRATIVE AGENT IRREVOCABLE WRITTEN OR TELEPHONIC NOTICE (IN THE CASE OF TELEPHONIC NOTICE, TO BE PROMPTLY CONFIRMED IN WRITING) (WHICH NOTICE MUST BE RECEIVED BY THE CANADIAN ADMINISTRATIVE AGENT PRIOR TO 10:00 A.M., TORONTO TIME, ONE BUSINESS DAY PRIOR TO THE REQUESTED BORROWING DATE), SPECIFYING (A) THE AMOUNT TO BE BORROWED AND
(B) THE REQUESTED BORROWING DATE. EACH BORROWING OF C$ PRIME LOANS SHALL BE IN AN AMOUNT EQUAL TO C$300,000 OR A WHOLE MULTIPLE OF C$100,000 IN EXCESS THEREOF. UPON RECEIPT OF ANY SUCH IRREVOCABLE NOTICE FROM THE CANADIAN BORROWER, THE CANADIAN ADMINISTRATIVE AGENT SHALL PROMPTLY NOTIFY EACH C$ LENDER THEREOF.
EACH C$ LENDER WILL MAKE THE AMOUNT OF ITS PRO RATA SHARE OF EACH SUCH BORROWING AVAILABLE TO THE CANADIAN ADMINISTRATIVE AGENT FOR THE ACCOUNT OF THE CANADIAN BORROWER AT THE CANADIAN ADMINISTRATIVE OFFICE PRIOR TO 11:00 A.M., TORONTO TIME, ON THE BORROWING DATE REQUESTED BY THE CANADIAN BORROWER IN FUNDS IMMEDIATELY AVAILABLE TO THE CANADIAN ADMINISTRATIVE AGENT. SUCH BORROWING WILL THEN BE MADE AVAILABLE ON SUCH BORROWING DATE TO THE CANADIAN BORROWER BY THE CANADIAN ADMINISTRATIVE AGENT CREDITING THE ACCOUNT OF THE CANADIAN BORROWER ON THE BOOKS OF THE CANADIAN ADMINISTRATIVE OFFICE WITH THE AGGREGATE OF THE AMOUNTS MADE AVAILABLE TO THE CANADIAN ADMINISTRATIVE AGENT BY THE C$ LENDERS AND IN LIKE FUNDS AS RECEIVED BY THE CANADIAN ADMINISTRATIVE AGENT.

          3.3  BANKERS' ACCEPTANCES.  (A)  THE CANADIAN BORROWER MAY ISSUE
               --------------------
BANKERS' ACCEPTANCES DENOMINATED IN C$, FOR ACCEPTANCE AND, AT THE CANADIAN BORROWER'S OPTION, PURCHASE BY THE C$ LENDERS, EACH IN ACCORDANCE WITH THE PROVISIONS OF THIS SUBSECTION 3.3.

          (B   PROCEDURES.
               ----------

          (1   NOTICE.  THE CANADIAN BORROWER SHALL NOTIFY THE CANADIAN
               ------
     ADMINISTRATIVE AGENT BY IRREVOCABLE WRITTEN OR TELEPHONIC NOTICE (IN THE CASE OF TELEPHONIC NOTICE, TO BE PROMPTLY CONFIRMED IN WRITING) BY 10:00 A.M., TORONTO TIME, ONE BUSINESS DAY PRIOR TO THE BORROWING DATE IN RESPECT OF ANY BORROWING BY WAY OF BANKERS' ACCEPTANCES.

          (2   MINIMUM BORROWING AMOUNT.  EACH BORROWING BY WAY OF BANKERS'
               ------------------------
     ACCEPTANCES SHALL BE IN A MINIMUM AGGREGATE FACE AMOUNT OF C$1,000,000 OR A WHOLE MULTIPLE OF C$100,000 IN EXCESS THEREOF.

          (3   FACE AMOUNTS.  THE FACE AMOUNT OF EACH BANKERS' ACCEPTANCE SHALL
               ------------
     BE C$100,000 OR ANY WHOLE MULTIPLE THEREOF.

          (4   TERM.  BANKERS' ACCEPTANCES SHALL BE ISSUED AND SHALL MATURE ON A
               ----
     BUSINESS DAY. EACH BANKERS' ACCEPTANCE SHALL HAVE A TERM OF 30, 60, 90 OR 180 DAYS (OR SUCH SHORTER OR LONGER TERM AS SHALL BE AGREED TO BY ALL OF THE C$ LENDERS), SHALL MATURE ON OR BEFORE THE TERMINATION DATE AND SHALL BE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO EACH C$ LENDER.

          (5   BANKERS' ACCEPTANCES IN BLANK.  TO FACILITATE THE ACCEPTANCE OF
               -----------------------------
     BANKERS' ACCEPTANCES UNDER THIS AGREEMENT, THE CANADIAN BORROWER SHALL, FROM TIME TO TIME AS REQUIRED, PROVIDE TO THE CANADIAN ADMINISTRATIVE AGENT DRAFTS DULY EXECUTED AND ENDORSED IN BLANK BY THE CANADIAN BORROWER IN QUANTITIES SUFFICIENT FOR EACH C$ LENDER TO FULFILL ITS OBLIGATIONS HEREUNDER. EACH C$ LENDER IS HEREBY AUTHORIZED TO ACCEPT SUCH DRAFTS ENDORSED IN BLANK IN SUCH FACE AMOUNTS AS MAY BE DETERMINED BY SUCH C$ LENDER IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, PROVIDED THAT THE
                                                            --------
     AGGREGATE AMOUNT THEREOF IS LESS THAN OR EQUAL TO THE AGGREGATE AMOUNT OF BANKERS' ACCEPTANCES REQUIRED TO BE ACCEPTED BY SUCH C$ LENDER. NO C$ LENDER SHALL BE RESPONSIBLE OR LIABLE FOR ITS FAILURE TO ACCEPT A BANKERS' ACCEPTANCE IF THE CAUSE OF SUCH FAILURE IS, IN WHOLE OR IN PART, DUE TO THE FAILURE OF THE CANADIAN BORROWER TO PROVIDE DULY EXECUTED AND ENDORSED DRAFTS TO THE CANADIAN ADMINISTRATIVE AGENT ON A TIMELY BASIS, NOR SHALL ANY C$ LENDER BE LIABLE FOR ANY DAMAGE, LOSS OR OTHER CLAIM ARISING BY REASON OF ANY LOSS OR IMPROPER USE OF ANY SUCH INSTRUMENT EXCEPT LOSS OR IMPROPER USE ARISING BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH C$ LENDER, ITS OFFICERS, EMPLOYEES, AGENTS OR REPRESENTATIVES. THE CANADIAN ADMINISTRATIVE AGENT AND EACH C$ LENDER SHALL EXERCISE SUCH CARE IN THE CUSTODY AND SAFEKEEPING OF DRAFTS AS IT WOULD EXERCISE IN THE CUSTODY AND SAFEKEEPING OF SIMILAR PROPERTY OWNED BY IT. EACH C$ LENDER WILL, UPON THE REQUEST OF THE CANADIAN BORROWER, PROMPTLY ADVISE THE CANADIAN BORROWER OF THE NUMBER AND DESIGNATION, IF ANY, OF DRAFTS THEN HELD BY IT FOR THE CANADIAN BORROWER. EACH C$ LENDER SHALL MAINTAIN A RECORD WITH RESPECT TO DRAFTS AND BANKERS' ACCEPTANCES (I) RECEIVED BY IT FROM THE CANADIAN ADMINISTRATIVE AGENT IN BLANK HEREUNDER,
     (II) VOIDED BY IT FOR

     ANY REASON, (III) ACCEPTED BY IT HEREUNDER, (IV) PURCHASED BY IT HEREUNDER AND (V) CANCELED AT THEIR RESPECTIVE MATURITIES. EACH C$ LENDER FURTHER AGREES TO RETAIN SUCH RECORDS IN THE MANNER AND FOR THE STATUTORY PERIODS PROVIDED IN THE VARIOUS CANADIAN PROVINCIAL OR FEDERAL STATUTES AND REGULATIONS WHICH APPLY TO SUCH C$ LENDER.

          (6   EXECUTION OF BANKERS' ACCEPTANCES.  DRAFTS OF THE CANADIAN
               ---------------------------------
     BORROWER TO BE ACCEPTED AS BANKERS' ACCEPTANCES HEREUNDER SHALL BE DULY EXECUTED ON BEHALF OF THE CANADIAN BORROWER. NOTWITHSTANDING THAT ANY PERSON WHOSE SIGNATURE APPEARS ON ANY BANKERS' ACCEPTANCE AS A SIGNATORY FOR THE CANADIAN BORROWER MAY NO LONGER BE AN AUTHORIZED SIGNATORY FOR THE CANADIAN BORROWER AT THE DATE OF ISSUANCE OF A BANKERS' ACCEPTANCE, SUCH SIGNATURE SHALL NEVERTHELESS BE VALID AND SUFFICIENT FOR ALL PURPOSES AS IF SUCH AUTHORITY HAD REMAINED IN FORCE AT THE TIME OF SUCH ISSUANCE, AND ANY SUCH BANKERS' ACCEPTANCE SO SIGNED SHALL BE BINDING ON THE CANADIAN BORROWER.

          (7   ISSUANCE OF BANKERS' ACCEPTANCES.  PROMPTLY FOLLOWING RECEIPT OF
               --------------------------------
     A NOTICE OF BORROWING BY WAY OF BANKERS' ACCEPTANCES, THE CANADIAN ADMINISTRATIVE AGENT SHALL SO ADVISE THE C$ LENDERS AND SHALL ADVISE EACH C$ LENDER OF THE FACE AMOUNT OF EACH DRAFT TO BE ACCEPTED BY IT AND THE TERM THEREOF. THE AGGREGATE FACE AMOUNT OF DRAFTS TO BE ACCEPTED BY A C$ LENDER SHALL BE DETERMINED BY THE CANADIAN ADMINISTRATIVE AGENT ON A PRO RATA BASIS BY REFERENCE TO THE RESPECTIVE CANADIAN COMMITMENTS OF THE C$ LENDERS, EXCEPT THAT, IF THE FACE AMOUNT OF A DRAFT WHICH WOULD OTHERWISE BE ACCEPTED BY A C$ LENDER WOULD NOT BE C$100,000 OR A WHOLE MULTIPLE THEREOF, SUCH FACE AMOUNT SHALL BE INCREASED OR REDUCED BY THE CANADIAN ADMINISTRATIVE AGENT IN ITS SOLE AND UNFETTERED DISCRETION TO THE NEAREST WHOLE MULTIPLE OF C$100,000.

          (8   ACCEPTANCE OF BANKERS' ACCEPTANCES.  EACH DRAFT TO BE ACCEPTED BY
               ----------------------------------
     A C$ LENDER SHALL BE ACCEPTED AT SUCH C$ LENDER'S CANADIAN LENDING OFFICE.

          (9   PURCHASE OF BANKERS' ACCEPTANCES.  EACH C$ LENDER SHALL BE
               --------------------------------
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

     SUBSECTION 3.3(B)(9). NOT LATER THAN 2:00 P.M., TORONTO TIME, ON SUCH BORROWING DATE, THE CANADIAN ADMINISTRATIVE AGENT SHALL MAKE SUCH BA DISCOUNT PROCEEDS AVAILABLE TO THE CANADIAN BORROWER BY CREDITING THE ACCOUNT OF THE CANADIAN BORROWER ON THE BOOKS OF THE CANADIAN ADMINISTRATIVE OFFICE WITH THE AGGREGATE OF THE AMOUNTS MADE AVAILABLE TO THE CANADIAN ADMINISTRATIVE AGENT BY THE C$ LENDERS AND IN LIKE FUNDS AS RECEIVED BY THE CANADIAN ADMINISTRATIVE AGENT.

          (10   SALE OF BANKERS' ACCEPTANCES.  EACH C$ LENDER MAY AT ANY TIME
                ----------------------------
     AND FROM TIME TO TIME HOLD, SELL, REDISCOUNT OR OTHERWISE DISPOSE OF ANY OR ALL BANKERS' ACCEPTANCES ACCEPTED AND PURCHASED BY IT.

          (11   WAIVER OF PRESENTMENT AND OTHER CONDITIONS.  TO THE EXTENT
                ------------------------------------------
     PERMITTED BY APPLICABLE LAW, THE CANADIAN BORROWER WAIVES PRESENTMENT FOR PAYMENT AND ANY OTHER DEFENSE TO PAYMENT OF ANY AMOUNTS DUE TO A C$ LENDER IN RESPECT OF A BANKERS' ACCEPTANCE ACCEPTED BY IT PURSUANT TO THIS AGREEMENT WHICH MIGHT EXIST SOLELY BY REASON OF SUCH BANKERS' ACCEPTANCE BEING HELD, AT THE MATURITY THEREOF, BY SUCH C$ LENDER IN ITS OWN RIGHT, AND THE CANADIAN BORROWER AGREES NOT TO CLAIM ANY DAYS OF GRACE IF SUCH C$ LENDER AS HOLDER SUES THE CANADIAN BORROWER ON THE BANKERS' ACCEPTANCES FOR PAYMENT OF THE AMOUNT PAYABLE BY THE CANADIAN BORROWER THEREUNDER.

          (C   THE CANADIAN BORROWER SHALL REIMBURSE A C$ LENDER FOR, AND THERE
SHALL BECOME DUE AND PAYABLE AT 10:00 A.M., TORONTO TIME, ON THE CONTRACT MATURITY DATE FOR EACH BANKERS' ACCEPTANCE, AN AMOUNT IN CANADIAN DOLLARS IN SAME DAY FUNDS EQUAL TO THE FACE AMOUNT OF SUCH BANKERS' ACCEPTANCE. THE CANADIAN BORROWER SHALL MAKE EACH SUCH REIMBURSEMENT PAYMENT (I) BY CAUSING ANY PROCEEDS OF A REFUNDING BANKERS' ACCEPTANCE ISSUED IN ACCORDANCE WITH SUBSECTION 3.3(D) OR CONVERSION OF SUCH BANKERS' ACCEPTANCE IN ACCORDANCE WITH SUBSECTION
3.4 TO BE APPLIED IN REDUCTION OF SUCH REIMBURSEMENT PAYMENT; AND (II) BY DEPOSITING THE AMOUNT OF SUCH REIMBURSEMENT PAYMENT (OR ANY PORTION THEREOF REMAINING UNPAID AFTER APPLICATION OF ANY PROCEEDS REFERRED TO IN CLAUSE (I)) WITH THE CANADIAN ADMINISTRATIVE OFFICE IN ACCORDANCE WITH SUBSECTION 4.8. THE CANADIAN BORROWER'S PAYMENT IN ACCORDANCE WITH THIS SECTION SHALL SATISFY ITS OBLIGATIONS UNDER ANY BANKERS' ACCEPTANCE TO WHICH IT RELATES, AND THE C$ LENDER WHICH HAS ACCEPTED SUCH BANKERS' ACCEPTANCE SHALL THEREAFTER BE SOLELY RESPONSIBLE FOR THE PAYMENT OF SUCH BANKERS' ACCEPTANCE.

          (D   THE CANADIAN BORROWER SHALL GIVE IRREVOCABLE WRITTEN OR
TELEPHONIC NOTICE (IN THE CASE OF TELEPHONIC NOTICE, TO BE PROMPTLY CONFIRMED IN WRITING) (OR SUCH OTHER METHOD OF NOTIFICATION AS MAY BE AGREED UPON BETWEEN THE CANADIAN ADMINISTRATIVE AGENT AND THE CANADIAN BORROWER) TO THE CANADIAN ADMINISTRATIVE AGENT AT OR BEFORE 10:00 A.M., TORONTO TIME, ONE BUSINESS DAY PRIOR TO THE MATURITY DATE OF EACH BANKERS' ACCEPTANCE OF THE CANADIAN BORROWER'S INTENTION TO ISSUE A BANKERS' ACCEPTANCE ON SUCH MATURITY DATE (A "REFUNDING BANKERS' ACCEPTANCE") TO PROVIDE FOR THE
------------------------------

PAYMENT OF SUCH MATURING BANKERS' ACCEPTANCE (IT BEING UNDERSTOOD THAT PAYMENTS BY THE CANADIAN BORROWER AND FUNDINGS BY THE C$ LENDERS IN RESPECT OF EACH MATURING BANKERS' ACCEPTANCE AND THE RELATED REFUNDING BANKERS' ACCEPTANCE SHALL BE MADE ON A NET BASIS REFLECTING THE DIFFERENCE BETWEEN THE FACE AMOUNT OF SUCH MATURING BANKERS' ACCEPTANCE AND THE BA DISCOUNT PROCEEDS (NET OF THE APPLICABLE ACCEPTANCE FEE) OF SUCH REFUNDING BANKERS' ACCEPTANCE). IF THE CANADIAN BORROWER FAILS TO GIVE SUCH NOTICE OR DOES NOT HAVE SUFFICIENT FUNDS ON DEPOSIT IN THE AMOUNT OF REIMBURSEMENT PAYMENT IN ACCORDANCE WITH SUBSECTION 3.3(C)(II), THE CANADIAN BORROWER SHALL BE DEEMED TO HAVE REQUESTED THAT SUCH MATURING BANKERS' ACCEPTANCES BE REPAID WITH THE PROCEEDS OF C$ PRIME LOANS (WITHOUT ANY REQUIREMENT TO GIVE NOTICE WITH RESPECT THERETO), COMMENCING ON THE MATURITY DATE OF SUCH MATURING BANKERS' ACCEPTANCES.

          (E   AN ACCEPTANCE FEE SHALL BE PAYABLE BY THE CANADIAN BORROWER TO
EACH C$ LENDER IN ADVANCE (IN THE MANNER SPECIFIED IN SUBSECTION 3.3(B)(9)) UPON THE ISSUANCE OF A BANKERS' ACCEPTANCE TO BE ACCEPTED BY SUCH C$ LENDER CALCULATED AT THE RATE PER ANNUM EQUAL TO THE APPLICABLE MARGIN, SUCH ACCEPTANCE FEE TO BE CALCULATED ON THE FACE AMOUNT OF SUCH BANKERS' ACCEPTANCE AND TO BE COMPUTED ON THE BASIS OF THE NUMBER OF DAYS IN THE TERM OF SUCH BANKERS' ACCEPTANCE.

          (F   UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT WHICH IS CONTINUING,
AND IN ADDITION TO ANY OTHER RIGHTS OR REMEDIES OF ANY C$ LENDER AND THE CANADIAN ADMINISTRATIVE AGENT HEREUNDER, ANY C$ LENDER OR THE CANADIAN ADMINISTRATIVE AGENT (OR SUCH ALTERNATE ARRANGEMENT AS MAY BE AGREED UPON BY THE CANADIAN BORROWER AND SUCH C$ LENDER OR THE CANADIAN ADMINISTRATIVE AGENT, AS APPLICABLE) SHALL BE ENTITLED TO DEPOSIT AND RETAIN IN AN ACCOUNT TO BE MAINTAINED BY THE CANADIAN ADMINISTRATIVE AGENT (BEARING INTEREST AT THE CANADIAN ADMINISTRATIVE AGENT'S RATES AS MAY BE APPLICABLE IN RESPECT OF OTHER DEPOSITS OF SIMILAR AMOUNTS FOR SIMILAR TERMS), FOR THE RATABLE BENEFIT OF THE C$ LENDERS, AMOUNTS WHICH ARE RECEIVED BY SUCH C$ LENDER OR THE CANADIAN ADMINISTRATIVE AGENT FROM THE CANADIAN BORROWER HEREUNDER OR AS PROCEEDS OF THE EXERCISE OF ANY RIGHTS OR REMEDIES OF ANY C$ LENDER OR THE CANADIAN ADMINISTRATIVE AGENT HEREUNDER AGAINST THE CANADIAN BORROWER, TO THE EXTENT SUCH AMOUNTS MAY BE REQUIRED TO SATISFY ANY CONTINGENT OR UNMATURED OBLIGATIONS OR LIABILITIES OF THE CANADIAN BORROWER TO THE C$ LENDERS OR THE CANADIAN ADMINISTRATIVE AGENT, OR ANY OF THEM HEREUNDER.

          3.4  CONVERSION OPTION.  SUBJECT TO THE PROVISIONS OF THIS AGREEMENT,
               -----------------
THE CANADIAN BORROWER MAY, PRIOR TO THE TERMINATION DATE, EFFECTIVE ON ANY BUSINESS DAY, CONVERT, IN WHOLE OR IN PART, C$ PRIME LOANS INTO BANKERS' ACCEPTANCES OR VICE VERSA UPON GIVING TO THE CANADIAN ADMINISTRATIVE AGENT PRIOR IRREVOCABLE WRITTEN OR TELEPHONIC NOTICE (IN THE CASE OF TELEPHONIC NOTICE, TO BE PROMPTLY CONFIRMED IN WRITING) WITHIN THE NOTICE PERIOD AND IN THE FORM WHICH WOULD BE REQUIRED TO BE GIVEN TO THE CANADIAN ADMINISTRATIVE AGENT IN RESPECT OF THE CATEGORY OF C$ LOAN INTO WHICH THE OUTSTANDING C$

LOAN IS TO BE CONVERTED IN ACCORDANCE WITH THE PROVISIONS OF SUBSECTION 3.2 OR 3.3, AS APPLICABLE, PROVIDED THAT:
                    --------

     (A) NO C$ PRIME LOAN MAY BE CONVERTED INTO A BANKERS' ACCEPTANCE WHEN ANY EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING;

     (B) EACH CONVERSION TO BANKERS' ACCEPTANCES SHALL BE FOR AN AGGREGATE AMOUNT OF C$1,000,000 (AND WHOLE MULTIPLES OF C$100,000 IN EXCESS THEREOF), AND EACH CONVERSION TO C$ PRIME LOANS SHALL BE IN A MINIMUM AGGREGATE AMOUNT OF C$100,000; AND

     (C) BANKERS' ACCEPTANCES MAY BE CONVERTED ONLY ON THE MATURITY DATE OF SUCH BANKERS' ACCEPTANCES AND, PROVIDED THAT, IF LESS THAN ALL BANKERS'
                                        --------
         ACCEPTANCES ARE CONVERTED, THEN AFTER SUCH CONVERSION NOT LESS THAN C$1,000,000 (AND WHOLE MULTIPLES OF C$100,000 IN EXCESS THEREOF) SHALL REMAIN AS BANKERS' ACCEPTANCES.

         3.5  CIRCUMSTANCES MAKING BANKERS' ACCEPTANCES UNAVAILABLE.  (A) IF
              -----------------------------------------------------
THE CANADIAN ADMINISTRATIVE AGENT DETERMINES IN GOOD FAITH, WHICH DETERMINATION SHALL BE FINAL, CONCLUSIVE AND BINDING UPON THE CANADIAN BORROWER, AND NOTIFIES THE CANADIAN BORROWER THAT, BY REASON OF CIRCUMSTANCES AFFECTING THE MONEY MARKET, THERE IS NO MARKET FOR BANKERS' ACCEPTANCES, THEN:

         (I) THE RIGHT OF THE CANADIAN BORROWER TO REQUEST A BORROWING BY WAY OF BANKERS' ACCEPTANCE SHALL BE SUSPENDED UNTIL THE CANADIAN ADMINISTRATIVE AGENT DETERMINES THAT THE CIRCUMSTANCES CAUSING SUCH SUSPENSION NO LONGER EXIST AND THE CANADIAN ADMINISTRATIVE AGENT SO NOTIFIES THE CANADIAN BORROWER; AND

         (II) ANY NOTICE RELATING TO A BORROWING BY WAY OF BANKERS' ACCEPTANCE WHICH IS OUTSTANDING AT SUCH TIME SHALL BE DEEMED TO BE A NOTICE REQUESTING A BORROWING BY WAY OF C$ PRIME LOANS (ALL AS IF IT WERE A NOTICE GIVEN PURSUANT TO SUBSECTION 3.2).

         (B   THE CANADIAN ADMINISTRATIVE AGENT SHALL PROMPTLY NOTIFY THE
CANADIAN BORROWER AND THE C$ LENDERS OF THE SUSPENSION OF THE CANADIAN BORROWER'S RIGHT TO REQUEST A BORROWING BY WAY OF BANKERS' ACCEPTANCE AND OF THE TERMINATION OF SUCH SUSPENSION.

                         SECTION 4.  GENERAL PROVISIONS

         4.1  REPAYMENT OF LOANS; EVIDENCE OF DEBT.  (A) THE COMPANY HEREBY
              ------------------------------------
UNCONDITIONALLY PROMISES TO PAY TO THE US ADMINISTRATIVE AGENT FOR THE ACCOUNT OF EACH US$ LENDER THE THEN UNPAID PRINCIPAL AMOUNT OF EACH US$ LOAN OF SUCH US$ LENDER ON THE TERMINATION DATE (OR SUCH EARLIER DATE ON WHICH THE US$ LOANS BECOME DUE AND PAYABLE PURSUANT TO SECTION 9). THE COMPANY HEREBY FURTHER AGREES TO PAY INTEREST ON THE UNPAID PRINCIPAL AMOUNT OF THE US$ LOANS FROM TIME TO TIME OUTSTANDING FROM THE DATE HEREOF UNTIL

PAYMENT IN FULL THEREOF AT THE RATES PER ANNUM, AND ON THE DATES, SET FORTH IN SUBSECTION 4.5.

          (B) THE CANADIAN BORROWER HEREBY UNCONDITIONALLY PROMISES TO PAY TO THE CANADIAN ADMINISTRATIVE AGENT FOR THE ACCOUNT OF EACH C$ LENDER THE THEN UNPAID PRINCIPAL AMOUNT OF EACH C$ LOAN OF SUCH C$ LENDER ON THE TERMINATION DATE (OR SUCH EARLIER DATE ON WHICH THE C$ LOANS BECOME DUE AND PAYABLE PURSUANT TO SECTION 9). THE CANADIAN BORROWER HEREBY FURTHER AGREES TO PAY INTEREST ON THE UNPAID PRINCIPAL AMOUNT OF THE C$ LOANS FROM TIME TO TIME OUTSTANDING FROM THE DATE HEREOF UNTIL PAYMENT IN FULL THEREOF AT THE RATES PER ANNUM, AND ON THE DATES, SET FORTH IN SUBSECTION 4.5.

          (C) EACH LENDER SHALL MAINTAIN IN ACCORDANCE WITH ITS USUAL PRACTICE AN ACCOUNT OR ACCOUNTS EVIDENCING INDEBTEDNESS OF THE RELEVANT BORROWER TO SUCH LENDER RESULTING FROM EACH LOAN OF SUCH LENDER FROM TIME TO TIME, INCLUDING THE AMOUNTS OF PRINCIPAL AND INTEREST PAYABLE AND PAID TO SUCH LENDER FROM TIME TO TIME UNDER THIS AGREEMENT.

          (D) EACH ADMINISTRATIVE AGENT SHALL MAINTAIN THE REGISTER PURSUANT TO SUBSECTION 11.6(D), AND A SUBACCOUNT THEREIN FOR EACH RELEVANT LENDER, IN WHICH SHALL BE RECORDED (I) THE AMOUNT OF EACH RELEVANT LOAN MADE HEREUNDER, WHETHER SUCH LOAN IS, AS APPLICABLE, A US$ LOAN, A C$ PRIME LOAN OR A BANKERS' ACCEPTANCE, THE TYPE OF EACH US$ LOAN MADE AND EACH INTEREST PERIOD APPLICABLE TO ANY EURODOLLAR LOAN, (II) THE AMOUNT OF ANY PRINCIPAL OR INTEREST DUE AND PAYABLE OR TO BECOME DUE AND PAYABLE FROM THE RELEVANT BORROWER TO EACH RELEVANT LENDER HEREUNDER AND (III) BOTH THE AMOUNT OF ANY SUM RECEIVED BY SUCH ADMINISTRATIVE AGENT HEREUNDER FROM THE RELEVANT BORROWER AND EACH RELEVANT LENDER'S SHARE THEREOF.

          (E) THE ENTRIES MADE IN THE REGISTERS AND THE ACCOUNTS OF EACH LENDER MAINTAINED PURSUANT TO SUBSECTION 4.1(C) SHALL, TO THE EXTENT PERMITTED BY APPLICABLE LAW, BE PRIMA FACIE EVIDENCE OF THE EXISTENCE AND AMOUNTS OF THE OBLIGATIONS OF THE RELEVANT BORROWER THEREIN RECORDED; PROVIDED, HOWEVER, THAT
                                                       --------  -------
THE FAILURE OF ANY LENDER OR EITHER ADMINISTRATIVE AGENT TO MAINTAIN SUCH REGISTER OR ANY SUCH ACCOUNT, OR ANY ERROR THEREIN, SHALL NOT IN ANY MANNER AFFECT THE OBLIGATION OF EACH BORROWER TO REPAY (WITH APPLICABLE INTEREST AND ALL OTHER AMOUNTS OWING WITH RESPECT THERETO) THE LOANS MADE TO SUCH BORROWER BY SUCH LENDER IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

          (F) THE COMPANY AGREES THAT, UPON THE REQUEST TO THE US ADMINISTRATIVE AGENT BY ANY US$ LENDER, THE COMPANY WILL EXECUTE AND DELIVER TO SUCH LENDER A PROMISSORY NOTE OF THE COMPANY EVIDENCING THE US$ LOANS OF SUCH LENDER, SUBSTANTIALLY IN THE FORM OF EXHIBIT A-1 WITH APPROPRIATE INSERTIONS AS TO DATE AND PRINCIPAL AMOUNT (A "US$ NOTE"), AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR
                         --------
OTHERWISE MODIFIED FROM TIME TO TIME.

          (G) THE CANADIAN BORROWER AGREES THAT, UPON THE REQUEST TO THE CANADIAN ADMINISTRATIVE AGENT BY ANY C$ LENDER, THE CANADIAN BORROWER WILL EXECUTE AND DELIVER TO SUCH LENDER A PROMISSORY NOTE

OF THE CANADIAN BORROWER EVIDENCING THE C$ PRIME LOANS OF SUCH LENDER, SUBSTANTIALLY IN THE FORM OF EXHIBIT A-2 WITH APPROPRIATE INSERTIONS AS TO DATE AND PRINCIPAL AMOUNT (A "C$ NOTE"), AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR
                         -------
OTHERWISE MODIFIED FROM TIME TO TIME.

          4.2  COMMITMENT FEE.  (A)  THE COMPANY AGREES TO PAY TO THE US
               --------------
ADMINISTRATIVE AGENT FOR THE ACCOUNT OF EACH US$ LENDER A COMMITMENT FEE FOR THE PERIOD FROM AND INCLUDING THE FIRST DAY OF THE COMMITMENT PERIOD TO THE TERMINATION DATE, COMPUTED AT THE RATE OF 3/8THS OF 1% PER ANNUM ON THE AVERAGE DAILY AMOUNT OF THE AVAILABLE US COMMITMENT OF SUCH US$ LENDER DURING THE PERIOD FOR WHICH PAYMENT IS MADE, PAYABLE QUARTERLY IN ARREARS ON THE LAST DAY OF EACH MARCH, JUNE, SEPTEMBER AND DECEMBER AND ON THE TERMINATION DATE OR SUCH EARLIER DATE AS THE US COMMITMENTS SHALL TERMINATE AS PROVIDED HEREIN, COMMENCING ON THE FIRST OF SUCH DATES TO OCCUR AFTER THE DATE HEREOF.

          (B   THE CANADIAN BORROWER AGREES TO PAY TO THE CANADIAN
ADMINISTRATIVE AGENT FOR THE ACCOUNT OF EACH C$ LENDER A COMMITMENT FEE FOR THE PERIOD FROM AND INCLUDING THE FIRST DAY OF THE COMMITMENT PERIOD TO THE TERMINATION DATE, COMPUTED AT THE RATE OF 3/8THS OF 1% PER ANNUM ON THE AVERAGE DAILY AMOUNT OF THE AVAILABLE CANADIAN COMMITMENT OF SUCH C$ LENDER DURING THE PERIOD FOR WHICH PAYMENT IS MADE, PAYABLE QUARTERLY IN ARREARS ON THE LAST DAY OF EACH MARCH, JUNE, SEPTEMBER AND DECEMBER AND ON THE TERMINATION DATE OR SUCH EARLIER DATE AS THE CANADIAN COMMITMENTS SHALL TERMINATE AS PROVIDED HEREIN, COMMENCING ON THE FIRST OF SUCH DATES TO OCCUR AFTER THE DATE HEREOF.

          (C THE COMPANY AGREES TO PAY TO THE US ADMINISTRATIVE AGENT AND THE CANADIAN BORROWER AGREES TO PAY TO THE CANADIAN ADMINISTRATIVE AGENT, FOR THEIR OWN ACCOUNTS, THE FEES IN THE AMOUNTS AND ON THE DATES PREVIOUSLY AGREED TO IN THE FEE LETTER DATED MARCH 28, 1997, AMONG THE BORROWERS, THE US ADMINISTRATIVE AGENT AND THE CANADIAN ADMINISTRATIVE AGENT.

          4.3  TERMINATION OR REDUCTION OF COMMITMENTS.  (A)  THE AGGREGATE
               ---------------------------------------
AMOUNT OF THE US COMMITMENTS SHALL BE AUTOMATICALLY REDUCED TO ZERO ON THE TERMINATION DATE. THE AGGREGATE AMOUNT OF THE US COMMITMENTS SHALL ALSO REDUCE ON THE LAST DAY OF MARCH, JUNE, SEPTEMBER AND DECEMBER OF EACH YEAR, COMMENCING MARCH 31, 2001, EACH OF WHICH REDUCTIONS ON ANY SUCH DATE SHALL BE IN AN AMOUNT EQUAL TO THE AMOUNT SET FORTH BELOW OPPOSITE SUCH DATE:

                    DATE                            AMOUNT
                    ----                            ------

             MARCH 31, 2001                      $ 6,562,500
             JUNE 30, 2001                         6,562,500
             SEPTEMBER 30, 2001                    6,562,500
             DECEMBER 31, 2001                     6,562,500
             MARCH 31, 2002                        8,750,000
             JUNE 30, 2002                         8,750,000

                   DATE                             AMOUNT
                   ----                             ------

             SEPTEMBER 30, 2002                   8,750,000
             DECEMBER 31, 2002                    8,750,000
             MARCH 31, 2003                      13,125,000
             JUNE 30, 2003                       13,125,000
             SEPTEMBER 30, 2003                  13,125,000
             DECEMBER 31, 2003                   13,125,000
             MARCH 31, 2004                      30,625,000
             JUNE 30, 2004                       30,625,000

          (B   THE AGGREGATE AMOUNT OF THE CANADIAN COMMITMENTS SHALL BE
AUTOMATICALLY REDUCED TO ZERO ON THE TERMINATION DATE. THE AGGREGATE AMOUNT OF THE CANADIAN COMMITMENTS SHALL ALSO REDUCE ON THE LAST DAY OF MARCH, JUNE, SEPTEMBER AND DECEMBER OF EACH YEAR, COMMENCING MARCH 31, 2001, EACH OF WHICH REDUCTIONS ON ANY SUCH DATE SHALL BE IN AN AMOUNT EQUAL TO THE AMOUNT SET FORTH BELOW OPPOSITE SUCH DATE:


                   DATE                             AMOUNT
                   ----                             ------

             MARCH 31, 2001                      C$1,312,500
             JUNE 30, 2001                         1,312,500
             SEPTEMBER 30, 2001                    1,312,500
             DECEMBER 31, 2001                     1,312,500
             MARCH 31, 2002                        1,750,000
             JUNE 30, 2002                         1,750,000
             SEPTEMBER 30, 2002                    1,750,000
             DECEMBER 31, 2002                     1,750,000
             MARCH 31, 2003                        2,625,000
             JUNE 30, 2003                         2,625,000
             SEPTEMBER 30, 2003                    2,625,000
             DECEMBER 31, 2003                     2,625,000
             MARCH 31, 2004                        8,625,000
             JUNE 30, 2004                         8,625,000

          (C   THE COMPANY SHALL HAVE THE RIGHT, UPON NOT LESS THAN TWO BUSINESS
DAYS' NOTICE TO THE APPLICABLE ADMINISTRATIVE AGENT, WITHOUT PREMIUM OR PENALTY, TO TERMINATE THE COMMITMENTS OR, FROM TIME TO TIME, TO REDUCE THE AMOUNT OF THE US COMMITMENTS (SO LONG AS, AFTER GIVING EFFECT THERETO AND TO ANY CONTEMPORANEOUS PREPAYMENT OF THE LOANS OR REDUCTION OF L/C EXPOSURE, THE THEN OUTSTANDING US EXTENSIONS OF CREDIT OF EACH US$ LENDER SHALL BE NO GREATER THAN SUCH LENDER'S US COMMITMENT) OR REDUCE THE AMOUNT OF THE CANADIAN COMMITMENTS (SO LONG AS, AFTER GIVING EFFECT THERETO AND TO ANY CONTEMPORANEOUS PREPAYMENT OF THE C$ LOANS, THE THEN OUTSTANDING C$ LOANS OF EACH C$ LENDER SHALL BE NO GREATER THAN SUCH LENDER'S CANADIAN COMMITMENT). UPON RECEIPT OF SUCH NOTICE THE APPLICABLE ADMINISTRATIVE AGENT SHALL PROMPTLY NOTIFY EACH RELEVANT LENDER THEREOF. ANY SUCH REDUCTION SHALL BE IN AN AMOUNT OF AT LEAST

US$500,000 AND, IF GREATER, IN INTEGRAL MULTIPLES OF US$100,000 (IN THE CASE OF THE US COMMITMENTS) OR C$500,000 AND, IF GREATER, IN INTEGRAL MULTIPLES OF C$100,000 (IN THE CASE OF THE CANADIAN COMMITMENTS) AND SHALL REDUCE PERMANENTLY THE AMOUNT OF THE AFFECTED COMMITMENTS THEN IN EFFECT. ANY TERMINATION OF THE COMMITMENTS SHALL BE ACCOMPANIED BY PREPAYMENT IN FULL OF THE LOANS, TOGETHER WITH ACCRUED INTEREST THEREON TO THE DATE OF SUCH PREPAYMENT, AND CANCELLATION OF ALL LETTERS OF CREDIT.

          4.4  OPTIONAL AND MANDATORY PREPAYMENTS.  (A)  EACH BORROWER MAY AT
               ----------------------------------
ANY TIME AND FROM TIME TO TIME PREPAY THE RELEVANT LOANS, IN WHOLE OR IN PART, WITHOUT PREMIUM OR PENALTY, UPON AT LEAST THREE BUSINESS DAYS' IRREVOCABLE NOTICE TO THE RELEVANT ADMINISTRATIVE AGENT (IN THE CASE OF EURODOLLAR LOANS), OR ONE BUSINESS DAY'S IRREVOCABLE NOTICE TO THE RELEVANT ADMINISTRATIVE AGENT (OTHERWISE), SPECIFYING THE DATE AND AMOUNT OF PREPAYMENT, AND THE TYPE OF LOAN TO BE PREPAID, AND, IF OF A COMBINATION THEREOF, THE AMOUNT ALLOCABLE TO EACH. UPON RECEIPT OF ANY SUCH NOTICE THE RELEVANT ADMINISTRATIVE AGENT SHALL PROMPTLY NOTIFY EACH RELEVANT LENDER THEREOF. IF ANY SUCH NOTICE IS GIVEN, THE AMOUNT SPECIFIED IN SUCH NOTICE SHALL BE DUE AND PAYABLE ON THE DATE SPECIFIED THEREIN, TOGETHER WITH, IN THE CASE OF EURODOLLAR LOANS, ANY INTEREST ACCRUED THEREON, AND IN THE CASE OF ALL LOANS, ANY AMOUNTS PAYABLE PURSUANT TO SUBSECTION 4.12. PARTIAL PREPAYMENTS SHALL BE IN AN AGGREGATE PRINCIPAL AMOUNT OF US$1,000,000 OR C$1,000,000, AS THE CASE MAY BE, OR A WHOLE MULTIPLE OF US$100,000 OR C$100,000, AS THE CASE MAY BE, IN EXCESS THEREOF. NOTWITHSTANDING ANYTHING TO THE CONTRARY ABOVE, C$ LOANS CONSISTING OF BANKERS' ACCEPTANCES MAY NOT BE PREPAID PURSUANT TO THIS SUBSECTION.

          (B   WITHOUT LIMITING THE OBLIGATION OF THE COMPANY TO OBTAIN THE
CONSENT OF THE REQUIRED LENDERS PURSUANT TO SUBSECTION 8.2 TO ANY DISPOSITION NOT OTHERWISE PERMITTED HEREUNDER, IN THE EVENT THAT THE NET PROCEEDS OF ANY DISPOSITION BY EITHER BORROWER OR ANY OF ITS SUBSIDIARIES (THE "CURRENT
                                                                -------
DISPOSITION"), AND OF ALL PRIOR DISPOSITIONS OF THE BORROWERS AND THEIR
-----------
SUBSIDIARIES AS TO WHICH A PREPAYMENT HAS NOT YET BEEN MADE UNDER THIS SUBSECTION 4.4(B), BUT EXCLUDING ANY REINVESTABLE PROCEEDS (AS DEFINED BELOW), SHALL EXCEED US$2,500,000 THEN, NO LATER THAN FIVE BUSINESS DAYS AFTER THE OCCURRENCE OF THE CURRENT DISPOSITION, THE RELEVANT BORROWER WILL DELIVER TO THE US ADMINISTRATIVE AGENT A STATEMENT, CERTIFIED BY A RESPONSIBLE OFFICER OF SUCH BORROWER, IN FORM AND DETAIL REASONABLY SATISFACTORY TO THE US ADMINISTRATIVE AGENT, OF THE AMOUNT OF THE NET PROCEEDS OF THE CURRENT DISPOSITION AND OF ALL SUCH PRIOR DISPOSITIONS AND SHALL PREPAY ITS LOANS AND/OR REDUCE L/C EXPOSURE, AND ITS COMMITMENTS SHALL BE SUBJECT TO AUTOMATIC REDUCTION (AND, IF REQUIRED, SUCH BORROWER SHALL PROVIDE CASH COLLATERAL IN CONNECTION WITH SUCH REDUCTION, WHICH CASH COLLATERAL SHALL BE INVESTED IN CASH EQUIVALENTS), IN AN AGGREGATE AMOUNT EQUAL TO THE EXCESS OF 100% OF THE NET PROCEEDS OF THE CURRENT DISPOSITION AND SUCH PRIOR DISPOSITIONS (BUT EXCLUDING THE AMOUNT OF ANY REINVESTABLE PROCEEDS) OVER US$2,500,000 (OR THE C$ EQUIVALENT THEREOF, AS THE CASE MAY BE), SUCH PREPAYMENT, REDUCTION IN L/C EXPOSURE AND REDUCTION TO BE EFFECTED IN EACH CASE IN THE MANNER AND ORDER

SPECIFIED IN SUBSECTION 4.4(I); PROVIDED THAT, AT THE OPTION OF SUCH BORROWER
                                --------
AND SO LONG AS NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING OR WOULD BE CAUSED THEREBY AND SUBJECT TO THE CONSENT OF THE REQUIRED LENDERS IN CONNECTION WITH ANY DISPOSITION NOT OTHERWISE PERMITTED HEREUNDER, SUCH NET PROCEEDS SHALL NOT BE REQUIRED TO BE APPLIED ON SUCH DATE SO LONG AS SUCH BORROWER DELIVERS A CERTIFICATE OF A RESPONSIBLE OFFICER TO THE US ADMINISTRATIVE AGENT PRIOR TO SUCH DATE STATING THAT SUCH BORROWER INTENDS TO USE ALL OR A PORTION OF THE NET PROCEEDS OF ANY DISPOSITION (THE "REINVESTABLE
                                                                  ------------
PROCEEDS" OF SUCH DISPOSITION) TO PURCHASE ASSETS TO BE USED BY SUCH BORROWER OR
--------
SUCH SUBSIDIARY IN ITS BUSINESS (THE "QUALIFIED ASSETS") WITHIN 270 DAYS AFTER
                                      ----------------
RECEIPT OF SUCH PROCEEDS AND SETTING FORTH AN ESTIMATE OF THE REINVESTABLE PROCEEDS TO BE SO EXPENDED. AFTER SUCH ELECTION TO USE THE REINVESTABLE PROCEEDS, ON THE DATE WHICH IS 270 DAYS AFTER THE RELEVANT DISPOSITION, SUCH BORROWER SHALL (I) DELIVER A CERTIFICATE OF A RESPONSIBLE OFFICER TO THE US ADMINISTRATIVE AGENT CERTIFYING AS TO THE AMOUNT AND USE OF SUCH REINVESTABLE PROCEEDS ACTUALLY USED TO PURCHASE QUALIFIED ASSETS AND (II) DELIVER TO THE US ADMINISTRATIVE AGENT, FOR APPLICATION IN ACCORDANCE WITH THIS SUBSECTION 4.4(B), AN AMOUNT EQUAL TO THE REMAINING UNUSED REINVESTABLE PROCEEDS.

          (C   ON THE DATE OF THE RECEIPT THEREOF BY EITHER BORROWER OR ANY OF
ITS SUBSIDIARIES, SUCH BORROWER SHALL PREPAY ITS LOANS AND/OR REDUCE L/C EXPOSURE (BUT THE COMMITMENTS SHALL NOT BE SUBJECT TO ANY REDUCTION) IN AN AGGREGATE AMOUNT EQUAL TO (I) 100% OF THE PROCEEDS (NET OF UNDERWRITING DISCOUNTS AND COMMISSIONS AND OTHER COSTS ASSOCIATED THEREWITH) FROM ANY SALE OR ISSUANCE OF EQUITY (OTHER THAN PERMITTED PREFERRED STOCK) OF SUCH BORROWER OR ANY OF ITS SUBSIDIARIES (OTHER THAN ANY PORTION OF SUCH PROCEEDS APPLIED TO REDEEM THE 1997 SENIOR SUBORDINATED NOTES, THE 1998 SENIOR NOTES AND/OR THE 1999 SENIOR SUBORDINATED NOTES AS PERMITTED BY SUBSECTION 8.11(A)) OTHER THAN TO EITHER BORROWER OR ANY OF ITS SUBSIDIARIES AND (II) 100% OF THE PROCEEDS (NET OF UNDERWRITING DISCOUNTS AND COMMISSIONS AND OTHER COSTS ASSOCIATED THEREWITH) FROM ANY INCURRENCE OF ANY INDEBTEDNESS FOR BORROWED MONEY BY SUCH BORROWER OR ANY OF ITS SUBSIDIARIES (OTHER THAN INDEBTEDNESS PERMITTED BY SUBSECTION 8.4), SUCH PREPAYMENT AND REDUCTION TO BE EFFECTED IN EACH CASE IN THE MANNER AND ORDER SPECIFIED IN SUBSECTION 4.4(I). THE PROVISIONS OF THIS PARAGRAPH SHALL NOT LIMIT THE OBLIGATION OF THE COMPANY TO OBTAIN THE CONSENT OF THE REQUIRED LENDERS TO ANY ACTION REFERRED TO IN THIS PARAGRAPH THAT IS NOT OTHERWISE PERMITTED HEREUNDER.

          (D   IN THE EVENT THAT THE NET PROCEEDS OF ANY CASUALTY EVENT OF
EITHER BORROWER OR ANY OF ITS SUBSIDIARIES (THE "CURRENT CASUALTY EVENT"), AND
                                                 ----------------------
OF ALL PRIOR CASUALTY EVENTS OF THE BORROWERS AND THEIR SUBSIDIARIES AS TO WHICH A PREPAYMENT HAS NOT YET BEEN MADE UNDER THIS SUBSECTION 4.4(D), BUT EXCLUDING ANY CASUALTY REINVESTABLE PROCEEDS (AS DEFINED BELOW), SHALL EXCEED US$2,500,000, THEN, NO LATER THAN FIVE BUSINESS DAYS AFTER THE OCCURRENCE OF THE CURRENT CASUALTY EVENT, THE RELEVANT BORROWER WILL DELIVER TO THE US ADMINISTRATIVE AGENT A STATEMENT, CERTIFIED BY A RESPONSIBLE OFFICER OF SUCH BORROWER, IN FORM AND DETAIL

REASONABLY SATISFACTORY TO THE RELEVANT ADMINISTRATIVE AGENT, OF THE AMOUNT OF THE NET PROCEEDS OF THE CURRENT CASUALTY EVENT AND OF ALL SUCH PRIOR CASUALTY EVENTS AND SHALL PREPAY ITS LOANS AND/OR REDUCE L/C EXPOSURE, AND ITS COMMITMENTS SHALL BE SUBJECT TO AUTOMATIC REDUCTION (AND, IF REQUIRED, SUCH BORROWER SHALL PROVIDE CASH COLLATERAL IN CONNECTION WITH SUCH REDUCTION, WHICH CASH COLLATERAL SHALL BE INVESTED IN CASH EQUIVALENTS), IN AN AGGREGATE AMOUNT EQUAL TO THE EXCESS OF 100% OF THE NET PROCEEDS OF THE CURRENT CASUALTY EVENT AND SUCH PRIOR CASUALTY EVENTS (BUT EXCLUDING THE AMOUNT OF ANY CASUALTY REINVESTABLE PROCEEDS) OVER US$2,500,000 (OR THE C$ EQUIVALENT THEREOF, AS THE CASE MAY BE), SUCH PREPAYMENT, REDUCTION IN L/C EXPOSURE AND REDUCTION TO BE EFFECTED IN EACH CASE IN THE MANNER AND ORDER SPECIFIED IN SUBSECTION 4.4(I); PROVIDED, THAT SUCH NET PROCEEDS SHALL NOT BE REQUIRED TO BE APPLIED ON SUCH
--------
DATE (OTHER THAN IF SUCH NET PROCEEDS ARE REQUIRED TO BE APPLIED PURSUANT TO THE TERMS OF ANY MORTGAGE OR LEASE) SO LONG AS (I) SUCH BORROWER DELIVERS A CERTIFICATE OF A RESPONSIBLE OFFICER TO THE US ADMINISTRATIVE AGENT PRIOR TO SUCH DATE STATING THAT SUCH BORROWER INTENDS TO USE OR CAUSE THE APPROPRIATE SUBSIDIARY TO USE SUCH NET PROCEEDS (THE "CASUALTY REINVESTABLE PROCEEDS" OF
                                          ------------------------------
SUCH CASUALTY EVENT) TO REPAIR OR REPLACE THE PROPERTY AFFECTED BY SUCH CASUALTY EVENT (THE "AFFECTED PROPERTY") WITHIN 270 DAYS AFTER RECEIPT OF SUCH NET
            -----------------
PROCEEDS AND SETTING FORTH AN ESTIMATE OF THE CASUALTY REINVESTABLE PROCEEDS TO BE SO EXPENDED AND (II) NO EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING OR WOULD BE CAUSED THEREBY. AFTER SUCH ELECTION TO REINVEST, ON THE DATE WHICH IS 270 DAYS AFTER THE RELEVANT CASUALTY EVENT, SUCH BORROWER SHALL
(I) DELIVER A CERTIFICATE OF A RESPONSIBLE OFFICER TO THE RELEVANT ADMINISTRATIVE AGENT CERTIFYING AS TO THE AMOUNT AND USE OF SUCH CASUALTY REINVESTABLE PROCEEDS ACTUALLY USED TO PURCHASE OR REPLACE THE AFFECTED PROPERTY AND (II) DELIVER TO THE RELEVANT ADMINISTRATIVE AGENT, FOR APPLICATION IN ACCORDANCE WITH THIS SUBSECTION 4.4(D), AN AMOUNT EQUAL TO THE REMAINING UNUSED CASUALTY REINVESTABLE PROCEEDS.

          (E   ON THE DATE OF THE RECEIPT THEREOF BY EITHER BORROWER OR ANY OF
ITS SUBSIDIARIES, SUCH BORROWER SHALL PREPAY ITS LOANS AND/OR REDUCE L/C EXPOSURE (BUT ITS COMMITMENTS SHALL NOT BE SUBJECT TO ANY REDUCTION) IN AN AGGREGATE AMOUNT EQUAL TO 100% OF THE PROCEEDS OF ANY TAX REFUND (NET OF ANY MARGINAL INCREASE IN INCOME TAXES PAYABLE AS A RESULT OF THE RECEIPT BY SUCH BORROWER AND/OR ANY OF ITS SUBSIDIARIES OF SUCH TAX REFUND, SUCH PREPAYMENT AND/OR REDUCTION IN L/C EXPOSURE TO BE EFFECTED IN EACH CASE IN THE MANNER AND ORDER SPECIFIED IN SUBSECTION 4.4(I).

          (F   ON THE DATE OF THE RECEIPT THEREOF BY EITHER BORROWER OR ANY OF
ITS SUBSIDIARIES, SUCH BORROWER SHALL PREPAY ITS LOANS AND/OR REDUCTION IN L/C EXPOSURE (BUT ITS COMMITMENTS SHALL NOT BE SUBJECT TO ANY REDUCTION) IN AN AGGREGATE AMOUNT EQUAL TO 100% OF THE NET PROCEEDS OF ANY DISPOSITION OF PROPERTY ACQUIRED AS PART OF A PERMITTED ACQUISITION BUT NOT USED OR USEFUL TO THE BUSINESS OF SUCH BORROWER OR SUCH SUBSIDIARY SO LONG AS SUCH DISPOSITION IS MADE WITHIN 270 DAYS OF THE DATE OF THE CONSUMMATION OF SUCH PERMITTED ACQUISITION, SUCH PREPAYMENT AND/OR REDUCTION IN L/C EXPOSURE TO BE

EFFECTED IN EACH CASE IN THE MANNER AND ORDER SPECIFIED IN SUBSECTION 4.4(I).

          (G   IF, AT ANY TIME DURING THE COMMITMENT PERIOD, THE US EXTENSIONS
OF CREDIT WITH RESPECT TO ALL US$ LENDERS EXCEEDS THE AGGREGATE US COMMITMENTS THEN IN EFFECT, THE COMPANY SHALL, WITHOUT NOTICE OR DEMAND, IMMEDIATELY REPAY THE US$ LOANS AND/OR REDUCE L/C EXPOSURE IN AN AGGREGATE PRINCIPAL AMOUNT EQUAL TO SUCH EXCESS. ON THE BUSINESS DAY NEXT SUCCEEDING THE DATE ON WHICH A PAYMENT HAS CAUSED THE US EXTENSIONS OF CREDIT WITH RESPECT TO ALL US$ LENDERS TO BE EQUAL TO OR LESS THAN THE US COMMITMENTS THEN IN EFFECT, THE US ADMINISTRATIVE AGENT SHALL RETURN TO THE COMPANY ANY CASH USED TO CASH COLLATERALIZE THE THEN OUTSTANDING L/C OBLIGATIONS PURSUANT TO THE PRECEDING SENTENCE.

          (H   IF, AT ANY TIME DURING THE COMMITMENT PERIOD, THE AGGREGATE
PRINCIPAL AMOUNT OF C$ LOANS OUTSTANDING WITH RESPECT TO ALL C$ LENDERS EXCEEDS THE AGGREGATE CANADIAN COMMITMENTS THEN IN EFFECT, THE CANADIAN BORROWER SHALL, WITHOUT NOTICE OR DEMAND, IMMEDIATELY REPAY THE C$ LOANS IN AN AGGREGATE PRINCIPAL AMOUNT EQUAL TO SUCH EXCESS, TOGETHER WITH INTEREST ACCRUED TO THE DATE OF SUCH PAYMENT OR PREPAYMENT AND ANY AMOUNTS PAYABLE UNDER SUBSECTION 4.12.

          (I   PREPAYMENTS OF THE LOANS PURSUANT TO SUBSECTIONS 4.4(B), (C),
(D), (E), (F), (G) AND (H) AND PERMANENT REDUCTIONS OF COMMITMENTS PURSUANT TO SUBSECTIONS 4.4(B) AND (D) SHALL BE APPLIED IN THE FOLLOWING MANNER:

          (I) TO THE EXTENT SUCH PREPAYMENT IS REQUIRED TO BE MADE BY THE COMPANY, SUCH PREPAYMENT SHALL BE APPLIED TO REDUCE (RATABLY AMONG THE US$ LENDERS) SUCH OF THE THEN OUTSTANDING US$ LOANS AS THE COMPANY SHALL DETERMINE IN ITS SOLE DISCRETION, AND ANY REDUCTION OF THE COMMITMENTS REQUIRED PURSUANT THERETO SHALL BE APPLIED RATABLY AMONG THE US LENDERS TO REDUCE RATABLY THEIR RESPECTIVE US COMMITMENTS (WHICH REDUCTION OF US COMMITMENTS SHALL REDUCE THE REMAINING SCHEDULED COMMITMENT REDUCTIONS THEREOF IN INVERSE ORDER OF MATURITY); AND

          (II) TO THE EXTENT THAT SUCH PREPAYMENT IS REQUIRED TO BE MADE BY THE CANADIAN BORROWER, SUCH PREPAYMENT SHALL BE APPLIED TO REDUCE (RATABLY AMONG THE CANADIAN LENDERS) SUCH OF THE THEN OUTSTANDING C$ LOANS (OR, IN THE CASE OF BANKERS' ACCEPTANCES, CASH COLLATERALIZATION OF SUCH BANKERS' ACCEPTANCES ON TERMS SATISFACTORY TO THE CANADIAN ADMINISTRATIVE AGENT, WHICH CASH COLLATERAL SHALL BE INVESTED IN CASH EQUIVALENTS) AS THE CANADIAN BORROWER SHALL DETERMINE IN ITS SOLE DISCRETION, AND ANY REDUCTION OF THE CANADIAN COMMITMENTS REQUIRED PURSUANT THERETO SHALL BE APPLIED RATABLY AMONG THE CANADIAN LENDERS TO REDUCE RATABLY THEIR RESPECTIVE CANADIAN COMMITMENTS (WHICH REDUCTION OF CANADIAN COMMITMENTS SHALL REDUCE THE REMAINING SCHEDULED COMMITMENT REDUCTIONS THEREOF IN INVERSE ORDER OF MATURITY).

          (J   NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED ABOVE, (I) ALL
PREPAYMENTS OF LOANS SHALL BE MADE IN THE CURRENCY IN WHICH SUCH LOANS WERE MADE, (II) ALL CASH COLLATERALIZATION OF BANKERS ACCEPTANCES SHALL BE MADE IN CANADIAN DOLLARS AND (III) ALL CASH COLLATERALIZATION OF LETTERS OF CREDIT SHALL BE IN US$ OR BRITISH POUNDS, AS THE CASE MAY BE. FOR PURPOSES OF DETERMINING THE AMOUNTS REQUIRED TO BE APPLIED, CONVERSIONS OF ONE CURRENCY TO ANOTHER ARE ASSUMED TO BE MADE BY USING THE C$ EQUIVALENT OR US$ EQUIVALENT, AS THE CASE MAY BE, OF AMOUNTS RECEIVED IN THE OTHER CURRENCY. HOWEVER, IT SHALL REMAIN THE RESPONSIBILITY OF THE RESPECTIVE BORROWER TO CONVERT AMOUNTS RECEIVED IN ONE CURRENCY INTO THE OTHER TO THE EXTENT NEEDED TO REPAY, OR CASH COLLATERALIZE, LOANS, BANKERS ACCEPTANCES OR LETTERS OF CREDIT MAINTAINED IN THE OTHER SUCH CURRENCY.

          4.5  INTEREST RATES AND PAYMENT DATES.  (A)  EACH EURODOLLAR LOAN
               --------------------------------
SHALL BEAR INTEREST FOR EACH DAY DURING EACH INTEREST PERIOD WITH RESPECT THERETO AT A RATE PER ANNUM EQUAL TO THE EURODOLLAR RATE DETERMINED FOR SUCH INTEREST PERIOD PLUS THE APPLICABLE MARGIN.

          (B   EACH BASE RATE LOAN SHALL BEAR INTEREST FOR EACH DAY ON THE
UNPAID PRINCIPAL AMOUNT THEREOF, AT A RATE PER ANNUM EQUAL TO THE BASE RATE DETERMINED FOR SUCH DAY PLUS THE APPLICABLE MARGIN.

          (C   EACH C$ PRIME LOAN SHALL BEAR INTEREST FOR EACH DAY ON THE UNPAID
PRINCIPAL AMOUNT THEREOF, AT A RATE PER ANNUM EQUAL TO THE C$ PRIME RATE DETERMINED FOR SUCH DAY PLUS THE APPLICABLE MARGIN.

          (D   IF ALL OR A PORTION OF (I) ANY PRINCIPAL OF ANY LOAN OR
REIMBURSEMENT OBLIGATION, (II) ANY INTEREST PAYABLE THEREON, (III) ANY ACCEPTANCE FEE OR ANY COMMITMENT FEE OR (IV) ANY OTHER AMOUNT PAYABLE HEREUNDER SHALL NOT BE PAID WHEN DUE (WHETHER AT THE STATED MATURITY, BY ACCELERATION OR OTHERWISE), SUCH OVERDUE AMOUNT SHALL BEAR INTEREST AT A RATE PER ANNUM WHICH IS
(X) IN THE CASE OF PRINCIPAL, THE RATE THAT WOULD OTHERWISE BE APPLICABLE THERETO PURSUANT TO THE FOREGOING PROVISIONS OF THIS SUBSECTION PLUS 2% OR (Y) IN THE CASE OF ANY SUCH OVERDUE REIMBURSEMENT OBLIGATION, INTEREST, ACCEPTANCE FEE OR COMMITMENT FEE OR OTHER AMOUNT, THE RATE DESCRIBED IN PARAGRAPH (B) OF THIS SUBSECTION (IN THE CASE OF AMOUNTS PAYABLE IN US DOLLARS) OR PARAGRAPH (C) OF THIS SUBSECTION (IN THE CASE OF AMOUNTS PAYABLE IN CANADIAN DOLLARS) PLUS 2%, IN EACH CASE FROM THE DATE OF SUCH NON-PAYMENT UNTIL SUCH OVERDUE PRINCIPAL, INTEREST, ACCEPTANCE FEE OR COMMITMENT FEE OR OTHER AMOUNT IS PAID IN FULL (AFTER AS WELL AS BEFORE JUDGMENT).

          (E   INTEREST SHALL BE PAYABLE IN ARREARS ON EACH INTEREST PAYMENT
DATE, PROVIDED THAT INTEREST ACCRUING PURSUANT TO PARAGRAPH (D) OF THIS
      --------
SUBSECTION SHALL BE PAYABLE FROM TIME TO TIME ON DEMAND. INTEREST IN RESPECT OF US$ LOANS OR REIMBURSEMENT OBLIGATIONS (AND ALL OTHER AMOUNTS DENOMINATED IN US$) SHALL BE PAYABLE IN US$, AND INTEREST IN RESPECT OF C$ LOANS (AND ALL OTHER AMOUNTS DENOMINATED IN C$) SHALL BE PAYABLE IN C$.

          (F   (I)  IF ANY PROVISION OF THIS AGREEMENT WOULD OBLIGATE ANY LOAN
PARTY TO MAKE ANY PAYMENT OF INTEREST OR OTHER AMOUNT PAYABLE TO ANY C$ LENDER IN AN AMOUNT OR CALCULATED AT A RATE WHICH WOULD BE PROHIBITED BY LAW OR WOULD RESULT IN A RECEIPT BY SUCH C$ LENDER OF INTEREST AT A CRIMINAL RATE (AS SUCH TERMS ARE CONSTRUED UNDER THE CRIMINAL CODE (CANADA)), THEN NOTWITHSTANDING SUCH
                              -------------
PROVISION, SUCH AMOUNT OR RATE SHALL BE DEEMED TO HAVE BEEN ADJUSTED WITH RETROACTIVE EFFECT TO THE MAXIMUM AMOUNT OR RATE OF INTEREST, AS THE CASE MAY BE, AS WOULD NOT BE SO PROHIBITED BY LAW OR SO RESULT IN A RECEIPT BY SUCH C$ LENDER OF INTEREST AT A CRIMINAL RATE, SUCH ADJUSTMENT TO BE EFFECTED, TO THE EXTENT NECESSARY, AS FOLLOWS:

                (X) FIRST, BY REDUCING THE AMOUNT OR RATES OF INTEREST REQUIRED
                    TO BE PAID UNDER THIS SUBSECTION 4.5; AND

                (Y) THEREAFTER, BY REDUCING ANY FEES, COMMISSIONS, PREMIUMS AND
                    OTHER AMOUNTS WHICH WOULD CONSTITUTE INTEREST FOR PURPOSES OF SECTION 347 OF THE CRIMINAL CODE (CANADA).
                                          -------------

          (II) IF, NOTWITHSTANDING THE PROVISIONS OF CLAUSE (I) OF THIS SUBSECTION 4.5.(F), AND AFTER GIVING EFFECT TO ALL ADJUSTMENTS CONTEMPLATED THEREBY, ANY C$ LENDER SHALL HAVE RECEIVED AN AMOUNT IN EXCESS OF THE MAXIMUM PERMITTED BY SUCH CLAUSE, THEN THE APPLICABLE LOAN PARTY SHALL BE ENTITLED, BY NOTICE IN WRITING TO SUCH C$ LENDER, TO OBTAIN REIMBURSEMENT FROM SUCH C$ LENDER OF AN AMOUNT EQUAL TO SUCH EXCESS, AND, PENDING SUCH REIMBURSEMENT, SUCH AMOUNT SHALL BE DEEMED TO BE AN AMOUNT PAYABLE BY SUCH C$ LENDER TO SUCH LOAN PARTY.

          (III) ANY AMOUNT OR RATE OF INTEREST REFERRED TO IN THIS SUBSECTION 4.5(F) SHALL BE DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACTUARIAL PRACTICES AND PRINCIPLES AS AN EFFECTIVE ANNUAL RATE OF INTEREST OVER THE TERM OF ANY C$ LOAN ON THE ASSUMPTION THAT ANY CHARGES, FEES OR EXPENSES THAT FALL WITHIN THE MEANING OF "INTEREST" (AS DEFINED IN THE CRIMINAL CODE (CANADA))
                                                    -------------
SHALL, IF THEY RELATE TO A SPECIFIC PERIOD OF TIME, BE PRORATED OVER THAT PERIOD OF TIME AND OTHERWISE BE PRORATED OVER THE PERIOD FROM THE CLOSING DATE TO THE TERMINATION DATE AND, IN THE EVENT OF DISPUTE, A CERTIFICATE OF A FELLOW OF THE CANADIAN INSTITUTE OF ACTUARIES APPOINTED BY THE CANADIAN ADMINISTRATIVE AGENT SHALL BE CONCLUSIVE FOR THE PURPOSES OF SUCH DETERMINATION ABSENT MANIFEST ERROR.

          4.6  COMPUTATION OF INTEREST, FEES AND DOLLAR EQUIVALENT AMOUNTS.  (A)
               -----------------------------------------------------------
INTEREST CALCULATED ON THE BASIS OF THE EURODOLLAR RATE AND FEDERAL FUNDS RATE SHALL BE CALCULATED ON THE BASIS OF A 360-DAY YEAR FOR THE ACTUAL DAYS ELAPSED; ACCEPTANCE FEES AND COMMITMENT FEES AND INTEREST CALCULATED ON THE BASIS OF THE CDOR RATE SHALL BE CALCULATED ON THE BASIS OF A 365-DAY YEAR FOR THE ACTUAL DAYS ELAPSED; AND INTEREST CALCULATED ON ANY OTHER BASIS SHALL BE CALCULATED ON THE BASIS OF A 365- OR 366- DAY YEAR, AS THE CASE MAY BE, FOR THE ACTUAL DAYS ELAPSED. THE RELEVANT ADMINISTRATIVE AGENT SHALL AS SOON AS PRACTICABLE NOTIFY THE

RELEVANT BORROWER AND THE RELEVANT LENDERS OF EACH DETERMINATION OF EURODOLLAR RATES OR THE APPLICABLE BA DISCOUNT RATE. ANY CHANGE IN THE INTEREST RATE ON A LOAN RESULTING FROM A CHANGE IN THE BASE RATE, THE C$ PRIME RATE OR THE APPLICABLE MARGIN SHALL BECOME EFFECTIVE AS OF THE OPENING OF BUSINESS ON THE DAY ON WHICH SUCH CHANGE BECOMES EFFECTIVE. THE RELEVANT ADMINISTRATIVE AGENT SHALL AS SOON AS PRACTICABLE NOTIFY THE RELEVANT LENDERS AND THE RELEVANT BORROWER OF THE EFFECTIVE DATE AND THE AMOUNT OF EACH SUCH CHANGE IN INTEREST RATE.

          (B   EACH DETERMINATION OF AN INTEREST RATE BY THE RELEVANT
ADMINISTRATIVE AGENT PURSUANT TO ANY PROVISION OF THIS AGREEMENT SHALL BE PRIMA FACIE EVIDENCE OF THE ACCURACY THEREOF ON THE BORROWERS AND THE LENDERS IN THE ABSENCE OF MANIFEST ERROR. WHEN APPLICABLE, EACH DETERMINATION BY CIBC OF A RATE TO BE NOTIFIED TO THE RELEVANT ADMINISTRATIVE AGENT PURSUANT TO THE DEFINITION OF "CDOR RATE" SHALL BE PRIMA FACIE EVIDENCE OF THE ACCURACY THEREOF. THE RELEVANT ADMINISTRATIVE AGENT SHALL, AT THE REQUEST OF THE RELEVANT BORROWER, DELIVER TO SUCH BORROWER A STATEMENT SHOWING ANY QUOTATIONS AND THE COMPUTATIONS USED BY THE RELEVANT ADMINISTRATIVE AGENT IN DETERMINING ANY CDOR RATE.

          (C   FOR THE PURPOSES OF THE INTEREST ACT (CANADA), IN ANY CASE IN
                                       ------------
WHICH AN INTEREST RATE IS STATED IN THIS AGREEMENT TO BE CALCULATED ON THE BASIS OF A YEAR OF 360 DAYS OR 365 DAYS, AS THE CASE MAY BE, THE YEARLY RATE OF INTEREST TO WHICH SUCH INTEREST RATE IS EQUIVALENT IS EQUAL TO SUCH INTEREST RATE MULTIPLIED BY THE NUMBER OF DAYS IN THE YEAR IN WHICH THE RELEVANT INTEREST PAYMENT ACCRUES AND DIVIDED BY 360 OR 365, RESPECTIVELY. IN ADDITION, THE PRINCIPLES OF DEEMED INVESTMENT OF INTEREST DO NOT APPLY TO ANY INTEREST CALCULATIONS UNDER THIS AGREEMENT AND THE RATES OF INTEREST STIPULATED IN THIS AGREEMENT ARE INTENDED TO BE NOMINAL RATES AND NOT EFFECTIVE RATES OR YIELDS.

          (D) FOR PURPOSES OF CALCULATING THE AMOUNT OF THE US EXTENSIONS OF CREDIT AT ANY TIME, THE US ADMINISTRATIVE AGENT WILL DETERMINE THE DOLLAR EQUIVALENT AMOUNT WITH RESPECT TO ANY LETTERS OF CREDIT DENOMINATED IN BRITISH POUNDS ON (I) THE DATE OF EACH ISSUANCE OF SUCH A LETTER OF CREDIT, (II) THE DATE OF EACH LOAN UNDER THE US COMMITMENTS, (III) THE DATE OF EACH REDUCTION OF THE US COMMITMENTS AND (IV) THE FIRST BUSINESS DAY OF EACH CALENDAR MONTH, AND THE BRITISH POUNDS EXCHANGE RATE IN EFFECT ON THE DATE OF EACH SUCH DETERMINATION SHALL BE DEEMED TO REMAIN IN EFFECT FOR ALL PURPOSES OF THIS AGREEMENT UNTIL THE NEXT SUCH DETERMINATION DESCRIBED IN CLAUSES (I) THROUGH
(IV) ABOVE.

               4.7  INABILITY TO DETERMINE EURODOLLAR RATE.  IF PRIOR TO THE
                    --------------------------------------
FIRST DAY OF ANY INTEREST PERIOD:

               (A   THE US ADMINISTRATIVE AGENT SHALL HAVE DETERMINED (WHICH
     DETERMINATION SHALL BE PRIMA FACIE EVIDENCE OF THE ACCURACY THEREOF) THAT, BY REASON OF CIRCUMSTANCES AFFECTING THE RELEVANT MARKET, ADEQUATE AND REASONABLE MEANS DO NOT

     EXIST FOR ASCERTAINING THE EURODOLLAR RATE FOR SUCH INTEREST PERIOD, OR

               (B   THE US ADMINISTRATIVE AGENT SHALL HAVE RECEIVED NOTICE FROM
     THE REQUIRED US$ LENDERS THAT THE EURODOLLAR RATE DETERMINED OR TO BE DETERMINED FOR SUCH INTEREST PERIOD WILL NOT ADEQUATELY AND FAIRLY REFLECT THE COST TO SUCH US$ LENDERS (AS CONCLUSIVELY CERTIFIED BY SUCH US$ LENDERS) OF MAKING OR MAINTAINING THEIR AFFECTED LOANS DURING SUCH INTEREST PERIOD,

THE US ADMINISTRATIVE AGENT SHALL GIVE TELECOPY OR TELEPHONIC NOTICE (TO BE CONFIRMED IN WRITING) THEREOF TO THE COMPANY AND THE US$ LENDERS AS SOON AS PRACTICABLE THEREAFTER. IF SUCH NOTICE IS GIVEN (X) ANY EURODOLLAR LOANS REQUESTED TO BE MADE ON THE FIRST DAY OF SUCH INTEREST PERIOD SHALL BE MADE AS BASE RATE LOANS, (Y) ANY BASE RATE LOANS THAT WERE TO HAVE BEEN CONVERTED ON THE FIRST DAY OF SUCH INTEREST PERIOD TO EURODOLLAR LOANS SHALL BE CONVERTED TO OR CONTINUED AS BASE RATE LOANS AND (Z) ANY OUTSTANDING EURODOLLAR LOANS SHALL BE CONVERTED, ON THE FIRST DAY OF SUCH INTEREST PERIOD, TO BASE RATE LOANS. UNTIL SUCH NOTICE HAS BEEN WITHDRAWN BY THE US ADMINISTRATIVE AGENT, NO FURTHER EURODOLLAR LOANS SHALL BE MADE OR CONTINUED AS SUCH, NOR SHALL THE COMPANY HAVE THE RIGHT TO CONVERT LOANS TO EURODOLLAR LOANS.

          4.8  PRO RATA TREATMENT AND PAYMENTS.  (A)  EACH BORROWING BY EACH
               -------------------------------
BORROWER FROM THE LENDERS HEREUNDER, EACH PAYMENT BY EACH BORROWER ON ACCOUNT OF ANY COMMITMENT FEE OR ACCEPTANCE FEE HEREUNDER AND ANY REDUCTION OF THE US COMMITMENTS OR THE CANADIAN COMMITMENTS OF THE LENDERS SHALL BE MADE PRO RATA ACCORDING TO THE RESPECTIVE US COMMITMENT PERCENTAGES, IN THE CASE OF THE US$ LENDERS, AND THE RESPECTIVE C$ COMMITMENT PERCENTAGES, IN THE CASE OF THE C$ LENDERS. EACH PAYMENT (EXCLUDING PREPAYMENTS PURSUANT TO SUBSECTION 4.4(I)) BY EACH BORROWER ON ACCOUNT OF PRINCIPAL OF AND INTEREST ON THE LOANS SHALL BE MADE PRO RATA ACCORDING TO THE RESPECTIVE OUTSTANDING PRINCIPAL AMOUNTS OF THE RELEVANT LOANS THEN HELD BY THE RELEVANT LENDERS. ALL PAYMENTS (INCLUDING PREPAYMENTS) TO BE MADE BY EACH BORROWER HEREUNDER, WHETHER ON ACCOUNT OF PRINCIPAL, INTEREST, FEES OR OTHERWISE, SHALL BE MADE WITHOUT SET OFF OR COUNTERCLAIM AND SHALL BE MADE PRIOR TO 11:00 A.M., LOCAL TIME, ON THE DUE DATE THEREOF TO THE RELEVANT ADMINISTRATIVE AGENT, FOR THE ACCOUNT OF THE LENDERS, AT THE RELEVANT ADMINISTRATIVE OFFICE, IN US$ OR C$, AS THE CASE MAY BE, AND IN IMMEDIATELY AVAILABLE FUNDS. THE RELEVANT ADMINISTRATIVE AGENT SHALL DISTRIBUTE SUCH PAYMENTS TO THE RELEVANT LENDERS PROMPTLY UPON RECEIPT IN LIKE FUNDS AS RECEIVED, BUT THE RELEVANT BORROWER SHALL HAVE SATISFIED ITS PAYMENT OBLIGATION HEREUNDER UPON PAYMENT TO THE RELEVANT ADMINISTRATIVE AGENT, REGARDLESS OF WHETHER SUCH ADMINISTRATIVE AGENT DISTRIBUTES SUCH PAYMENTS AS REQUIRED HEREUNDER. IF ANY PAYMENT HEREUNDER BECOMES DUE AND PAYABLE ON A DAY OTHER THAN A BUSINESS DAY, SUCH PAYMENT SHALL BE EXTENDED TO THE NEXT SUCCEEDING BUSINESS DAY, AND, WITH RESPECT TO PAYMENTS OF PRINCIPAL, INTEREST THEREON SHALL BE PAYABLE AT THE THEN APPLICABLE RATE DURING SUCH EXTENSION.

          (B) UNLESS THE RELEVANT ADMINISTRATIVE AGENT SHALL HAVE RECEIVED NOTICE FROM A LENDER PRIOR TO 11:00 A.M., LOCAL TIME, ON ANY BORROWING DATE THAT SUCH LENDER WILL NOT MAKE AVAILABLE TO SUCH ADMINISTRATIVE AGENT SUCH LENDER'S SHARE OF THE BORROWING REQUESTED TO BE MADE ON SUCH BORROWING DATE, SUCH ADMINISTRATIVE AGENT MAY ASSUME THAT SUCH LENDER HAS MADE ITS SHARE OF SUCH BORROWING AVAILABLE TO SUCH ADMINISTRATIVE AGENT ON SUCH BORROWING DATE, AND SUCH ADMINISTRATIVE AGENT MAY, IN RELIANCE UPON SUCH ASSUMPTION, MAKE AVAILABLE TO THE RELEVANT BORROWER ON SUCH BORROWING DATE A CORRESPONDING AMOUNT. IF SUCH ADMINISTRATIVE AGENT DOES, IN SUCH CIRCUMSTANCES, MAKE AVAILABLE TO SUCH BORROWER SUCH AMOUNT, SUCH LENDER SHALL WITHIN THREE BUSINESS DAYS FOLLOWING SUCH BORROWING DATE MAKE ITS SHARE OF SUCH BORROWING AVAILABLE TO SUCH ADMINISTRATIVE AGENT, TOGETHER WITH INTEREST THEREON FOR EACH DAY FROM AND INCLUDING SUCH BORROWING DATE THAT ITS SHARE OF SUCH BORROWING WAS NOT MADE AVAILABLE, TO BUT EXCLUDING THE DATE SUCH LENDER MAKES ITS SHARE OF SUCH BORROWING AVAILABLE TO SUCH ADMINISTRATIVE AGENT, AT THE FEDERAL FUNDS RATE (IN THE CASE OF US$ LOANS) OR AT THE THEN EFFECTIVE CDOR RATE (IN THE CASE OF C$ LOANS). IF SUCH AMOUNT IS SO MADE AVAILABLE, SUCH PAYMENT TO SUCH ADMINISTRATIVE AGENT SHALL CONSTITUTE SUCH LENDER'S LOAN ON SUCH BORROWING DATE FOR ALL PURPOSES OF THIS AGREEMENT. A CERTIFICATE OF SUCH ADMINISTRATIVE AGENT SUBMITTED TO ANY LENDER WITH RESPECT TO ANY AMOUNTS OWING UNDER THIS SUBSECTION SHALL BE PRIMA FACIE EVIDENCE OF SUCH AMOUNTS. IF SUCH AMOUNT IS NOT SO MADE AVAILABLE TO SUCH ADMINISTRATIVE AGENT BY SUCH LENDER WITHIN THREE BUSINESS DAYS OF SUCH BORROWING DATE, SUCH ADMINISTRATIVE AGENT SHALL ALSO BE ENTITLED TO RECOVER SUCH AMOUNT WITH INTEREST THEREON AT THE RATE PER ANNUM APPLICABLE TO BASE RATE LOANS HEREUNDER, ON DEMAND, FROM THE RELEVANT LENDER. NOTHING CONTAINED IN THIS SUBSECTION 4.8(B) SHALL RELIEVE ANY LENDER WHICH HAS FAILED TO MAKE AVAILABLE ITS SHARE OF ANY BORROWING HEREUNDER FROM ITS OBLIGATION TO DO SO IN ACCORDANCE WITH THE TERMS HEREOF OR PREJUDICE ANY RIGHTS WHICH THE RELEVANT BORROWER MAY HAVE AGAINST ANY LENDER AS A RESULT OF ANY DEFAULT BY SUCH LENDER TO MAKE LOANS.

          (C) THE FAILURE OF ANY LENDER TO MAKE THE LOAN TO BE MADE BY IT ON ANY BORROWING DATE SHALL NOT RELIEVE ANY OTHER LENDER OF ITS OBLIGATION, IF ANY, HEREUNDER TO MAKE ITS LOAN ON SUCH BORROWING DATE, BUT NO LENDER SHALL BE RESPONSIBLE FOR THE FAILURE OF ANY OTHER LENDER TO MAKE THE LOAN TO BE MADE BY SUCH OTHER LENDER ON SUCH BORROWING DATE.

          4.9  ILLEGALITY.  NOTWITHSTANDING ANY OTHER PROVISION HEREIN, IF THE
               ----------
ADOPTION OF OR ANY CHANGE IN ANY REQUIREMENT OF LAW OR IN THE INTERPRETATION OR APPLICATION THEREOF SHALL MAKE IT UNLAWFUL FOR ANY LENDER TO MAKE OR MAINTAIN EURODOLLAR LOANS AS CONTEMPLATED BY THIS AGREEMENT, (A) THE COMMITMENT OF SUCH LENDER HEREUNDER TO MAKE EURODOLLAR LOANS, CONTINUE EURODOLLAR LOANS AS SUCH AND CONVERT BASE RATE LOANS TO EURODOLLAR LOANS SHALL FORTHWITH BE CANCELED AND (B) SUCH LENDER'S LOANS THEN OUTSTANDING AS EURODOLLAR LOANS, IF ANY, SHALL BE CONVERTED AUTOMATICALLY TO BASE RATE LOANS ON THE RESPECTIVE LAST DAYS OF THE THEN CURRENT

INTEREST PERIODS WITH RESPECT TO SUCH LOANS OR WITHIN SUCH EARLIER PERIOD AS REQUIRED BY LAW. IF ANY SUCH CONVERSION OF A EURODOLLAR LOAN OCCURS ON A DAY WHICH IS NOT THE LAST DAY OF THE THEN CURRENT INTEREST PERIOD WITH RESPECT THERETO, THE COMPANY SHALL PAY TO SUCH LENDER SUCH AMOUNTS, IF ANY, AS MAY BE REQUIRED PURSUANT TO SUBSECTION 4.12.

          4.10   REQUIREMENTS OF LAW.  (A)  IF THE ADOPTION OF OR ANY CHANGE IN
                 -------------------
ANY REQUIREMENT OF LAW OR IN THE INTERPRETATION OR APPLICATION THEREOF OR COMPLIANCE BY ANY LENDER WITH ANY REQUEST OR DIRECTIVE (WHETHER OR NOT HAVING THE FORCE OF LAW) FROM ANY CENTRAL BANK OR OTHER GOVERNMENTAL AUTHORITY MADE SUBSEQUENT TO THE DATE HEREOF:

          (I) SHALL SUBJECT ANY LENDER TO, OR CAUSE THE WITHDRAWAL OR TERMINATION OF A PREVIOUSLY GRANTED EXEMPTION WITH RESPECT TO, ANY TAX OF ANY KIND WHATSOEVER, OR CHANGE THE BASIS OF TAXATION OF, OR INCREASE ANY EXISTING TAX ON, PAYMENTS OF PRINCIPAL, INTEREST, FEES OR OTHER AMOUNTS PAYABLE BY EITHER BORROWER TO SUCH LENDER UNDER THIS AGREEMENT OR ANY LETTER OF CREDIT (EXCEPT FOR TAXES ON THE OVERALL RECEIPTS OR OVERALL NET INCOME OR CAPITAL OF SUCH LENDER, AND ANY RELATED SURTAXES, OR TAXES FOR WHICH SUCH LENDER IS BEING FULLY COMPENSATED UNDER SUBSECTION 4.11);

          (II)   SHALL IMPOSE, MODIFY OR HOLD APPLICABLE ANY RESERVE,
     SPECIAL DEPOSIT, COMPULSORY LOAN OR SIMILAR REQUIREMENT AGAINST ASSETS HELD BY, DEPOSITS OR OTHER LIABILITIES IN OR FOR THE ACCOUNT OF, ADVANCES, LOANS OR OTHER EXTENSIONS OF CREDIT BY, OR ANY OTHER ACQUISITION OF FUNDS BY, ANY OFFICE OF SUCH LENDER WHICH IS NOT OTHERWISE INCLUDED IN THE DETERMINATION OF THE EURODOLLAR RATE HEREUNDER; OR

          (III)  SHALL IMPOSE ON SUCH LENDER ANY OTHER CONDITION;

AND THE RESULT OF ANY OF THE FOREGOING IS TO INCREASE THE COST TO SUCH LENDER, BY AN AMOUNT WHICH SUCH LENDER DEEMS TO BE MATERIAL, OF MAKING, CONVERTING INTO, CONTINUING OR MAINTAINING EURODOLLAR LOANS OR TO REDUCE ANY AMOUNT RECEIVABLE HEREUNDER OR IN RESPECT THEREOF OR UNDER OR IN RESPECT OF ANY LETTER OF CREDIT, THEN, IN ANY SUCH CASE, THE RELEVANT BORROWER SHALL PROMPTLY PAY SUCH LENDER, UPON WRITTEN DEMAND THEREFOR, SUCH ADDITIONAL AMOUNT OR AMOUNTS AS WILL COMPENSATE SUCH LENDER FOR SUCH INCREASED COST OR REDUCED AMOUNT RECEIVABLE; PROVIDED, THAT SUCH BORROWER SHALL NOT BE REQUIRED TO PAY ANY LENDER ANY SUCH
--------
ADDITIONAL AMOUNT IF SUCH ADDITIONAL AMOUNT ARISES (X) IN THE CASE OF US$ LOANS MADE TO THE COMPANY, AS A CONSEQUENCE OF SUCH LENDER'S FAILURE TO MEET THE REQUIREMENTS OF SUBSECTION 4.11(B) OR (Y) IN THE CASE OF C$ LOANS MADE TO THE CANADIAN BORROWER, AS A RESULT OF SUCH LENDER'S FAILURE TO BE A PERSON RESIDENT IN CANADA FOR THE PURPOSES OF THE INCOME TAX ACT (CANADA).
                                  --------------

          (B) IF THE ADOPTION OF OR ANY CHANGE IN ANY REQUIREMENT OF LAW REGARDING CAPITAL ADEQUACY OR IN THE INTERPRETATION OR APPLICATION THEREOF BY ANY GOVERNMENTAL AUTHORITY OR COMPLIANCE BY ANY LENDER OR ANY CORPORATION CONTROLLING SUCH LENDER WITH ANY REQUEST OR DIRECTIVE REGARDING CAPITAL ADEQUACY (WHETHER OR NOT HAVING THE FORCE OF LAW) FROM ANY GOVERNMENTAL AUTHORITY MADE SUBSEQUENT TO THE DATE HEREOF SHALL HAVE THE EFFECT OF REDUCING THE RATE OF RETURN ON SUCH LENDER'S OR SUCH CORPORATION'S CAPITAL AS A CONSEQUENCE OF ITS OBLIGATIONS HEREUNDER TO A LEVEL BELOW THAT WHICH SUCH LENDER OR SUCH CORPORATION COULD HAVE ACHIEVED BUT FOR SUCH ADOPTION, CHANGE OR COMPLIANCE (TAKING INTO CONSIDERATION SUCH LENDER'S OR SUCH CORPORATION'S POLICIES WITH RESPECT TO CAPITAL ADEQUACY) BY AN AMOUNT DEEMED BY SUCH LENDER TO BE MATERIAL, THEN FROM TIME TO TIME, THE BORROWERS SHALL PROMPTLY PAY TO SUCH LENDER, UPON WRITTEN DEMAND THEREFOR, SUCH ADDITIONAL AMOUNT OR AMOUNTS AS WILL COMPENSATE SUCH LENDER FOR SUCH REDUCED RATE OF RETURN. IN DETERMINING SUCH ADDITIONAL AMOUNTS, EACH LENDER WILL ACT REASONABLY AND IN GOOD FAITH AND WILL USE AVERAGING AND ATTRIBUTION METHODS WHICH ARE REASONABLE AND WHICH WILL, TO THE EXTENT THE REDUCED RATE OF RETURN RELATES TO SUCH LENDER'S LOANS OR COMMITMENTS IN GENERAL AND ARE NOT SPECIFICALLY ATTRIBUTABLE TO LOANS OR COMMITMENTS HEREUNDER, BE CALCULATED WITH RESPECT TO ALL LOANS OR COMMITMENTS SIMILAR TO THE LOANS OR COMMITMENTS MADE BY SUCH LENDER HEREUNDER WHETHER OR NOT THE LOAN DOCUMENTATION FOR SUCH OTHER LOANS OR COMMITMENTS PERMITS THE LENDER TO CHARGE THE RESPECTIVE BORROWER ON A BASIS SIMILAR TO THAT PROVIDED IN THIS SUBSECTION 4.10.

          (C) IF ANY LENDER BECOMES ENTITLED TO CLAIM ANY ADDITIONAL AMOUNTS PURSUANT TO THIS SUBSECTION, IT SHALL PROMPTLY NOTIFY THE RELEVANT BORROWER (WITH A COPY TO THE RELEVANT ADMINISTRATIVE AGENT) OF THE EVENT BY REASON OF WHICH IT HAS BECOME SO ENTITLED. A CERTIFICATE AS TO ANY ADDITIONAL AMOUNTS PAYABLE PURSUANT TO THIS SUBSECTION SUBMITTED BY SUCH LENDER TO SUCH BORROWER (WITH A COPY TO THE RELEVANT ADMINISTRATIVE AGENT), SHOWING IN REASONABLE DETAIL THE BASIS FOR THE CALCULATION THEREOF, SHALL BE PRIMA FACIE EVIDENCE OF SUCH ADDITIONAL AMOUNTS PAYABLE. THE AGREEMENTS IN THIS SUBSECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER.

          4.11  TAXES.  (A)  ALL PAYMENTS MADE BY ANY LOAN PARTY UNDER THIS
                -----
AGREEMENT AND ANY NOTES SHALL BE MADE FREE AND CLEAR OF, AND WITHOUT DEDUCTION OR WITHHOLDING FOR OR ON ACCOUNT OF, ANY PRESENT OR FUTURE INCOME, STAMP OR OTHER TAXES, LEVIES, IMPOSTS, DUTIES, CHARGES, FEES, DEDUCTIONS OR WITHHOLDINGS, NOW OR HEREAFTER IMPOSED, LEVIED, COLLECTED, WITHHELD OR ASSESSED BY ANY GOVERNMENTAL AUTHORITY, EXCLUDING GROSS OR NET INCOME OR GROSS RECEIPTS TAXES, AD VALOREM TAXES, PERSONAL PROPERTY AND/OR SALES TAXES AND FRANCHISE TAXES (IMPOSED IN LIEU OF NET INCOME TAXES) IMPOSED ON EITHER ADMINISTRATIVE AGENT OR ANY LENDER AS A RESULT OF A PRESENT OR FORMER CONNECTION BETWEEN EITHER ADMINISTRATIVE AGENT OR SUCH LENDER AND THE JURISDICTION OF THE GOVERNMENTAL AUTHORITY IMPOSING SUCH TAX OR ANY POLITICAL SUBDIVISION OR TAXING AUTHORITY THEREOF OR THEREIN (OTHER THAN ANY SUCH CONNECTION ARISING SOLELY FROM SUCH

ADMINISTRATIVE AGENT OR SUCH LENDER HAVING EXECUTED, DELIVERED OR PERFORMED ITS OBLIGATIONS OR RECEIVED A PAYMENT UNDER, OR ENFORCED, THIS AGREEMENT OR ANY
NOTE). IF ANY SUCH NON-EXCLUDED TAXES, LEVIES, IMPOSTS, DUTIES, CHARGES, FEES DEDUCTIONS OR WITHHOLDINGS ("NON-EXCLUDED TAXES") ARE REQUIRED TO BE WITHHELD
                             ------------------
FROM ANY AMOUNTS PAYABLE TO EITHER ADMINISTRATIVE AGENT OR ANY LENDER HEREUNDER OR UNDER ANY NOTE, THE AMOUNTS SO PAYABLE TO SUCH ADMINISTRATIVE AGENT OR SUCH LENDER SHALL BE INCREASED TO THE EXTENT NECESSARY TO YIELD TO SUCH ADMINISTRATIVE AGENT OR SUCH LENDER (AFTER PAYMENT OF ALL NON-EXCLUDED TAXES) INTEREST OR ANY SUCH OTHER AMOUNTS PAYABLE HEREUNDER AT THE RATES OR IN THE AMOUNTS SPECIFIED IN THIS AGREEMENT, PROVIDED, HOWEVER, THAT NO LOAN PARTY SHALL
                                     --------  -------
BE REQUIRED TO INCREASE ANY SUCH AMOUNTS PAYABLE TO EITHER ADMINISTRATIVE AGENT, ANY LENDER OR ANY HOLDER OF BANKERS' ACCEPTANCES IF SUCH INCREASED AMOUNT ARISES AS A RESULT OF (I) IN THE CASE OF AMOUNTS PAYABLE BY THE COMPANY WITH RESPECT TO US$ LOANS, SUCH LENDER'S FAILURE TO COMPLY WITH ANY APPLICABLE REQUIREMENTS OF SUBSECTION 4.11(B), INCLUDING A MATERIAL FAILURE OF ANY STATEMENT OR CERTIFICATION GIVEN PURSUANT TO SUBSECTION 4.11(B) TO BE TRUE FOR ANY REASON OTHER THAN A CHANGE IN UNITED STATES FEDERAL INCOME TAX LAW OR AN AMENDMENT, MODIFICATION OR REVOCATION OF AN APPLICABLE DOUBLE TAX TREATY OR (II) IN THE CASE OF AMOUNTS PAYABLE BY ANY CANADIAN BORROWER WITH RESPECT TO C$ LOANS, THE FAILURE OF SUCH C$ LENDER, THE CANADIAN ADMINISTRATIVE AGENT OR ANY HOLDER OF BANKERS' ACCEPTANCES TO BE A PERSON RESIDENT IN CANADA FOR THE PURPOSES OF THE INCOME TAX ACT (CANADA). EACH LOAN PARTY SHALL ALSO INDEMNIFY EACH
--------------
ADMINISTRATIVE AGENT AND EACH LENDER ON AN AFTER-TAX BASIS FOR ANY ADDITIONAL TAXES ON NET INCOME WHICH SUCH ADMINISTRATIVE AGENT OR SUCH LENDER, AS THE CASE MAY BE, MAY BE OBLIGATED TO PAY AS A RESULT OF THE RECEIPT OF ADDITIONAL AMOUNTS UNDER THIS SUBSECTION 4.11(A). WHENEVER ANY NON-EXCLUDED TAXES ARE PAYABLE BY ANY LOAN PARTY, AS PROMPTLY AS POSSIBLE THEREAFTER BUT IN ANY EVENT WITHIN 45 DAYS AFTER THE DATE OF PAYMENT SUCH LOAN PARTY SHALL SEND TO THE RELEVANT ADMINISTRATIVE AGENT FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH LENDER, AS THE CASE MAY BE, A CERTIFIED COPY OF AN ORIGINAL OFFICIAL RECEIPT RECEIVED BY SUCH LOAN PARTY SHOWING PAYMENT THEREOF. IF ANY LOAN PARTY FAILS TO PAY ANY NON-EXCLUDED TAXES WHEN DUE TO THE APPROPRIATE TAXING AUTHORITY OR FAILS TO REMIT TO THE RELEVANT ADMINISTRATIVE AGENT THE REQUIRED RECEIPTS OR OTHER REQUIRED DOCUMENTARY EVIDENCE, SUCH LOAN PARTY SHALL INDEMNIFY SUCH ADMINISTRATIVE AGENT AND THE LENDERS FOR ANY INCREMENTAL TAXES, INTEREST OR PENALTIES THAT MAY BECOME PAYABLE BY SUCH ADMINISTRATIVE AGENT OR ANY LENDER AS A RESULT OF ANY SUCH FAILURE. THE AGREEMENTS IN THIS SUBSECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER.

               (B) EACH LENDER THAT IS NOT INCORPORATED UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR A STATE THEREOF SHALL:

               (I) DELIVER TO THE COMPANY AND THE US ADMINISTRATIVE AGENT (A) TWO ORIGINAL SIGNED COPIES OF UNITED STATES INTERNAL REVENUE SERVICE FORM 1001 OR 4224, OR SUCCESSOR APPLICABLE FORM, AS THE CASE MAY BE, AND (B) TWO ACCURATE AND COMPLETE

     ORIGINAL SIGNED COPIES OF INTERNAL REVENUE SERVICE FORM W-8 OR W-9, OR SUCCESSOR APPLICABLE FORM, AS THE CASE MAY BE;

               (II) DELIVER TO THE COMPANY AND THE US ADMINISTRATIVE AGENT TWO FURTHER COPIES OF ANY SUCH FORM OR CERTIFICATION ON OR BEFORE THE DATE THAT ANY SUCH FORM OR CERTIFICATION EXPIRES OR BECOMES OBSOLETE AND AFTER THE OCCURRENCE OF ANY EVENT REQUIRING A CHANGE IN THE MOST RECENT FORM PREVIOUSLY DELIVERED BY IT TO THE COMPANY; AND

               (III) OBTAIN SUCH EXTENSIONS OF TIME FOR FILING AND COMPLETE SUCH FORMS OR CERTIFICATIONS AS MAY REASONABLY BE REQUESTED BY THE COMPANY OR THE US ADMINISTRATIVE AGENT;

UNLESS IN ANY SUCH CASE AN EVENT (INCLUDING, WITHOUT LIMITATION, ANY CHANGE IN TREATY, LAW OR REGULATION) HAS OCCURRED PRIOR TO THE DATE ON WHICH ANY SUCH DELIVERY WOULD OTHERWISE BE REQUIRED WHICH RENDERS ALL SUCH FORMS INAPPLICABLE OR WHICH WOULD PREVENT SUCH LENDER FROM DULY COMPLETING AND DELIVERING ANY SUCH FORM WITH RESPECT TO IT AND SUCH LENDER SO ADVISES THE COMPANY AND THE US ADMINISTRATIVE AGENT. SUCH LENDER SHALL CERTIFY (I) IN THE CASE OF A FORM 1001 OR 4224, THAT IT IS ENTITLED TO RECEIVE PAYMENTS UNDER THIS AGREEMENT WITHOUT DEDUCTION OR WITHHOLDING OF ANY UNITED STATES FEDERAL INCOME TAXES AND (II) IN THE CASE OF A FORM W-8 OR W-9, THAT IT IS ENTITLED TO AN EXEMPTION FROM UNITED STATES BACKUP WITHHOLDING TAX. EACH PERSON THAT SHALL BECOME A LENDER OR A PARTICIPANT PURSUANT TO SUBSECTION 11.6 SHALL, UPON THE EFFECTIVENESS OF THE RELATED TRANSFER, BE REQUIRED TO PROVIDE ALL OF THE FORMS AND STATEMENTS REQUIRED PURSUANT TO THIS SUBSECTION, PROVIDED THAT IN THE CASE OF A PARTICIPANT
                                      --------
SUCH PARTICIPANT SHALL FURNISH ALL SUCH REQUIRED FORMS AND STATEMENTS TO THE LENDER FROM WHICH THE RELATED PARTICIPATION SHALL HAVE BEEN PURCHASED.

               4.12   INDEMNITY. EACH BORROWER AGREES TO INDEMNIFY EACH LENDER
                      ---------
AND TO HOLD EACH LENDER HARMLESS FROM ANY LOSS OR EXPENSE WHICH SUCH LENDER MAY SUSTAIN OR INCUR AS A CONSEQUENCE OF (A) DEFAULT BY SUCH BORROWER IN MAKING A BORROWING OF, CONVERSION INTO OR CONTINUATION OF EURODOLLAR LOANS AFTER SUCH BORROWER HAS GIVEN A NOTICE REQUESTING THE SAME IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, (B) DEFAULT BY SUCH BORROWER IN MAKING ANY PREPAYMENT OF EURODOLLAR LOANS AFTER SUCH BORROWER HAS GIVEN A NOTICE THEREOF IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT, (C) THE MAKING OF A PREPAYMENT OF EURODOLLAR LOANS ON A DAY WHICH IS NOT THE LAST DAY OF AN INTEREST PERIOD WITH RESPECT THERETO OR (D) REPAYMENT OF ANY BANKERS' ACCEPTANCE PRIOR TO ITS MATURITY DATE. SUCH INDEMNIFICATION MAY INCLUDE AN AMOUNT EQUAL TO THE EXCESS, IF ANY, OF (I) THE AMOUNT OF INTEREST WHICH WOULD HAVE ACCRUED ON THE AMOUNT SO PREPAID, OR NOT SO BORROWED, CONVERTED OR CONTINUED, FOR THE PERIOD FROM THE DATE OF SUCH PREPAYMENT OR OF SUCH FAILURE TO BORROW, CONVERT OR CONTINUE TO THE LAST DAY OF SUCH INTEREST PERIOD (OR, IN THE CASE OF A FAILURE TO BORROW, CONVERT OR CONTINUE, THE INTEREST PERIOD THAT WOULD HAVE COMMENCED ON THE DATE OF SUCH FAILURE) IN EACH CASE AT THE APPLICABLE RATE OF INTEREST FOR SUCH LOANS PROVIDED FOR HEREIN (EXCLUDING, HOWEVER, THE APPLICABLE MARGIN

INCLUDED THEREIN, IF ANY) OVER (II) THE AMOUNT OF INTEREST (AS REASONABLY DETERMINED BY SUCH LENDER) WHICH WOULD HAVE ACCRUED TO SUCH LENDER ON SUCH AMOUNT BY PLACING SUCH AMOUNT ON DEPOSIT FOR A COMPARABLE PERIOD WITH LEADING BANKS IN THE INTERBANK EURODOLLAR MARKET. THIS COVENANT SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER.

          4.13  CHANGE OF LENDING OFFICE.  EACH LENDER AGREES THAT IF IT MAKES
                ------------------------
ANY DEMAND FOR PAYMENT UNDER SUBSECTION 4.10 OR 4.11(A), OR IF ANY ADOPTION OR CHANGE OF THE TYPE DESCRIBED IN SUBSECTION 4.9 SHALL OCCUR WITH RESPECT TO IT, IT WILL USE REASONABLE EFFORTS (CONSISTENT WITH ITS INTERNAL POLICY AND LEGAL AND REGULATORY RESTRICTIONS AND SO LONG AS SUCH EFFORTS WOULD NOT BE DISADVANTAGEOUS TO IT, AS DETERMINED IN ITS SOLE DISCRETION) TO DESIGNATE A DIFFERENT LENDING OFFICE IF THE MAKING OF SUCH A DESIGNATION WOULD REDUCE OR OBVIATE THE NEED FOR THE COMPANY TO MAKE PAYMENTS UNDER SUBSECTION 4.10 OR 4.11(A), OR WOULD ELIMINATE OR REDUCE THE EFFECT OF ANY ADOPTION OR CHANGE DESCRIBED IN SUBSECTION 4.9.

                   SECTION 5.  REPRESENTATIONS AND WARRANTIES

          TO INDUCE THE ADMINISTRATIVE AGENTS AND THE LENDERS TO ENTER INTO THIS AGREEMENT AND TO MAKE THE LOANS AND ISSUE OR PARTICIPATE IN THE LETTERS OF CREDIT, THE COMPANY HEREBY REPRESENTS AND WARRANTS TO THE ADMINISTRATIVE AGENTS AND EACH LENDER THAT:

          5.1  FINANCIAL CONDITION.  THE CONSOLIDATED BALANCE SHEET OF THE
               -------------------
COMPANY AND ITS CONSOLIDATED SUBSIDIARIES AS AT DECEMBER 31, 1997 AND THE RELATED CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS AND CHANGES IN CASH FLOWS FOR THE FISCAL YEAR ENDED ON SUCH DATE, REPORTED ON BY ARTHUR ANDERSEN LLP, COPIES OF WHICH HAVE HERETOFORE BEEN FURNISHED TO EACH LENDER, ARE COMPLETE AND CORRECT AND PRESENT FAIRLY IN ACCORDANCE WITH GAAP THE CONSOLIDATED FINANCIAL POSITION OF THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES AS AT SUCH DATE, AND THE CONSOLIDATED RESULTS OF THEIR OPERATIONS AND THEIR CONSOLIDATED CASH FLOWS FOR THE FISCAL YEAR THEN ENDED. THE UNAUDITED CONSOLIDATED BALANCE SHEET OF THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES AS AT SEPTEMBER 30, 1998, AND THE RELATED UNAUDITED CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS AND CHANGES IN CASH FLOWS FOR THE THREE-MONTH PERIOD ENDED ON SUCH DATE, CERTIFIED BY A RESPONSIBLE OFFICER, COPIES OF WHICH HAVE HERETOFORE BEEN FURNISHED TO EACH LENDER, ARE COMPLETE AND CORRECT AND PRESENT FAIRLY IN ACCORDANCE WITH GAAP THE CONSOLIDATED FINANCIAL POSITION OF THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES AS AT SUCH DATE, AND THE CONSOLIDATED RESULTS OF THEIR OPERATIONS AND THEIR CONSOLIDATED CASH FLOWS FOR THE THREE-MONTH PERIOD THEN ENDED (SUBJECT TO NORMAL YEAR-END AUDIT ADJUSTMENTS). ALL SUCH FINANCIAL STATEMENTS, INCLUDING THE RELATED SCHEDULES AND NOTES THERETO, HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP APPLIED CONSISTENTLY THROUGHOUT THE PERIODS INVOLVED (EXCEPT AS APPROVED BY SUCH ACCOUNTANTS OR RESPONSIBLE OFFICER, AS THE CASE

MAY BE, AND AS DISCLOSED THEREIN). NEITHER THE COMPANY NOR ANY OF ITS CONSOLIDATED SUBSIDIARIES HAD, AT THE DATE OF THE MOST RECENT BALANCE SHEET REFERRED TO ABOVE, ANY MATERIAL GUARANTEE OBLIGATION, CONTINGENT LIABILITY OR LIABILITY FOR TAXES, OR ANY LONG-TERM LEASE OR UNUSUAL FORWARD OR LONG-TERM COMMITMENT, INCLUDING, WITHOUT LIMITATION, ANY INTEREST RATE OR FOREIGN CURRENCY SWAP OR EXCHANGE TRANSACTION, WHICH IS NOT REFLECTED IN THE FOREGOING STATEMENTS OR IN THE NOTES THERETO. EXCEPT AS SET FORTH ON SCHEDULE 5.1, DURING THE PERIOD FROM DECEMBER 31, 1997 TO AND INCLUDING THE DATE HEREOF THERE HAS BEEN NO SALE, TRANSFER OR OTHER DISPOSITION BY THE COMPANY OR ANY OF ITS CONSOLIDATED SUBSIDIARIES OF ANY MATERIAL PART OF ITS BUSINESS OR PROPERTY AND NO PURCHASE OR OTHER ACQUISITION OF ANY BUSINESS OR PROPERTY (INCLUDING ANY CAPITAL STOCK OF ANY OTHER PERSON) MATERIAL IN RELATION TO THE CONSOLIDATED FINANCIAL CONDITION OF THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES AT DECEMBER 31, 1997.

          5.2  NO CHANGE.  (A) EXCEPT AS SET FORTH ON SCHEDULE 5.2, SINCE
               ---------
DECEMBER 31, 1997 THERE HAS BEEN NO DEVELOPMENT OR EVENT WHICH HAS HAD OR COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT, AND (B) EXCEPT AS PERMITTED BY THE EXISTING CREDIT AGREEMENT, DURING THE PERIOD FROM DECEMBER 31, 1997 TO AND INCLUDING THE DATE HEREOF NO DIVIDENDS OR OTHER DISTRIBUTIONS HAVE BEEN DECLARED, PAID OR MADE UPON THE CAPITAL STOCK OF THE COMPANY NOR HAS ANY OF THE CAPITAL STOCK OF THE COMPANY BEEN REDEEMED, RETIRED, PURCHASED OR OTHERWISE ACQUIRED FOR VALUE BY THE COMPANY OR ANY OF ITS SUBSIDIARIES OTHER THAN IN CONNECTION WITH THE STOCK RECAPITALIZATION.

          5.3  CORPORATE EXISTENCE; COMPLIANCE WITH LAW.  EACH OF THE COMPANY
               ----------------------------------------
AND ITS SUBSIDIARIES (A) IS DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE JURISDICTION OF ITS ORGANIZATION OR FORMATION,
(B) HAS THE POWER AND AUTHORITY, AND THE LEGAL RIGHT, TO OWN AND OPERATE ITS PROPERTY, TO LEASE THE PROPERTY IT OPERATES AS LESSEE AND TO CONDUCT THE BUSINESS IN WHICH IT IS CURRENTLY ENGAGED, (C) IS DULY QUALIFIED AS A FOREIGN CORPORATION OR AN EXTRAPROVINCIAL CORPORATION AND IN GOOD STANDING UNDER THE LAWS OF EACH JURISDICTION WHERE ITS OWNERSHIP, LEASE OR OPERATION OF PROPERTY OR THE CONDUCT OF ITS BUSINESS REQUIRES SUCH QUALIFICATION (EACH OF WHICH JURISDICTIONS ARE LISTED ON SCHEDULE 5.3), EXCEPT WHERE THE FAILURE TO BE SO QUALIFIED COULD NOT HAVE A MATERIAL ADVERSE EFFECT AND (D) IS IN COMPLIANCE WITH ALL REQUIREMENTS OF LAW EXCEPT TO THE EXTENT THAT THE FAILURE TO COMPLY THEREWITH COULD NOT, IN THE AGGREGATE, REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

          5.4  CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.  EACH OF
               -------------------------------------------------------
THE COMPANY AND ITS SUBSIDIARIES HAS THE CORPORATE OR PARTNERSHIP POWER AND AUTHORITY, AS APPLICABLE, AND THE LEGAL RIGHT, TO EXECUTE, DELIVER AND PERFORM THE LOAN DOCUMENTS TO WHICH IT IS A PARTY AND, IN THE CASE OF EACH BORROWER, TO BORROW HEREUNDER, AND EACH OF THE COMPANY AND ITS SUBSIDIARIES HAS TAKEN ALL NECESSARY CORPORATE OR PARTNERSHIP ACTION, AS APPLICABLE, TO AUTHORIZE THE BORROWINGS ON THE TERMS AND CONDITIONS OF THIS

AGREEMENT AND ANY NOTES AND TO AUTHORIZE THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS TO WHICH IT IS A PARTY. NO CONSENT OR AUTHORIZATION OF, FILING WITH, NOTICE TO OR OTHER ACT BY OR IN RESPECT OF, ANY GOVERNMENTAL AUTHORITY OR ANY OTHER PERSON IS REQUIRED IN CONNECTION WITH THE BORROWINGS HEREUNDER OR WITH THE EXECUTION, DELIVERY, PERFORMANCE, VALIDITY OR ENFORCEABILITY OF THE LOAN DOCUMENTS TO WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES IS A PARTY. THIS AGREEMENT HAS BEEN, AND EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY WILL BE, DULY EXECUTED AND DELIVERED ON BEHALF OF EACH LOAN PARTY. THIS AGREEMENT CONSTITUTES, AND EACH OTHER LOAN DOCUMENT WHEN EXECUTED AND DELIVERED WILL CONSTITUTE, A LEGAL, VALID AND BINDING OBLIGATION OF EACH LOAN PARTY WHICH IS A PARTY THERETO ENFORCEABLE AGAINST SUCH LOAN PARTY IN ACCORDANCE WITH ITS TERMS, EXCEPT TO THE EXTENT THAT ENFORCEABILITY THEREOF MAY BE LIMITED BY BANKRUPTCY, INSOLVENCY, FRAUDULENT CONVEYANCE, REORGANIZATION, MORATORIUM AND OTHER SIMILAR LAWS RELATING TO OR AFFECTING CREDITORS' RIGHTS GENERALLY, GENERAL EQUITABLE PRINCIPLES (WHETHER CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW) AND AN IMPLIED COVENANT OF GOOD FAITH AND FAIR DEALING.

          5.5  NO LEGAL BAR.  THE EXECUTION, DELIVERY AND PERFORMANCE OF THE
               ------------
LOAN DOCUMENTS TO WHICH EACH LOAN PARTY IS A PARTY, THE ISSUANCE OF LETTERS OF CREDIT, THE BORROWINGS HEREUNDER AND THE USE OF THE PROCEEDS THEREOF WILL NOT VIOLATE ANY REQUIREMENT OF LAW OR CONTRACTUAL OBLIGATION OF SUCH LOAN PARTY OR OF ANY OF ITS SUBSIDIARIES AND WILL NOT RESULT IN, OR REQUIRE, THE CREATION OR IMPOSITION OF ANY LIEN (EXCEPT PURSUANT TO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY) ON ANY OF ITS OR THEIR RESPECTIVE PROPERTIES OR REVENUES PURSUANT TO ANY SUCH REQUIREMENT OF LAW OR CONTRACTUAL OBLIGATION.

          5.6  NO MATERIAL LITIGATION.  NO LITIGATION, INVESTIGATION OR
               ----------------------
PROCEEDING OF OR BEFORE ANY ARBITRATOR OR GOVERNMENTAL AUTHORITY IS PENDING OR, TO THE KNOWLEDGE OF THE BORROWERS, THREATENED BY OR AGAINST EITHER BORROWER OR ANY OF ITS SUBSIDIARIES OR AGAINST ANY OF ITS OR THEIR RESPECTIVE PROPERTIES OR REVENUES (A) WITH RESPECT TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR (B) WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

          5.7  NO DEFAULT.  NEITHER BORROWER NOR ANY OF ITS SUBSIDIARIES IS IN
               ----------
DEFAULT UNDER OR WITH RESPECT TO ANY OF ITS CONTRACTUAL OBLIGATIONS IN ANY RESPECT WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT. NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING.

          5.8  OWNERSHIP OF PROPERTY; LIENS.  ALL REAL PROPERTY OWNED OR LEASED
               ----------------------------
BY EITHER BORROWER OR ANY OF ITS SUBSIDIARIES AND THE NATURE OF THE INTEREST THEREIN, IS CORRECTLY SET FORTH ON SCHEDULE 5.8. THE COMPANY AND ITS SUBSIDIARIES HAVE GOOD AND VALID TITLE TO ALL REAL PROPERTY OWNED BY THEM AND GOOD AND MERCHANTABLE TITLE TO ALL OTHER PROPERTIES OWNED BY THEM, IN EACH CASE, INCLUDING ALL PROPERTY REFLECTED IN THE BALANCE SHEETS REFERRED TO IN SUBSECTION
5.1 (EXCEPT AS SOLD OR OTHERWISE DISPOSED OF AS PERMITTED

BY THIS AGREEMENT), FREE AND CLEAR OF ALL LIENS, OTHER THAN (I) AS REFERRED TO IN SUCH BALANCE SHEETS OR IN THE NOTES THERETO OR (II) AS OTHERWISE PERMITTED BY SUBSECTION 8.1.

          5.9  INTELLECTUAL PROPERTY.  THE COMPANY AND EACH OF ITS SUBSIDIARIES
               ---------------------
OWNS, OR IS LICENSED TO USE, ALL TRADEMARKS, TRADENAMES, COPYRIGHTS, TECHNOLOGY, KNOW-HOW AND PROCESSES NECESSARY FOR THE CONDUCT OF ITS BUSINESS AS CURRENTLY CONDUCTED EXCEPT FOR THOSE THE FAILURE TO OWN OR LICENSE WHICH COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT (THE "INTELLECTUAL
                                                               ------------
PROPERTY").  NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES HAS ANY KNOWLEDGE
--------
THAT ANY CLAIM HAS BEEN ASSERTED AND IS PENDING BY ANY PERSON CHALLENGING OR QUESTIONING THE USE OF ANY SUCH INTELLECTUAL PROPERTY OR THE VALIDITY OR EFFECTIVENESS OF ANY SUCH INTELLECTUAL PROPERTY, NOR DOES THE COMPANY KNOW OF ANY VALID BASIS FOR ANY SUCH CLAIM. THE USE OF SUCH INTELLECTUAL PROPERTY BY THE COMPANY AND ITS SUBSIDIARIES DOES NOT INFRINGE ON THE RIGHTS OF ANY PERSON, EXCEPT FOR SUCH CLAIMS AND INFRINGEMENTS THAT, IN THE AGGREGATE, COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

          5.10 NO BURDENSOME RESTRICTIONS.  NO REQUIREMENT OF LAW OR
               --------------------------
CONTRACTUAL OBLIGATION OF EITHER BORROWER OR ANY OF ITS SUBSIDIARIES COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

          5.11 TAXES.  EACH OF THE COMPANY AND ITS SUBSIDIARIES HAS FILED OR
               -----
CAUSED TO BE FILED ALL TAX RETURNS WHICH, TO THE KNOWLEDGE OF THE COMPANY, ARE REQUIRED TO BE FILED AND HAS PAID ALL TAXES SHOWN TO BE DUE AND PAYABLE ON SAID RETURNS OR ON ANY ASSESSMENTS MADE AGAINST IT OR ANY OF ITS PROPERTY AND ALL OTHER TAXES, FEES OR OTHER CHARGES IMPOSED ON IT OR ANY OF ITS PROPERTY BY ANY GOVERNMENTAL AUTHORITY (OTHER THAN AS SET FORTH ON SCHEDULE 5.11 AND ANY THE AMOUNT OR VALIDITY OF WHICH ARE CURRENTLY BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS AND WITH RESPECT TO WHICH RESERVES IN CONFORMITY WITH GAAP HAVE BEEN PROVIDED ON THE BOOKS OF THE COMPANY OR ITS SUBSIDIARIES, AS THE CASE MAY BE); NO TAX LIEN HAS BEEN FILED, AND, TO THE KNOWLEDGE OF THE COMPANY, NO CLAIM IS BEING ASSERTED, WITH RESPECT TO ANY SUCH TAX, FEE OR OTHER CHARGE.

          5.12 MARGIN REGULATIONS.  NO PART OF THE PROCEEDS OF ANY LOANS WILL
               ------------------
BE USED TO PURCHASE OR CARRY ANY MARGIN STOCK (AS DEFINED IN REGULATION G, T, U OR X) OR TO EXTEND CREDIT FOR THE PURPOSE OF PURCHASING OR CARRYING ANY MARGIN STOCK. NEITHER THE MAKING OF ANY LOAN, THE CREATION OF ANY BANKERS ACCEPTANCE OR THE PURCHASE OF ANY DRAFT NOR THE USE OF THE PROCEEDS THEREOF WILL VIOLATE OR BE INCONSISTENT WITH THE PROVISIONS OF REGULATION G, T, U OR X OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM.

          5.13 ERISA; CANADIAN PENSION PLANS.  (A) NEITHER A REPORTABLE EVENT
               -----------------------------
NOR AN "ACCUMULATED FUNDING DEFICIENCY" (WITHIN THE MEANING OF SECTION 412 OF THE CODE OR SECTION 302 OF ERISA) HAS OCCURRED DURING THE FIVE-YEAR PERIOD PRIOR TO THE DATE ON WHICH THIS REPRESENTATION IS MADE OR DEEMED MADE WITH RESPECT TO ANY PLAN, AND EACH PLAN HAS COMPLIED IN ALL MATERIAL RESPECTS WITH THE APPLICABLE

PROVISIONS OF ERISA AND THE CODE. NO TERMINATION OF A SINGLE EMPLOYER PLAN HAS OCCURRED, AND NO LIEN IN FAVOR OF THE PBGC OR A PLAN HAS ARISEN, DURING SUCH FIVE-YEAR PERIOD. THE PRESENT VALUE OF ALL ACCRUED BENEFITS UNDER EACH SINGLE EMPLOYER PLAN (BASED ON THOSE ASSUMPTIONS USED TO FUND SUCH PLANS) DID NOT, AS OF THE LAST ANNUAL VALUATION DATE PRIOR TO THE DATE ON WHICH THIS REPRESENTATION IS MADE OR DEEMED MADE, EXCEED THE VALUE OF THE ASSETS OF SUCH PLAN ALLOCABLE TO SUCH ACCRUED BENEFITS. NEITHER THE COMPANY NOR ANY COMMONLY CONTROLLED ENTITY HAS HAD A COMPLETE OR PARTIAL WITHDRAWAL FROM ANY MULTIEMPLOYER PLAN, AND NEITHER THE COMPANY NOR ANY COMMONLY CONTROLLED ENTITY WOULD BECOME SUBJECT TO ANY LIABILITY UNDER ERISA IF THE COMPANY OR ANY SUCH COMMONLY CONTROLLED ENTITY WERE TO WITHDRAW COMPLETELY FROM ALL MULTIEMPLOYER PLANS IN WHICH IT PARTICIPATES AS OF THE VALUATION DATE MOST CLOSELY PRECEDING THE DATE ON WHICH THIS REPRESENTATION IS MADE OR DEEMED MADE. NO SUCH MULTIEMPLOYER PLAN IS IN REORGANIZATION OR INSOLVENT.

          (B) EACH CANADIAN PENSION PLAN IS IN SUBSTANTIAL COMPLIANCE WITH ALL APPLICABLE PENSION BENEFITS AND TAX LAWS; NO CANADIAN PENSION PLAN HAS ANY UNFUNDED LIABILITIES (EITHER ON A "GOING CONCERN" OR ON A "WINDING UP" BASIS AND DETERMINED IN ACCORDANCE WITH ALL APPLICABLE LAWS AND USING ASSUMPTIONS AND METHODS THAT ARE APPROPRIATE IN THE CIRCUMSTANCES AND IN ACCORDANCE WITH GENERALLY ACCEPTED ACTUARIAL PRINCIPLES AND PRACTICES IN CANADA), ALL CONTRIBUTIONS (INCLUDING ANY SPECIAL PAYMENTS TO AMORTIZE ANY UNFUNDED LIABILITIES) REQUIRED TO BE MADE IN ACCORDANCE WITH ALL APPLICABLE LAWS AND THE TERMS OF EACH CANADIAN PENSION PLAN HAVE BEEN MADE; NO EVENT HAS OCCURRED AND NO CONDITION EXISTS WITH RESPECT TO ANY CANADIAN PENSION PLAN THAT HAS RESULTED OR COULD RESULT IN ANY CANADIAN PENSION PLAN BEING ORDERED OR REQUIRED TO BE WOUND UP IN WHOLE OR IN PART PURSUANT TO ANY APPLICABLE PENSION BENEFITS LAWS OR HAVING ITS REGISTRATION REVOKED OR REFUSED FOR THE PURPOSES OF ANY APPLICABLE PENSION BENEFITS OR TAX LAWS OR BEING PLACED UNDER THE ADMINISTRATION OF ANY RELEVANT PENSION BENEFITS REGULATORY AUTHORITY OR BEING REQUIRED TO PAY ANY TAXES OR PENALTIES UNDER ANY APPLICABLE PENSION BENEFITS OR TAX LAWS, OTHER THAN EVENTS OR CONDITIONS THAT, INDIVIDUALLY OR IN THE AGGREGATE, COULD NOT

REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT; NO ORDER HAS BEEN MADE AND NO NOTICE HAS BEEN GIVEN PURSUANT TO ANY APPLICABLE PENSION BENEFITS OR TAX LAWS IN RESPECT OF ANY CANADIAN PENSION PLAN REQUIRING (OR PROPOSING TO REQUIRE) ANY PERSON TO TAKE OR TO REFRAIN FROM TAKING ANY ACTION IN RESPECT THEREOF OR THAT THERE HAS (OR THERE ARE CIRCUMSTANCES THAT INDICATE THAT THERE HAS) BEEN A CONTRAVENTION OF ANY SUCH APPLICABLE LAWS, OTHER THAN IN RESPECT OF MATTERS THAT, INDIVIDUALLY OR IN THE AGGREGATE, COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT; NO EVENT HAS OCCURRED AND NO CONDITION EXISTS WHICH HAS RESULTED OR COULD RESULT IN THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY BEING REQUIRED TO PAY, REPAY OR REFUND ANY AMOUNT (OTHER THAN CONTRIBUTIONS REQUIRED TO BE MADE OR EXPENSES REQUIRED TO BE PAID IN THE ORDINARY COURSE) TO OR ON ACCOUNT OF ANY CANADIAN PENSION PLAN OR A CURRENT OR FORMER MEMBER THEREOF, OTHER THAN EVENTS OR CONDITIONS THAT, INDIVIDUALLY OR IN THE AGGREGATE, COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT; AND NO EVENT HAS OCCURRED AND NO CONDITION EXISTS THAT HAS RESULTED OR COULD RESULT IN A PAYMENT BEING MADE OUT OF A GUARANTEE FUND ESTABLISHED UNDER ANY APPLICABLE PENSION BENEFITS LAWS IN RESPECT OF A CANADIAN PENSION PLAN.

          (C) WITH RESPECT TO ANY PENSION, RETIREMENT OR OTHER DEFERRED COMPENSATION PLAN MAINTAINED BY THE CANADIAN BORROWER OR ANY OF ITS SUBSIDIARIES WHICH IS NOT A CANADIAN PENSION PLAN, ALL REQUIRED CONTRIBUTIONS HAVE BEEN MADE, AND THERE ARE NO UNFUNDED LIABILITIES IN RESPECT OF SUCH PLANS (EITHER ON A "GOING CONCERN" OR ON A "WINDING UP'" BASIS AND DETERMINED IN ACCORDANCE WITH ALL APPLICABLE LAWS AND USING ASSUMPTIONS AND METHODS THAT ARE APPROPRIATE IN THE CIRCUMSTANCES AND IN ACCORDANCE WITH GENERALLY ACCEPTED ACTUARIAL PRINCIPLES AND PRACTICES IN CANADA).

          5.14  INVESTMENT COMPANY ACT; OTHER REGULATIONS.  NO LOAN PARTY IS AN
                -----------------------------------------
"INVESTMENT COMPANY", OR A COMPANY "CONTROLLED" BY AN "INVESTMENT COMPANY", WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. NO LOAN PARTY IS SUBJECT TO REGULATION UNDER ANY FEDERAL OR STATE STATUTE OR REGULATION (OTHER THAN REGULATION X OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM) WHICH LIMITS ITS ABILITY TO INCUR INDEBTEDNESS.

          5.15  ENVIRONMENTAL MATTERS.  (A)  EXCEPT AS SET FORTH ON SCHEDULE
                ---------------------
5.15: THE COMPANY AND ITS SUBSIDIARIES ARE IN COMPLIANCE IN ALL MATERIAL RESPECTS WITH, AND ON THE CLOSING DATE AND ON THE DATE OF EACH LOAN WILL BE IN COMPLIANCE IN ALL MATERIAL RESPECTS WITH, ALL APPLICABLE ENVIRONMENTAL LAWS; TO THE BEST KNOWLEDGE OF THE COMPANY, THERE ARE NO PAST, PENDING OR THREATENED ENVIRONMENTAL CLAIMS AGAINST THE COMPANY OR ANY OF ITS SUBSIDIARIES OR ANY REAL PROPERTY OWNED OR OPERATED BY SUCH PERSONS; THERE ARE NO FACTS, CIRCUMSTANCES, CONDITIONS OR OCCURRENCES ON ANY REAL PROPERTY OWNED OR OPERATED AT ANY TIME BY THE COMPANY OR ANY OF ITS SUBSIDIARIES THAT COULD REASONABLY BE EXPECTED (I) TO FORM THE BASIS OF AN ENVIRONMENTAL CLAIM AGAINST THE COMPANY OR ANY OF ITS SUBSIDIARIES WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT, OR (II) IN THE CASE OF REAL PROPERTY OWNED OR OPERATED BY THE COMPANY OR ANY OF ITS SUBSIDIARIES, TO CAUSE SUCH REAL PROPERTY TO BE SUBJECT TO ANY MATERIAL RESTRICTIONS ON THE OWNERSHIP, OCCUPANCY, USE OR TRANSFERABILITY OF SUCH REAL PROPERTY UNDER ANY ENVIRONMENTAL LAW.

          (B) THE COMPANY AND ITS SUBSIDIARIES HAVE NOT AT ANY TIME GENERATED, USED, TREATED OR STORED HAZARDOUS MATERIALS ON, OR TRANSPORTED HAZARDOUS MATERIALS TO OR FROM, ANY REAL PROPERTY OWNED OR OPERATED AT ANY TIME BY THE COMPANY OR ANY OF ITS SUBSIDIARIES, EXCEPT FOR (I) HAZARDOUS MATERIALS USED IN THE ORDINARY COURSE OF SUCH PERSON'S BUSINESS AND (II) PETROLEUM PRODUCTS CONTAINED IN UNDERGROUND STORAGE TANKS AT THE CANADIAN BORROWER'S FACILITY IN SAINT LAMBERT, QUEBEC, IN EACH CASE, IN COMPLIANCE IN ALL MATERIAL RESPECTS WITH ALL ENVIRONMENTAL LAWS. THE COMPANY AND ITS SUBSIDIARIES HAVE NOT AT ANY

TIME RELEASED OR DISPOSED OF HAZARDOUS MATERIALS ON OR FROM ANY REAL PROPERTY OWNED OR OPERATED AT ANY TIME BY THE COMPANY OR ANY OF ITS SUBSIDIARIES, EXCEPT IN COMPLIANCE IN ALL MATERIAL RESPECTS WITH ENVIRONMENTAL LAWS.

          (C) EXCEPT AS SET FORTH ON SCHEDULE 5.15, THERE ARE NO UNDERGROUND STORAGE TANKS LOCATED ON ANY REAL PROPERTY OWNED OR OPERATED BY THE COMPANY OR ANY OF ITS SUBSIDIARIES.

          (D) EXCEPT FOR ASBESTOS AND ASBESTOS-CONTAINING MATERIALS LOCATED AT THE TEXAS AVENUE PROPERTY AND ALSO IN MURRAY ST., MONTREAL, VILLE MARIE, MONTREAL, ST. HELENE, ST. LAMBERT, SUMMERLEA ROAD, BRAMPTON, WOLFDALE ROAD, MISSISSAUGA, CORONATION DRIVE, SCARBOROUGH, 27TH ST. N.E., CALGARY, ALL OF WHICH ARE IN COMPLIANCE IN ALL MATERIAL RESPECTS WITH ALL ENVIRONMENTAL LAWS, TO THE BEST OF THE COMPANY'S KNOWLEDGE THERE IS NO FRIABLE ASBESTOS IN ANY FORM PRESENT OR SUSPECTED TO BE PRESENT AT ANY REAL PROPERTY OWNED OR OPERATED BY THE COMPANY OR ANY OF ITS SUBSIDIARIES.

          5.16  REGULATION H.  NO MORTGAGE ENCUMBERS IMPROVED REAL PROPERTY
                ------------
WHICH IS LOCATED IN AN AREA THAT HAS BEEN IDENTIFIED BY THE SECRETARY OF HOUSING AND URBAN DEVELOPMENT AS AN AREA HAVING SPECIAL FLOOD HAZARDS AND IN WHICH FLOOD INSURANCE HAS BEEN MADE AVAILABLE UNDER THE NATIONAL FLOOD INSURANCE ACT OF 1968.

          5.17  CAPITALIZATION.  ON THE CLOSING DATE, THE AUTHORIZED CAPITAL
                --------------
STOCK OF THE COMPANY WILL CONSIST OF (I) 80,000,000 SHARES OF COMMON STOCK, US$.01 PAR VALUE PER SHARE, OF WHICH APPROXIMATELY 17,050,000 SHARES WILL BE OUTSTANDING, AND (II) 10,000,000 SHARES OF PREFERRED STOCK, US$.01 PAR VALUE PER SHARE (THE "PREFERRED STOCK"), NONE OF WHICH SHARES WILL BE OUTSTANDING OTHER
            ---------------
THAN PERMITTED PREFERRED STOCK. ON THE CLOSING DATE, THE AUTHORIZED CAPITAL STOCK OF THE CANADIAN BORROWER WILL CONSIST OF 10,000 COMMON SHARES, WITHOUT NOMINAL OR PAR VALUE, OF WHICH 1,000 WILL BE ISSUED AND OUTSTANDING. ALL OF SUCH OUTSTANDING SHARES WILL HAVE BEEN DULY AND VALIDLY ISSUED, WILL BE FULLY PAID AND NONASSESSABLE AND WILL BE FREE OF PREEMPTIVE RIGHTS.

          5.18  SUBSIDIARIES.  SCHEDULE 5.18 CORRECTLY SETS FORTH, AS OF THE
                ------------
ORIGINAL CLOSING DATE, THE PERCENTAGE OWNERSHIP (DIRECT AND INDIRECT) OF THE COMPANY IN EACH CLASS OF CAPITAL STOCK OR PARTNERSHIP INTEREST, AS THE CASE MAY BE, OF EACH OF ITS SUBSIDIARIES AND ALSO IDENTIFIES THE DIRECT OWNER THEREOF.

          5.19  RESTRICTIONS ON OR RELATING TO SUBSIDIARIES.  THERE DOES NOT
                -------------------------------------------
EXIST ANY ENCUMBRANCE OR RESTRICTION ON THE ABILITY OF (I) ANY SUBSIDIARY OF THE COMPANY TO PAY DIVIDENDS OR MAKE ANY OTHER DISTRIBUTIONS ON ITS CAPITAL STOCK OR ANY OTHER INTEREST OR PARTICIPATION IN ITS PROFITS OWNED BY THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, OR TO PAY ANY INDEBTEDNESS OWED TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (II) ANY SUBSIDIARY OF THE COMPANY TO MAKE LOANS OR ADVANCES TO THE COMPANY OR ANY OF ITS SUBSIDIARIES OR (III) THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY TO TRANSFER ANY OF ITS PROPERTIES OR ASSETS TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY, EXCEPT, IN EACH CASE, FOR SUCH ENCUMBRANCES OR RESTRICTIONS EXISTING UNDER OR BY REASON OF (W) APPLICABLE LAW,
(X) THIS AGREEMENT

OR THE OTHER LOAN DOCUMENTS, (Y) CUSTOMARY PROVISIONS RESTRICTING SUBLETTING OR ASSIGNMENT OF ANY LEASE GOVERNING A LEASEHOLD INTEREST OR LEASES OF EQUIPMENT OF THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY AND (Z) THE 1996 SENIOR SUBORDINATED NOTES, THE 1996 SENIOR SUBORDINATED NOTES INDENTURE, THE 1997 SENIOR SUBORDINATED NOTES AND THE 1997 SENIOR SUBORDINATED NOTES INDENTURE.

          5.20  SUBCHAPTER S STATUS.  FROM ITS INCORPORATION IN 1990 UNTIL JUNE
                -------------------
29, 1997, THE COMPANY HAD VALIDLY ELECTED TO BE TREATED AS A SUBCHAPTER S CORPORATION WITHIN THE MEANING OF SECTION 1361 OF THE CODE. THE COMPANY WAS AT ALL TIMES FROM MARCH 1, 1990 UNTIL JUNE 29, 1997 QUALIFIED TO BE TREATED AS A SUBCHAPTER S CORPORATION WITHIN THE MEANING OF SECTION 1361 OF THE CODE.

          5.21  LEASES.  WITH RESPECT TO ANY LEASE OR RENTAL AGREEMENT REGARDING
                ------
ANY REAL PROPERTY TO WHICH THE COMPANY OR ANY OF ITS SUBSIDIARIES IS A PARTY,
(I) SUCH LEASE OR RENTAL AGREEMENT IS IN FULL FORCE AND EFFECT, (II) THE COMPANY AND ITS SUBSIDIARIES HAVE COMPLIED IN ALL MATERIAL RESPECTS WITH ALL OF THE TERMS OF SUCH LEASE OR RENTAL AGREEMENT, (III) THERE EXISTS NO EVENT OF DEFAULT OR TO THE BEST OF THE COMPANY'S KNOWLEDGE, ANY EVENT, ACT OR CONDITION WHICH WITH NOTICE OR LAPSE OF TIME, OR BOTH, WOULD CONSTITUTE AN EVENT OF DEFAULT THEREUNDER BY THE COMPANY OR ANY OF ITS SUBSIDIARIES, OR TO THE BEST KNOWLEDGE OF THE COMPANY, THE LANDLORD THEREUNDER AND (IV) THE COMPANY OR ITS SUBSIDIARIES AS THE CASE MAY BE, IS IN POSSESSION OF THE PREMISES DEMISED UNDER ALL SUCH LEASES AND RENTAL AGREEMENTS AND IS CONDUCTING BUSINESS ON SUCH PREMISES.

          5.22 RELATED AGREEMENTS.  THE COMPANY HAS DELIVERED TO THE US
               ------------------
ADMINISTRATIVE AGENT TRUE AND CORRECT COPIES OF:

          (A) ANY AGREEMENT EVIDENCING OR RELATING TO MATERIAL INDEBTEDNESS OF THE COMPANY OR ANY OF ITS SUBSIDIARIES (EXCLUDING THE LOANS) WHICH SHALL REMAIN OUTSTANDING ON AND AFTER THE CLOSING DATE, INCLUDING THE 1996 SENIOR SUBORDINATED NOTES INDENTURE, THE 1997 SENIOR SUBORDINATED NOTES INDENTURE AND THE 1998 SENIOR NOTES INDENTURE;

          (B)  ANY TAX SHARING AGREEMENTS;

          (C)  THE AFFILIATE CONTRACTS; AND

          (D)  THE TAX INDEMNITY AGREEMENT.

                        SECTION 6.  CONDITIONS PRECEDENT

          6.1  CONDITIONS TO EFFECTIVENESS.  THIS AGREEMENT AND THE AGREEMENT OF
               ---------------------------
EACH LENDER TO MAKE EXTENSIONS OF CREDIT HEREUNDER SHALL NOT BECOME EFFECTIVE UNTIL THE FOLLOWING CONDITIONS PRECEDENT SHALL HAVE BEEN SATISFIED ON OR BEFORE FEBRUARY 26, 1999:

          (A)  LOAN DOCUMENTS.  THE US ADMINISTRATIVE AGENT SHALL HAVE RECEIVED
               --------------
     (I) THIS AGREEMENT, EXECUTED AND DELIVERED BY A

     DULY AUTHORIZED OFFICER OF EACH BORROWER, WITH A COUNTERPART FOR EACH LENDER, AND BY A DULY AUTHORIZED OFFICER OF EACH OF THE REQUIRED LENDERS (INCLUDING, WITHOUT LIMITATION, CIBC), (II) ANY NOTES REQUESTED BY THE LENDERS, EACH EXECUTED AND DELIVERED BY A DULY AUTHORIZED OFFICER OF THE RELEVANT BORROWER AND (III) A CONSENT TO THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT, EXECUTED AND DELIVERED BY A DULY AUTHORIZED OFFICER OF EACH PARTY TO THE US GLOBAL GUARANTEE AND SECURITY AGREEMENT (OTHER THAN THE US ADMINISTRATIVE AGENT), WITH A COUNTERPART OR A CONFORMED COPY FOR EACH LENDER. EACH NOTE WHICH SHALL BE DELIVERED HEREUNDER AT THE REQUEST OF A LENDER WHICH IS THE HOLDER OF A NOTE ISSUED PURSUANT TO THE EXISTING CREDIT AGREEMENT SHALL BE DEEMED ISSUED IN REPLACEMENT OF AND SUBSTITUTION FOR, AND NOT AS PAYMENT FOR, SUCH LATTER NOTE.

          (B)  EXISTING CREDIT AGREEMENT.  ALL LOANS, ALL INTEREST THEREON AND
               -------------------------
     ALL COMMITMENT AND OTHER FEES PAYABLE UNDER, AND IN RESPECT OF, THE EXISTING CREDIT AGREEMENT SHALL HAVE BEEN REPAID OR PAID, AS THE CASE MAY BE, IN FULL.

          (C)  CORPORATE PROCEEDINGS OF THE LOAN PARTIES.  THE US ADMINISTRATIVE
               -----------------------------------------
     AGENT SHALL HAVE RECEIVED, WITH A COUNTERPART FOR EACH LENDER, A COPY OF THE RESOLUTIONS, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE US ADMINISTRATIVE AGENT, OF THE BOARDS OF DIRECTORS OF EACH OF THE LOAN PARTIES AUTHORIZING (I) THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY AND (II) THE BORROWINGS CONTEMPLATED HEREUNDER, CERTIFIED BY ITS RESPECTIVE SECRETARY OR AN ASSISTANT SECRETARY AS OF THE CLOSING DATE, EACH OF WHICH CERTIFICATES SHALL BE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE US ADMINISTRATIVE AGENT AND SHALL STATE THAT THE RESOLUTIONS THEREBY CERTIFIED HAVE NOT BEEN AMENDED, MODIFIED, REVOKED OR RESCINDED.

          (D)  AMENDMENT FEE. THE ADMINISTRATIVE AGENTS SHALL HAVE RECEIVED
               -------------
     FROM THE BORROWERS AMENDMENT FEES PAYABLE FOR THE ACCOUNT OF THE US LENDERS IN THE AMOUNT OF 1/4TH OF 1% OF THE AGGREGATE AMOUNT OF THE US COMMITMENT AND AMENDMENT FEES PAYABLE FOR THE ACCOUNT OF THE CANADIAN LENDERS IN THE AMOUNT OF 1/4TH OF 1% OF THE AGGREGATE AMOUNT OF THE CANADIAN COMMITMENT.

          6.2  CONDITIONS TO INITIAL EXTENSION OF CREDIT.  THE AGREEMENT OF EACH
               -----------------------------------------
LENDER TO MAKE THE INITIAL EXTENSION OF CREDIT REQUESTED TO BE MADE BY IT HEREUNDER IS SUBJECT TO THE SATISFACTION, IMMEDIATELY PRIOR TO OR CONCURRENTLY WITH THE MAKING OF SUCH EXTENSION OF CREDIT ON THE INITIAL BORROWING DATE, OF THE FOLLOWING CONDITIONS PRECEDENT:

          (A)  LEVERAGE RATIO CERTIFICATE.  THE US ADMINISTRATIVE AGENT SHALL
               --------------------------
     HAVE RECEIVED, WITH A COUNTERPART FOR EACH LENDER, A CERTIFICATE OF THE COMPANY, DATED THE INITIAL BORROWING DATE, STATING THAT AFTER GIVING EFFECT TO ALL TRANSACTIONS AND

     BORROWINGS ON THE INITIAL BORROWING DATE, THE LEVERAGE RATIO ON THE INITIAL BORROWING DATE IS NOT GREATER THAN 6.50 TO 1.00.

          (B)  BORROWING CERTIFICATE.  THE RELEVANT ADMINISTRATIVE AGENT SHALL
               ---------------------
     HAVE RECEIVED, WITH A COUNTERPART FOR EACH LENDER, A CERTIFICATE OF THE RELEVANT BORROWER, DATED THE INITIAL BORROWING DATE, SUBSTANTIALLY IN THE FORM OF EXHIBIT C-1 AND EXHIBIT C-2, RESPECTIVELY, WITH APPROPRIATE INSERTIONS AND ATTACHMENTS, SATISFACTORY IN FORM AND SUBSTANCE TO THE RELEVANT ADMINISTRATIVE AGENT, EXECUTED BY THE PRESIDENT OR ANY VICE PRESIDENT AND THE SECRETARY OR ANY ASSISTANT SECRETARY OF THE RELEVANT BORROWER.

          (C)  LEGAL OPINIONS. THE US ADMINISTRATIVE AGENT SHALL HAVE RECEIVED,
               --------------
     WITH A COUNTERPART FOR EACH LENDER, THE FOLLOWING EXECUTED LEGAL OPINIONS:

                    (I) THE EXECUTED LEGAL OPINION OF COZEN AND O'CONNOR, COUNSEL TO THE BORROWERS, SUBSTANTIALLY IN THE FORM OF EXHIBIT F-1; AND

                    (II) THE EXECUTED LEGAL OPINION OF BLAKE, CASSELS & GRAYDON, CANADIAN COUNSEL TO THE CANADIAN BORROWER, SUBSTANTIALLY IN THE FORM OF EXHIBIT F-2.

          (D)  ACTIONS TO PERFECT LIENS.  THE US ADMINISTRATIVE AGENT SHALL HAVE
               ------------------------
     RECEIVED EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO IT THAT ALL FILINGS, RECORDINGS, REGISTRATIONS AND OTHER ACTIONS, INCLUDING, WITHOUT LIMITATION, THE FILING OF DULY EXECUTED FINANCING STATEMENTS ON FORM UCC-1, PPSA FORM 1-C OR THE APPROPRIATE EQUIVALENT THEREOF, NECESSARY OR, IN THE OPINION OF THE US ADMINISTRATIVE AGENT, DESIRABLE TO PERFECT THE LIENS CREATED BY THE SECURITY DOCUMENTS SHALL HAVE BEEN COMPLETED OR THAT ALL SUCH FINANCING STATEMENTS AND OTHER DOCUMENTS WITH RESPECT TO SUCH FILINGS, RECORDINGS, REGISTRATIONS AND OTHER ACTIONS SHALL HAVE BEEN DELIVERED TO THE APPLICABLE ADMINISTRATIVE AGENT.

          6.3  ADDITIONAL CONDITIONS FOR ACQUISITION LOANS.  THE AGREEMENT OF
               -------------------------------------------
EACH LENDER TO MAKE ANY ACQUISITION LOAN REQUESTED TO BE MADE BY IT ON ANY BORROWING DATE IS SUBJECT TO THE SATISFACTION OF THE FOLLOWING CONDITIONS
PRECEDENT:

          (A)  ACQUISITION DOCUMENTS.  THE US ADMINISTRATIVE AGENT SHALL HAVE
               ---------------------
     RECEIVED, PRIOR TO THE PROPOSED BORROWING DATE FOR SUCH ACQUISITION LOAN, TRUE AND CORRECT COPIES, CERTIFIED AS TO AUTHENTICITY BY THE RELEVANT BORROWER, OF EACH ACQUISITION DOCUMENT (UNLESS REQUESTED BY THE US ADMINISTRATIVE AGENT, WITHOUT EXHIBITS) (OR THE MOST RECENT FORM THEREOF) PURSUANT TO WHICH THE PERMITTED ACQUISITION FINANCED WITH SUCH ACQUISITION LOAN (THE "RELEVANT PERMITTED ACQUISITION") IS TO BE CONSUMMATED, AND SUCH
                ------------------------------
     OTHER DOCUMENTS OR INSTRUMENTS AS MAY BE REASONABLY REQUESTED BY THE US ADMINISTRATIVE AGENT, INCLUDING, WITHOUT LIMITATION, A COPY OF ANY DEBT, INSTRUMENT,

     SECURITY AGREEMENT OR OTHER MATERIAL CONTRACT TO WHICH SUCH BORROWER OR ITS SUBSIDIARIES MAY BE A PARTY UPON THE CONSUMMATION OF SUCH RELEVANT PERMITTED ACQUISITION. THE RELEVANT PERMITTED ACQUISITION SHALL HAVE BEEN (OR SHALL CONCURRENTLY BE) CONSUMMATED IN ACCORDANCE WITH SUCH AGREEMENTS OR AN AGREEMENT SUBSTANTIALLY SIMILAR TO THE FORM PRESENTED TO THE US ADMINISTRATIVE AGENT.

          (B)  PRO FORMA COMPLIANCE.  THE COMPANY SHALL BE IN COMPLIANCE, ON A
               --------------------
     PRO FORMA BASIS AFTER GIVING EFFECT TO THE RELEVANT PERMITTED ACQUISITION, WITH THE COVENANTS CONTAINED IN SUBSECTION 8.10 RECOMPUTED AS AT THE LAST DAY OF THE MOST RECENTLY ENDED CALENDAR MONTH OF THE COMPANY FOR WHICH FINANCIAL STATEMENTS SHALL HAVE BEEN DELIVERED TO THE LENDERS PURSUANT TO SUBSECTION 7.1(A) OR (B) AS IF SUCH RELEVANT PERMITTED ACQUISITION HAD OCCURRED ON THE FIRST DAY OF EACH RELEVANT PERIOD FOR TESTING SUCH COMPLIANCE, AND THE BORROWER SHALL HAVE DELIVERED TO THE US ADMINISTRATIVE AGENT A CERTIFICATE OF A RESPONSIBLE OFFICER TO SUCH EFFECT, TOGETHER WITH ALL RELEVANT FINANCIAL INFORMATION FOR SUCH SUBSIDIARY OR ASSETS, AND, AFTER GIVING EFFECT TO SUCH TRANSACTION, ANY ACQUIRED OR NEWLY FORMED SUBSIDIARY SHALL NOT BE LIABLE FOR ANY INDEBTEDNESS (EXCEPT FOR INDEBTEDNESS PERMITTED BY SUBSECTION 8.4).

          (C)  CORPORATE DOCUMENTS.  THE US ADMINISTRATIVE AGENT SHALL HAVE
               -------------------
     RECEIVED TRUE AND COMPLETE COPIES OF THE CERTIFICATE OF INCORPORATION AND BY-LAWS OF ANY NEW SUBSIDIARY EXECUTING ANY LOAN DOCUMENT TO BE DELIVERED ON SUCH BORROWING DATE, CERTIFIED AS OF SUCH BORROWING DATE AS COMPLETE AND CORRECT COPIES THEREOF BY THE SECRETARY OR AN ASSISTANT SECRETARY OF SUCH NEW SUBSIDIARY.

          (D)  LITIGATION.  NO LITIGATION, INVESTIGATION, INJUNCTION OR
               ----------
     RESTRAINING ORDER SHALL BE PENDING, ENTERED OR THREATENED (INCLUDING ANY PROPOSED STATUTE, RULE OR REGULATION) IN RESPECT OF THE RELEVANT PERMITTED ACQUISITION WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

          (E)  FILINGS.  ALL FILINGS AND OTHER ACTIONS REQUIRED TO CREATE AND
               -------
     PERFECT A LIEN IN FAVOR OF THE RELEVANT ADMINISTRATIVE AGENT FOR THE BENEFIT OF THE RELEVANT LENDERS IN ALL PROPERTY TO BE ACQUIRED PURSUANT TO THE RELEVANT PERMITTED ACQUISITION SHALL HAVE BEEN DULY MADE OR TAKEN OR ALL NECESSARY FINANCING STATEMENTS AND OTHER DOCUMENTS WITH RESPECT TO SUCH FILING AND OTHER ACTIONS SHALL HAVE BEEN DELIVERED TO THE RELEVANT ADMINISTRATIVE AGENT, AND ALL SUCH PROPERTY SHALL BE FREE AND CLEAR OF OTHER LIENS EXCEPT LIENS PERMITTED UNDER THE LOAN DOCUMENTS; PROVIDED,
                                                                  --------
     HOWEVER, THAT NO SUCH LIENS SHALL BE GRANTED WITH RESPECT TO ANY REAL
     -------
     PROPERTY ACQUIRED IN A PERMITTED ACQUISITION WITH RESPECT TO WHICH A LIEN PERMITTED BY SUBSECTION 8.1(L) EXISTS AND NO MORTGAGES NEED TO BE FILED EXCEPT AS REQUIRED BY SUBSECTION 7.14.

          (F)  LIEN SEARCHES.  THE US ADMINISTRATIVE AGENT SHALL HAVE RECEIVED
               -------------
     COPIES OF THE RESULTS OF ANY SEARCH CONDUCTED IN CONNECTION WITH THE RELEVANT PERMITTED ACQUISITION ON BEHALF OF OR AT THE REQUEST OF ANY LOAN PARTY FOR ANY UNIFORM COMMERCIAL CODE, JUDGMENT, TAX LIEN OR PPSA FILINGS, WHICH MAY HAVE BEEN FILED WITH RESPECT TO PERSONAL PROPERTY WHICH IS TO BE ACQUIRED (OR WHICH IS OWNED BY ANY PERSON TO BE ACQUIRED) IN CONNECTION WITH SUCH PERMITTED ACQUISITION.

          (G)  PLEDGED STOCK; STOCK POWERS.  THE RELEVANT ADMINISTRATIVE AGENT
               ---------------------------
     SHALL HAVE RECEIVED THE CERTIFICATES REPRESENTING ANY ADDITIONAL SHARES OF CAPITAL STOCK TO BE PLEDGED PURSUANT TO THE SECURITY DOCUMENTS IN CONNECTION WITH THE RELEVANT PERMITTED ACQUISITION, TOGETHER WITH AN UNDATED STOCK POWER FOR EACH SUCH CERTIFICATE EXECUTED IN BLANK BY A DULY AUTHORIZED OFFICER OF THE PLEDGOR THEREOF AND EACH ADDENDUM OR SUPPLEMENT AS REQUIRED UNDER SUBSECTIONS 7.15 AND 7.16.

          (H)  LEGAL OPINIONS.  THE US ADMINISTRATIVE AGENT SHALL HAVE RECEIVED,
               --------------
     WITH A COUNTERPART FOR EACH LENDER, SUCH EXECUTED LEGAL OPINIONS OF COUNSEL TO THE LOAN PARTIES, COVERING SUBSTANTIALLY THE SAME MATTERS AS THE OPINION DELIVERED PURSUANT TO SUBSECTION 6.2(C)(I) OR (II), AS THE CASE MAY BE, WITH RESPECT TO ANY PERSON ACQUIRED IN CONNECTION WITH THE RELEVANT PERMITTED ACQUISITION WHICH SHALL BECOME A PARTY TO A LOAN DOCUMENT.

          (I)  ENVIRONMENTAL ASSESSMENT.  THE US ADMINISTRATIVE AGENT SHALL HAVE
               ------------------------
     RECEIVED TO THE EXTENT AVAILABLE OR PREPARED ON BEHALF OF THE COMPANY ONE OR MORE ENVIRONMENTAL ASSESSMENTS WITH RESPECT TO THE RELEVANT PERMITTED ACQUISITION, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO IT, CONCERNING ENVIRONMENTAL COMPLIANCE AND LIABILITY ISSUES AFFECTING EITHER BORROWER AND THE OTHER LOAN PARTIES.

          6.4  CONDITIONS TO EACH EXTENSION OF CREDIT.  THE AGREEMENT OF EACH
               --------------------------------------
LENDER TO MAKE ANY LOAN OR ISSUE OR PARTICIPATE IN ANY LETTER OF CREDIT REQUESTED TO BE MADE OR ISSUED BY IT ON ANY DATE (INCLUDING, WITHOUT LIMITATION, ITS INITIAL LOAN) IS SUBJECT TO THE SATISFACTION OF THE FOLLOWING CONDITIONS
PRECEDENT:

          (A)  REPRESENTATIONS AND WARRANTIES.  EACH OF THE REPRESENTATIONS AND
               ------------------------------
     WARRANTIES MADE BY EITHER BORROWER AND ANY OTHER LOAN PARTY IN OR PURSUANT TO THE LOAN DOCUMENTS SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF SUCH DATE AS IF MADE ON AND AS OF SUCH DATE, EXCEPT FOR REPRESENTATIONS AND WARRANTIES STATED TO RELATE TO A SPECIFIC EARLIER DATE, IN WHICH CASE SUCH REPRESENTATIONS AND WARRANTIES SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF SUCH EARLIER DATE.

          (B)  NO DEFAULT.  NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED
               ----------
     AND BE CONTINUING ON SUCH DATE OR AFTER GIVING

     EFFECT TO THE LOANS OR LETTER OF CREDIT REQUESTED TO BE MADE OR ISSUED ON SUCH DATE.

          (C)  ADDITIONAL MATTERS.  ALL CORPORATE AND OTHER PROCEEDINGS, AND ALL
               ------------------
     DOCUMENTS, INSTRUMENTS AND OTHER LEGAL MATTERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE US ADMINISTRATIVE AGENT, AND THE US ADMINISTRATIVE AGENT SHALL HAVE RECEIVED SUCH OTHER DOCUMENTS AND LEGAL OPINIONS IN RESPECT OF ANY ASPECT OR CONSEQUENCE OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY AS THEY SHALL REASONABLY REQUEST.

EACH BORROWING BY AND ISSUANCE OF A LETTER OF CREDIT ON BEHALF OF EITHER BORROWER HEREUNDER SHALL CONSTITUTE A REPRESENTATION AND WARRANTY BY THE BORROWERS AS OF THE DATE THEREOF THAT THE CONDITIONS CONTAINED IN THIS SUBSECTION HAVE BEEN SATISFIED.

                       SECTION 7.  AFFIRMATIVE COVENANTS

          THE COMPANY HEREBY AGREES THAT, SO LONG AS THE COMMITMENTS OR ANY LETTER OF CREDIT REMAIN OR REMAINS IN EFFECT OR ANY AMOUNT IS OWING TO ANY LENDER OR ANY ADMINISTRATIVE AGENT HEREUNDER OR UNDER ANY OTHER LOAN DOCUMENT, THE COMPANY SHALL AND (EXCEPT IN THE CASE OF DELIVERY OF FINANCIAL INFORMATION, REPORTS AND NOTICES) SHALL CAUSE EACH OF ITS SUBSIDIARIES TO:

          7.1  FINANCIAL STATEMENTS, ETC.  FURNISH TO THE US ADMINISTRATIVE
               -------------------------
AGENT FOR DISTRIBUTION TO EACH LENDER:

          (A) AS SOON AS AVAILABLE, BUT IN ANY EVENT WITHIN 120 DAYS AFTER THE END OF EACH FISCAL YEAR OF THE COMPANY, A COPY OF THE CONSOLIDATED AND CONSOLIDATING BALANCE SHEETS OF THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES AS AT THE END OF SUCH YEAR AND THE RELATED CONSOLIDATED AND CONSOLIDATING STATEMENT OF INCOME AND THE RELATED CONSOLIDATED STATEMENTS OF RETAINED EARNINGS AND CASH FLOWS FOR SUCH FISCAL YEAR AND SETTING FORTH COMPARATIVE FIGURES FOR THE PRECEDING FISCAL YEAR AND, IN THE CASE OF THE CONSOLIDATED STATEMENTS, CERTIFIED BY ARTHUR ANDERSEN LLP OR OTHER INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF RECOGNIZED NATIONAL STANDING REASONABLY ACCEPTABLE TO THE REQUIRED LENDERS, TOGETHER WITH COMPARATIVE FIGURES FOR THE PRECEDING FISCAL YEAR PREPARED BY THE COMPANY AND AN UNAUDITED SCHEDULE PREPARED BY THE COMPANY CONTAINING COMPARABLE BUDGETED FIGURES FOR SUCH PERIOD; AND

          (B) AS SOON AS AVAILABLE, BUT IN ANY EVENT WITHIN 45 DAYS AFTER THE END OF EACH OF THE FIRST THREE QUARTERLY PERIODS OF EACH FISCAL YEAR OF THE COMPANY, THE UNAUDITED CONSOLIDATED BALANCE SHEETS OF THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES AS AT THE END OF SUCH QUARTER AND THE RELATED UNAUDITED CONSOLIDATED STATEMENTS OF INCOME, RETAINED

     EARNINGS AND OF CASH FLOWS OF THE COMPANY AND ITS CONSOLIDATED SUBSIDIARIES FOR SUCH QUARTER AND THE PORTION OF THE FISCAL YEAR THROUGH THE END OF SUCH QUARTER, SETTING FORTH (I) IN THE CASE OF SUCH CONSOLIDATED BALANCE SHEET, IN COMPARATIVE FORM THE FIGURES AS AT THE END OF THE PREVIOUS FISCAL YEAR AND (II) IN THE CASE OF SUCH CONSOLIDATED STATEMENTS OF INCOME AND OF CASH FLOWS, IN COMPARATIVE FORM THE BUDGETED FIGURES FOR SUCH QUARTER AND THE FIGURES FOR THE CORRESPONDING QUARTER OF THE PREVIOUS FISCAL YEAR, CERTIFIED BY A RESPONSIBLE OFFICER AS BEING FAIRLY STATED IN ACCORDANCE WITH GAAP IN ALL MATERIAL RESPECTS (SUBJECT TO NORMAL YEAR-END AUDIT ADJUSTMENTS);

ALL SUCH FINANCIAL STATEMENTS SHALL BE COMPLETE AND CORRECT IN ALL MATERIAL RESPECTS AND SHALL BE PREPARED IN REASONABLE DETAIL AND IN ACCORDANCE WITH GAAP APPLIED CONSISTENTLY THROUGHOUT THE PERIODS REFLECTED THEREIN AND WITH PRIOR PERIODS (EXCEPT AS APPROVED BY SUCH ACCOUNTANTS OR RESPONSIBLE OFFICER, AS THE CASE MAY BE, AND DISCLOSED THEREIN).

          7.2  CERTIFICATES; OTHER INFORMATION.  FURNISH TO THE US
               -------------------------------
ADMINISTRATIVE AGENT FOR DISTRIBUTION TO EACH LENDER:

          (A) CONCURRENTLY WITH THE DELIVERY OF THE FINANCIAL STATEMENTS REFERRED TO IN SUBSECTION 7.1(A), A CERTIFICATE OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS REPORTING ON SUCH FINANCIAL STATEMENTS STATING THAT IN CONNECTION WITH THEIR AUDIT NOTHING HAS COME TO THEIR ATTENTION TO CAUSE THEM TO BELIEVE THAT THE COMPANY OR ANY OF ITS SUBSIDIARIES FAILED TO COMPLY WITH THE COVENANTS CONTAINED IN SECTIONS 7 AND 8; PROVIDED, HOWEVER,
                                                              --------  -------
     THAT SUCH AUDIT SHALL NOT HAVE BEEN DIRECTED PRIMARILY TOWARD OBTAINING KNOWLEDGE OF SUCH NONCOMPLIANCE, EXCEPT AS SPECIFIED IN SUCH CERTIFICATE;

          (B) CONCURRENTLY WITH THE DELIVERY OF THE FINANCIAL STATEMENTS REFERRED TO IN SUBSECTIONS 7.1(A) AND (B), A CERTIFICATE OF A RESPONSIBLE OFFICER ("COMPLIANCE CERTIFICATE") STATING THAT, TO THE BEST OF SUCH
               ----------------------
     RESPONSIBLE OFFICER'S KNOWLEDGE, DURING SUCH PERIOD (I) NO SUBSIDIARY HAS BEEN FORMED OR ACQUIRED (OR, IF ANY SUCH SUBSIDIARY HAS BEEN FORMED OR ACQUIRED, THE COMPANY HAS COMPLIED WITH THE REQUIREMENTS OF SUBSECTIONS
     7.15 AND 7.16 WITH RESPECT THERETO), (II) NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES HAS CHANGED ITS NAME, ITS PRINCIPAL PLACE OF BUSINESS, ITS CHIEF EXECUTIVE OFFICE OR THE LOCATION OF ANY MATERIAL ITEM OF TANGIBLE COLLATERAL WITHOUT COMPLYING WITH THE REQUIREMENTS OF THIS AGREEMENT AND THE SECURITY DOCUMENTS WITH RESPECT THERETO, (III) THE COMPANY IN ALL MATERIAL RESPECTS HAS OBSERVED OR PERFORMED ALL OF ITS COVENANTS AND OTHER AGREEMENTS, AND SATISFIED EVERY CONDITION, CONTAINED IN THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO BE OBSERVED, PERFORMED OR SATISFIED BY IT, EXCEPT AS SPECIFIED IN SUCH CERTIFICATE, AND (IV) THE COMPANY HAS SET FORTH IN REASONABLE DETAIL ANY AND ALL CALCULATIONS NECESSARY TO SHOW COMPLIANCE WITH ALL OF THE FINANCIAL CONDITION COVENANTS SET FORTH IN SUBSECTIONS 8.3 THROUGH 8.5 INCLUSIVE, AND 8.7 THROUGH

     8.10 INCLUSIVE, INCLUDING, WITHOUT LIMITATION, CALCULATIONS AND RECONCILIATIONS, IF ANY, NECESSARY TO SHOW COMPLIANCE WITH SUCH FINANCIAL CONDITION COVENANTS ON THE BASIS OF GAAP CONSISTENT WITH THOSE UTILIZED IN PREPARING THE AUDITED FINANCIAL STATEMENTS REFERRED TO IN SUBSECTION 5.1, AND SUCH RESPONSIBLE OFFICER HAS OBTAINED NO KNOWLEDGE OF ANY DEFAULT OR EVENT OF DEFAULT EXCEPT AS SPECIFIED IN SUCH CERTIFICATE;

          (C) NO LATER THAN 30 DAYS AFTER THE FIRST DAY OF EACH FISCAL YEAR OF THE COMPANY, A BUDGET FOR THE COMPANY AND ITS SUBSIDIARIES USING A FORMAT REASONABLY SATISFACTORY TO THE ADMINISTRATIVE AGENTS AND THE REQUIRED LENDERS (INCLUDING BUDGETED STATEMENTS OF INCOME AND SOURCES AND USES OF CASH AND BALANCE SHEETS) PREPARED BY THE COMPANY FOR EACH FISCAL QUARTER OF SUCH FISCAL YEAR, PREPARED IN REASONABLE DETAIL WITH APPROPRIATE PRESENTATION AND DISCUSSION OF THE PRINCIPAL ASSUMPTIONS UPON WHICH SUCH BUDGETS ARE BASED, ACCOMPANIED BY THE STATEMENT OF A RESPONSIBLE OFFICER OF THE COMPANY TO THE EFFECT THAT, TO THE BEST OF HIS KNOWLEDGE, THE BUDGET IS A REASONABLE ESTIMATE FOR THE PERIOD COVERED THEREBY;

          (D) WITHIN FIVE DAYS AFTER THE SAME ARE FILED, COPIES OF ALL FINANCIAL STATEMENTS AND REPORTS WHICH EITHER BORROWER MAY MAKE TO, OR FILE WITH, THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCCESSOR OR ANALOGOUS GOVERNMENTAL AUTHORITY; AND

          (E) PROMPTLY, SUCH ADDITIONAL FINANCIAL AND OTHER INFORMATION AS ANY LENDER MAY FROM TIME TO TIME REASONABLY REQUEST.

          7.3  BOOKS, RECORDS AND INSPECTIONS.  THE COMPANY AND ITS SUBSIDIARIES
               ------------------------------
WILL KEEP PROPER BOOKS OF RECORD AND ACCOUNT IN WHICH FULL, TRUE AND CORRECT ENTRIES IN CONFORMITY WITH GAAP AND ALL REQUIREMENTS OF LAW SHALL BE MADE OF ALL DEALINGS AND TRANSACTIONS IN RELATION TO ITS BUSINESS AND ACTIVITIES. THE COMPANY AND ITS SUBSIDIARIES WILL PERMIT OFFICERS AND DESIGNATED REPRESENTATIVES OF EITHER ADMINISTRATIVE AGENT OR ANY LENDER TO VISIT AND INSPECT, UNDER GUIDANCE OF OFFICERS OF THE COMPANY OR SUCH SUBSIDIARIES, ANY OF THE PROPERTIES OF THE COMPANY AND ITS SUBSIDIARIES, AND TO EXAMINE THE BOOKS OF ACCOUNT OF THE COMPANY AND ITS SUBSIDIARIES AND DISCUSS THE AFFAIRS, FINANCES AND ACCOUNTS OF THE COMPANY AND ITS SUBSIDIARIES WITH, AND BE ADVISED AS TO THE SAME BY, ITS AND THEIR RESPECTIVE OFFICERS, ALL AT SUCH REASONABLE TIMES AND INTERVALS AND TO SUCH REASONABLE EXTENT AS EITHER ADMINISTRATIVE AGENT OR SUCH LENDER MAY REQUEST.

          7.4  MAINTENANCE OF PROPERTY, INSURANCE.  (A)  SCHEDULE 7.4 SETS FORTH
               ----------------------------------
A TRUE AND COMPLETE LISTING OF ALL INSURANCE MAINTAINED BY THE COMPANY AND ITS SUBSIDIARIES WITH RESPECT TO ITS PROPERTY AS OF THE CLOSING DATE. THE COMPANY AND ITS SUBSIDIARIES WILL (I) KEEP ALL PROPERTY NECESSARY IN ITS BUSINESS IN GOOD WORKING ORDER AND CONDITION (ORDINARY WEAR AND TEAR EXCEPTED), (II) MAINTAIN WITH FINANCIALLY SOUND AND REPUTABLE INSURANCE COMPANIES INSURANCE ON ALL ITS PROPERTY IN AT LEAST SUCH AMOUNTS AND AGAINST AT LEAST SUCH

RISKS AS IS CONSISTENT AND IN ACCORDANCE WITH INDUSTRY PRACTICE FOR COMPANIES SIMILARLY SITUATED AND (III) FURNISH TO EACH LENDER, UPON WRITTEN REQUEST, FULL INFORMATION AS TO THE INSURANCE CARRIED.

          (B) THE COMPANY WILL (I) MAINTAIN WITH A FINANCIALLY SOUND AND REPUTABLE INSURANCE COMPANY KEY-MAN INSURANCE ON J. PETER PIERCE OF AT LEAST US$1,000,000 AND (II) FURNISH TO EACH LENDER, UPON WRITTEN REQUEST, FULL INFORMATION AS TO THE INSURANCE CARRIED.

          (C) AT ANY TIME THAT INSURANCE AT LEVELS DESCRIBED IN SCHEDULE 7.4 OR AT THE LEVEL DESCRIBED IN SUBSECTION 7.4(B) IS NOT BEING MAINTAINED BY THE COMPANY, THE COMPANY WILL NOTIFY THE LENDERS IN WRITING WITHIN TWO BUSINESS DAYS THEREOF. THE PROVISIONS OF THIS SUBSECTION 7.4 SHALL BE DEEMED TO BE SUPPLEMENTAL TO, BUT NOT DUPLICATIVE OF, THE PROVISIONS OF ANY SECURITY DOCUMENT THAT REQUIRE THE MAINTENANCE OF INSURANCE.

          7.5  CORPORATE FRANCHISES.  THE COMPANY AND ITS SUBSIDIARIES WILL DO
               --------------------
ALL THINGS NECESSARY TO PRESERVE AND KEEP IN FULL FORCE AND EFFECT ITS EXISTENCE AND ALL OF ITS RIGHTS, FRANCHISES, LICENSES AND PATENTS, EXCEPT WHERE THE FAILURE TO DO SO COULD NOT HAVE BEEN REASONABLY EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT; PROVIDED, HOWEVER, NOTHING IN THIS SUBSECTION 7.5 SHALL PREVENT
                --------  -------
THE WITHDRAWAL BY THE COMPANY OR ANY OF ITS SUBSIDIARIES OF ITS QUALIFICATION AS A FOREIGN CORPORATION IN A JURISDICTION IN WHICH SUCH WITHDRAWAL COULD NOT BE REASONABLY EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

          7.6  COMPLIANCE WITH STATUTES, ETC.  THE COMPANY AND ITS SUBSIDIARIES
               ------------------------------
WILL COMPLY WITH ALL APPLICABLE STATUTES, REGULATIONS AND ORDERS OF, AND ALL APPLICABLE RESTRICTIONS IMPOSED BY, ALL GOVERNMENTAL AUTHORITIES, DOMESTIC OR FOREIGN, IN RESPECT OF THE CONDUCT OF ITS BUSINESS AND THE OWNERSHIP OF ITS PROPERTY EXCEPT SUCH NONCOMPLIANCES AS COULD NOT, INDIVIDUALLY OR IN THE AGGREGATE, REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

          7.7  COMPLIANCE WITH ENVIRONMENTAL LAWS.  (A)  THE COMPANY AND ITS
               ----------------------------------
SUBSIDIARIES WILL COMPLY IN ALL MATERIAL RESPECTS WITH ALL ENVIRONMENTAL LAWS APPLICABLE TO OWNERSHIP OR USE OF THEIR REAL PROPERTY (INCLUDING, WITHOUT LIMITATION, STATE LAWS APPLICABLE TO UNDERGROUND STORAGE TANKS), WILL PROMPTLY PAY OR CAUSE TO BE PAID BY OTHER RESPONSIBLE PARTIES ALL COSTS AND EXPENSES INCURRED IN SUCH COMPLIANCE, AND WILL KEEP OR CAUSE TO BE KEPT ALL SUCH REAL PROPERTIES FREE AND CLEAR OF ANY LIENS OR ANY RESTRICTIONS ON THE OWNERSHIP, OCCUPANCY, USE OR TRANSFERABILITY OF SUCH REAL PROPERTY IMPOSED PURSUANT TO SUCH ENVIRONMENTAL LAWS, EXCEPT WHERE THE FAILURE TO DO SO COULD NOT HAVE BEEN REASONABLY EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT. NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES WILL USE OR STORE OR KNOWINGLY PERMIT THE USE OR STORAGE OF HAZARDOUS MATERIALS ON ANY OF ITS RESPECTIVE REAL PROPERTY, OR TRANSPORT OR KNOWINGLY PERMIT THE TRANSPORTATION OF HAZARDOUS MATERIALS TO OR FROM ANY OF ITS RESPECTIVE REAL PROPERTY EXCEPT IN MATERIAL COMPLIANCE WITH ENVIRONMENTAL LAWS. NEITHER THE COMPANY NOR ANY OF ITS SUBSIDIARIES WILL GENERATE, TREAT, RELEASE OR DISPOSE

OF, OR PERMIT THE GENERATION, TREATMENT, RELEASE OR DISPOSAL OF, HAZARDOUS MATERIALS ON ANY OF ITS RESPECTIVE REAL PROPERTY EXCEPT IN MATERIAL COMPLIANCE WITH ENVIRONMENTAL LAWS.

          (B) AT THE REASONABLE REQUEST OF EITHER ADMINISTRATIVE AGENT OR THE REQUIRED LENDERS THAT AT ANY TIME THERE EXISTS A CONDITION OR SET OF CIRCUMSTANCES OR FACTS WHICH HAS GIVEN RISE TO A MATERIAL ENVIRONMENTAL CLAIM, MATERIAL NONCOMPLIANCE WITH AN ENVIRONMENTAL LAW OR AN EVENT OF DEFAULT EXISTS WITH RESPECT TO THIS SECTION 7.7, THE COMPANY WILL PROVIDE, AT ITS SOLE COST AND EXPENSE, AN ENVIRONMENTAL SITE ASSESSMENT REPORT CONCERNING SUCH REAL PROPERTY OF THE COMPANY OR ITS SUBSIDIARIES WHICH IS AFFECTED BY ANY ENVIRONMENTAL CLAIM, OR NONCOMPLIANCE WITH AN ENVIRONMENTAL LAW OR MATERIAL EVENT OF DEFAULT, PREPARED BY AN ENVIRONMENTAL CONSULTING FIRM APPROVED BY THE US ADMINISTRATIVE AGENT OR THE REQUIRED LENDERS, INDICATING THE PRESENCE OR RELEASE OR ABSENCE OF HAZARDOUS MATERIALS AND THE POTENTIAL COST OF ANY REQUIRED REMOVAL OR REMEDIAL ACTION IN CONNECTION WITH ANY HAZARDOUS MATERIALS ON SUCH REAL PROPERTY. IF THE COMPANY FAILS TO PROVIDE THE SAME WITHIN SIXTY (60) DAYS AFTER SUCH REQUEST IS MADE OR WITHIN A REASONABLE TIME THEREAFTER, THE US ADMINISTRATIVE AGENT OR THE REQUIRED LENDERS MAY UPON TEN (10) DAYS' PRIOR NOTICE ORDER THE SAME OR UNDERTAKE SUCH AN ASSESSMENT ALL AT THE EXPENSE OF THE COMPANY, AND THE COMPANY OR ITS SUBSIDIARY SHALL GRANT AND HEREBY GRANTS TO THE US ADMINISTRATIVE AGENT AND THE LENDERS AND THEIR AGENTS ACCESS TO SUCH REAL PROPERTY.

          7.8  ERISA; CANADIAN PENSION PLANS.  (A)  AS SOON AS POSSIBLE AND, IN
               -----------------------------
ANY EVENT, WITHIN 10 DAYS AFTER THE COMPANY OR ANY ERISA AFFILIATE KNOWS OR HAS REASON TO KNOW OF THE OCCURRENCE OF ANY OF THE FOLLOWING, THE COMPANY WILL DELIVER TO EACH OF THE LENDERS A CERTIFICATE OF A RESPONSIBLE OFFICER OF THE COMPANY SETTING FORTH DETAILS AS TO SUCH OCCURRENCE AND THE ACTION, IF ANY, WHICH THE COMPANY OR SUCH ERISA AFFILIATE IS REQUIRED OR PROPOSES TO TAKE, TOGETHER WITH ANY NOTICES REQUIRED OR PROPOSED TO BE GIVEN TO OR FILED WITH OR BY THE COMPANY, THE ERISA AFFILIATE, THE PBGC, A PLAN PARTICIPANT OR THE PLAN ADMINISTRATOR WITH RESPECT THERETO: THAT A REPORTABLE EVENT HAS OCCURRED; THAT AN ACCUMULATED FUNDING DEFICIENCY HAS BEEN INCURRED OR AN APPLICATION MAY BE OR HAS BEEN MADE TO THE SECRETARY OF THE TREASURY FOR A WAIVER OR MODIFICATION OF THE MINIMUM FUNDING STANDARD (INCLUDING ANY REQUIRED INSTALLMENT PAYMENTS) OR AN EXTENSION OF ANY AMORTIZATION PERIOD UNDER SECTION 412 OF THE CODE WITH RESPECT TO A PLAN; THAT A PLAN HAS BEEN OR MAY BE TERMINATED, REORGANIZED, PARTITIONED OR DECLARED INSOLVENT UNDER TITLE IV OF ERISA; THAT A PLAN HAS AN UNFUNDED CURRENT LIABILITY GIVING RISE TO A LIEN UNDER ERISA OR THE CODE; THAT PROCEEDINGS MAY BE OR HAVE BEEN INSTITUTED TO TERMINATE A PLAN; THAT A PROCEEDING HAS BEEN INSTITUTED PURSUANT TO SECTION 515 OF ERISA TO COLLECT A DELINQUENT CONTRIBUTION TO A PLAN; OR THAT THE COMPANY OR ANY ERISA AFFILIATE WILL OR MAY INCUR ANY LIABILITY (INCLUDING ANY CONTINGENT OR SECONDARY LIABILITY) TO OR ON ACCOUNT OF THE TERMINATION OF OR WITHDRAWAL FROM A PLAN UNDER SECTION 4062, 4063, 4064, 4069, 4201 OR 4204 OF ERISA OR WITH RESPECT TO A PLAN UNDER SECTION 4971 OR 4975 OF THE CODE OR SECTION 409 OR 502(I) OR 502(1) OF ERISA. THE COMPANY

WILL DELIVER TO EACH OF THE LENDERS A COMPLETE COPY OF THE ANNUAL REPORT (FORM
5500) OF EACH PLAN REQUIRED TO BE FILED WITH THE INTERNAL REVENUE SERVICE. IN ADDITION TO ANY CERTIFICATES OR NOTICES DELIVERED TO THE LENDERS PURSUANT TO THE FIRST SENTENCE HEREOF, COPIES OF ANNUAL REPORTS AND ANY NOTICES RECEIVED BY THE COMPANY OR ANY ERISA AFFILIATE WITH RESPECT TO ANY PLAN SHALL BE DELIVERED TO THE LENDERS NO LATER THAN 10 DAYS AFTER THE LATER OF THE DATE SUCH REPORT OR NOTICE HAS BEEN FILED WITH THE INTERNAL REVENUE SERVICE OR RECEIVED BY THE COMPANY OR THE ERISA AFFILIATE.

          (B) AS SOON AS POSSIBLE AND, IN ANY EVENT, WITHIN 10 DAYS AFTER THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY KNOWS OF ANY OF THE FOLLOWING, THE COMPANY WILL DELIVER TO THE US ADMINISTRATIVE AGENT A CERTIFICATE SETTING FORTH THE DETAILS OF ANY SUCH OCCURRENCE OR CONDITION AND SUCH ACTION, IF ANY, WHICH IS REQUIRED OR PROPOSED TO BE TAKEN, TOGETHER WITH ANY NOTICES REQUIRED OR PROPOSED TO BE GIVEN TO OR FILED WITH OR BY THE COMPANY OR SUCH SUBSIDIARY, THE RELEVANT PENSION OR TAX REGULATORY AUTHORITY, A CURRENT OR FORMER MEMBER OF A CANADIAN PENSION PLAN, AN ADMINISTRATOR OR MEMBER OF AN ADVISORY COMMITTEE OF A CANADIAN PENSION PLAN OR A UNION REPRESENTING CURRENT OR FORMER MEMBERS OF A CANADIAN PENSION PLAN WITH RESPECT THERETO: THAT A CANADIAN PENSION PLAN IS NOT IN SUBSTANTIAL COMPLIANCE WITH ANY APPLICABLE PENSION BENEFITS AND TAX LAWS; THAT A CANADIAN PENSION PLAN HAS AN UNFUNDED LIABILITY (EITHER ON A "GOING CONCERN" OR ON A "WINDING UP" BASIS AND DETERMINED IN ACCORDANCE WITH ALL APPLICABLE LAWS AND USING ASSUMPTIONS AND METHODS THAT ARE APPROPRIATE IN THE CIRCUMSTANCES AND IN ACCORDANCE WITH GENERALLY ACCEPTED ACTUARIAL PRINCIPLES AND PRACTICES IN CANADA); THAT ANY CONTRIBUTION (INCLUDING ANY SPECIAL PAYMENT TO AMORTIZE ANY UNFUNDED LIABILITY) REQUIRED TO BE MADE IN ACCORDANCE WITH ANY APPLICABLE LAW OR THE TERMS OF A CANADIAN PENSION PLAN HAS NOT BEEN MADE; THAT AN EVENT HAS OCCURRED OR A CONDITION EXISTS WITH RESPECT TO A CANADIAN PENSION PLAN THAT HAS RESULTED OR COULD RESULT IN THE CANADIAN PENSION PLAN BEING ORDERED OR REQUIRED TO BE WOUND UP IN WHOLE OR IN PART PURSUANT TO ANY APPLICABLE PENSION BENEFITS LAWS OR HAVING ITS REGISTRATION REVOKED OR REFUSED FOR THE PURPOSES OF ANY APPLICABLE PENSION BENEFITS AND TAX LAWS OR BEING PLACED UNDER THE ADMINISTRATION OF ANY RELEVANT PENSION BENEFITS REGULATORY AUTHORITY OR BEING REQUIRED TO PAY ANY TAXES OR PENALTIES UNDER ANY APPLICABLE PENSION BENEFITS AND TAX LAWS; THAT AN ORDER HAS BEEN MADE OR NOTICE HAS BEEN GIVEN PURSUANT TO ANY APPLICABLE PENSION BENEFITS AND TAX LAWS IN RESPECT OF ANY CANADIAN PENSION PLAN REQUIRING (OR PROPOSING TO REQUIRE) ANY PERSON TO TAKE OR REFRAIN FROM TAKING ANY ACTION IN RESPECT THEREOF OR THAT THERE HAS (OR THERE ARE CIRCUMSTANCES THAT INDICATE THAT THERE HAS) BEEN A CONTRAVENTION OF ANY SUCH APPLICABLE LAWS; OR THAT AN EVENT HAS OCCURRED OR A CONDITION EXISTS THAT HAS RESULTED OR COULD RESULT IN THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY BEING REQUIRED TO PAY, REPAY OR REFUND ANY AMOUNT (OTHER THAN CONTRIBUTIONS REQUIRED TO BE MADE OR EXPENSES REQUIRED TO BE PAID IN THE ORDINARY COURSE) TO OR ON ACCOUNT OF ANY CANADIAN PENSION PLAN OR A CURRENT OR FORMER MEMBER THEREOF; OR THAT AN EVENT HAS OCCURRED OR A CONDITION EXISTS THAT HAS RESULTED OR COULD RESULT IN A PAYMENT BEING MADE OUT OF A GUARANTEE

FUND ESTABLISHED UNDER THE APPLICABLE PENSION BENEFITS LAWS IN RESPECT OF A CANADIAN PENSION PLAN.

          (C) THE COMPANY WILL, AND WILL CAUSE EACH OF ITS SUBSIDIARIES, TO MAKE ALL CONTRIBUTIONS (INCLUDING ANY SPECIAL PAYMENTS TO AMORTIZE ANY UNFUNDED LIABILITIES) REQUIRED TO BE MADE IN ACCORDANCE WITH ALL APPLICABLE LAWS AND THE TERMS OF EACH CANADIAN PENSION PLAN IN A TIMELY MANNER.

          7.9   END OF FISCAL YEARS; FISCAL QUARTERS. THE COMPANY WILL CAUSE ITS
                ------------------------------------
AND EACH OF ITS SUBSIDIARIES' FISCAL YEARS TO END ON DECEMBER 31, AND EACH OF ITS AND ITS SUBSIDIARIES' FIRST THREE FISCAL QUARTERS TO END ON MARCH 31, JUNE 30 AND SEPTEMBER 30.

          7.10  PERFORMANCE OF OBLIGATIONS.  THE COMPANY WILL, AND WILL CAUSE
                --------------------------
EACH OF ITS SUBSIDIARIES TO, PERFORM ALL OF ITS OBLIGATIONS UNDER THE TERMS OF EACH MORTGAGE, INDENTURE, SECURITY AGREEMENT AND OTHER DEBT INSTRUMENT BY WHICH IT IS BOUND AND EACH OTHER AGREEMENT OR CONTRACT TO WHICH IT IS A PARTY, EXCEPT SUCH NON-PERFORMANCES AS COULD NOT REASONABLY BE EXPECTED TO INDIVIDUALLY OR IN THE AGGREGATE HAVE A MATERIAL ADVERSE EFFECT.

          7.11  PAYMENT OF TAXES.  EACH OF THE COMPANY AND ITS SUBSIDIARIES WILL
                ----------------
PAY AND DISCHARGE ALL TAXES, ASSESSMENTS AND GOVERNMENTAL CHARGES OR LEVIES IMPOSED UPON IT OR UPON ITS INCOME OR PROFITS, OR UPON ANY PROPERTIES BELONGING TO IT, PRIOR TO THE DATE ON WHICH PENALTIES ATTACH THERETO, AND ALL LAWFUL CLAIMS WHICH, IF UNPAID, MIGHT BECOME A LIEN UPON ANY PROPERTIES OF SUCH PERSON; PROVIDED, THAT SUCH PERSON SHALL NOT BE REQUIRED TO PAY ANY SUCH TAX,
--------
ASSESSMENT, CHARGE, LEVY OR CLAIM WHICH IS BEING CONTESTED IN GOOD FAITH AND BY PROPER PROCEEDINGS IF IT HAS MAINTAINED ADEQUATE RESERVES WITH RESPECT THERETO IN ACCORDANCE WITH GAAP.

          7.12  USE OF PROCEEDS.  THE PROCEEDS OF LOANS SHALL BE USED BY THE
                ---------------
BORROWERS (I) TO FUND PERMITTED ACQUISITIONS, (II) PROVIDED THAT NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING, TO PROVIDE FUNDS IN AN AGGREGATE AMOUNT NOT TO EXCEED US$5,000,000 PER ANNUM, THROUGH DECEMBER 31, 2000, FOR THE PURCHASE, REPURCHASE, REDEMPTION OR OTHER PAYMENT IN RESPECT OF SHARES OF THE COMMON STOCK OF THE COMPANY, (III) PROVIDED THAT NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING, TO PROVIDE FUNDS IN AN AGGREGATE AMOUNT NOT TO EXCEED US$50,000,000 FOR THE PURCHASE, REPURCHASE, REDEMPTION OR OTHER PAYMENT IN RESPECT OF THE 1996 SENIOR SUBORDINATED NOTES, THE 1997 SENIOR SUBORDINATED NOTES OR THE 1998 SENIOR NOTES AND (IV) FOR GENERAL CORPORATE PURPOSES, INCLUDING TO FINANCE THE WORKING CAPITAL NEEDS OF THE BORROWERS. THE LETTERS OF CREDIT SHALL BE USED FOR GENERAL CORPORATE PURPOSES OF THE US BORROWER.

          7.13  NOTICES.  PROMPTLY GIVE NOTICE TO THE US ADMINISTRATIVE AGENT
                -------
AND EACH LENDER OF:

          (A)   THE OCCURRENCE OF ANY DEFAULT OR EVENT OF DEFAULT;

          (B) ANY (I) DEFAULT OR EVENT OF DEFAULT UNDER ANY CONTRACTUAL OBLIGATION OF THE COMPANY OR ANY OF ITS SUBSIDIARIES, INCLUDING, WITHOUT LIMITATION, UNDER THE 1996 SENIOR SUBORDINATED NOTES, THE 1997 SENIOR SUBORDINATED NOTES AND THE 1998 SENIOR NOTES OR (II) LITIGATION, INVESTIGATION OR PROCEEDING WHICH MAY EXIST AT ANY TIME BETWEEN THE COMPANY OR ANY OF ITS SUBSIDIARIES AND ANY GOVERNMENTAL AUTHORITY, WHICH IN EITHER CASE, IF NOT CURED OR IF ADVERSELY DETERMINED, AS THE CASE MAY BE, COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT;

          (C) ANY LITIGATION OR PROCEEDING AFFECTING THE COMPANY OR ANY OF ITS SUBSIDIARIES (I) IN WHICH THE AMOUNT INVOLVED IS US$3,000,000 OR MORE AND NOT COVERED BY INSURANCE OR (II) IN WHICH INJUNCTIVE OR SIMILAR RELIEF IS SOUGHT WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT;

          (D) ANY MATERIAL ADVERSE CHANGE IN THE BUSINESS, OPERATIONS, PROPERTY, CONDITION (FINANCIAL OR OTHERWISE) OR PROSPECTS OF THE BORROWER AND ITS SUBSIDIARIES TAKEN AS A WHOLE; AND

          (E) AS SOON AS POSSIBLE AFTER A RESPONSIBLE OFFICER OF THE COMPANY KNOWS OR REASONABLY SHOULD KNOW THEREOF, (I) ANY RELEASE BY THE COMPANY OR ANY OF ITS SUBSIDIARIES OF ANY HAZARDOUS MATERIALS REQUIRED TO BE REPORTED UNDER APPLICABLE ENVIRONMENTAL LAWS TO ANY GOVERNMENTAL AUTHORITY, UNLESS THE COMPANY REASONABLY DETERMINES THAT THE TOTAL ENVIRONMENTAL COSTS ARISING OUT OF SUCH RELEASE OR DISCHARGE ARE UNLIKELY TO EXCEED US$1,000,000 OR TO HAVE A MATERIAL ADVERSE EFFECT; (II) ANY CONDITION, CIRCUMSTANCE, OCCURRENCE OR EVENT NOT PREVIOUSLY DISCLOSED IN WRITING TO THE US ADMINISTRATIVE AGENT THAT COULD RESULT IN LIABILITY UNDER APPLICABLE ENVIRONMENTAL LAWS UNLESS THE COMPANY REASONABLY DETERMINES THAT THE TOTAL ENVIRONMENTAL COSTS ARISING OUT OF SUCH CONDITION, CIRCUMSTANCE, OCCURRENCE OR EVENT ARE UNLIKELY TO EXCEED US$1,000,000 OR TO HAVE A MATERIAL ADVERSE EFFECT, OR COULD RESULT IN THE IMPOSITION OF ANY LIEN OR OTHER RESTRICTION ON THE TITLE, OWNERSHIP OR TRANSFERABILITY OF ANY FACILITIES AND PROPERTIES OWNED, LEASED OR OPERATED BY THE COMPANY OR ANY OF ITS SUBSIDIARIES THAT COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT; AND (III) ANY PROPOSED ACTION TO BE TAKEN BY THE COMPANY OR ANY OF ITS SUBSIDIARIES THAT WOULD REASONABLY BE EXPECTED TO SUBJECT THE COMPANY OR ANY OF ITS SUBSIDIARIES TO ANY MATERIAL ADDITIONAL OR DIFFERENT REQUIREMENTS OR LIABILITIES UNDER ENVIRONMENTAL LAWS, UNLESS THE COMPANY DETERMINES THAT THE TOTAL ENVIRONMENTAL COSTS ARISING OUT OF SUCH PROPOSED ACTION ARE UNLIKELY TO EXCEED US$1,000,000 OR TO HAVE A MATERIAL ADVERSE EFFECT.

EACH NOTICE PURSUANT TO THIS SUBSECTION SHALL BE ACCOMPANIED BY A STATEMENT OF A RESPONSIBLE OFFICER SETTING FORTH DETAILS OF THE OCCURRENCE REFERRED TO THEREIN AND STATING WHAT ACTION THE BORROWER PROPOSES TO TAKE WITH RESPECT THERETO.

          7.14  ADDITIONAL MORTGAGES.  (A)  THE COMPANY SHALL GRANT, AND SHALL
                --------------------
CAUSE ITS CANADIAN SUBSIDIARIES AND DOMESTIC SUBSIDIARIES TO GRANT, TO THE RELEVANT ADMINISTRATIVE AGENT, FOR THE BENEFIT OF THE RELEVANT LENDERS A LIEN AND SECURITY INTEREST IN ANY REAL PROPERTY OF SUCH PERSON NOT COVERED BY A MORTGAGE (INCLUDING, WITHOUT LIMITATION, ANY REAL PROPERTY ACQUIRED BY SUCH LOAN PARTY PURSUANT TO A PERMITTED ACQUISITION, BUT EXCLUDING ANY PROPERTY THAT HAS A LIEN THEREON PERMITTED BY SUBSECTION 8.1(L)) SO LONG AS THE FAIR MARKET VALUE OF SUCH PROPERTY EXCEEDS US$5,000,000 (OR THE C$ EQUIVALENT THEREOF) AN "ADDITIONAL
                                                                      ----------
MORTGAGED PROPERTY"), AND SHALL TAKE ALL ACTIONS REASONABLY REQUESTED BY THE US
------------------
ADMINISTRATIVE AGENT (INCLUDING, WITHOUT LIMITATION, THE OBTAINING OF TITLE INSURANCE POLICIES AND TITLE SURVEYS) IN CONNECTION WITH THE GRANTING OF SUCH SECURITY INTEREST, PROVIDED, HOWEVER, THAT NO SUCH MORTGAGE SHALL BE REQUIRED TO
                   --------  -------
BE CREATED WITH RESPECT TO ANY REAL PROPERTY THAT IS SUBJECT TO A LIEN PERMITTED BY SUBSECTION 8.1(L).

          (B) THE LIENS AND SECURITY INTERESTS REQUIRED TO BE GRANTED PURSUANT TO CLAUSE (A) ABOVE SHALL BE GRANTED PURSUANT TO SECURITY DOCUMENTATION (WHICH SHALL BE SUBSTANTIALLY SIMILAR TO THE SECURITY DOCUMENTS) REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE US ADMINISTRATIVE AGENT AND SHALL CONSTITUTE VALID AND ENFORCEABLE PERFECTED SECURITY INTERESTS PRIOR TO THE RIGHTS OF ALL THIRD PERSONS AND SUBJECT TO NO OTHER LIENS EXCEPT SUCH LIENS AS ARE PERMITTED BY SUBSECTION 8.1. THE MORTGAGES AND OTHER INSTRUMENTS RELATED THERETO SHALL BE DULY RECORDED OR FILED IN SUCH MANNER AND IN SUCH PLACES AND AT SUCH TIMES AS ARE REQUIRED BY LAW TO ESTABLISH, PERFECT, PRESERVE AND PROTECT THE LIENS, IN FAVOR OF THE RELEVANT ADMINISTRATIVE AGENT FOR THE BENEFIT OF THE RELEVANT LENDERS, REQUIRED TO BE GRANTED PURSUANT TO THE MORTGAGES, AS THE CASE MAY BE, AND, ALL TAXES, FEES AND OTHER CHARGES PAYABLE IN CONNECTION THEREWITH SHALL BE PAID IN FULL BY THE RESPECTIVE BORROWER. AT THE TIME OF THE EXECUTION AND DELIVERY OF THE MORTGAGES, SUCH BORROWER SHALL CAUSE TO BE DELIVERED TO THE RELEVANT ADMINISTRATIVE AGENT SUCH OPINIONS OF COUNSEL, TITLE INSURANCE, TITLE SURVEYS AND OTHER RELATED DOCUMENTS OTHER THAN REAL ESTATE APPRAISALS AS MAY BE REASONABLY REQUESTED BY SUCH ADMINISTRATIVE AGENT OR THE RELEVANT REQUIRED LENDERS TO ASSURE THEMSELVES THAT THIS SUBSECTION HAS BEEN COMPLIED WITH.

          (C) EACH BORROWER AGREES THAT EACH ACTION REQUIRED BY SUBSECTIONS (A) OR (B) WITH RESPECT TO ANY MORTGAGES, AS THE CASE MAY BE, SHALL BE COMPLETED WITHIN 60 DAYS OF THE LATER OF (I) THE DATE SUCH ACTION IS REQUESTED TO BE TAKEN AND (II) THE DATE OF THE RELEVANT PERMITTED ACQUISITION.

          7.15  ADDITIONAL STOCK PLEDGES.  (A)  THE COMPANY WILL, AND WILL CAUSE
                ------------------------
EACH OF ITS SUBSIDIARIES TO, PLEDGE TO THE US ADMINISTRATIVE AGENT 100% OF THE ISSUED AND OUTSTANDING CAPITAL STOCK (OTHER THAN DIRECTORS' QUALIFYING SHARES) WHICH IT OR SUCH SUBSIDIARY HOLDS OF EACH DOMESTIC SUBSIDIARY OF THE COMPANY WHICH HAS NOT PREVIOUSLY BEEN PLEDGED HEREUNDER. SUCH PLEDGE SHALL BE

GRANTED PURSUANT TO AN ADDENDUM TO THE US GLOBAL GUARANTEE AND SECURITY AGREEMENT SUBSTANTIALLY IN THE FORM OF ANNEX 1 THERETO.

          (B) THE COMPANY WILL, AND WILL CAUSE EACH OF ITS US SUBSIDIARIES TO, PLEDGE (OR GRANT ANALOGOUS SECURITY INTERESTS) TO THE US ADMINISTRATIVE AGENT IN ACCORDANCE WITH THE LAWS OF THE JURISDICTION OF ORGANIZATION OF THE ISSUER THEREOF 65% (ROUNDED DOWNWARD TO ELIMINATE ANY FRACTION OF A SHARE) OF THE ISSUED AND OUTSTANDING SHARES OF EACH CLASS OF CAPITAL STOCK ENTITLED TO VOTE (WITHIN THE MEANING OF TREASURY REGULATIONS (S)1.956-2(C)(2)) ("VOTING STOCK")
                                                                ------------
AND 100% OF THE ISSUED AND OUTSTANDING SHARES OF EACH CLASS OF CAPITAL STOCK NOT ENTITLED TO VOTE (WITHIN THE MEANING OF SUCH REGULATION) ("NON-VOTING STOCK") OF
                                                           ----------------
EACH FIRST-TIER FOREIGN SUBSIDIARY FROM TIME TO TIME OF THE COMPANY WHICH (IN EACH CASE) IS OWNED OF RECORD BY THE COMPANY OR ANY DOMESTIC SUBSIDIARY OF THE COMPANY AND WHICH HAS NOT PREVIOUSLY BEEN PLEDGED HEREUNDER. EACH SUCH PLEDGE SHALL, UNLESS OTHERWISE AGREED TO BY THE US ADMINISTRATIVE AGENT, BE GRANTED PURSUANT TO AN ADDENDUM TO THE US GLOBAL GUARANTEE AND SECURITY AGREEMENT IN SUCH FORM AS (X) MAY BE REASONABLY REQUIRED IN ORDER TO PERFECT A SECURITY INTEREST IN THE PLEDGED STOCK DELIVERED THERETO AS DEFINED THEREIN UNDER THE LAWS OF THE JURISDICTION IN WHICH THE ISSUER OF SUCH PLEDGED STOCK IS ORGANIZED AND (Y) IS IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE US ADMINISTRATIVE AGENT.

          (C) THE COMPANY WILL, AND WILL CAUSE EACH OF THE US SUBSIDIARIES TO, EXECUTE AND DELIVER EACH ADDENDUM REQUIRED TO BE EXECUTED AND DELIVERED PURSUANT TO THIS SUBSECTION 7.15 PROMPTLY FOLLOWING THE ORGANIZATION, ACQUISITION OR IDENTIFICATION OF ANY SUCH SUBSIDIARY OR FIRST-TIER FOREIGN SUBSIDIARY. EACH SUCH ADDENDUM SHALL BE ACCOMPANIED BY (I) SHARE CERTIFICATES EVIDENCING THE PLEDGED STOCK THEREUNDER (TO THE EXTENT THAT SUCH PLEDGED STOCK IS CERTIFICATED) AS DEFINED THEREIN, TOGETHER WITH AN UNDATED STOCK POWER FOR EACH SUCH SHARE CERTIFICATE (DULY EXECUTED IN BLANK AND DELIVERED BY A DULY AUTHORIZED OFFICER OF THE PLEDGOR OF THE PLEDGED STOCK REPRESENTED BY SUCH CERTIFICATE), (II) IN THE CASE OF THE PLEDGE OF CAPITAL STOCK OF ANY FOREIGN SUBSIDIARY, EVIDENCE OF THE TAKING OF ALL SUCH OTHER ACTIONS AS MAY BE NECESSARY OR APPROPRIATE FOR THE PERFECTION AND FIRST PRIORITY OF SUCH PLEDGE AND (III) IN THE CASE OF ANY SUBSIDIARY, SUCH RESOLUTIONS, INCUMBENCY CERTIFICATES AND LEGAL OPINIONS AS ARE REASONABLY REQUESTED BY THE US ADMINISTRATIVE AGENT AND SHALL OTHERWISE BE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE US ADMINISTRATIVE AGENT.

          (D) THE CANADIAN BORROWER WILL, AND WILL CAUSE EACH OF ITS SUBSIDIARIES TO, PLEDGE TO THE CANADIAN ADMINISTRATIVE AGENT 100% OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OR OTHER EQUITY INTERESTS (OTHER THAN DIRECTORS' QUALIFYING SHARES) WHICH IT OR SUCH SUBSIDIARY HOLDS OF EACH OF ITS SUBSIDIARIES WHICH HAS NOT PREVIOUSLY BEEN PLEDGED HEREUNDER. SUCH PLEDGE SHALL, UNLESS OTHERWISE AGREED TO BY THE CANADIAN ADMINISTRATIVE AGENT, BE GRANTED PURSUANT TO AN ADDENDUM TO THE CANADIAN SECURITY AGREEMENT SUBSTANTIALLY IN THE FORM OF EXHIBIT A THERETO.

          (E) THE CANADIAN BORROWER WILL, AND WILL CAUSE EACH OF ITS SUBSIDIARIES TO, EXECUTE AND DELIVER EACH ADDENDUM REQUIRED TO BE EXECUTED AND DELIVERED PURSUANT TO THIS SUBSECTION 7.15 PROMPTLY FOLLOWING THE ORGANIZATION, ACQUISITION OR IDENTIFICATION OF ANY SUCH SUBSIDIARY. EACH SUCH ADDENDUM SHALL BE ACCOMPANIED BY (I) SHARE CERTIFICATES, IF ANY, EVIDENCING THE PLEDGED STOCK THEREUNDER (TO THE EXTENT THAT SUCH PLEDGED STOCK IS CERTIFICATED) AS DEFINED THEREIN, TOGETHER WITH AN UNDATED STOCK POWER FOR EACH SUCH SHARE CERTIFICATE (DULY EXECUTED IN BLANK AND DELIVERED BY A DULY AUTHORIZED OFFICER OF THE PLEDGOR OF THE PLEDGED STOCK REPRESENTED BY SUCH CERTIFICATE), (II) IN THE CASE OF THE PLEDGE OF CAPITAL STOCK OF ANY FOREIGN SUBSIDIARY, EVIDENCE OF THE TAKING OF ALL SUCH OTHER ACTIONS AS MAY BE NECESSARY OR APPROPRIATE FOR THE PERFECTION AND FIRST PRIORITY OF SUCH PLEDGE AND (III) IN THE CASE OF ANY SUBSIDIARY, SUCH RESOLUTIONS, INCUMBENCY CERTIFICATES AND LEGAL OPINIONS AS ARE REASONABLY REQUESTED BY THE CANADIAN ADMINISTRATIVE AGENT AND SHALL OTHERWISE BE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CANADIAN ADMINISTRATIVE AGENT.

          7.16  ADDITIONAL GUARANTEE AND SECURITY AGREEMENTS.  EACH BORROWER
                --------------------------------------------
WILL CAUSE EACH OF ITS RESPECTIVE SUBSIDIARIES WHICH HAS NOT PREVIOUSLY DONE SO TO EXECUTE AND DELIVER TO THE RELEVANT ADMINISTRATIVE AGENT AN ADDENDUM TO, AND THEREBY BECOME A PARTY TO, THE RESPECTIVE US GLOBAL GUARANTEE AND SECURITY AGREEMENT OR CANADIAN SECURITY AGREEMENT AND TO TAKE SUCH OTHER ACTION AS REASONABLY SHALL BE NECESSARY OR AS THE RELEVANT ADMINISTRATIVE AGENT REASONABLY SHALL REQUEST TO GRANT TO SUCH ADMINISTRATIVE AGENT A PERFECTED (TO THE EXTENT REQUIRED IN THE US GLOBAL GUARANTEE AND SECURITY AGREEMENT OR CANADIAN SECURITY AGREEMENT) SECURITY INTEREST IN ALL COLLATERAL DESCRIBED IN THE US GLOBAL GUARANTEE AND SECURITY AGREEMENT OR CANADIAN SECURITY AGREEMENT (SUBJECT TO ANY LIENS PERMITTED TO ENCUMBER SUCH COLLATERAL PURSUANT TO SUBSECTION 8.1). EACH SUCH ADDENDUM TO THE RELEVANT US GLOBAL GUARANTEE AND SECURITY AGREEMENT OR CANADIAN SECURITY AGREEMENT SHALL BE ACCOMPANIED BY SUCH EVIDENCE OF THE TAKING OF ALL ACTIONS AS MAY BE NECESSARY OR APPROPRIATE FOR THE PERFECTION (TO THE EXTENT REQUIRED IN SUCH US GLOBAL GUARANTEE AND SECURITY AGREEMENT OR CANADIAN SECURITY AGREEMENT) OF SUCH SECURITY INTEREST (INCLUDING, WITHOUT LIMITATION, THE FILING OF ANY NECESSARY UNIFORM COMMERCIAL CODE OR PPSA FINANCING STATEMENTS) AND SUCH RESOLUTIONS, INCUMBENCY CERTIFICATES AND LEGAL OPINIONS AS ARE REASONABLY REQUESTED BY SUCH ADMINISTRATIVE AGENT, ALL OF WHICH SHALL BE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO SUCH ADMINISTRATIVE AGENT.

                         SECTION 8.  NEGATIVE COVENANTS

          EACH BORROWER COVENANTS AND AGREES WITH THE LENDERS AND THE ADMINISTRATIVE AGENTS THAT, SO LONG AS ANY COMMITMENT, LOAN OR LETTER OF CREDIT IS OUTSTANDING AND UNTIL PAYMENT IN FULL OF ALL AMOUNTS PAYABLE BY SUCH BORROWER
HEREUNDER:

          8.1  LIENS.  SUCH BORROWER WILL NOT, AND WILL NOT PERMIT ANY OF ITS
               -----
SUBSIDIARIES TO, CREATE, INCUR, ASSUME OR SUFFER TO EXIST ANY LIEN UPON OR WITH RESPECT TO ANY OF ITS PROPERTY OR ASSETS (REAL OR PERSONAL, TANGIBLE OR INTANGIBLE), WHETHER NOW OWNED OR HEREAFTER ACQUIRED, EXCEPT:

          (A) INCHOATE LIENS FOR TAXES NOT YET DUE OR LIENS FOR TAXES BEING CONTESTED IN GOOD FAITH AND BY APPROPRIATE PROCEEDINGS FOR WHICH ADEQUATE RESERVES HAVE BEEN ESTABLISHED IN ACCORDANCE WITH GAAP;

          (B) LIENS IMPOSED BY LAW, WHICH WERE INCURRED IN THE ORDINARY COURSE OF BUSINESS AND DO NOT SECURE INDEBTEDNESS, SUCH AS CARRIERS', WAREHOUSEMEN'S, MATERIALMEN'S, MECHANICS' AND SIMILAR LIENS ARISING IN THE ORDINARY COURSE OF BUSINESS, AND (X) WHICH DO NOT IN THE AGGREGATE MATERIALLY DETRACT FROM THE VALUE OF SUCH PERSON'S PROPERTY OR ASSETS OR MATERIALLY IMPAIR THE USE THEREOF IN THE OPERATION OF THE BUSINESS OF SUCH PERSON OR (Y) WHICH ARE BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS, WHICH PROCEEDINGS HAVE THE EFFECT OF PREVENTING THE FORFEITURE OR SALE OF THE PROPERTY OR ASSETS SUBJECT TO ANY SUCH LIEN;

          (C)  LIENS IN EXISTENCE ON THE CLOSING DATE AND LISTED ON SCHEDULE
     8.1;

          (D)  LIENS CREATED PURSUANT TO THE SECURITY DOCUMENTS;

          (E) EASEMENTS, RIGHTS-OF-WAY, RESTRICTIONS, ENCROACHMENTS AND OTHER SIMILAR CHARGES, ENCUMBRANCES OR DEFECTS OR IRREGULATIONS OF TITLE NOT MATERIALLY INTERFERING WITH THE CONDUCT OF THE BUSINESS OF SUCH BORROWER OR SUCH SUBSIDIARY;

          (F) ANY ATTACHMENT OR JUDGMENT LIEN SO LONG AS NO EVENT OF DEFAULT SHALL HAVE ARISEN UNDER SUBSECTION 9(H) IN CONNECTION THEREWITH;

          (G) LIENS (OTHER THAN ANY LIEN IMPOSED BY ERISA) INCURRED OR DEPOSITS MADE IN THE ORDINARY COURSE OF BUSINESS IN CONNECTION WITH WORKERS' COMPENSATION, UNEMPLOYMENT INSURANCE AND OTHER TYPES OF SOCIAL SECURITY BENEFITS AS REQUIRED BY LAW, OR SECURING LEASES INCURRED IN THE ORDINARY COURSE OF BUSINESS;

          (H) LIENS CREATED BY LEASES OR SUBLEASES GRANTED TO OTHERS NOT INTERFERING IN ANY MATERIAL RESPECT WITH THE BUSINESS OF SUCH BORROWER OR SUCH SUBSIDIARY;

          (I) LIENS ON PROPERTY OF SUCH BORROWER OR ANY OF ITS SUBSIDIARIES SECURING CAPITALIZED LEASE OBLIGATIONS PERMITTED BY SUBSECTION 8.4(F), PROVIDED THAT SUCH LIENS ONLY SECURE THE PAYMENT OF SUCH CAPITALIZED LEASE
     --------
     OBLIGATION AND ENCUMBER ONLY THE ASSET GIVING RISE TO THE CAPITALIZED LEASE OBLIGATION;

          (J) LIENS PLACED UPON EQUIPMENT OR MACHINERY USED IN THE ORDINARY COURSE OF BUSINESS OF SUCH BORROWER OR SUCH SUBSIDIARY AT THE TIME OF THE ACQUISITION THEREOF TO SECURE INDEBTEDNESS INCURRED TO PAY ALL OR A PORTION OF THE PURCHASE PRICE THEREOF; PROVIDED THAT THE INDEBTEDNESS SECURED BY
                                    --------
     LIENS PERMITTED BY THIS CLAUSE IS PERMITTED PURSUANT TO SUBSECTION 8.4(F) AND THAT SUCH LIENS DO NOT ENCUMBER ANY OTHER ASSET OR PROPERTY OF SUCH BORROWER OR ANY OF ITS SUBSIDIARIES;

          (K) LIENS ON REAL PROPERTY ACQUIRED IN CONNECTION WITH A PERMITTED ACQUISITION, OR WHICH IS OWNED BY A PERSON ACQUIRED IN CONNECTION WITH A PERMITTED ACQUISITION WHICH BECOMES A SUBSIDIARY AFTER THE DATE HEREOF, IN EITHER CASE, SECURING INDEBTEDNESS PERMITTED BY SUBSECTION 8.4(F), PROVIDED
                                                                        --------
     THAT (I) SUCH LIENS EXISTED AT THE TIME OF SUCH PERMITTED ACQUISITION AND WERE NOT CREATED IN ANTICIPATION THEREOF, (II) ANY SUCH LIEN IS NOT SPREAD TO COVER ANY OTHER PROPERTY OR ASSETS AFTER THE DATE OF SUCH PERMITTED ACQUISITION AND (III) THE AMOUNT OF INDEBTEDNESS SECURED THEREBY IS NOT INCREASED;

          (L) LIENS ARISING PURSUANT TO PURCHASE MONEY MORTGAGES SECURING INDEBTEDNESS REPRESENTING A PORTION OF THE PURCHASE PRICE OF REAL PROPERTY ACQUIRED BY SUCH BORROWER OR SUCH SUBSIDIARY IN ACCORDANCE WITH SUBSECTION 8.2(D) OR (E), PROVIDED, THAT (I) ANY SUCH LIENS ATTACH ONLY TO THE REAL
                    --------
     PROPERTY SO PURCHASED, (II) THE INDEBTEDNESS SECURED BY ANY SUCH LIEN DOES NOT EXCEED 100% OF THE LESSER OF THE FAIR MARKET VALUE OR THE PURCHASE PRICE OF SUCH REAL PROPERTY AT THE TIME OF THE INCURRENCE OF SUCH INDEBTEDNESS AND (III) THE INDEBTEDNESS SECURED BY LIENS PERMITTED BY THIS CLAUSE IS PERMITTED PURSUANT TO SUBSECTION 8.4(F);

          (M) LIENS CREATED BY APPLICABLE BY-LAWS AND OTHER GOVERNMENTAL REGULATIONS AND RESTRICTIONS PROVIDED THAT THE SAME DO NOT MATERIALLY INTERFERE WITH THE CONDUCT OF THE BUSINESS OF THE OWNER OF THE PROPERTY SUBJECT THERETO; AND

          (N) RESERVATIONS, LIMITATIONS AND CONDITIONS EXPRESSED IN ANY ORIGINAL GRANTS FROM THE CROWN.

          8.2  CONSOLIDATION, MERGER, PURCHASE OR SALE OF ASSETS, ETC.  SUCH
               -------------------------------------------------------
BORROWER WILL NOT, AND WILL NOT PERMIT ANY OF ITS SUBSIDIARIES TO, WIND UP, LIQUIDATE OR DISSOLVE ITS AFFAIRS OR ENTER INTO ANY TRANSACTION OF MERGER, AMALGAMATION OR CONSOLIDATION, NOR CONVEY, SELL, LEASE OR OTHERWISE DISPOSE OF (OR AGREE TO DO ANY OF THE FOREGOING AT ANY FUTURE TIME) ALL OR ANY PART OF ITS PROPERTY OR ASSETS (INCLUDING, WITHOUT LIMITATION, STOCK OF ANY SUBSIDIARY), NOR ENTER INTO ANY PARTNERSHIPS, JOINT VENTURES OR SALE-LEASEBACK TRANSACTIONS, NOR PURCHASE OR OTHERWISE ACQUIRE (IN ONE OR A SERIES OF RELATED TRANSACTIONS) ANY PART OF THE PROPERTY OR ASSETS (OTHER THAN PURCHASES OR OTHER ACQUISITIONS BY SUCH BORROWER OR SUCH SUBSIDIARY OF INVENTORY, MATERIALS AND EQUIPMENT IN THE ORDINARY COURSE OF BUSINESS) OF ANY PERSON, EXCEPT:

          (A)  CAPITAL EXPENDITURES PERMITTED BY SUBSECTION 8.7;

          (B) SALES OF INVENTORY AND OTHER ASSETS IN THE ORDINARY COURSE OF BUSINESS;

          (C)  INVESTMENTS PERMITTED BY SUBSECTION 8.5;

          (D)  PERMITTED ACQUISITIONS;

          (E) SO LONG AS PRIOR TO AND AFTER GIVING EFFECT THERETO, THERE SHALL NOT BE A DEFAULT OR EVENT OF DEFAULT IN EXISTENCE, (I) THE PURCHASE OF THE TRAVELERS CORPORATION BUILDING ARCHIVES, PROVIDED THAT THE AGGREGATE
                                              --------
     CONSIDERATION PAID IN CONNECTION THEREWITH SHALL NOT EXCEED US$6,000,000,
     (II) THE CONSUMMATION OF THE KNOTT TRANSACTION, PROVIDED THAT THE AGGREGATE
                                                     --------
     CONSIDERATION PAID IN CONNECTION THEREWITH SHALL NOT EXCEED US$3,000,000 AND (III) OTHER PURCHASES OF REAL PROPERTY IN THE ORDINARY COURSE OF BUSINESS, PROVIDED THAT THE AGGREGATE CONSIDERATION PAID DURING ANY FISCAL
               --------
     YEAR OF THE COMPANY IN CONNECTION WITH ALL SUCH OTHER PURCHASES (EXCLUDING ANY PURCHASES IN CONNECTION WITH A PERMITTED ACQUISITION) SHALL NOT EXCEED US$7,500,000;

          (F) OTHER DISPOSITIONS OF PROPERTY OR ASSETS (I) WHICH DO NOT EXCEED US$2,500,000 IN THE AGGREGATE OR (II) WITH RESPECT TO WHICH (X) THE COMPANY OR A SUBSIDIARY, AS THE CASE MAY BE, RECEIVES CONSIDERATION AT THE TIME OF SUCH DISPOSITION AT LEAST EQUAL TO THE FAIR MARKET VALUE THEREOF; (Y) NOT LESS THAN 85% OF SUCH CONSIDERATION IS IN THE FORM OF CASH; AND (Z) THE NET PROCEEDS THEREOF ARE APPLIED IN ACCORDANCE WITH SUBSECTIONS 4.4(B), (G) AND
     (H);

          (G) LEASES (AS LESSEE) OF REAL OR PERSONAL PROPERTY (SO LONG AS SUCH LEASE DOES NOT CREATE CAPITALIZED LEASE OBLIGATIONS);

          (H) MERGERS, CONSOLIDATIONS OR AMALGAMATIONS OF ONE OR MORE SUBSIDIARIES (I) WITH AND INTO THE COMPANY OR ANOTHER SUBSIDIARY OR (II) IN WHICH ANY SUBSIDIARY IS THE SURVIVING OR RESULTING COMPANY; AND

          (I)  "RESTRICTED PAYMENTS" TO THE EXTENT PERMITTED BY SUBSECTION 8.3.

          8.3  LIMITATION ON RESTRICTED PAYMENTS.  THE COMPANY WILL NOT MAKE ANY
               ---------------------------------
"RESTRICTED PAYMENTS" (AS DEFINED IN THE 1996 SENIOR SUBORDINATED NOTES INDENTURE, THE 1997 SENIOR SUBORDINATED NOTES INDENTURE AND THE 1998 SENIOR NOTES INDENTURE) OTHER THAN (A) IN ACCORDANCE WITH, RESPECTIVELY, THE PROVISIONS OF SECTION 4.09 OF THE 1996 SENIOR SUBORDINATED NOTES INDENTURE, SECTION 4.9 OF THE 1997 SENIOR SUBORDINATED NOTES INDENTURE AND SECTION 4.9 OF THE 1998 SENIOR NOTES INDENTURE (RELATING TO "LIMITATION ON RESTRICTED PAYMENTS") AS SUCH PROVISIONS ARE IN EFFECT ON THE DATE HEREOF WITHOUT GIVING EFFECT TO ANY AMENDMENTS, SUPPLEMENTS OR OTHER

MODIFICATIONS THERETO OR ANY TERMINATION THEREOF, WHICH PROVISIONS, TOGETHER WITH RELATED DEFINITIONS, ARE DEEMED INCORPORATED HEREIN BY REFERENCE, AS IF SET FORTH AT LENGTH HEREIN AND (B) IN AN AGGREGATE AMOUNT NOT TO EXCEED $20,000,000, TO REPURCHASE OR REDEEM PERMITTED PREFERRED STOCK, SO LONG AS NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING OR WOULD RESULT THEREFROM.

          8.4  INDEBTEDNESS.  SUCH BORROWER WILL NOT, AND WILL NOT PERMIT ANY OF
               ------------
ITS SUBSIDIARIES TO, CONTRACT, CREATE, INCUR, ASSUME NOR SUFFER TO EXIST ANY INDEBTEDNESS, EXCEPT:

          (A) INDEBTEDNESS IN RESPECT OF THE LOANS, ANY NOTES, THE SECURITY DOCUMENTS AND THE OTHER OBLIGATIONS OF THE LOAN PARTIES UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS;

          (B) INDEBTEDNESS OUTSTANDING ON THE CLOSING DATE (INCLUDING INDEBTEDNESS EVIDENCED BY THE 1996 SENIOR SUBORDINATED NOTES AND THE 1997 SENIOR SUBORDINATED NOTES AND GUARANTEES THEREOF) AND LISTED ON SCHEDULE 6.1, AND ANY SUBSEQUENT EXTENSION, RENEWAL OR REFINANCING THEREOF WHICH DOES NOT INCREASE THE AMOUNT THEREOF OR RESULT IN ANY ADVANCEMENT IN THE MATURITY DATE OF ANY PORTION OF THE PRINCIPAL THEREOF;

          (C) SO LONG AS PRIOR TO, AND AFTER GIVING EFFECT THERETO, THERE SHALL NOT BE A DEFAULT OR EVENT OF DEFAULT THEN IN EXISTENCE, INDEBTEDNESS OF THE COMPANY INCURRED TO FINANCE THE PURCHASE BY THE COMPANY OF (I) THE TRAVELERS CORPORATION BUILDING ARCHIVES, IN AN AGGREGATE PRINCIPAL AMOUNT NOT TO EXCEED US$4,250,000, (II) THE KNOTT TRANSACTION, IN AN AGGREGATE PRINCIPAL AMOUNT NOT TO EXCEED US$3,000,000, AND (III) THE DATAVAULT TRANSACTION, IN AN AGGREGATE PRINCIPAL AMOUNT NOT TO EXCEED (POUNDS)12,000,000;

          (D)  PERMITTED INTERCOMPANY INDEBTEDNESS;

          (E) INDEBTEDNESS UNDER INTEREST RATE PROTECTION AGREEMENTS ENTERED INTO IN THE ORDINARY COURSE OF BUSINESS;

          (F) ADDITIONAL INDEBTEDNESS (INCLUDING, WITHOUT LIMITATION, (I) CAPITALIZED LEASE OBLIGATIONS AND OTHER INDEBTEDNESS SECURED BY LIENS PERMITTED UNDER SUBSECTION 8.1(J) OR 8.1(K), (II) INDEBTEDNESS ASSUMED IN CONNECTION WITH ANY PERMITTED ACQUISITION AND (III) INDEBTEDNESS INCURRED TO FINANCE THE ACQUISITION OF ANY REAL PROPERTY IN ACCORDANCE WITH SUBSECTION 8.2(E)(III)) UP TO BUT NOT EXCEEDING US$40,000,000 AT ANY ONE TIME OUTSTANDING; AND

          (G) INDEBTEDNESS EVIDENCED BY THE 1998 SENIOR NOTES AND GUARANTEES THEREOF AND INDEBTEDNESS EVIDENCED BY THE 1999 SENIOR SUBORDINATED NOTES AND GUARANTEES THEREOF, WHICH GUARANTEES SHALL BE IN THE FORM PROVIDED IN THE 1999 SENIOR SUBORDINATED NOTES INDENTURE.

          8.5  ADVANCES, INVESTMENTS AND LOANS.  SUCH BORROWER WILL NOT, AND
               -------------------------------
WILL NOT PERMIT ANY OF ITS SUBSIDIARIES TO, DIRECTLY OR INDIRECTLY LEND MONEY OR CREDIT OR MAKE ADVANCES TO ANY PERSON, NOR PURCHASE OR ACQUIRE ANY STOCK, OBLIGATIONS OR SECURITIES OF, OR ANY OTHER INTEREST IN, NOR MAKE ANY CAPITAL CONTRIBUTION TO, ANY OTHER PERSON, EXCEPT:

          (A) RECEIVABLES CREATED OR ACQUIRED IN THE ORDINARY COURSE OF BUSINESS AND PAYABLE OR DISCHARGEABLE IN ACCORDANCE WITH CUSTOMARY TERMS;

          (B)  PERMITTED ACQUISITIONS;

          (C) SUCH BORROWER MAY MAKE AND MAINTAIN TRAVEL, RELOCATION AND OTHER EXPENSE ADVANCES TO EMPLOYEES FOR BUSINESS-RELATED ACTIVITIES IN THE ORDINARY COURSE OF BUSINESS AND CONSISTENT WITH PAST PRACTICE, IN AN AGGREGATE OUTSTANDING PRINCIPAL AMOUNT NOT TO EXCEED US$500,000 AT ANY TIME;

          (D) LOANS AND ADVANCES WHICH CREATE INDEBTEDNESS PERMITTED BY SUBSECTION 8.4(D);

          (E) THE COMPANY MAY ENTER INTO INTEREST RATE PROTECTION AGREEMENTS TO THE EXTENT PERMITTED PURSUANT TO SUBSECTION 8.4(E);

          (F)  PERMITTED INTERCOMPANY INDEBTEDNESS;

          (G) REASONABLE AND CUSTOMARY LOANS MADE TO EMPLOYEES NOT TO EXCEED $500,000 IN THE AGGREGATE AT ANY ONE TIME OUTSTANDING, PLUS ANY LOANS WHICH MAY BE REQUIRED TO BE MADE UNDER THE COMPANY'S NONQUALIFIED STOCK OPTION PLAN IN AN AMOUNT NOT TO EXCEED US$2,000,000; AND

          (H)  THE PERMITTED INTERCOMPANY INVESTMENT.

          8.6  TRANSACTIONS WITH AFFILIATES.  SUCH BORROWER WILL NOT, AND WILL
               ----------------------------
NOT PERMIT ANY OF ITS SUBSIDIARIES TO, ENTER INTO ANY TRANSACTION OR SERIES OF RELATED TRANSACTIONS, WHETHER OR NOT IN THE ORDINARY COURSE OF BUSINESS, WITH ANY AFFILIATE THAT IS NOT A WHOLLY OWNED SUBSIDIARY, EXCEPT THAT:

          (A) THE COMPANY MAY ENTER INTO TRANSACTIONS PERMITTED BY SUBSECTION 8.5(G);

          (B) THE COMPANY MAY PAY CUSTOMARY AND REASONABLE FEES TO ANY DIRECTORS OF THE COMPANY WHO WOULD NOT BE AFFILIATES OF THE COMPANY IF THEY WERE NOT DIRECTORS;

          (C) THE COMPANY SHALL BE PERMITTED TO PERFORM UNDER ANY TAX INDEMNITY AGREEMENT;

          (D) THE COMPANY MAY MAKE ANY "RESTRICTED PAYMENT" THAT IS NOT PROHIBITED BY THE PROVISIONS DESCRIBED UNDER "LIMITATIONS

     ON RESTRICTED PAYMENTS" CONTAINED IN SECTION 4.09 OF THE 1996 SENIOR SUBORDINATED NOTES INDENTURE AND SECTION 4.9 OF THE 1997 SENIOR SUBORDINATED NOTES INDENTURE AND INCORPORATED BY REFERENCE IN SUBSECTION 8.3, INCLUDING, WITHOUT LIMITATION, PAYMENTS MADE TO LEO W. PIERCE, SR. OR HIS SPOUSE PURSUANT TO A PENSION OBLIGATION OF THE COMPANY IN THE ANNUAL AMOUNT OF $96,000;

          (E) THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY MAY PAY CUSTOMARY INVESTMENT BANKING, UNDERWRITING, PLACEMENT AGENT OR FINANCIAL ADVISOR FEES PAID IN CONNECTION WITH SERVICES RENDERED TO THE COMPANY OR ANY SUBSIDIARY OF THE COMPANY;

          (F) THE COMPANY MAY ENTER INTO ANY TRANSACTION, APPROVED BY THE BOARD OF DIRECTORS OF THE COMPANY IN GOOD FAITH, WITH AN OFFICER, DIRECTOR, EMPLOYEE OR CONSULTANT OF THE COMPANY OR OF ANY SUBSIDIARY IN HIS OR HER CAPACITY AS AN OFFICER, DIRECTOR, EMPLOYEE OR CONSULTANT ENTERED INTO IN THE ORDINARY COURSE OF BUSINESS, INCLUDING COMPENSATION, INDEMNITY AND EMPLOYEE BENEFIT ARRANGEMENTS WITH ANY OFFICER, DIRECTOR, EMPLOYEE OR CONSULTANT OF THE COMPANY OR OF ANY SUBSIDIARY;

          (G) THE COMPANY MAY ENTER INTO TRANSACTIONS CREATING PERMITTED INTERCOMPANY INDEBTEDNESS; AND

          (H) THE COMPANY MAY MAKE RENTAL OR LEASE PAYMENTS AND PERFORM ITS OBLIGATIONS UNDER EXISTING LEASES WITH AFFILIATES IN ACCORDANCE WITH THE TERMS THEREOF;

PROVIDED, HOWEVER, THAT THE COMPANY AND ITS SUBSIDIARIES MAY RENEW ANY OF THE
--------  -------
EXISTING AFFILIATE CONTRACTS THROUGH EITHER A RENEWAL OPTION OR UPON EXPIRATION OF AN ARRANGEMENT ON SUBSTANTIALLY SIMILAR TERMS TO THOSE IN EFFECT IMMEDIATELY PRECEDING SUCH EXPIRATION.

          8.7  CAPITAL EXPENDITURES.  SUCH BORROWER WILL NOT, AND WILL NOT
               --------------------
PERMIT ANY OF ITS SUBSIDIARIES TO, MAKE ANY EXPENDITURE (COLLECTIVELY, "CAPITAL
                                                                        -------
EXPENDITURES") FOR FIXED OR CAPITAL ASSETS (INCLUDING, WITHOUT LIMITATION,
------------
EXPENDITURES FOR MAINTENANCE AND REPAIRS WHICH SHOULD BE CAPITALIZED IN ACCORDANCE WITH GAAP AND INCLUDING CAPITALIZED LEASE OBLIGATIONS AND EXCLUDING CLIENT ACQUISITION COSTS (WHETHER OR NOT SUCH COSTS WOULD BE CLASSIFIED AS CAPITAL EXPENDITURES IN ACCORDANCE WITH GAAP) BUT EXCLUDING (A) CAPITAL EXPENDITURES RELATED TO A PERMITTED ACQUISITION; (B) INSURANCE PROCEEDS RECEIVED IN CONNECTION WITH ANY CASUALTY EVENT USED AS AND PERMITTED BY SUBSECTION 4.4(D) TO EFFECT THE REPAIR, CONSTRUCTION OR REBUILDING OF THE ASSET WHICH IS THE SUBJECT OF SUCH CASUALTY EVENT; (C) AMOUNTS EXPENDED TO PURCHASE THE TRAVELERS CORPORATION BUILDING ARCHIVES AND CONSUMMATE THE KNOTT TRANSACTION IN ACCORDANCE WITH SUBSECTIONS 8.2(E)(I) AND 8.2(E)(II), RESPECTIVELY; (D) AMOUNTS EXPENDED TO PURCHASE REAL PROPERTY PURSUANT TO SUBSECTION 8.2(E)(III) AND (IV); AND (E) AMOUNTS EXPENDED TO ACQUIRE AND DEVELOP A SITE WITHIN THE PROVIDENCE CORPORATE CENTER IN CONNECTION WITH THE COMPANY'S JOINT VENTURE WITH PROVIDENCE VENTURE I, L.P., PROVIDED THAT THE AGGREGATE AMOUNTS EXPENDED IN
      --------

CONNECTION THEREWITH SHALL NOT EXCEED US$13,000,000) WHICH SHOULD BE CAPITALIZED IN ACCORDANCE WITH GAAP; PROVIDED THAT THE COMPANY AND ITS SUBSIDIARIES MAY MAKE
                         --------
CAPITAL EXPENDITURES SO LONG AS THE AGGREGATE AMOUNT THEREOF (OTHER THAN THOSE DESCRIBED IN CLAUSES (A) THROUGH (E) ABOVE) DOES NOT EXCEED, DURING ANY FISCAL YEAR OF THE COMPANY, AN AMOUNT EQUAL TO THE SUM OF (X) 17% OF TOTAL CONSOLIDATED REVENUES OF THE COMPANY AND ITS SUBSIDIARIES DURING THE 12-MONTH PERIOD ENDING ON SEPTEMBER 30 OF SUCH YEAR PLUS (Y) TO THE EXTENT NOT INCLUDED IN CLAUSE (X) ABOVE, 17% OF THE TOTAL REVENUES FOR SUCH 12-MONTH PERIOD OF ALL BUSINESSES ACQUIRED BY THE COMPANY AND ITS SUBSIDIARIES DURING SUCH 12-MONTH PERIOD (INCLUDING THE REVENUES OF EACH SUCH BUSINESS FOR THE PERIOD FROM THE BEGINNING OF SUCH 12-MONTH PERIOD THROUGH THE DATE OF THE ACQUISITION THEREOF).

          8.8  FIXED CHARGE COVERAGE RATIO.  COMMENCING ON SEPTEMBER 30, 1997,
               ---------------------------
THE COMPANY WILL NOT PERMIT ITS FIXED CHARGE COVERAGE RATIO FOR ANY PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS ENDING ON AND AFTER SUCH DATE, IN EACH CASE TAKEN AS ONE ACCOUNTING PERIOD, TO BE LESS THAN 1.0:1.0.

          8.9  INTEREST COVERAGE RATIO.  THE COMPANY WILL NOT PERMIT ITS RATIO
               -----------------------
OF EBITDA TO INTEREST EXPENSE FOR ANY PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS ENDING DURING ANY PERIOD SET FORTH BELOW, IN EACH CASE TAKEN AS ONE ACCOUNTING PERIOD, TO BE LESS THAN THE RATIO SET FORTH OPPOSITE SUCH PERIOD BELOW:

                   PERIOD                           RATIO
                   ------                           -----

FROM AND INCLUDING THE CLOSING DATE THROUGH      1.50 TO 1.00
 DECEMBER 31, 1997

FROM AND INCLUDING JANUARY 1, 1998 THROUGH       1.75 TO 1.00
 MARCH 31, 2000

FROM AND INCLUDING APRIL 1, 2000 THROUGH         2.00 TO 1.00
 DECEMBER 31, 2000

FROM AND INCLUDING JANUARY 1, 2001 AND           2.50 TO 1.00
 THEREAFTER

          8.10  LEVERAGE RATIO.  (A)  THE COMPANY WILL NOT PERMIT THE LEVERAGE
                --------------
RATIO AT ANY TIME DURING ANY PERIOD SET FORTH BELOW TO EXCEED THE RATIO SET FORTH OPPOSITE SUCH PERIOD BELOW:

                   PERIOD                           RATIO
                   ------                           -----

FROM AND INCLUDING THE CLOSING DATE THROUGH      6.00 TO 1.00
 JUNE 11, 1998

                   PERIOD                           RATIO
                   ------                           -----

FROM AND INCLUDING JUNE 12, 1998 THROUGH         6.50 TO 1.00
 DECEMBER 31, 1999

FROM AND INCLUDING JANUARY 1, 2000 THROUGH       6.25 TO 1.00
 MARCH 31, 2000

FROM AND INCLUDING APRIL 1, 2000 THROUGH         6.00 TO 1.00
 DECEMBER 31, 2000

FROM AND INCLUDING JANUARY 1, 2001 THROUGH       5.50 TO 1.00
 DECEMBER 31, 2001

FROM AND INCLUDING JANUARY 1, 2002 THROUGH       4.50 TO 1.00
 DECEMBER 31, 2002

FROM AND INCLUDING JANUARY 1, 2003  AND          3.50 TO 1.00
 THEREAFTER

          (B) THE COMPANY WILL NOT AT ANY TIME DURING ANY PERIOD SET FORTH BELOW PERMIT THE RATIO OF (I) THE AGGREGATE PRINCIPAL AMOUNT OF LOANS THEN OUTSTANDING, LESS ANY CASH BALANCES IN EXCESS OF US$500,000 THEN OUTSTANDING TO THE CREDIT OF THE COMPANY AND ITS SUBSIDIARIES IN THEIR OPERATING ACCOUNTS TO
(II) ADJUSTED EBITDA OF THE COMPANY FOR THE THEN MOST RECENTLY ENDED PERIOD OF FOUR CONSECUTIVE FISCAL QUARTERS FOR WHICH FINANCIAL STATEMENTS SHALL HAVE BEEN DELIVERED TO THE LENDERS PURSUANT TO SUBSECTION 7.1(A) OR 7.1(B) TO EXCEED THE RATIO SET FORTH OPPOSITE SUCH PERIOD BELOW:

                   PERIOD                           RATIO
                   ------                           -----

FROM AND INCLUDING THE CLOSING DATE THROUGH      2.75 TO 1.0
 JUNE 30, 1998

FROM AND INCLUDING JULY 1, 1998 THROUGH          2.50 TO 1.0
 DECEMBER 31, 2000

FROM AND INCLUDING JANUARY 1, 2001 THROUGH       2.00 TO 1.0
 DECEMBER 31, 2002

FROM AND INCLUDING JANUARY 1, 2003 AND           1.50 TO 1.0
 THEREAFTER

          8.11  LIMITATION ON VOLUNTARY PAYMENTS AND MODIFICATIONS OF
                -----------------------------------------------------
INDEBTEDNESS AND CERTAIN OTHER AGREEMENTS, ETC.  THE COMPANY WILL NOT, AND WILL
-----------------------------------------------
NOT PERMIT ANY OF ITS SUBSIDIARIES TO:

               (A) MAKE (OR GIVE ANY NOTICE IN RESPECT OF) ANY VOLUNTARY OR OPTIONAL PAYMENT OR PREPAYMENT, DEFEASANCE OR REDEMPTION OR ACQUISITION FOR VALUE OF ANY INDEBTEDNESS (OTHER THAN THE LOANS AND PERMITTED INTERCOMPANY INDEBTEDNESS), PROVIDED THAT THE COMPANY MAY UTILIZE THE PROCEEDS OF ANY
                    --------
     SALE OF SHARES OF ITS CAPITAL STOCK COMPLETED SUBSEQUENT TO THE DATE HEREOF TO (X) REDEEM 1997 SENIOR SUBORDINATED NOTES IN ACCORDANCE WITH SECTION 3.7(B) OF THE 1997 SENIOR SUBORDINATED NOTES INDENTURE, (Y) REDEEM 1998 SENIOR NOTES IN ACCORDANCE WITH SECTION3.7(B) OF THE 1998 SENIOR NOTES INDENTURE AND/OR (Z) REDEEM 1999 SENIOR SUBORDINATED NOTES IN ACCORDANCE WITH THE TERMS OF THE 1999 SENIOR SUBORDINATED NOTES INDENTURE, SO LONG AS SIMULTANEOUSLY THEREWITH THE BORROWERS SHALL PREPAY THE LOANS AND/OR REDUCE L/C EXPOSURE IN ACCORDANCE WITH SUBSECTION 4.4(A) IN AN AMOUNT AT LEAST EQUAL TO THE AGGREGATE AMOUNT OF SUCH PROCEEDS SO UTILIZED (OR, IF THE AGGREGATE THEN UNPAID PRINCIPAL AMOUNT OF THE LOANS AND L/C OBLIGATIONS IS LESS THAN SUCH AMOUNT, THE BORROWERS SHALL PREPAY THE LOANS IN FULL AND REDUCE L/C EXPOSURE TO ZERO) AND PROVIDED FURTHER THAT THE COMPANY MAY
                                      -------- -------
     PURCHASE, REPURCHASE, REDEEM OR MAKE ANY OTHER PAYMENT IN RESPECT OF THE 1996 SENIOR SUBORDINATED NOTES, THE 1997 SENIOR SUBORDINATED NOTES OR THE 1998 SENIOR NOTES TO THE EXTENT PERMITTED BY SUBSECTION 7.12(III);

               (B) AMEND OR MODIFY, OR PERMIT THE AMENDMENT OR MODIFICATION OF, OR RELATING TO THE PAYMENT OR PREPAYMENT OF THE PRINCIPAL OF OR INTEREST ON ANY INDEBTEDNESS OTHER THAN PERMITTED INTERCOMPANY INDEBTEDNESS (OTHER THAN ANY SUCH AMENDMENT OR MODIFICATION WHICH WOULD EXTEND THE MATURITY OR REDUCE THE AMOUNT OF ANY PAYMENT OF PRINCIPAL THEREOF OR WHICH WOULD REDUCE THE RATE OR EXTEND THE DATE FOR PAYMENT OF INTEREST THEREON);

               (C) AMEND OR MODIFY, OR PERMIT THE AMENDMENT OR MODIFICATION OF, ANY OF THE TERMS AND CONDITIONS OF THE 1996 SENIOR SUBORDINATED NOTES INDENTURE, THE 1997 SENIOR SUBORDINATED NOTES INDENTURE, THE 1998 SENIOR NOTES INDENTURE, THE 1999 SENIOR SUBORDINATED NOTES INDENTURE, THE 1996 SENIOR SUBORDINATED NOTES, THE 1997 SENIOR SUBORDINATED NOTES, THE 1998 SENIOR NOTES OR THE 1999 SENIOR SUBORDINATED NOTES (OTHER THAN (I) AS PERMITTED BY CLAUSE (B) ABOVE AND (II) THOSE THAT WOULD RELAX ANY RESTRICTION ON THE COMPANY OR THE CANADIAN BORROWER, AS THE CASE MAY BE, IMPOSED THEREBY AND WOULD NOT HAVE AN ADVERSE EFFECT UPON THE LENDERS); OR

               (D) AMEND, MODIFY OR CHANGE, OR ENTER INTO ANY NEW AFFILIATE CONTRACT, TAX INDEMNITY AGREEMENT OR TAX SHARING AGREEMENT, EXCEPT FOR ANY SUCH AMENDMENT, MODIFICATION OR CHANGE WHICH IS BENEFICIAL TO THE COMPANY AND ITS SUBSIDIARIES.

          8.12  LIMITATION ON ISSUANCE OF CAPITAL STOCK.  THE COMPANY WILL NOT
                ---------------------------------------
PERMIT ANY OF ITS SUBSIDIARIES TO ISSUE ANY CAPITAL STOCK (INCLUDING BY WAY OF SALES OF TREASURY STOCK) OR ANY OPTIONS OR WARRANTS TO PURCHASE, OR SECURITIES CONVERTIBLE INTO, CAPITAL STOCK,

EXCEPT FOR ISSUANCES WHICH DO NOT DECREASE THE PERCENTAGE OF THE OWNERSHIP OF ANY SUBSIDIARY CURRENTLY HELD, DIRECTLY OR INDIRECTLY, BY THE COMPANY.

          8.13  BUSINESS.  THE COMPANY WILL NOT, AND WILL NOT PERMIT ANY OF ITS
                --------
SUBSIDIARIES TO, ENGAGE (DIRECTLY OR INDIRECTLY) IN ANY BUSINESS OTHER THAN THE BUSINESS IN WHICH IT IS ENGAGED ON THE DATE HEREOF AND ANY OTHER REASONABLY RELATED BUSINESSES. THE LIMITED PARTNERSHIPS SHALL ENGAGE IN NO BUSINESS OTHER THAN OWNING THE STOCK OF THE CANADIAN BORROWER.

          8.14  DESIGNATION OF "DESIGNATED SENIOR INDEBTEDNESS".  THE COMPANY
                -----------------------------------------------
WILL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF THE REQUIRED LENDERS, DESIGNATE ANY INDEBTEDNESS AS "DESIGNATED SENIOR INDEBTEDNESS" WITHIN THE MEANING OF SUCH TERM AS USED IN THE 1996 SENIOR SUBORDINATED NOTES INDENTURE, THE 1997 SENIOR SUBORDINATED NOTES INDENTURE AND THE 1999 SENIOR SUBORDINATED NOTES INDENTURE, AND THE CANADIAN BORROWER WILL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF THE REQUIRED LENDERS, DESIGNATE ANY INDEBTEDNESS AS "DESIGNATED SENIOR INDEBTEDNESS" WITHIN THE MEANING OF SUCH TERM AS USED IN THE 1998 SENIOR NOTES INDENTURE.

                         SECTION 9.  EVENTS OF DEFAULT

               IF ANY OF THE FOLLOWING EVENTS SHALL OCCUR AND BE CONTINUING:

               (A) EITHER BORROWER SHALL FAIL TO PAY ANY PRINCIPAL OF ANY LOAN OR REIMBURSEMENT OBLIGATION WHEN DUE IN ACCORDANCE WITH THE TERMS THEREOF OR HEREOF; OR EITHER BORROWER SHALL FAIL TO PAY ANY INTEREST ON ANY LOAN OR REIMBURSEMENT OBLIGATION, OR ANY OTHER AMOUNT PAYABLE HEREUNDER, WITHIN FIVE DAYS AFTER ANY SUCH INTEREST OR OTHER AMOUNT BECOMES DUE IN ACCORDANCE WITH THE TERMS THEREOF OR HEREOF; OR

               (B) ANY REPRESENTATION OR WARRANTY MADE OR DEEMED MADE BY THE COMPANY OR ANY OTHER LOAN PARTY HEREIN OR IN ANY OTHER LOAN DOCUMENT OR WHICH IS CONTAINED IN ANY CERTIFICATE, DOCUMENT OR FINANCIAL OR OTHER STATEMENT FURNISHED BY IT AT ANY TIME UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY SUCH OTHER LOAN DOCUMENT SHALL PROVE TO HAVE BEEN INCORRECT IN ANY MATERIAL RESPECT ON OR AS OF THE DATE MADE OR DEEMED MADE; OR

               (C) THE COMPANY OR ANY OTHER LOAN PARTY SHALL DEFAULT IN THE OBSERVANCE OR DUE PERFORMANCE OF ANY AGREEMENT CONTAINED IN SECTION 8, SECTIONS 6 AND 7 OF THE US MORTGAGE, AND ARTICLE 2 OF THE CANADIAN SECURITY AGREEMENT; OR

               (D) THE COMPANY OR ANY OTHER LOAN PARTY SHALL DEFAULT IN THE OBSERVANCE OR PERFORMANCE OF ANY OTHER AGREEMENT CONTAINED IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (OTHER THAN AS PROVIDED IN PARAGRAPHS
     (A) THROUGH (C) OF THIS SECTION),

     AND SUCH DEFAULT SHALL CONTINUE UNREMEDIED FOR A PERIOD OF 30 DAYS AFTER THE EARLIER OF (I) THE DATE UPON WHICH WRITTEN NOTICE THEREOF IS GIVEN TO THE COMPANY BY EITHER ADMINISTRATIVE AGENT OR ANY LENDER OR (II) THE DATE UPON WHICH EITHER BORROWER OBTAINS KNOWLEDGE OF SUCH DEFAULT; OR

               (E) THE COMPANY OR ANY OF ITS SUBSIDIARIES SHALL (I) DEFAULT (UNLESS SUCH DEFAULT HAS BEEN WAIVED BY THE RELEVANT CREDITOR) IN ANY PAYMENT OF PRINCIPAL OF OR INTEREST ON ANY INDEBTEDNESS (OTHER THAN THE LOANS) OR IN THE PAYMENT OF ANY GUARANTEE OBLIGATION, BEYOND THE PERIOD OF GRACE, IF ANY, PROVIDED IN THE INSTRUMENT OR AGREEMENT UNDER WHICH SUCH INDEBTEDNESS OR GUARANTEE OBLIGATION WAS CREATED; OR (II) DEFAULT IN THE OBSERVANCE OR PERFORMANCE OF ANY OTHER AGREEMENT OR CONDITION RELATING TO ANY SUCH INDEBTEDNESS OR GUARANTEE OBLIGATION OR CONTAINED IN ANY INSTRUMENT OR AGREEMENT EVIDENCING, SECURING OR RELATING THERETO, OR ANY OTHER EVENT SHALL OCCUR OR CONDITION EXIST, THE EFFECT OF WHICH DEFAULT OR OTHER EVENT OR CONDITION IS TO CAUSE, OR TO PERMIT THE HOLDER OR HOLDERS OF SUCH INDEBTEDNESS OR BENEFICIARY OR BENEFICIARIES OF SUCH GUARANTEE OBLIGATION (OR A TRUSTEE OR AGENT ON BEHALF OF SUCH HOLDER OR HOLDERS OR BENEFICIARY OR BENEFICIARIES) TO CAUSE, WITH THE GIVING OF NOTICE IF REQUIRED, SUCH INDEBTEDNESS TO BECOME DUE PRIOR TO ITS STATED MATURITY OR SUCH GUARANTEE OBLIGATION TO BECOME PAYABLE; PROVIDED, HOWEVER, THAT NO
                                                  --------  -------
     DEFAULT OR EVENT OF DEFAULT SHALL EXIST UNDER THIS PARAGRAPH UNLESS THE AGGREGATE AMOUNT OF INDEBTEDNESS AND/OR GUARANTEE OBLIGATIONS IN RESPECT OF WHICH ANY DEFAULT OR OTHER EVENT OR CONDITION REFERRED TO IN THIS PARAGRAPH SHALL HAVE OCCURRED SHALL BE EQUAL TO AT LEAST US$1,000,000; OR

               (F) (I) THE COMPANY OR ANY OF ITS MATERIAL SUBSIDIARIES SHALL COMMENCE ANY VOLUNTARY CASE, PROCEEDING OR OTHER ACTION (A) UNDER ANY EXISTING OR FUTURE LAW OF ANY JURISDICTION, DOMESTIC OR FOREIGN, RELATING TO BANKRUPTCY, INSOLVENCY, REORGANIZATION OR RELIEF OF DEBTORS, SEEKING TO HAVE AN ORDER FOR RELIEF ENTERED WITH RESPECT TO IT, OR SEEKING TO ADJUDICATE IT A BANKRUPT OR INSOLVENT, OR SEEKING REORGANIZATION, ARRANGEMENT, ADJUSTMENT, WINDING-UP, LIQUIDATION, DISSOLUTION, COMPOSITION OR OTHER RELIEF WITH RESPECT TO IT OR ITS DEBTS, OR (B) SEEKING APPOINTMENT OF A RECEIVER, TRUSTEE, CUSTODIAN, CONSERVATOR OR OTHER SIMILAR OFFICIAL FOR IT OR FOR ALL OR ANY SUBSTANTIAL PART OF ITS ASSETS, OR THE COMPANY OR ANY OF ITS SUBSIDIARIES SHALL MAKE A GENERAL ASSIGNMENT FOR THE BENEFIT OF ITS CREDITORS; OR (II) THERE SHALL BE COMMENCED AGAINST THE COMPANY OR ANY OF ITS MATERIAL SUBSIDIARIES ANY CASE, PROCEEDING OR OTHER ACTION OF A NATURE REFERRED TO IN CLAUSE (I) ABOVE WHICH (A) RESULTS IN THE ENTRY OF AN ORDER FOR RELIEF OR ANY SUCH ADJUDICATION OR APPOINTMENT OR (B) REMAINS UNDISMISSED, UNDISCHARGED OR UNBONDED FOR A PERIOD OF 60 DAYS; OR (III) THERE SHALL BE COMMENCED AGAINST THE COMPANY OR ANY OF ITS SUBSIDIARIES ANY CASE, PROCEEDING OR OTHER ACTION SEEKING ISSUANCE OF A WARRANT OF ATTACHMENT, EXECUTION, DISTRAINT OR SIMILAR PROCESS AGAINST ALL OR ANY SUBSTANTIAL PART OF ITS

     ASSETS WHICH RESULTS IN THE ENTRY OF AN ORDER FOR ANY SUCH RELIEF WHICH SHALL NOT HAVE BEEN VACATED, DISCHARGED, OR STAYED OR BONDED PENDING APPEAL WITHIN 60 DAYS FROM THE ENTRY THEREOF; OR (IV) THE COMPANY OR ANY OF ITS SUBSIDIARIES SHALL TAKE ANY ACTION IN FURTHERANCE OF, OR INDICATING ITS CONSENT TO, APPROVAL OF, OR ACQUIESCENCE IN, ANY OF THE ACTS SET FORTH IN CLAUSE (I), (II), OR (III) ABOVE; OR (V) THE COMPANY OR ANY OF ITS SUBSIDIARIES SHALL GENERALLY NOT, OR SHALL BE UNABLE TO, OR SHALL ADMIT IN WRITING ITS INABILITY TO, PAY ITS DEBTS AS THEY BECOME DUE; OR

               (G) (I) ANY PERSON SHALL ENGAGE IN ANY NON-EXEMPT "PROHIBITED TRANSACTION" (AS DEFINED IN SECTION 406 OF ERISA OR SECTION 4975 OF THE
     CODE) INVOLVING ANY PLAN, (II) ANY "ACCUMULATED FUNDING DEFICIENCY" (AS DEFINED IN SECTION 302 OF ERISA), WHETHER OR NOT WAIVED, SHALL EXIST WITH RESPECT TO ANY PLAN OR ANY LIEN IN FAVOR OF THE PBGC OR A PLAN SHALL ARISE ON THE ASSETS OF THE COMPANY OR ANY COMMONLY CONTROLLED ENTITY, (III) A REPORTABLE EVENT SHALL OCCUR WITH RESPECT TO, OR PROCEEDINGS SHALL COMMENCE TO HAVE A TRUSTEE APPOINTED, OR A TRUSTEE SHALL BE APPOINTED, TO ADMINISTER OR TO TERMINATE, ANY SINGLE EMPLOYER PLAN, WHICH REPORTABLE EVENT OR COMMENCEMENT OF PROCEEDINGS OR APPOINTMENT OF A TRUSTEE IS, IN THE REASONABLE OPINION OF THE REQUIRED LENDERS, LIKELY TO RESULT IN THE TERMINATION OF SUCH PLAN FOR PURPOSES OF TITLE IV OF ERISA, (IV) ANY SINGLE EMPLOYER PLAN SHALL TERMINATE FOR PURPOSES OF TITLE IV OF ERISA, (V) THE COMPANY OR ANY COMMONLY CONTROLLED ENTITY SHALL, OR IN THE REASONABLE OPINION OF THE REQUIRED LENDERS IS LIKELY TO, INCUR ANY LIABILITY IN CONNECTION WITH A WITHDRAWAL FROM, OR THE INSOLVENCY OR REORGANIZATION OF, A MULTIEMPLOYER PLAN OR (VI) ANY OTHER EVENT OR CONDITION SHALL OCCUR OR EXIST WITH RESPECT TO A PLAN; BUT ONLY IF, IN EACH CASE IN CLAUSES (I) THROUGH (VI) ABOVE, SUCH EVENT OR CONDITION, TOGETHER WITH ALL OTHER SUCH EVENTS OR CONDITIONS, IF ANY, INVOLVE AN AGGREGATE AMOUNT IN EXCESS OF US$3,000,000; OR

               (H) ONE OR MORE JUDGMENTS OR DECREES SHALL BE ENTERED AGAINST THE COMPANY OR ANY OF ITS SUBSIDIARIES INVOLVING IN THE AGGREGATE A LIABILITY (NOT PAID OR FULLY COVERED BY INSURANCE) OF US$3,000,000 OR MORE, AND ALL SUCH JUDGMENTS OR DECREES SHALL NOT HAVE BEEN VACATED, DISCHARGED, STAYED OR BONDED PENDING APPEAL WITHIN 60 DAYS FROM THE ENTRY THEREOF; OR

               (I) (I) ANY OF THE SECURITY DOCUMENTS SHALL CEASE, FOR ANY REASON, TO BE IN FULL FORCE AND EFFECT, OR THE COMPANY OR ANY OTHER LOAN PARTY WHICH IS A PARTY TO ANY OF THE SECURITY DOCUMENTS SHALL SO ASSERT; OR
     (II) THE LIEN CREATED BY ANY OF THE SECURITY DOCUMENTS SHALL CEASE TO BE ENFORCEABLE AND OF THE SAME EFFECT AND PRIORITY PURPORTED TO BE CREATED THEREBY; OR (III) ANY GUARANTEE IN ANY OF THE SECURITY DOCUMENTS SHALL CEASE, FOR ANY REASON, TO BE IN FULL FORCE AND EFFECT OR ANY LOAN PARTY WHICH IS A GUARANTOR THEREUNDER SHALL SO ASSERT; OR

               (J)  ANY CHANGE OF CONTROL SHALL OCCUR; OR

               (K) ANY "DISSOLUTION EVENT," AS DEFINED IN THE ARTICLES OF ASSOCIATION OF THE CANADIAN BORROWER SHALL OCCUR;

THEN, AND IN ANY SUCH EVENT, (A) IF SUCH EVENT IS AN EVENT OF DEFAULT SPECIFIED IN CLAUSE (I) OR (II) OF PARAGRAPH (F) OF THIS SECTION WITH RESPECT TO EITHER BORROWER, AUTOMATICALLY THE COMMITMENTS SHALL IMMEDIATELY TERMINATE AND THE LOANS HEREUNDER (INCLUDING (X) THE FACE AMOUNT OF ALL BANKERS' ACCEPTANCES ACCEPTED BY ANY C$ LENDER AND (Y) THE DOLLAR EQUIVALENT AMOUNT OF ALL AMOUNTS OF L/C OBLIGATIONS, WHETHER OR NOT THE BENEFICIARIES OF THE THEN OUTSTANDING LETTERS OF CREDIT SHALL HAVE PRESENTED THE DOCUMENTS REQUIRED THEREUNDER), WITH ACCRUED INTEREST THEREON, AND ALL OTHER AMOUNTS OWING UNDER THIS AGREEMENT SHALL IMMEDIATELY BECOME DUE AND PAYABLE, AND (B) IF SUCH EVENT IS ANY OTHER EVENT OF DEFAULT, EITHER OR BOTH OF THE FOLLOWING ACTIONS MAY BE TAKEN:

               (I) (X) WITH THE CONSENT OF THE REQUIRED US$ LENDERS, THE US ADMINISTRATIVE AGENT MAY, OR UPON THE REQUEST OF THE REQUIRED US$ LENDERS, THE US ADMINISTRATIVE AGENT SHALL, BY NOTICE TO THE COMPANY DECLARE THE US COMMITMENTS TO BE TERMINATED FORTHWITH, WHEREUPON THE US COMMITMENTS SHALL IMMEDIATELY TERMINATE; AND (Y) WITH THE CONSENT OF THE REQUIRED US$ LENDERS, THE US ADMINISTRATIVE AGENT MAY, OR UPON THE REQUEST OF THE REQUIRED US$ LENDERS, THE US ADMINISTRATIVE AGENT SHALL, BY NOTICE TO THE COMPANY, DECLARE THE US$ LOANS HEREUNDER (WITH ACCRUED INTEREST THEREON) AND ALL OTHER AMOUNTS OWING UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (INCLUDING THE DOLLAR EQUIVALENT AMOUNT OF ALL AMOUNTS OF L/C OBLIGATIONS, WHETHER OR NOT THE BENEFICIARIES OF THE THEN OUTSTANDING LETTERS OF CREDIT SHALL HAVE PRESENTED THE DOCUMENTS REQUIRED THEREUNDER) TO THE US$ LENDERS TO BE DUE AND PAYABLE FORTHWITH, WHEREUPON THE SAME SHALL IMMEDIATELY BECOME DUE AND PAYABLE. WITH RESPECT TO ALL LETTERS OF CREDIT WITH RESPECT TO WHICH PRESENTMENT FOR HONOR SHALL NOT HAVE OCCURRED AT THE TIME OF AN ACCELERATION PURSUANT TO THIS PARAGRAPH, THE COMPANY SHALL AT SUCH TIME DEPOSIT IN A CASH COLLATERAL ACCOUNT OPENED BY THE US ADMINISTRATIVE AGENT AN AMOUNT EQUAL TO THE AGGREGATE THEN UNDRAWN AND UNEXPIRED AMOUNT OF SUCH LETTERS OF CREDIT. AMOUNTS HELD IN SUCH CASH COLLATERAL ACCOUNT SHALL BE APPLIED BY THE US ADMINISTRATIVE AGENT TO THE PAYMENT OF DRAFTS DRAWN UNDER SUCH LETTERS OF CREDIT, AND THE UNUSED PORTION THEREOF AFTER ALL SUCH LETTERS OF CREDIT SHALL HAVE EXPIRED OR BEEN FULLY DRAWN UPON, IF ANY, SHALL BE APPLIED TO REPAY OTHER OBLIGATIONS OF THE COMPANY HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS. AFTER ALL SUCH LETTERS OF CREDIT SHALL HAVE EXPIRED OR BEEN FULLY DRAWN UPON, ALL REIMBURSEMENT OBLIGATIONS SHALL HAVE BEEN SATISFIED AND ALL OTHER OBLIGATIONS OF THE COMPANY HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS SHALL HAVE BEEN PAID IN FULL, THE BALANCE, IF ANY, IN SUCH CASH COLLATERAL ACCOUNT SHALL BE RETURNED TO THE COMPANY (OR SUCH OTHER PERSON AS MAY BE LAWFULLY ENTITLED THERETO); AND

               (II) (X) WITH THE CONSENT OF THE REQUIRED C$ LENDERS, THE CANADIAN ADMINISTRATIVE AGENT MAY, OR UPON THE REQUEST OF THE REQUIRED C$ LENDERS, THE CANADIAN ADMINISTRATIVE AGENT SHALL, BY NOTICE TO THE CANADIAN BORROWER DECLARE THE CANADIAN COMMITMENTS TO BE TERMINATED FORTHWITH, WHEREUPON THE CANADIAN COMMITMENTS SHALL IMMEDIATELY TERMINATE; AND (Y) WITH THE CONSENT OF THE REQUIRED C$ LENDERS, THE CANADIAN ADMINISTRATIVE AGENT MAY, OR UPON THE REQUEST OF THE REQUIRED C$ LENDERS, THE CANADIAN ADMINISTRATIVE AGENT SHALL, BY NOTICE TO THE CANADIAN BORROWER DECLARE THE C$ LOANS HEREUNDER (INCLUDING THE FACE AMOUNT OF ALL BANKERS' ACCEPTANCES ACCEPTED BY ANY C$ LENDER), WITH ACCRUED INTEREST THEREON, AND ALL OTHER AMOUNTS OWING UNDER THIS AGREEMENT TO THE CANADIAN LENDERS TO BE DUE AND PAYABLE FORTHWITH, WHEREUPON THE SAME SHALL IMMEDIATELY BECOME DUE AND PAYABLE.

EXCEPT AS EXPRESSLY PROVIDED ABOVE IN THIS SECTION, PRESENTMENT, DEMAND, PROTEST AND ALL OTHER NOTICES OF ANY KIND ARE HEREBY EXPRESSLY WAIVED.

                     SECTION 10.  THE ADMINISTRATIVE AGENTS

          10.1  APPOINTMENT.  EACH LENDER HEREBY IRREVOCABLY DESIGNATES AND
                -----------
APPOINTS THE ADMINISTRATIVE AGENTS AS THE AGENTS OF SUCH LENDER UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND EACH SUCH LENDER IRREVOCABLY AUTHORIZES THE ADMINISTRATIVE AGENTS, IN SUCH CAPACITIES, TO TAKE SUCH ACTION ON ITS BEHALF UNDER THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND TO EXERCISE SUCH POWERS AND PERFORM SUCH DUTIES AS ARE EXPRESSLY DELEGATED TO THE ADMINISTRATIVE AGENTS BY THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH SUCH OTHER POWERS AS ARE REASONABLY INCIDENTAL THERETO. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY ELSEWHERE IN THIS AGREEMENT, THE ADMINISTRATIVE AGENTS SHALL NOT HAVE ANY DUTIES OR RESPONSIBILITIES, EXCEPT THOSE EXPRESSLY SET FORTH IN THIS AGREEMENT, OR ANY FIDUCIARY RELATIONSHIP WITH ANY LENDER, AND NO IMPLIED COVENANTS, FUNCTIONS, RESPONSIBILITIES, DUTIES, OBLIGATIONS OR LIABILITIES SHALL BE READ INTO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE EXIST AGAINST EITHER ADMINISTRATIVE AGENT. THE BORROWERS SHALL BE ENTITLED TO CONCLUSIVELY RELY UPON ANY STATEMENT MADE BY EITHER ADMINISTRATIVE AGENT THAT IT HAS RECEIVED THE APPROVAL OF THE REQUIRED LENDERS, THE REQUIRED US$ LENDERS, THE REQUIRED C$ LENDERS, ALL OF THE LENDERS, ALL OF THE US$ LENDERS OR ALL OF THE C$ LENDERS.

          10.2  DELEGATION OF DUTIES.  EACH ADMINISTRATIVE AGENT MAY EXECUTE ANY
                --------------------
OF ITS DUTIES UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY OR THROUGH AGENTS OR ATTORNEYS-IN-FACT AND SHALL BE ENTITLED TO ADVICE OF COUNSEL CONCERNING ALL MATTERS PERTAINING TO SUCH DUTIES. NEITHER ADMINISTRATIVE AGENT SHALL BE RESPONSIBLE TO ANY LENDER FOR THE NEGLIGENCE OR MISCONDUCT OF ANY AGENTS OR ATTORNEYS IN-FACT SELECTED BY IT WITH REASONABLE CARE.

          10.3  EXCULPATORY PROVISIONS.  NEITHER ADMINISTRATIVE AGENT NOR ANY OF
                ----------------------
ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT OR AFFILIATES SHALL BE (I) LIABLE FOR ANY ACTION LAWFULLY TAKEN OR OMITTED TO BE TAKEN BY IT OR SUCH PERSON UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT FOR ITS OR SUCH PERSON'S OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OR (II) RESPONSIBLE IN ANY MANNER TO ANY OF THE LENDERS FOR ANY RECITALS, STATEMENTS, REPRESENTATIONS OR WARRANTIES MADE BY ANY LOAN PARTY OR ANY OFFICER THEREOF CONTAINED IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY CERTIFICATE, REPORT, STATEMENT OR OTHER DOCUMENT REFERRED TO OR PROVIDED FOR IN, OR RECEIVED BY SUCH ADMINISTRATIVE AGENT UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR THE VALUE, VALIDITY, EFFECTIVENESS, GENUINENESS, ENFORCEABILITY OR SUFFICIENCY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR ANY FAILURE OF ANY LOAN PARTY TO PERFORM ITS OBLIGATIONS HEREUNDER OR THEREUNDER. NEITHER ADMINISTRATIVE AGENT SHALL BE UNDER ANY OBLIGATION TO ANY LENDER TO ASCERTAIN OR TO INQUIRE AS TO THE OBSERVANCE OR PERFORMANCE OF ANY OF THE AGREEMENTS CONTAINED IN, OR CONDITIONS OF, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR TO INSPECT THE PROPERTIES, BOOKS OR RECORDS OF ANY LOAN PARTY.

          10.4  RELIANCE BY ADMINISTRATIVE AGENT.  EACH ADMINISTRATIVE AGENT
                --------------------------------
SHALL BE ENTITLED TO RELY, AND SHALL BE FULLY PROTECTED IN RELYING, UPON ANY NOTE, WRITING, RESOLUTION, NOTICE, CONSENT, CERTIFICATE, AFFIDAVIT, LETTER, TELECOPY, TELEX OR TELETYPE MESSAGE, STATEMENT, ORDER OR OTHER DOCUMENT OR CONVERSATION REASONABLY BELIEVED BY IT TO BE GENUINE AND CORRECT AND TO HAVE BEEN SIGNED, SENT OR MADE BY THE PROPER PERSON OR PERSONS AND UPON ADVICE AND STATEMENTS OF LEGAL COUNSEL (INCLUDING, WITHOUT LIMITATION, COUNSEL TO THE BORROWERS), INDEPENDENT ACCOUNTANTS AND OTHER EXPERTS SELECTED BY THE ADMINISTRATIVE AGENT. EACH ADMINISTRATIVE AGENT MAY DEEM AND TREAT THE PAYEE OF ANY NOTE AS THE OWNER THEREOF FOR ALL PURPOSES UNLESS A WRITTEN NOTICE OF ASSIGNMENT, NEGOTIATION OR TRANSFER THEREOF SHALL HAVE BEEN FILED WITH SUCH ADMINISTRATIVE AGENT. EACH ADMINISTRATIVE AGENT SHALL BE FULLY JUSTIFIED IN FAILING OR REFUSING TO TAKE ANY ACTION UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT UNLESS IT SHALL FIRST RECEIVE SUCH ADVICE OR CONCURRENCE OF THE REQUIRED LENDERS AS IT DEEMS APPROPRIATE OR IT SHALL FIRST BE INDEMNIFIED TO ITS SATISFACTION BY THE LENDERS AGAINST ANY AND ALL LIABILITY AND EXPENSE WHICH MAY BE INCURRED BY IT BY REASON OF TAKING OR CONTINUING TO TAKE ANY SUCH ACTION. EACH ADMINISTRATIVE AGENT SHALL IN ALL CASES BE FULLY PROTECTED IN ACTING, OR IN REFRAINING FROM ACTING, UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS IN ACCORDANCE WITH A REQUEST OF THE REQUIRED LENDERS, AND SUCH REQUEST AND ANY ACTION TAKEN OR FAILURE TO ACT PURSUANT THERETO SHALL BE BINDING UPON ALL THE LENDERS AND ALL FUTURE HOLDERS OF THE LOANS.

          10.5  NOTICE OF DEFAULT.  NEITHER ADMINISTRATIVE AGENT SHALL BE DEEMED
                -----------------
TO HAVE KNOWLEDGE OR NOTICE OF THE OCCURRENCE OF ANY DEFAULT OR EVENT OF DEFAULT HEREUNDER UNLESS SUCH ADMINISTRATIVE AGENT HAS RECEIVED NOTICE FROM A LENDER OR THE COMPANY REFERRING TO THIS AGREEMENT, DESCRIBING SUCH DEFAULT OR

EVENT OF DEFAULT AND STATING THAT SUCH NOTICE IS A "NOTICE OF DEFAULT." IN THE EVENT THAT EITHER ADMINISTRATIVE AGENT RECEIVES SUCH A NOTICE, SUCH ADMINISTRATIVE AGENT SHALL GIVE NOTICE THEREOF TO THE LENDERS. THE ADMINISTRATIVE AGENTS SHALL TAKE SUCH ACTION WITH RESPECT TO SUCH DEFAULT OR EVENT OF DEFAULT AS SHALL BE REASONABLY DIRECTED BY THE REQUIRED LENDERS; PROVIDED THAT UNLESS AND UNTIL THE ADMINISTRATIVE AGENTS SHALL HAVE RECEIVED
--------
SUCH DIRECTIONS, THE ADMINISTRATIVE AGENTS MAY (BUT SHALL NOT BE OBLIGATED TO) TAKE SUCH ACTION, OR REFRAIN FROM TAKING SUCH ACTION, WITH RESPECT TO SUCH DEFAULT OR EVENT OF DEFAULT AS THEY SHALL DEEM ADVISABLE AND IN THE BEST INTERESTS OF THE LENDERS.

          10.6  NON-RELIANCE ON ADMINISTRATIVE AGENTS AND OTHER LENDERS.  EACH
                -------------------------------------------------------
LENDER EXPRESSLY ACKNOWLEDGES THAT NEITHER ADMINISTRATIVE AGENT NOR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT OR AFFILIATES HAS MADE ANY REPRESENTATIONS OR WARRANTIES TO IT AND THAT NO ACT BY EITHER ADMINISTRATIVE AGENT HEREINAFTER TAKEN, INCLUDING ANY REVIEW OF THE AFFAIRS OF EITHER BORROWER, SHALL BE DEEMED TO CONSTITUTE ANY REPRESENTATION OR WARRANTY BY SUCH ADMINISTRATIVE AGENT TO ANY LENDER. EACH LENDER REPRESENTS TO THE ADMINISTRATIVE AGENTS THAT IT HAS, INDEPENDENTLY AND WITHOUT RELIANCE UPON EITHER ADMINISTRATIVE AGENT OR ANY OTHER LENDER, AND BASED ON SUCH DOCUMENTS AND INFORMATION AS IT HAS DEEMED APPROPRIATE, MADE ITS OWN APPRAISAL OF AND INVESTIGATION INTO THE BUSINESS, OPERATIONS, PROPERTY, FINANCIAL AND OTHER CONDITION AND CREDITWORTHINESS OF EITHER BORROWER AND MADE ITS OWN DECISION TO MAKE ITS LOANS HEREUNDER AND ENTER INTO THIS AGREEMENT. EACH LENDER ALSO REPRESENTS THAT IT WILL, INDEPENDENTLY AND WITHOUT RELIANCE UPON EITHER ADMINISTRATIVE AGENT OR ANY OTHER LENDER, AND BASED ON SUCH DOCUMENTS AND INFORMATION AS IT SHALL DEEM APPROPRIATE AT THE TIME, CONTINUE TO MAKE ITS OWN CREDIT ANALYSIS, APPRAISALS AND DECISIONS IN TAKING OR NOT TAKING ACTION UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND TO MAKE SUCH INVESTIGATION AS IT DEEMS NECESSARY TO INFORM ITSELF AS TO THE BUSINESS, OPERATIONS, PROPERTY, FINANCIAL AND OTHER CONDITION AND CREDITWORTHINESS OF ANY LOAN PARTY. EXCEPT FOR NOTICES, REPORTS AND OTHER DOCUMENTS EXPRESSLY REQUIRED TO BE FURNISHED TO THE LENDERS BY THE ADMINISTRATIVE AGENTS HEREUNDER, NEITHER ADMINISTRATIVE AGENT SHALL HAVE ANY DUTY OR RESPONSIBILITY TO PROVIDE ANY LENDER WITH ANY CREDIT OR OTHER INFORMATION CONCERNING THE BUSINESS, OPERATIONS, PROPERTY, CONDITION (FINANCIAL OR OTHERWISE), PROSPECTS OR CREDITWORTHINESS OF ANY LOAN PARTY WHICH MAY COME INTO THE POSSESSION OF SUCH ADMINISTRATIVE AGENT OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS-IN-FACT OR AFFILIATES.

          10.7  INDEMNIFICATION.  THE LENDERS AGREE TO INDEMNIFY THE
                ---------------
ADMINISTRATIVE AGENTS IN THEIR RESPECTIVE CAPACITIES AS SUCH (TO THE EXTENT NOT REIMBURSED BY THE BORROWERS AND WITHOUT LIMITING THE OBLIGATION OF EITHER BORROWER TO DO SO), RATABLY ACCORDING TO THEIR RESPECTIVE COMMITMENT PERCENTAGES IN EFFECT ON THE DATE ON WHICH INDEMNIFICATION IS SOUGHT, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND WHATSOEVER WHICH MAY AT ANY TIME (INCLUDING, WITHOUT LIMITATION, AT ANY TIME FOLLOWING THE

PAYMENT OF THE LOANS) BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE ADMINISTRATIVE AGENTS IN ANY WAY RELATING TO OR ARISING OUT OF, THE COMMITMENTS, THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENTS UNDER OR IN CONNECTION WITH ANY OF THE FOREGOING; PROVIDED THAT NO LENDER SHALL BE LIABLE
                                      --------
FOR THE PAYMENT OF ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING SOLELY FROM AN ADMINISTRATIVE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE AGREEMENTS IN THIS SUBSECTION SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER.

          10.8  ADMINISTRATIVE AGENTS IN THEIR INDIVIDUAL CAPACITY.  THE
                --------------------------------------------------
ADMINISTRATIVE AGENTS AND THEIR AFFILIATES MAY MAKE LOANS TO, ACCEPT DEPOSITS FROM AND GENERALLY ENGAGE IN ANY KIND OF BUSINESS WITH EITHER BORROWER AS THOUGH THE ADMINISTRATIVE AGENTS WERE NOT THE ADMINISTRATIVE AGENTS HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS. WITH RESPECT TO THE LOANS MADE BY IT AND WITH RESPECT TO ANY LETTER OF CREDIT ISSUED OR PARTICIPATED IN BY IT, EACH ADMINISTRATIVE AGENT SHALL HAVE THE SAME RIGHTS AND POWERS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AS ANY LENDER AND MAY EXERCISE THE SAME AS THOUGH IT WERE NOT THE ADMINISTRATIVE AGENT, AND THE TERMS "LENDER" AND "LENDERS" SHALL INCLUDE SUCH ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY.

          10.9  SUCCESSOR ADMINISTRATIVE AGENT.  EACH ADMINISTRATIVE AGENT MAY
                ------------------------------
RESIGN AS ADMINISTRATIVE AGENT UPON 15 BUSINESS DAYS' PRIOR WRITTEN NOTICE TO THE BORROWERS AND THE LENDERS. IF EITHER ADMINISTRATIVE AGENT SHALL RESIGN AS ADMINISTRATIVE AGENT UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, THEN THE REQUIRED LENDERS SHALL APPOINT FROM AMONG THE LENDERS A SUCCESSOR AGENT FOR THE LENDERS, WHICH SUCCESSOR AGENT (PROVIDED THAT IT SHALL HAVE BEEN APPROVED BY THE COMPANY), SHALL SUCCEED TO THE RIGHTS, POWERS AND DUTIES OF SUCH ADMINISTRATIVE AGENT HEREUNDER. SUCH RESIGNATION SHALL TAKE EFFECT UPON THE APPOINTMENT OF A SUCCESSOR AGENT. EFFECTIVE UPON SUCH APPOINTMENT AND APPROVAL, THE TERM "ADMINISTRATIVE AGENT" SHALL MEAN SUCH SUCCESSOR AGENT, AND SUCH FORMER ADMINISTRATIVE AGENT'S RIGHTS, POWERS AND DUTIES AS ADMINISTRATIVE AGENT SHALL BE TERMINATED, WITHOUT ANY OTHER OR FURTHER ACT OR DEED ON THE PART OF SUCH FORMER ADMINISTRATIVE AGENT OR ANY OF THE PARTIES TO THIS AGREEMENT OR ANY HOLDERS OF THE LOANS. AFTER ANY RETIRING ADMINISTRATIVE AGENT'S RESIGNATION AS ADMINISTRATIVE AGENT, THE PROVISIONS OF THIS SECTION 10 SHALL INURE TO ITS BENEFIT AS TO ANY ACTIONS TAKEN OR OMITTED TO BE TAKEN BY IT WHILE IT WAS ADMINISTRATIVE AGENT UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                           SECTION 11.  MISCELLANEOUS

          11.1  AMENDMENTS AND WAIVERS.  (A)  NEITHER THIS AGREEMENT NOR ANY
                ----------------------
OTHER LOAN DOCUMENT, NOR ANY TERMS HEREOF OR THEREOF MAY BE AMENDED, SUPPLEMENTED OR MODIFIED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THIS SUBSECTION. THE REQUIRED LENDERS MAY, OR, WITH THE WRITTEN CONSENT OF THE REQUIRED LENDERS, THE US ADMINISTRATIVE AGENT MAY, FROM TIME TO TIME, (1) ENTER INTO WITH THE BORROWERS WRITTEN AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS HERETO AND TO THE OTHER LOAN DOCUMENTS FOR THE PURPOSE OF ADDING ANY PROVISIONS TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR CHANGING IN ANY MANNER THE RIGHTS OF THE LENDERS OR OF THE BORROWERS HEREUNDER OR THEREUNDER OR (2) WAIVE, ON SUCH TERMS AND CONDITIONS AS THE REQUIRED LENDERS OR THE ADMINISTRATIVE AGENTS, AS THE CASE MAY BE, MAY SPECIFY IN SUCH INSTRUMENT, ANY OF THE REQUIREMENTS OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY DEFAULT OR EVENT OF DEFAULT AND ITS CONSEQUENCES; PROVIDED, HOWEVER, THAT NO SUCH WAIVER AND NO SUCH AMENDMENT,
              --------  -------
SUPPLEMENT OR MODIFICATION SHALL (I) REDUCE THE AMOUNT OR EXTEND THE SCHEDULED DATE OF MATURITY OF ANY LOAN OR OF ANY INSTALLMENT THEREOF, OR REDUCE THE STATED RATE OF ANY INTEREST OR FEE PAYABLE HEREUNDER OR EXTEND THE SCHEDULED DATE OF ANY PAYMENT THEREOF OR INCREASE THE AMOUNT OR EXTEND THE EXPIRATION DATE OF ANY LENDER'S COMMITMENTS, IN EACH CASE WITHOUT THE CONSENT OF EACH LENDER AFFECTED THEREBY, OR (II) AMEND, MODIFY OR WAIVE ANY PROVISION OF THIS SUBSECTION OR REDUCE THE PERCENTAGE SPECIFIED IN THE DEFINITION OF REQUIRED LENDERS OR CONSENT TO THE ASSIGNMENT OR TRANSFER BY EITHER BORROWER OF ANY OF ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS OR RELEASE ALL OR SUBSTANTIALLY ALL OF THE COLLATERAL, IN EACH CASE WITHOUT THE WRITTEN CONSENT OF ALL THE LENDERS, OR (III) REDUCE THE PERCENTAGE SPECIFIED IN THE DEFINITION OF REQUIRED US$ LENDERS OR REQUIRED C$ LENDERS WITHOUT THE WRITTEN CONSENT OF ALL THE US$ LENDERS OR C$ LENDERS, RESPECTIVELY, OR (IV) AMEND, MODIFY OR WAIVE ANY PROVISION OF SECTION 10 WITHOUT THE WRITTEN CONSENT OF THE THEN ADMINISTRATIVE AGENTS, OR (V) AMEND, MODIFY OR WAIVE ANY PROVISION OF THIS AGREEMENT REGARDING THE ALLOCATION OF PREPAYMENT AMOUNTS AMONG THE US$ LOANS AND THE C$ LOANS OR THE APPLICATION OF SUCH PREPAYMENT AMOUNTS TO THE RESPECTIVE INSTALLMENTS OF PRINCIPAL UNDER THE RESPECTIVE US$ LOANS AND C$ LOANS WITHOUT THE WRITTEN CONSENT OF THE REQUIRED US$ LENDERS AND THE REQUIRED C$ LENDERS; OR (VI) SUBJECT TO CLAUSE (I) OF THIS PROVISO AS IT RELATES TO REDUCING THE AMOUNT OR EXTENDING THE SCHEDULED DATE OF MATURITY OF ANY LOAN OR ANY INSTALLMENT THEREOF, AMEND, MODIFY OR WAIVE ANY PROVISION OF (X) SECTION 2 WITHOUT THE WRITTEN CONSENT OF THE REQUIRED US$ LENDERS OR (Y) SECTION 3 WITHOUT THE WRITTEN CONSENT OF THE REQUIRED C$ LENDERS. ANY SUCH WAIVER AND ANY SUCH AMENDMENT, SUPPLEMENT OR MODIFICATION SHALL APPLY EQUALLY TO EACH OF THE LENDERS AND SHALL BE BINDING UPON THE BORROWERS, THE LENDERS, THE ADMINISTRATIVE AGENTS AND ALL FUTURE HOLDERS OF THE LOANS. IN THE CASE OF ANY WAIVER, THE BORROWERS, THE LENDERS AND THE ADMINISTRATIVE AGENTS SHALL BE RESTORED TO THEIR FORMER POSITIONS AND RIGHTS HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS, AND ANY DEFAULT OR EVENT OF DEFAULT WAIVED SHALL BE DEEMED TO BE CURED AND NOT CONTINUING; NO SUCH WAIVER SHALL EXTEND TO ANY SUBSEQUENT OR OTHER DEFAULT OR EVENT OF DEFAULT OR IMPAIR ANY RIGHT CONSEQUENT THEREON.

          (B) IF IN CONNECTION WITH ANY PROPOSED AMENDMENT, SUPPLEMENT, WAIVER OR OTHER MODIFICATION OF ANY OF THE PROVISIONS OF THIS AGREEMENT AS CONTEMPLATED BY SUBSECTION 11.1(A), THE CONSENT OF THE REQUIRED LENDERS OR OF ALL OF THE LENDERS, AS THE CASE MAY BE, FOR THE RELEVANT LEVEL OF CONSENT REQUIRED, IS NOT OBTAINED, THE BORROWERS SHALL HAVE THE RIGHTS AS FOLLOWS. IN MATTERS REQUIRING THE CONSENT OF ALL LENDERS OR THE CONSENT OF THE REQUIRED LENDERS, THE BORROWERS SHALL HAVE THE RIGHT TO REQUIRE ANY NONCONSENTING LENDER TO TRANSFER OR ASSIGN, IN WHOLE OR IN PART, WITHOUT RECOURSE (IN ACCORDANCE WITH SUBSECTION 11.6) ALL OR PART OF ITS INTEREST, RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT TO ANOTHER PERSON (PROVIDED THAT THE RELEVANT BORROWER WITH THE REASONABLE COOPERATION OF SUCH LENDER IDENTIFIES A PERSON WHICH IS READY, WILLING AND ABLE TO BE AN ASSIGNEE WITH RESPECT TO THERETO WHICH SHALL ASSUME SUCH ASSIGNED OBLIGATIONS (WHICH ASSIGNEE MAY BE ANOTHER LENDER, IF SUCH ASSIGNEE LENDER ACCEPTS SUCH ASSIGNMENT); PROVIDED THAT (A) THE ASSIGNEE SHALL HAVE PAID TO SUCH LENDER IN
             --------
IMMEDIATELY AVAILABLE FUNDS AN AMOUNT EQUAL TO THE PRINCIPAL OF AND INTEREST ACCRUED TO THE DATE OF SUCH PAYMENT ON THE LOANS MADE BY IT HEREUNDER AND ALL OTHER AMOUNTS OWED TO IT HEREUNDER, INCLUDING, WITHOUT LIMITATION, ANY AMOUNTS THAT WOULD BE OWING UNDER SUBSECTION 4.12 IF SUCH LOANS WERE PREPAID ON THE DATE OF SUCH ASSIGNMENT, AND (B) SUCH ASSIGNMENT OF THE COMMITMENT OF SUCH LENDER AND PREPAYMENT OF LOANS DOES NOT CONFLICT WITH ANY LAW, RULE OR REGULATION OR ORDER OF ANY GOVERNMENTAL AUTHORITY. IN CASES WHERE THE CONSENT REFERRED TO ABOVE IS ONLY WITH RESPECT TO THE REQUIRED C$ LENDERS OR REQUIRED US$ LENDERS, THE FOREGOING PROVISIONS SHALL ONLY APPLY TO THE REQUIRED C$ LENDERS OR REQUIRED US$ LENDERS, AS THE CASE MAY BE.

          11.2  NOTICES.  UNLESS OTHERWISE EXPRESSLY PROVIDED HEREIN, ALL
                -------
NOTICES, REQUESTS AND DEMANDS TO OR UPON THE RESPECTIVE PARTIES HERETO TO BE EFFECTIVE SHALL BE IN WRITING (INCLUDING BY FACSIMILE TRANSMISSION) AND, UNLESS OTHERWISE EXPRESSLY PROVIDED HEREIN, SHALL BE DEEMED TO HAVE BEEN DULY GIVEN OR MADE (A) IN THE CASE OF DELIVERY BY HAND, WHEN DELIVERED, (B) IN THE CASE OF DELIVERY BY MAIL, THREE DAYS AFTER BEING DEPOSITED IN THE MAILS, POSTAGE PREPAID, OR (C) IN THE CASE OF DELIVERY BY FACSIMILE TRANSMISSION, WHEN SENT AND RECEIPT HAS BEEN CONFIRMED, ADDRESSED AS FOLLOWS IN THE CASE OF THE BORROWERS AND THE ADMINISTRATIVE AGENTS, AND AS SET FORTH IN SCHEDULE 1.1 IN THE CASE OF THE OTHER PARTIES HERETO, OR TO SUCH OTHER ADDRESS AS MAY BE HEREAFTER NOTIFIED BY THE RESPECTIVE PARTIES HERETO:

      COMPANY:                  PIERCE LEAHY CORP.
                                631 PARK AVENUE
                                KING OF PRUSSIA, PA  19406
                                ATTENTION:  PRESIDENT
                                FAX: (610) 992-8394

      CANADIAN
      BORROWER:                 PIERCE LEAHY COMMAND COMPANY
                                195 SUMMERLEA ROAD
                                BRAMPTON, CANADA, ONTARIO, L6T 4P6
                                FAX: (905) 792-2567

                                WITH A COPY TO:
                                --------------

                                PIERCE LEAHY CORP.
                                631 PARK AVENUE
                                KING OF PRUSSIA, PA  19406
                                ATTENTION:  PRESIDENT
                                FAX: (610) 992-8394

       US ADMINISTRATIVE
       AGENT:                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                NEW YORK AGENCY, SYNDICATIONS
                                425 LEXINGTON AVENUE
                                NEW YORK, NEW YORK  10017
                                ATTENTION: AIMEE EVANS
                                FAX: (212) 856-3763

                                WITH A COPY TO:
                                ---------------

                                CIBC WOOD GUNDY SECURITIES CORP.
                                425 LEXINGTON AVENUE
                                NEW YORK, NEW YORK  10017
                                ATTENTION:  LORAIN GRANBERG
                                FAX: (212) 856-3558

       CANADIAN
       ADMINISTRATIVE
       AGENT:                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                COMMERCE COURT WEST 7
                                TORONTO, ONTARIO, CANADA  N5L 1A2
                                ATTENTION: CINDY GRENOUGH
                                FAX: 416-980-5855

PROVIDED THAT ANY NOTICE, REQUEST OR DEMAND TO OR UPON THE ADMINISTRATIVE AGENTS
--------
OR THE LENDERS PURSUANT TO SECTION 2, 3 OR 4 SHALL NOT BE EFFECTIVE UNTIL RECEIVED.

          11.3  NO WAIVER; CUMULATIVE REMEDIES.  NO FAILURE TO EXERCISE AND NO
                ------------------------------
DELAY IN EXERCISING, ON THE PART OF EITHER ADMINISTRATIVE AGENT OR ANY LENDER, ANY RIGHT, REMEDY, POWER OR PRIVILEGE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS SHALL OPERATE AS A WAIVER THEREOF; NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, REMEDY, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, REMEDY, POWER OR PRIVILEGE. THE RIGHTS, REMEDIES, POWERS AND PRIVILEGES HEREIN PROVIDED ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY RIGHTS, REMEDIES, POWERS AND PRIVILEGES PROVIDED BY LAW.

          11.4  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  ALL REPRESENTATIONS
                ------------------------------------------
AND WARRANTIES MADE HEREUNDER, IN THE OTHER LOAN DOCUMENTS AND IN ANY DOCUMENT, CERTIFICATE OR STATEMENT DELIVERED PURSUANT HERETO OR IN CONNECTION HEREWITH SHALL SURVIVE THE EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE MAKING OF THE LOANS HEREUNDER.

          11.5  PAYMENT OF EXPENSES AND TAXES.  THE COMPANY AGREES (A) TO PAY OR
                -----------------------------
REIMBURSE EACH ADMINISTRATIVE AGENT FOR ALL ITS REASONABLE OUT-OF-POCKET COSTS AND EXPENSES INCURRED IN CONNECTION WITH THE PREPARATION AND EXECUTION OF, AND ANY AMENDMENT, SUPPLEMENT OR MODIFICATION TO, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY OTHER DOCUMENTS PREPARED IN CONNECTION HEREWITH OR THEREWITH INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL TO THE ADMINISTRATIVE AGENTS, (B) TO PAY OR REIMBURSE EACH LENDER AND EACH ADMINISTRATIVE AGENT FOR ALL OF ITS COSTS AND EXPENSES INCURRED IN CONNECTION WITH THE ENFORCEMENT OR PRESERVATION OF ANY RIGHTS UNDER THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY SUCH OTHER DOCUMENTS FOLLOWING AN EVENT OF DEFAULT, INCLUDING, WITHOUT LIMITATION, THE FEES AND DISBURSEMENTS OF COUNSEL TO EACH LENDER AND OF COUNSEL TO EACH ADMINISTRATIVE AGENT, (C) TO PAY, INDEMNIFY, AND HOLD EACH LENDER AND EACH ADMINISTRATIVE AGENT HARMLESS FROM, ANY AND ALL RECORDING AND FILING FEES AND ANY AND ALL LIABILITIES WITH RESPECT TO, OR RESULTING FROM ANY DELAY (OTHER THAN DELAY CAUSED BY ANY ADMINISTRATIVE AGENT OR LENDER) IN PAYING, STAMP, EXCISE AND OTHER TAXES, IF ANY, WHICH MAY BE PAYABLE OR DETERMINED TO BE PAYABLE IN CONNECTION WITH THE EXECUTION AND DELIVERY OF, OR CONSUMMATION OF ANY OF THE TRANSACTIONS CONTEMPLATED BY, OR ANY AMENDMENT, SUPPLEMENT OR MODIFICATION OF, OR ANY WAIVER OR CONSENT UNDER OR IN RESPECT OF, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY OTHER DOCUMENTS PREPARED IN CONNECTION HEREWITH, AND (D) TO PAY, INDEMNIFY, AND HOLD EACH LENDER AND EACH ADMINISTRATIVE AGENT HARMLESS FROM AND AGAINST ANY AND ALL OTHER LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE EXECUTION, DELIVERY, ENFORCEMENT, AND PERFORMANCE OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY SUCH OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY OF THE FOREGOING RELATING TO THE VIOLATION OF, NONCOMPLIANCE WITH OR LIABILITY UNDER, ANY ENVIRONMENTAL LAW APPLICABLE TO THE OPERATIONS OF EITHER BORROWER, ANY OF THEIR SUBSIDIARIES OR ANY OF THEIR PROPERTIES (ALL THE FOREGOING IN THIS CLAUSE (D), COLLECTIVELY, THE "INDEMNIFIED LIABILITIES"), PROVIDED THAT NEITHER
                               -----------------------    --------
BORROWER SHALL HAVE ANY OBLIGATION HEREUNDER TO EITHER ADMINISTRATIVE AGENT OR ANY LENDER WITH RESPECT TO INDEMNIFIED LIABILITIES ARISING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF EITHER ADMINISTRATIVE AGENT OR ANY SUCH LENDER. THE AGREEMENTS IN THIS SUBSECTION SHALL SURVIVE REPAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER.

          11.6  SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS.  (A)
                ------------------------------------------------------
THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE BORROWERS, THE LENDERS, THE ADMINISTRATIVE AGENTS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, EXCEPT THAT NEITHER BORROWER MAY ASSIGN OR TRANSFER ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THIS AGREEMENT WITHOUT THE PRIOR WRITTEN CONSENT OF EACH LENDER.

          (B) ANY LENDER MAY, WITH THE CONSENT OF THE RELEVANT BORROWER AND THE RELEVANT ADMINISTRATIVE AGENT (WHICH IN EACH CASE

SHALL NOT BE UNREASONABLY WITHHELD), IN THE ORDINARY COURSE OF ITS COMMERCIAL BANKING BUSINESS AND IN ACCORDANCE WITH APPLICABLE LAW, AT ANY TIME SELL TO ONE OR MORE BANKS OR OTHER ENTITIES ("PARTICIPANTS") PARTICIPATING INTERESTS IN ANY
                                  ------------
LOAN OWING TO SUCH LENDER, ANY COMMITMENT OF SUCH LENDER OR ANY OTHER INTEREST OF SUCH LENDER HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS. IN THE EVENT OF ANY SUCH SALE BY A LENDER OF A PARTICIPATING INTEREST TO A PARTICIPANT, SUCH LENDER'S OBLIGATIONS UNDER THIS AGREEMENT TO THE OTHER PARTIES TO THIS AGREEMENT SHALL REMAIN UNCHANGED, SUCH LENDER SHALL REMAIN SOLELY RESPONSIBLE FOR THE PERFORMANCE THEREOF, SUCH LENDER SHALL REMAIN THE HOLDER OF ANY SUCH LOAN FOR ALL PURPOSES UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THE BORROWERS AND THE ADMINISTRATIVE AGENTS SHALL CONTINUE TO DEAL SOLELY AND DIRECTLY WITH SUCH LENDER IN CONNECTION WITH SUCH LENDER'S RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. NO LENDER SHALL BE ENTITLED TO CREATE IN FAVOR OF ANY PARTICIPANT, IN THE PARTICIPATION AGREEMENT PURSUANT TO WHICH SUCH PARTICIPANT'S PARTICIPATING INTEREST SHALL BE CREATED OR OTHERWISE, ANY RIGHT TO VOTE ON, CONSENT TO OR APPROVE ANY MATTER RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT EXCEPT FOR THOSE SPECIFIED IN CLAUSES (I) AND (II) OF THE PROVISO TO SUBSECTION 11.1(A). EACH BORROWER AGREES THAT IF AMOUNTS OUTSTANDING UNDER THIS AGREEMENT ARE DUE OR UNPAID, OR SHALL HAVE BEEN DECLARED OR SHALL HAVE BECOME DUE AND PAYABLE UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, EACH PARTICIPANT SHALL, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BE DEEMED TO HAVE THE RIGHT OF SETOFF IN RESPECT OF ITS PARTICIPATING INTEREST IN AMOUNTS OWING UNDER THIS AGREEMENT TO THE SAME EXTENT AS IF THE AMOUNT OF ITS PARTICIPATING INTEREST WERE OWING DIRECTLY TO IT AS A LENDER UNDER THIS AGREEMENT, PROVIDED THAT, IN PURCHASING SUCH
                                  --------
PARTICIPATING INTEREST, SUCH PARTICIPANT SHALL BE DEEMED TO HAVE AGREED TO SHARE WITH THE LENDERS THE PROCEEDS THEREOF AS PROVIDED IN SUBSECTION 11.7(A) AS FULLY AS IF IT WERE A LENDER HEREUNDER. THE COMPANY ALSO AGREES THAT EACH PARTICIPANT SHALL BE ENTITLED TO THE BENEFITS OF SUBSECTIONS 4.10, 4.11 AND 4.12 WITH RESPECT TO ITS PARTICIPATION IN THE COMMITMENTS AND THE LOANS OUTSTANDING FROM TIME TO TIME AS IF IT WAS A LENDER; PROVIDED THAT, IN THE CASE OF SUBSECTION
                                    --------
4.11, SUCH PARTICIPANT SHALL HAVE COMPLIED WITH THE REQUIREMENTS OF SAID SUBSECTION AND PROVIDED, FURTHER, THAT NO PARTICIPANT SHALL BE ENTITLED TO
               --------  -------
RECEIVE ANY GREATER AMOUNT PURSUANT TO ANY SUCH SUBSECTION THAN THE TRANSFEROR LENDER WOULD HAVE BEEN ENTITLED TO RECEIVE IN RESPECT OF THE AMOUNT OF THE PARTICIPATION TRANSFERRED BY SUCH TRANSFEROR LENDER TO SUCH PARTICIPANT HAD NO SUCH TRANSFER OCCURRED.

          (C) ANY LENDER MAY, IN THE ORDINARY COURSE OF ITS BUSINESS AND IN ACCORDANCE WITH APPLICABLE LAW, AT ANY TIME AND FROM TIME TO TIME ASSIGN TO ANY LENDER OR ANY AFFILIATE THEREOF OR, WITH THE CONSENT OF THE RELEVANT BORROWER AND THE RELEVANT ADMINISTRATIVE AGENT (WHICH IN EACH CASE SHALL NOT BE UNREASONABLY WITHHELD), TO AN ADDITIONAL BANK OR FINANCIAL INSTITUTION (AN "ASSIGNEE") ALL OR ANY PART OF ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT
 --------
AND THE OTHER LOAN DOCUMENTS PURSUANT TO AN ASSIGNMENT AND ACCEPTANCE (AN "ASSIGNMENT AND ACCEPTANCE"), SUBSTANTIALLY IN THE FORM OF EXHIBIT G, EXECUTED
 -------------------------
BY SUCH ASSIGNEE, SUCH ASSIGNING LENDER (AND, IN THE CASE

OF AN ASSIGNEE THAT IS NOT THEN A LENDER OR AN AFFILIATE THEREOF, BY THE COMPANY, THE ISSUING LENDER AND THE RELEVANT ADMINISTRATIVE AGENT) AND DELIVERED TO THE RELEVANT ADMINISTRATIVE AGENT FOR ITS ACCEPTANCE AND RECORDING IN THE RELEVANT REGISTER, PROVIDED THAT, IN THE CASE OF ANY SUCH ASSIGNMENT TO AN
                   --------
ADDITIONAL BANK OR FINANCIAL INSTITUTION, THE SUM OF THE AGGREGATE PRINCIPAL AMOUNT OF THE LOANS AND THE AGGREGATE AMOUNT OF THE AVAILABLE US COMMITMENT OR AVAILABLE CANADIAN COMMITMENT, AS THE CASE MAY BE, BEING ASSIGNED IS EQUAL TO AT LEAST US$10,000,000 AND C$10,000,000, RESPECTIVELY (OR SUCH LESSER AMOUNT AS MAY BE AGREED TO BY THE RELEVANT BORROWER AND THE RELEVANT ADMINISTRATIVE AGENT). UPON SUCH EXECUTION, DELIVERY, ACCEPTANCE AND RECORDING, FROM AND AFTER THE EFFECTIVE DATE DETERMINED PURSUANT TO SUCH ASSIGNMENT AND ACCEPTANCE, (X) THE ASSIGNEE THEREUNDER SHALL BE A PARTY HERETO AND, TO THE EXTENT PROVIDED IN SUCH ASSIGNMENT AND ACCEPTANCE, HAVE THE RIGHTS AND OBLIGATIONS OF A LENDER HEREUNDER WITH A COMMITMENT AS SET FORTH THEREIN, AND (Y) THE ASSIGNING LENDER THEREUNDER SHALL, TO THE EXTENT PROVIDED IN SUCH ASSIGNMENT AND ACCEPTANCE, BE RELEASED FROM ITS OBLIGATIONS UNDER THIS AGREEMENT (AND, IN THE CASE OF AN ASSIGNMENT AND ACCEPTANCE COVERING ALL OR THE REMAINING PORTION OF AN ASSIGNING LENDER'S RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT, SUCH ASSIGNING LENDER SHALL CEASE TO BE A PARTY HERETO). NOTWITHSTANDING ANY PROVISION OF THIS PARAGRAPH (C) AND PARAGRAPH
(E) OF THIS SUBSECTION, THE CONSENT OF EITHER BORROWER SHALL NOT BE REQUIRED, AND, UNLESS REQUESTED BY THE ASSIGNEE AND/OR THE ASSIGNING LENDER, NEW NOTES SHALL NOT BE REQUIRED TO BE EXECUTED AND DELIVERED BY THE RELEVANT BORROWER, FOR ANY ASSIGNMENT WHICH OCCURS AT ANY TIME WHEN ANY OF THE EVENTS DESCRIBED IN SUBSECTION 9(F) SHALL HAVE OCCURRED AND BE CONTINUING.

          (D) EACH ADMINISTRATIVE AGENT, ON BEHALF OF THE RELEVANT BORROWER SHALL MAINTAIN AT THE ADDRESS OF SUCH ADMINISTRATIVE AGENT REFERRED TO IN SUBSECTION 11.2 A COPY OF EACH ASSIGNMENT AND ACCEPTANCE DELIVERED TO IT AND A REGISTER (EACH A "REGISTER") FOR THE RECORDATION OF THE NAMES AND ADDRESSES OF
                  --------
THE LENDERS AND THE COMMITMENTS OF, AND PRINCIPAL AMOUNTS OF THE LOANS OWING TO, EACH LENDER FROM TIME TO TIME. THE ENTRIES IN THE REGISTER SHALL BE CONCLUSIVE, IN THE ABSENCE OF MANIFEST ERROR, AND THE BORROWERS, THE ADMINISTRATIVE AGENTS AND THE LENDERS MAY (AND, IN THE CASE OF ANY LOAN OR OTHER OBLIGATION HEREUNDER NOT EVIDENCED BY A NOTE, SHALL) TREAT EACH PERSON WHOSE NAME IS RECORDED IN THE REGISTERS AS THE OWNER OF A LOAN OR OTHER OBLIGATION HEREUNDER AS THE OWNER THEREOF FOR ALL PURPOSES OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, NOTWITHSTANDING ANY NOTICE TO THE CONTRARY. ANY ASSIGNMENT OF ANY LOAN OR OTHER OBLIGATION HEREUNDER NOT EVIDENCED BY A NOTE SHALL BE EFFECTIVE ONLY UPON APPROPRIATE ENTRIES WITH RESPECT THERETO BEING MADE IN THE RELEVANT REGISTER. THE REGISTERS SHALL BE AVAILABLE FOR INSPECTION BY EITHER BORROWER OR ANY LENDER AT ANY REASONABLE TIME AND FROM TIME TO TIME UPON REASONABLE PRIOR NOTICE.

          (E) UPON ITS RECEIPT OF AN ASSIGNMENT AND ACCEPTANCE EXECUTED BY AN ASSIGNING LENDER AND AN ASSIGNEE (AND, IN THE CASE OF AN ASSIGNEE THAT IS NOT THEN A LENDER OR AN AFFILIATE THEREOF, BY THE RELEVANT BORROWER, THE ISSUING LENDER AND THE RELEVANT

ADMINISTRATIVE AGENT) TOGETHER WITH PAYMENT BY THE ASSIGNEE AND/OR THE ASSIGNING LENDER TO THE US ADMINISTRATIVE AGENT OF A REGISTRATION AND PROCESSING FEE OF US$3,500, THE US ADMINISTRATIVE AGENT SHALL (I) PROMPTLY ACCEPT SUCH ASSIGNMENT AND ACCEPTANCE AND (II) ON THE EFFECTIVE DATE DETERMINED PURSUANT THERETO RECORD THE INFORMATION CONTAINED THEREIN IN THE REGISTER AND GIVE NOTICE OF SUCH ACCEPTANCE AND RECORDATION TO THE LENDERS AND THE RELEVANT BORROWER.

          (F) EACH BORROWER AUTHORIZES EACH LENDER TO DISCLOSE TO ANY PARTICIPANT OR ASSIGNEE (EACH, A "TRANSFEREE") AND ANY PROSPECTIVE TRANSFEREE
                                  ----------
APPROVED BY THE COMPANY ANY AND ALL FINANCIAL INFORMATION IN SUCH LENDER'S POSSESSION CONCERNING SUCH BORROWER AND ITS SUBSIDIARIES WHICH HAS BEEN DELIVERED TO SUCH LENDER BY OR ON BEHALF OF SUCH BORROWER PURSUANT TO THIS AGREEMENT OR WHICH HAS BEEN DELIVERED TO SUCH LENDER BY OR ON BEHALF OF SUCH BORROWER IN CONNECTION WITH SUCH LENDER'S CREDIT EVALUATION OF SUCH BORROWER AND ITS SUBSIDIARIES PRIOR TO BECOMING A PARTY TO THIS AGREEMENT; PROVIDED THAT SUCH
                                                              --------
TRANSFEREE OR PROSPECTIVE TRANSFEREE AGREES TO BE BOUND BY THE PROVISIONS OF SUBSECTION 11.16.

          (G) FOR AVOIDANCE OF DOUBT, THE PARTIES TO THIS AGREEMENT ACKNOWLEDGE THAT THE PROVISIONS OF THIS SUBSECTION CONCERNING ASSIGNMENTS OF LOANS AND NOTES RELATE ONLY TO ABSOLUTE ASSIGNMENTS AND THAT SUCH PROVISIONS DO NOT PROHIBIT ASSIGNMENTS CREATING SECURITY INTERESTS, INCLUDING, WITHOUT LIMITATION, ANY PLEDGE OR ASSIGNMENT BY A LENDER OF ANY LOAN OR NOTE TO ANY FEDERAL RESERVE BANK IN ACCORDANCE WITH APPLICABLE LAW.

          11.7  ADJUSTMENTS; SET-OFF.  (A)  IF ANY LENDER (A "BENEFITTED
                --------------------                          ----------
LENDER") SHALL AT ANY TIME RECEIVE ANY PAYMENT OF ALL OR PART OF ITS LOANS WHICH
------
SHALL HAVE BEEN MADE UNDER EITHER COMMITMENT, OR INTEREST THEREON, OR RECEIVE ANY COLLATERAL IN RESPECT THEREOF (WHETHER VOLUNTARILY OR INVOLUNTARILY, BY SET-OFF, PURSUANT TO EVENTS OR PROCEEDINGS OF THE NATURE REFERRED TO IN SUBSECTION 9(F), OR OTHERWISE), IN A GREATER PROPORTION THAN ANY SUCH PAYMENT TO OR COLLATERAL RECEIVED BY ANY OTHER LENDER, IF ANY, IN RESPECT OF SUCH OTHER LENDER'S LOANS MADE UNDER SUCH COMMITMENT, OR INTEREST THEREON, SUCH BENEFITTED LENDER SHALL PURCHASE FOR CASH FROM THE OTHER LENDERS A PARTICIPATING INTEREST IN SUCH PORTION OF EACH SUCH OTHER LENDER'S LOAN, OR SHALL PROVIDE SUCH OTHER LENDERS WITH THE BENEFITS OF ANY SUCH COLLATERAL, OR THE PROCEEDS THEREOF, AS SHALL BE NECESSARY TO CAUSE SUCH BENEFITTED LENDER TO SHARE THE EXCESS PAYMENT OR BENEFITS OF SUCH COLLATERAL OR PROCEEDS RATABLY WITH EACH OF THE LENDERS WHICH HOLD LOANS MADE UNDER SUCH COMMITMENT; PROVIDED, HOWEVER, THAT IF ALL OR
                                             --------  -------
ANY PORTION OF SUCH EXCESS PAYMENT OR BENEFITS IS THEREAFTER RECOVERED FROM SUCH BENEFITTED LENDER, SUCH PURCHASE SHALL BE RESCINDED, AND THE PURCHASE PRICE AND BENEFITS RETURNED, TO THE EXTENT OF SUCH RECOVERY, BUT WITHOUT INTEREST.

          (B) IN ADDITION TO ANY RIGHTS AND REMEDIES OF THE LENDERS PROVIDED BY LAW, EACH LENDER SHALL HAVE THE RIGHT, WITHOUT PRIOR NOTICE TO EITHER BORROWER, ANY SUCH NOTICE BEING EXPRESSLY WAIVED BY

SUCH BORROWER TO THE EXTENT PERMITTED BY APPLICABLE LAW, UPON ANY AMOUNT BECOMING DUE AND PAYABLE BY SUCH BORROWER HEREUNDER (WHETHER AT THE STATED MATURITY, BY ACCELERATION OR OTHERWISE) TO SET-OFF AND APPROPRIATE AND APPLY AGAINST SUCH AMOUNT ANY AND ALL DEPOSITS (GENERAL OR SPECIAL, TIME OR DEMAND, PROVISIONAL OR FINAL), IN ANY CURRENCY, AND ANY OTHER CREDITS, INDEBTEDNESS OR CLAIMS, IN ANY CURRENCY, IN EACH CASE WHETHER DIRECT OR INDIRECT, ABSOLUTE OR CONTINGENT, MATURED OR UNMATURED, AT ANY TIME HELD OR OWING BY SUCH LENDER OR ANY BRANCH OR AGENCY THEREOF TO OR FOR THE CREDIT OR THE ACCOUNT OF SUCH BORROWER. EACH LENDER AGREES PROMPTLY TO NOTIFY THE RELEVANT BORROWER AND THE RELEVANT US ADMINISTRATIVE AGENT AFTER ANY SUCH SET-OFF AND APPLICATION MADE BY SUCH LENDER, PROVIDED THAT THE FAILURE TO GIVE SUCH NOTICE SHALL NOT AFFECT THE
             --------
VALIDITY OF SUCH SET-OFF AND APPLICATION.

          11.8  COUNTERPARTS.  THIS AGREEMENT MAY BE EXECUTED BY ONE OR MORE OF
                ------------
THE PARTIES TO THIS AGREEMENT ON ANY NUMBER OF SEPARATE COUNTERPARTS (INCLUDING BY FACSIMILE TRANSMISSION), AND ALL OF SAID COUNTERPARTS TAKEN TOGETHER SHALL BE DEEMED TO CONSTITUTE ONE AND THE SAME INSTRUMENT. A SET OF THE COPIES OF THIS AGREEMENT SIGNED BY ALL THE PARTIES SHALL BE LODGED WITH EACH BORROWER AND EACH ADMINISTRATIVE AGENT.

          11.9  SEVERABILITY.  ANY PROVISION OF THIS AGREEMENT WHICH IS
                ------------
PROHIBITED OR UNENFORCEABLE IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR UNENFORCEABILITY WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF, AND ANY SUCH PROHIBITION OR UNENFORCEABILITY IN ANY JURISDICTION SHALL NOT INVALIDATE OR RENDER UNENFORCEABLE SUCH PROVISION IN ANY OTHER JURISDICTION.

          11.10 INTEGRATION.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS
                -----------
REPRESENT THE AGREEMENT OF THE BORROWERS, THE ADMINISTRATIVE AGENTS AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY EITHER ADMINISTRATIVE AGENT, EITHER BORROWER OR ANY LENDER RELATIVE TO THE SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER LOAN DOCUMENTS.

          11.11 GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS
                -------------
OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          11.12 SUBMISSION TO JURISDICTION; WAIVERS.  EACH BORROWER HEREBY
                -----------------------------------
IRREVOCABLY AND UNCONDITIONALLY:

                (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGEMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH BORROWER AT ITS ADDRESS SET FORTH IN SUBSECTION 11.2 OR AT SUCH OTHER ADDRESS OF WHICH THE ADMINISTRATIVE AGENTS SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

                (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

                (E) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SUBSECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

          11.13 FOREIGN CURRENCY JUDGMENTS.  (A)  IF, FOR THE PURPOSE OF
                --------------------------
OBTAINING JUDGMENT IN ANY COURT, IT IS NECESSARY TO CONVERT A SUM DUE HEREUNDER IN ONE CURRENCY INTO ANOTHER CURRENCY, EACH LOAN PARTY AGREES, TO THE FULLEST EXTENT THAT IT MAY EFFECTIVELY DO SO, THAT THE RATE OF EXCHANGE USED SHALL BE THAT AT WHICH IN ACCORDANCE WITH NORMAL BANKING PROCEDURES IN THE RELEVANT JURISDICTION THE RELEVANT LENDER (OR AGENT ACTING ON ITS BEHALF) OR THE RELEVANT ADMINISTRATIVE AGENT COULD PURCHASE THE FIRST CURRENCY WITH SUCH OTHER CURRENCY FOR THE FIRST CURRENCY ON THE BUSINESS DAY IMMEDIATELY PRECEDING THE DAY ON WHICH FINAL JUDGMENT IS GIVEN.

          (B) THE OBLIGATIONS OF EACH LOAN PARTY IN RESPECT OF ANY SUM DUE HEREUNDER SHALL, NOTWITHSTANDING ANY JUDGMENT IN A CURRENCY (THE "JUDGMENT
                                                                  --------
CURRENCY") OTHER THAN THAT IN WHICH SUCH SUM IS DENOMINATED IN ACCORDANCE WITH
--------
THIS AGREEMENT (THE "AGREEMENT CURRENCY"), BE DISCHARGED ONLY TO THE EXTENT
                     ------------------
THAT, ON THE BUSINESS DAY FOLLOWING RECEIPT BY ANY LENDER (OR AGENT ACTING ON ITS BEHALF) (THE "APPLICABLE CREDITOR") OF ANY SUM ADJUDGED TO BE SO
                  -------------------

DUE IN THE JUDGMENT CURRENCY, THE APPLICABLE CREDITOR MAY IN ACCORDANCE WITH NORMAL BANKING PROCEDURES IN THE RELEVANT JURISDICTION PURCHASE THE AGREEMENT CURRENCY WITH THE JUDGMENT CURRENCY; IF THE AMOUNT OF THE AGREEMENT CURRENCY SO PURCHASED IS LESS THAN THE SUM ORIGINALLY DUE TO THE APPLICABLE CREDITOR IN THE AGREEMENT CURRENCY, SUCH LOAN PARTY AGREES, AS A SEPARATE OBLIGATION AND NOTWITHSTANDING ANY SUCH JUDGMENT, TO INDEMNIFY THE APPLICABLE CREDITOR AGAINST SUCH LOSS, PROVIDED THAT IF THE AMOUNT OF THE AGREEMENT CURRENCY SO PURCHASED
           --------
EXCEEDS THE SUM ORIGINALLY DUE TO THE APPLICABLE CREDITOR, THE APPLICABLE CREDITOR AGREES TO REMIT SUCH EXCESS TO SUCH LOAN PARTY. THE OBLIGATIONS OF EACH LOAN PARTY AND LENDER CONTAINED IN THIS SUBSECTION SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE PAYMENT OF ALL AMOUNTS OWING HEREUNDER.

               11.14  ACKNOWLEDGEMENTS.  EACH BORROWER HEREBY ACKNOWLEDGES THAT:
                      ----------------

               (A) IT HAS BEEN ADVISED BY COUNSEL IN THE NEGOTIATION, EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS;

               (B) NONE OF EITHER ADMINISTRATIVE AGENT NOR ANY LENDER HAS ANY FIDUCIARY RELATIONSHIP WITH OR DUTY TO THE BORROWERS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE RELATIONSHIP BETWEEN ADMINISTRATIVE AGENT AND LENDERS, ON ONE HAND, AND THE BORROWERS, ON THE OTHER HAND, IN CONNECTION HEREWITH OR THEREWITH IS SOLELY THAT OF DEBTOR AND CREDITOR; AND

               (C) NO JOINT VENTURE IS CREATED HEREBY OR BY THE OTHER LOAN DOCUMENTS OR OTHERWISE EXISTS BY VIRTUE OF THE TRANSACTIONS CONTEMPLATED HEREBY AMONG THE LENDERS OR AMONG THE BORROWERS AND THE LENDERS.

               11.15  WAIVERS OF JURY TRIAL.  THE BORROWERS, THE ADMINISTRATIVE
                      ---------------------
AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          11.16  CONFIDENTIALITY.  EACH LENDER AGREES TO KEEP CONFIDENTIAL ALL
                 ---------------
NON-PUBLIC INFORMATION PROVIDED TO IT BY THE COMPANY OR ANY OF ITS SUBSIDIARIES PURSUANT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND TO USE SUCH INFORMATION SOLELY FOR THE PURPOSES CONTEMPLATED BY THIS AGREEMENT; PROVIDED
                                                                    --------
THAT NOTHING HEREIN SHALL PREVENT ANY LENDER FROM DISCLOSING ANY SUCH INFORMATION (I) TO EITHER ADMINISTRATIVE AGENT OR ANY OTHER LENDER, (II) TO ANY TRANSFEREE WHICH RECEIVES SUCH INFORMATION HAVING BEEN MADE AWARE OF THE CONFIDENTIAL NATURE THEREOF AND WHICH AGREES TO COMPLY WITH THE PROVISIONS OF THIS SUBSECTION, (III) TO ITS EMPLOYEES, DIRECTORS, AGENTS, ATTORNEYS, ACCOUNTANTS AND OTHER PROFESSIONAL ADVISORS WHO ARE ADVISED OF THE CONFIDENTIAL NATURE OF SUCH INFORMATION, (IV) UPON THE REQUEST OR DEMAND OF ANY GOVERNMENTAL AUTHORITY HAVING JURISDICTION OVER SUCH LENDER, (V) IN RESPONSE TO ANY ORDER OF ANY COURT OR OTHER GOVERNMENTAL AUTHORITY OR AS MAY OTHERWISE BE REQUIRED PURSUANT TO ANY REQUIREMENT OF LAW, (VI) WHICH HAS BEEN PUBLICLY DISCLOSED OTHER THAN IN BREACH OF THIS AGREEMENT, OR (VII) IN CONNECTION WITH THE EXERCISE OF ANY REMEDY HEREUNDER.

          11.17  CONFLICTS.  IN CASE OF ANY CONFLICT OR INCONSISTENCY BETWEEN
                 ---------
THE PROVISIONS OF THIS AGREEMENT AND THE PROVISIONS OF ANY OTHER LOAN DOCUMENT, THE PROVISIONS OF THIS AGREEMENT SHALL CONTROL.

          11.18  REFERENCE TO AND EFFECT ON THE EXISTING CREDIT AGREEMENT.  ON
                 --------------------------------------------------------
AND AFTER THE DATE HEREOF, EACH REFERENCE TO THE "CREDIT AGREEMENT" IN ANY OF THE SECURITY DOCUMENTS, THE OTHER LOAN DOCUMENTS AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS DELIVERED BY ALL OR ANY ONE OR MORE OF THE BORROWERS, THE LENDERS, THE ADMINISTRATIVE AGENTS AND ANY OTHER PERSON SHALL MEAN AND BE A REFERENCE TO THIS AGREEMENT. EXCEPT AS SPECIFICALLY AMENDED HEREBY, THE EXISTING CREDIT AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT IN THE FORM OF THIS AGREEMENT, AND IS HEREBY RATIFIED AND CONFIRMED IN SUCH FORM.

          11.19  AUTHORIZATION FOR QUEBEC SECURITY.  FOR GREATER CERTAINTY, AND
                 ---------------------------------
WITHOUT LIMITING THE POWERS OF THE CANADIAN ADMINISTRATIVE AGENT HEREUNDER OR UNDER ANY OF THE CANADIAN SECURITY DOCUMENTS, EACH CANADIAN SUBSIDIARY OF THE BORROWER HEREBY ACKNOWLEDGES THAT THE CANADIAN ADMINISTRATIVE AGENT SHALL, FOR PURPOSES OF HOLDING ANY SECURITY GRANTED BY SUCH CANADIAN SUBSIDIARY OF THE BORROWER ON ITS PROPERTY PURSUANT TO THE LAWS OF THE PROVINCE OF QUEBEC, BE THE HOLDER OF AN IRREVOCABLE POWER OF ATTORNEY (WITHIN THE MEANING OF THE CIVIL CODE OF QUEBEC) FOR ALL PRESENT AND FUTURE C$ LENDERS, AND IN PARTICULAR FOR ALL PRESENT AND FUTURE HOLDERS OF ANY DEBENTURE EXECUTED AND DELIVERED BY ANY CANADIAN SUBSIDIARY OF THE BORROWER. EACH OF THE C$ LENDERS HEREBY IRREVOCABLY CONSTITUTES, TO THE EXTENT NECESSARY, THE CANADIAN ADMINISTRATIVE AGENT AS THE HOLDER OF AN IRREVOCABLE POWER OF ATTORNEY (WITHIN THE MEANING OF THE CIVIL CODE OF QUEBEC) IN ORDER TO HOLD SECURITY GRANTED BY ANY CANADIAN SUBSIDIARY OF THE BORROWER IN THE PROVINCE OF QUEBEC. ANY ASSIGNEE OF C$ LOANS SHALL BE DEEMED TO HAVE CONFIRMED AND RATIFIED THE CONSTITUTION OF THE CANADIAN ADMINISTRATIVE AGENT AS THE HOLDER OF SUCH IRREVOCABLE POWER OF

ATTORNEY BY EXECUTION OF THE RELEVANT ASSIGNMENT AND ACCEPTANCE SUBSTANTIALLY IN THE FORM OF EXHIBIT G. NOTWITHSTANDING THE PROVISIONS OF SECTION 32 OF THE SPECIAL CORPORATE POWERS ACT (QUEBEC), THE CANADIAN ADMINISTRATIVE AGENT MAY ACQUIRE AND BE THE HOLDER OF ANY DEBENTURE ISSUED BY ANY CANADIAN SUBSIDIARY OF THE BORROWER AS CONTEMPLATED UNDER ANY OF THE CANADIAN SECURITY DOCUMENTS AT ANY TIME AND FROM TIME TO TIME. EACH CANADIAN SUBSIDIARY OF THE BORROWER HEREBY ACKNOWLEDGES THAT ANY SUCH DEBENTURE CONSTITUTES A TITLE OF INDEBTEDNESS, AS SUCH TERM IS USED IN ARTICLE 2692 OF THE CIVIL CODE OF QUEBEC.

          11.20  AMENDMENT OF SCHEDULES.  IT IS UNDERSTOOD THAT THE SCHEDULES
                 ----------------------
ATTACHED TO THIS AGREEMENT ON THE CLOSING DATE ARE IN THE FORM ATTACHED TO THE EXISTING CREDIT AGREEMENT ON THE CLOSING DATE THEREUNDER AND THAT SUCH SCHEDULES MAY NOT REFLECT CERTAIN EVENTS THAT HAVE OCCURRED AFTER SUCH CLOSING DATE ("SUBSEQUENT EVENTS"). THE COMPANY REPRESENTS AND WARRANTS THAT THE SUBSEQUENT
  -----------------
EVENTS, INDIVIDUALLY AND IN THE AGGREGATE, WOULD NOT RESULT IN A MATERIAL ADVERSE EFFECT. THE COMPANY MAY, ON OR BEFORE MARCH 31, 1999, SUBMIT TO THE US ADMINISTRATIVE AGENT REVISED SCHEDULES WHICH, IF APPROVED BY THE US ADMINISTRATIVE AGENT (ACTING REASONABLY), WILL BE SUBSTITUTED FOR THE SCHEDULES ATTACHED TO THIS AGREEMENT ON THE CLOSING DATE.

                         SECTION 12.  LETTERS OF CREDIT

          12.1  L/C COMMITMENT.  (A)  SUBJECT TO THE TERMS AND CONDITIONS
                --------------
HEREOF, THE ISSUING LENDER, IN RELIANCE ON THE AGREEMENTS OF THE OTHER US$ LENDERS SET FORTH IN SUBSECTION 12.4(A), AGREES TO ISSUE LETTERS OF CREDIT ("LETTERS OF CREDIT") DENOMINATED IN US DOLLARS OR BRITISH POUNDS AS REQUESTED
  -----------------
BY THE COMPANY FOR THE ACCOUNT OF THE COMPANY ON ANY BUSINESS DAY DURING THE COMMITMENT PERIOD IN SUCH FORM AS MAY BE APPROVED FROM TIME TO TIME BY THE ISSUING LENDER; PROVIDED THAT THE ISSUING LENDER SHALL HAVE NO OBLIGATION TO
                --------
ISSUE ANY LETTER OF CREDIT IF, AFTER GIVING EFFECT TO SUCH ISSUANCE, (I) THE DOLLAR EQUIVALENT AMOUNT OF THE AGGREGATE L/C OBLIGATIONS WOULD EXCEED THE L/C COMMITMENT OR (II) THE AGGREGATE AMOUNT OF THE AVAILABLE US COMMITMENTS WOULD BE LESS THAN ZERO. EACH LETTER OF CREDIT SHALL (I) BE DENOMINATED IN US DOLLARS OR BRITISH POUNDS AND (II) EXPIRE NO LATER THAN THE EARLIER OF (X) THE FIRST ANNIVERSARY OF ITS DATE OF ISSUANCE (OR, IN THE CASE OF LETTERS OF CREDIT IN THE AGGREGATE AMOUNT NOT TO EXCEED (POUNDS)12,000,000 ISSUED IN CONNECTION WITH THE DATAVAULT TRANSACTION, THE FIFTH ANNIVERSARY OF THEIR DATE OF ISSUANCE) AND (Y) THE DATE THAT IS FIVE BUSINESS DAYS PRIOR TO THE TERMINATION DATE, PROVIDED THAT
                                                                   --------
ANY LETTER OF CREDIT WITH A ONE-YEAR TERM MAY PROVIDE FOR THE RENEWAL THEREOF FOR ADDITIONAL ONE-YEAR PERIODS (WHICH SHALL IN NO EVENT EXTEND BEYOND THE DATE REFERRED TO IN CLAUSE (Y) ABOVE).

          (B) THE ISSUING LENDER SHALL NOT AT ANY TIME BE OBLIGATED TO ISSUE ANY LETTER OF CREDIT HEREUNDER IF SUCH ISSUANCE WOULD CONFLICT WITH, OR CAUSE THE ISSUING LENDER OR ANY L/C PARTICIPANT TO EXCEED ANY LIMITS IMPOSED BY, ANY APPLICABLE REQUIREMENT OF LAW.

          12.2  PROCEDURE FOR ISSUANCE OF LETTER OF CREDIT.  THE COMPANY MAY
                ------------------------------------------
FROM TIME TO TIME REQUEST THAT THE ISSUING LENDER ISSUE A LETTER OF CREDIT BY DELIVERING TO THE ISSUING LENDER AT ITS ADDRESS FOR NOTICES SPECIFIED HEREIN AN APPLICATION THEREFOR, COMPLETED TO THE SATISFACTION OF THE ISSUING LENDER, AND SUCH OTHER CERTIFICATES, DOCUMENTS AND OTHER PAPERS AND INFORMATION AS THE ISSUING LENDER MAY REQUEST. UPON RECEIPT OF ANY APPLICATION, THE ISSUING LENDER WILL PROCESS SUCH APPLICATION AND THE CERTIFICATES, DOCUMENTS AND OTHER PAPERS AND INFORMATION DELIVERED TO IT IN CONNECTION THEREWITH IN ACCORDANCE WITH ITS CUSTOMARY PROCEDURES AND SHALL PROMPTLY ISSUE THE LETTER OF CREDIT REQUESTED THEREBY (BUT IN NO EVENT SHALL THE ISSUING LENDER BE REQUIRED TO ISSUE ANY LETTER OF CREDIT EARLIER THAN THREE BUSINESS DAYS AFTER ITS RECEIPT OF THE APPLICATION THEREFOR AND ALL SUCH OTHER CERTIFICATES, DOCUMENTS AND OTHER PAPERS AND INFORMATION RELATING THERETO) BY ISSUING THE ORIGINAL OF SUCH LETTER OF CREDIT TO THE BENEFICIARY THEREOF OR AS OTHERWISE MAY BE AGREED TO BY THE ISSUING LENDER AND THE COMPANY. THE ISSUING LENDER SHALL FURNISH A COPY OF SUCH LETTER OF CREDIT TO THE COMPANY PROMPTLY FOLLOWING THE ISSUANCE THEREOF. THE ISSUING LENDER SHALL PROMPTLY FURNISH TO THE ADMINISTRATIVE AGENT, WHICH SHALL IN TURN PROMPTLY FURNISH TO THE LENDERS, NOTICE OF THE ISSUANCE OF EACH LETTER OF CREDIT (INCLUDING THE AMOUNT THEREOF).

          12.3  FEES AND OTHER CHARGES.  (A)  THE COMPANY WILL PAY A FEE IN US
                ----------------------
DOLLARS ON THE DOLLAR EQUIVALENT AMOUNT OF ALL LETTERS OF CREDIT OUTSTANDING FROM TIME TO TIME CALCULATED AT A PER ANNUM RATE EQUAL TO THE APPLICABLE MARGIN THEN IN EFFECT WITH RESPECT TO EURODOLLAR LOANS, SHARED RATABLY AMONG THE US$ LENDERS AND PAYABLE QUARTERLY IN ARREARS ON EACH L/C FEE PAYMENT DATE AFTER THE ISSUANCE DATE. IN ADDITION, THE COMPANY SHALL PAY TO THE ISSUING LENDER FOR ITS OWN ACCOUNT A FRONTING FEE IN US DOLLARS IN THE DOLLAR EQUIVALENT AMOUNT OF SUCH FEE CALCULATED AT A RATE OF 1/4 OF 1% PER ANNUM ON THE UNDRAWN AND UNEXPIRED AMOUNT OF EACH LETTER OF CREDIT, PAYABLE QUARTERLY IN ARREARS ON EACH L/C FEE PAYMENT DATE AFTER THE ISSUANCE DATE.

          (B) IN ADDITION TO THE FOREGOING FEES, THE COMPANY SHALL PAY OR REIMBURSE THE ISSUING LENDER FOR SUCH NORMAL AND CUSTOMARY COSTS AND EXPENSES AS ARE INCURRED OR CHARGED BY THE ISSUING LENDER IN ISSUING, NEGOTIATING, EFFECTING PAYMENT UNDER, AMENDING OR OTHERWISE ADMINISTERING ANY LETTER OF CREDIT.

          12.4  L/C PARTICIPATIONS.  (A)  THE ISSUING LENDER IRREVOCABLY AGREES
                ------------------
TO GRANT AND HEREBY GRANTS TO EACH L/C PARTICIPANT, AND, TO INDUCE THE ISSUING LENDER TO ISSUE LETTERS OF CREDIT HEREUNDER, EACH L/C PARTICIPANT IRREVOCABLY AGREES TO ACCEPT AND PURCHASE AND HEREBY ACCEPTS AND PURCHASES FROM THE ISSUING LENDER, ON THE TERMS AND CONDITIONS HEREINAFTER STATED, FOR SUCH L/C PARTICIPANT'S OWN ACCOUNT AND RISK AN UNDIVIDED INTEREST EQUAL TO SUCH L/C PARTICIPANT'S US COMMITMENT PERCENTAGE IN THE ISSUING LENDER'S OBLIGATIONS AND RIGHTS UNDER EACH LETTER OF CREDIT ISSUED HEREUNDER AND THE AMOUNT OF EACH DRAFT PAID BY THE ISSUING LENDER THEREUNDER. EACH L/C PARTICIPANT UNCONDITIONALLY AND IRREVOCABLY AGREES WITH THE ISSUING LENDER THAT, IF A DRAFT IS PAID UNDER ANY

LETTER OF CREDIT FOR WHICH THE ISSUING LENDER IS NOT REIMBURSED IN FULL BY THE COMPANY IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT, SUCH L/C PARTICIPANT SHALL PAY TO THE ISSUING LENDER UPON DEMAND AT THE ISSUING LENDER'S ADDRESS FOR NOTICES SPECIFIED HEREIN AN AMOUNT EQUAL TO SUCH L/C PARTICIPANT'S US COMMITMENT PERCENTAGE OF THE AMOUNT OF SUCH DRAFT, OR ANY PART THEREOF, THAT IS NOT SO REIMBURSED.

          (B) IF ANY AMOUNT REQUIRED TO BE PAID BY ANY L/C PARTICIPANT TO THE ISSUING LENDER PURSUANT TO SUBSECTION 12.4(A) IN RESPECT OF ANY UNREIMBURSED PORTION OF ANY PAYMENT MADE BY THE ISSUING LENDER UNDER ANY LETTER OF CREDIT IS PAID TO THE ISSUING LENDER WITHIN THREE BUSINESS DAYS AFTER THE DATE SUCH PAYMENT IS DUE, SUCH L/C PARTICIPANT SHALL PAY TO THE ISSUING LENDER ON DEMAND AN AMOUNT EQUAL TO THE DOLLAR EQUIVALENT AMOUNT OF THE PRODUCT OF (I) SUCH AMOUNT, TIMES (II) THE DAILY AVERAGE FEDERAL FUNDS RATE DURING THE PERIOD FROM AND INCLUDING THE DATE SUCH PAYMENT IS REQUIRED TO THE DATE ON WHICH SUCH PAYMENT IS IMMEDIATELY AVAILABLE TO THE ISSUING LENDER, TIMES (III) A FRACTION THE NUMERATOR OF WHICH IS THE NUMBER OF DAYS THAT ELAPSE DURING SUCH PERIOD AND THE DENOMINATOR OF WHICH IS 360. IF ANY SUCH AMOUNT REQUIRED TO BE PAID BY ANY L/C PARTICIPANT PURSUANT TO SUBSECTION 12.4(A) IS NOT MADE AVAILABLE TO THE ISSUING LENDER BY SUCH L/C PARTICIPANT WITHIN THREE BUSINESS DAYS AFTER THE DATE SUCH PAYMENT IS DUE, THE ISSUING LENDER SHALL BE ENTITLED TO RECOVER FROM SUCH L/C PARTICIPANT, ON DEMAND, THE DOLLAR EQUIVALENT AMOUNT OF SUCH AMOUNT WITH INTEREST THEREON CALCULATED FROM SUCH DUE DATE AT THE RATE PER ANNUM APPLICABLE TO BASE RATE LOANS. A CERTIFICATE OF THE ISSUING LENDER SUBMITTED TO ANY L/C PARTICIPANT WITH RESPECT TO ANY AMOUNTS OWING UNDER THIS SECTION 12 SHALL BE CONCLUSIVE IN THE ABSENCE OF MANIFEST ERROR.

          (C) WHENEVER, AT ANY TIME AFTER THE ISSUING LENDER HAS MADE PAYMENT UNDER ANY LETTER OF CREDIT AND HAS RECEIVED FROM ANY L/C PARTICIPANT ITS PRO
                                                                         ---
RATA SHARE OF SUCH PAYMENT IN ACCORDANCE WITH SUBSECTION 12.4(A), THE ISSUING
----
LENDER RECEIVES ANY PAYMENT RELATED TO SUCH LETTER OF CREDIT (WHETHER DIRECTLY FROM THE COMPANY OR OTHERWISE, INCLUDING PROCEEDS OF COLLATERAL APPLIED THERETO BY THE ISSUING LENDER), OR ANY PAYMENT OF INTEREST ON ACCOUNT THEREOF, THE ISSUING LENDER WILL DISTRIBUTE TO SUCH L/C PARTICIPANT ITS PRO RATA SHARE
                                                           --- ----
THEREOF; PROVIDED, HOWEVER, THAT IN THE EVENT THAT ANY SUCH PAYMENT RECEIVED BY
         --------  -------
THE ISSUING LENDER SHALL BE REQUIRED TO BE RETURNED BY THE ISSUING LENDER, SUCH L/C PARTICIPANT SHALL RETURN TO THE ISSUING LENDER THE PORTION THEREOF PREVIOUSLY DISTRIBUTED BY THE ISSUING LENDER TO IT.

          12.5  REIMBURSEMENT OBLIGATION OF THE COMPANY.  THE COMPANY AGREES TO
                ---------------------------------------
REIMBURSE THE ISSUING LENDER ON EACH DATE ON WHICH THE ISSUING LENDER NOTIFIES THE COMPANY OF THE DATE AND AMOUNT OF A DRAFT PRESENTED UNDER ANY LETTER OF CREDIT AND PAID BY THE ISSUING LENDER FOR THE DOLLAR EQUIVALENT AMOUNT OF THE AMOUNT OF (A) SUCH DRAFT SO PAID AND (B) ANY TAXES, FEES, CHARGES OR OTHER COSTS OR EXPENSES INCURRED BY THE ISSUING LENDER IN CONNECTION WITH SUCH PAYMENT.
EACH SUCH PAYMENT SHALL BE MADE TO THE ISSUING LENDER AT ITS ADDRESS FOR NOTICES SPECIFIED HEREIN IN LAWFUL MONEY OF THE UNITED STATES AND IN IMMEDIATELY AVAILABLE FUNDS. INTEREST SHALL

BE PAYABLE ON ANY AND ALL AMOUNTS REMAINING UNPAID BY THE COMPANY UNDER THIS
SECTION 12 FROM THE DATE SUCH AMOUNTS BECOME PAYABLE (WHETHER AT STATED MATURITY, BY ACCELERATION OR OTHERWISE) UNTIL PAYMENT IN FULL AT THE RATE SET FORTH IN (I) UNTIL THE SECOND BUSINESS DAY FOLLOWING THE DATE OF THE APPLICABLE DRAWING, SUBSECTION 4.5(B) AND (II) THEREAFTER, SUBSECTION 4.5(D).

          12.6  OBLIGATIONS ABSOLUTE.  THE COMPANY'S OBLIGATIONS UNDER THIS
                --------------------
SECTION 12 SHALL BE ABSOLUTE AND UNCONDITIONAL UNDER ANY AND ALL CIRCUMSTANCES AND IRRESPECTIVE OF ANY SETOFF, COUNTERCLAIM OR DEFENSE TO PAYMENT THAT THE COMPANY MAY HAVE OR HAVE HAD AGAINST THE ISSUING LENDER, ANY BENEFICIARY OF A LETTER OF CREDIT OR ANY OTHER PERSON. THE COMPANY ALSO AGREES WITH THE ISSUING LENDER THAT THE ISSUING LENDER SHALL NOT BE RESPONSIBLE FOR, AND THE COMPANY'S REIMBURSEMENT OBLIGATIONS UNDER SUBSECTION 12.5 SHALL NOT BE AFFECTED BY, AMONG OTHER THINGS, THE VALIDITY OR GENUINENESS OF DOCUMENTS OR OF ANY ENDORSEMENTS THEREON, EVEN THOUGH SUCH DOCUMENTS SHALL IN FACT PROVE TO BE INVALID, FRAUDULENT OR FORGED, OR ANY DISPUTE BETWEEN OR AMONG THE COMPANY AND ANY BENEFICIARY OF ANY LETTER OF CREDIT OR ANY OTHER PARTY TO WHICH SUCH LETTER OF CREDIT MAY BE TRANSFERRED OR ANY CLAIMS WHATSOEVER OF THE COMPANY AGAINST ANY BENEFICIARY OF SUCH LETTER OF CREDIT OR ANY SUCH TRANSFEREE. THE ISSUING LENDER SHALL NOT BE LIABLE FOR ANY ERROR, OMISSION, INTERRUPTION OR DELAY IN TRANSMISSION, DISPATCH OR DELIVERY OF ANY MESSAGE OR ADVICE, HOWEVER TRANSMITTED, IN CONNECTION WITH ANY LETTER OF CREDIT, EXCEPT FOR ERRORS OR OMISSIONS FOUND BY A FINAL AND NONAPPEALABLE DECISION OF A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE ISSUING LENDER. THE COMPANY AGREES THAT ANY ACTION TAKEN OR OMITTED BY THE ISSUING LENDER UNDER OR IN CONNECTION WITH ANY LETTER OF CREDIT OR THE RELATED DRAFTS OR DOCUMENTS, IF DONE IN THE ABSENCE OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AND IN ACCORDANCE WITH THE STANDARDS OF CARE SPECIFIED IN THE UNIFORM COMMERCIAL CODE OF THE STATE OF NEW YORK, SHALL BE BINDING ON THE COMPANY AND SHALL NOT RESULT IN ANY LIABILITY OF THE ISSUING LENDER TO THE COMPANY.

          12.7  LETTER OF CREDIT PAYMENTS.  IF ANY DRAFT SHALL BE PRESENTED FOR
                -------------------------
PAYMENT UNDER ANY LETTER OF CREDIT, THE ISSUING LENDER SHALL PROMPTLY NOTIFY THE COMPANY OF THE DATE AND AMOUNT THEREOF. THE RESPONSIBILITY OF THE ISSUING LENDER TO THE COMPANY IN CONNECTION WITH ANY DRAFT PRESENTED FOR PAYMENT UNDER ANY LETTER OF CREDIT SHALL, IN ADDITION TO ANY PAYMENT OBLIGATION EXPRESSLY PROVIDED FOR IN SUCH LETTER OF CREDIT, BE LIMITED TO DETERMINING THAT THE DOCUMENTS (INCLUDING EACH DRAFT) DELIVERED UNDER SUCH LETTER OF CREDIT IN CONNECTION WITH SUCH PRESENTMENT ARE SUBSTANTIALLY IN CONFORMITY WITH SUCH LETTER OF CREDIT.

          12.8  APPLICATIONS.  TO THE EXTENT THAT ANY PROVISION OF ANY
                ------------
APPLICATION RELATED TO ANY LETTER OF CREDIT IS INCONSISTENT WITH THE PROVISIONS OF THIS SECTION 12, THE PROVISIONS OF THIS SECTION 12 SHALL APPLY.

        IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AGREEMENT TO BE DULY EXECUTED AND DELIVERED BY THEIR PROPER AND DULY AUTHORIZED OFFICERS AS OF THE DAY AND YEAR FIRST ABOVE WRITTEN.

                               PIERCE LEAHY CORP.

                               BY: /S/ JOSEPH P. LINAUGH
                                  ----------------------------------
                                        TITLE:  VP, TREASURER


                               PIERCE LEAHY COMMAND COMPANY

                               BY: /S/ JOSEPH P. LINAUGH
                                   ---------------------------------
                                        TITLE:  VP, TREASURER



                               CANADIAN IMPERIAL BANK OF COMMERCE, NEW
                               YORK AGENCY
                               AS US ADMINISTRATIVE AGENT AND AS A US$
                               LENDER

                               BY: /S/ HAROLD BIRK
                                  ----------------------------------
                                        TITLE:  EXECUTIVE DIRECTOR


                               CANADIAN IMPERIAL BANK OF COMMERCE
                               AS CANADIAN ADMINISTRATIVE AGENT AND AS A
                               C$ LENDER

                               BY: /S/ HAROLD BIRK
                                  ----------------------------------
                                        TITLE:  EXECUTIVE DIRECTOR


                               FIRST UNION NATIONAL BANK, AS SUCCESSOR TO
                               CORESTATES BANK, N.A. AS A LENDER

                               BY: /S/ JANE GREENFIELD
                                  ----------------------------------
                                        TITLE:  VICE PRESIDENT



                               CREDIT LYONNAIS NEW YORK BRANCH
                               AS A LENDER

                               BY: /S/ VLADIMIR LABUN
                                   ---------------------------------
                                        TITLE: FIRST VICE PRESIDENT-MANAGER

                               FLEET NATIONAL BANK
                               AS DOCUMENTATION AGENT AND AS A LENDER

                               BY: /S/ JAMES C. SILVA
                                  -----------------------------------
                                        TITLE: VICE PRESIDENT


                               THE FIRST NATIONAL BANK OF MARYLAND
                               A DIVISION OF FMB BANK AS A LENDER

                               BY: /S/ JOHN ACKER
                                  -----------------------------------
                                        TITLE: VICE PRESIDENT


                               HELLER FINANCIAL, INC.
                               AS A LENDER

                               BY: /S/ L. W. WOLF
                                  -----------------------------------
                                        TITLE: SENIOR VICE PRESIDENT


                               STATE STREET BANK AND TRUST COMPANY
                               AS A LENDER

                               BY: /S/ H. A. WOOD
                                  -----------------------------------
                                        TITLE: VICE PRESIDENT


                               THE BANK OF NEW YORK
                               AS A LENDER

                               BY:  /S/ PETER ABDILL
                                  -----------------------------------
                                        TITLE: VICE PRESIDENT


                               CREDIT LYONNAIS CANADA
                               AS A LENDER

                               BY: /S/ ROBERT DYCK
                                  -----------------------------------
                                        TITLE: MANAGER

BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION
AS A LENDER

BY: /S/ PATRICIA WILLIAMS
   --------------------------------
 TITLE: VICE PRESIDENT


BANK OF AMERICA CANADA
AS A LENDER

BY: /S/ RICHARD J. HALL
   --------------------------------
 TITLE: VICE PRESIDENT

                                                                    SCHEDULE 1.1

                       ADDRESSES FOR NOTICES; COMMITMENTS

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY
SYNDICATIONS

ADDRESS FOR NOTICE:
425 LEXINGTON AVENUE
NEW YORK, NEW YORK  10017
ATTENTION:  AIMEE EVANS
TELECOPY:  (212) 856-3763

COMMITMENT: US$36,000,000


CANADIAN IMPERIAL BANK OF COMMERCE

ADDRESS FOR NOTICE:
COMMERCE COURT WEST 7
TORONTO, ONTARIO, CANADA N5L 1A2
ATTENTION:  DAVID EVELYN
TELECOPY:  (416) 980-5151

COMMITMENT: C$20,000,000


BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION

ADDRESS FOR NOTICE:
MIDWEST BANKING DIVISION
231 SOUTH LASALLE STREET
CHICAGO, ILLINOIS  60697
ATTENTION:  PATRICIA WILLIAMS
TELECOPY:  (312) 828-1974

COMMITMENT: US$10,000,000



BANK OF AMERICA CANADA

ADDRESS FOR NOTICE:
200 FRONT STREET WEST
SUITE 2700
TORONTO, ONTARIO, CANADA  M5V 3L2
ATTENTION:  NELSON LAM
TELECOPY:  (416) 349-4282

COMMITMENT: C$5,000,000


FIRST UNION NATIONAL BANK, AS SUCCESSOR TO
CORESTATES BANK, N.A.

ADDRESS FOR NOTICE:
2240 BUTLER PIKE
SUITE 200
PLYMOUTH MEETING, PA  19462
ATTENTION:  JANE GREENFIELD
TELECOPY:  (610) 941-3158

COMMITMENT: US$10,000,000


CREDIT LYONNAIS NEW YORK BRANCH

ADDRESS FOR NOTICE:
1301 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK  10019
ATTENTION:  MICHAEL REGAN
TELECOPY:  (212) 459-3176

COMMITMENT: US$20,000,000


CREDIT LYONNAIS CANADA

ADDRESS FOR NOTICE:
ONE FINANCIAL PLACE
ONE ADELAIDE STREET
SUITE 2505
TORONTO, ONTARIO  M5C 2V9
ATTENTION:  ROB DYCK
TELECOPY:  (416) 202-6525

COMMITMENT: C$10,000,000


FLEET NATIONAL BANK

ADDRESS FOR NOTICE:
ONE FEDERAL STREET
MAILSTOP MA0FD03C
BOSTON, MASSACHUSETTS  02110
ATTENTION:  JAMES SILVA
TELECOPY:  (617) 346-4806

COMMITMENT: US$30,000,000



THE FIRST NATIONAL BANK OF MARYLAND,
A DIVISION OF FMB BANK

ADDRESS FOR NOTICE:
25 SOUTH CHARLES STREET
BALTIMORE, MARYLAND  21201
ATTENTION:  JOHN C. ACKER
TELECOPY:  (410) 244-4295

COMMITMENT: US$15,000,000


HELLER FINANCIAL, INC.

ADDRESS FOR NOTICE:
500 WEST MONROE
CHICAGO, ILLINOIS  60661
ATTENTION:  PATRICK HAYES
TELECOPY:  (312) 441-7357

COMMITMENT: US$14,000,000



STATE STREET BANK AND TRUST COMPANY

ADDRESS FOR NOTICE:
225 FRANKLIN STREET
BOSTON, MASSACHUSETTS  02110
ATTENTION:  HAMILTON H. WOOD
TELECOPY:  (617) 654-3708

COMMITMENT: US$20,000,000



THE BANK OF NEW YORK

ADDRESS FOR NOTICE:
ONE WALL STREET, 21ST FLOOR
NEW YORK, NEW YORK  10286

ATTENTION:  PETER H. ABDILL
TELECOPY:  (212) 635-7970/7978

COMMITMENT: US$20,000,000

                                       4